UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Phil J. Rinzel, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Explanatory Note:

The Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the year ended December 31, 2023, originally filed with the Securities and Exchange Commission on March 4, 2024 (Accession Number 0001193125-24-057220) to amend Item 1, “Reports to Stockholders” for Northwestern Mutual Series Fund, Inc. The sole purpose of this amendment is to replace the Report of Independent Registered Public Accounting Firm set forth on pages 254-255. Items 1 (except as noted above) through 13 (a)(1) of the Registrant’s Form N-CSR originally filed on March 4, 2024 are incorporated herein by reference. Other than the aforementioned, no other information or disclosures contained in the original filing are being amended by this Amendment.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 1.	Reports to Stockholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report December 31, 2023

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

● Growth Stock Portfolio	● International Growth Portfolio

● Focused Appreciation Portfolio	● Research International Core Portfolio

● Large Cap Core Stock Portfolio	● International Equity Portfolio

● Large Cap Blend Portfolio	● Emerging Markets Equity Portfolio

● Index 500 Stock Portfolio	● Government Money Market Portfolio

● Large Company Value Portfolio	● Short-Term Bond Portfolio

● Domestic Equity Portfolio	● Select Bond Portfolio

● Equity Income Portfolio	● Long-Term U.S. Government Bond Portfolio

● Mid Cap Growth Stock Portfolio	● Inflation Protection Portfolio

● Index 400 Stock Portfolio	● High Yield Bond Portfolio

● Mid Cap Value Portfolio	● Multi-Sector Bond Portfolio

● Small Cap Growth Stock Portfolio	● Balanced Portfolio

● Index 600 Stock Portfolio	● Asset Allocation Portfolio

● Small Cap Value Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from Northwestern Mutual, the issuer of your variable annuity and/or variable life insurance contract. Instead, your Fund annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive all future reports in paper free of charge by informing Northwestern Mutual that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all future shareholder reports.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period July 1, 2023 to December 31, 2023*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,111.26	$2.29	0.43%
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19	0.43

Focused Appreciation Portfolio
Actual	1,000.00	1,099.05	3.28	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Large Cap Core Stock Portfolio
Actual	1,000.00	1,086.76	2.31	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Large Cap Blend Portfolio
Actual	1,000.00	1,101.16	4.03	0.76
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87	0.76

Index 500 Stock Portfolio
Actual	1,000.00	1,079.42	1.05	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02	0.20

Expense Examples (unaudited)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period July 1, 2023 to December 31, 2023*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,029.07	$3.89	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87	0.76

Domestic Equity Portfolio
Actual	1,000.00	1,039.70	2.57	0.50
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50

Equity Income Portfolio
Actual	1,000.00	1,070.25	2.97	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,056.09	2.80	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,068.36	1.30	0.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	1.28	0.25

Mid Cap Value Portfolio
Actual	1,000.00	1,034.24	3.69	0.72
Hypothetical (5% return before expenses)	1,000.00	1,021.58	3.67	0.72

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,046.04	2.89	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

Index 600 Stock Portfolio
Actual	1,000.00	1,093.13	1.48	0.28
Hypothetical (5% return before expenses)	1,000.00	1,023.79	1.43	0.28

Small Cap Value Portfolio
Actual	1,000.00	1,096.72	4.60	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.82	4.43	0.87

International Growth Portfolio
Actual	1,000.00	1,051.77	3.21	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Research International Core Portfolio
Actual	1,000.00	1,028.13	3.83	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

International Equity Portfolio
Actual	1,000.00	1,052.70	3.52	0.68
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47	0.68

Emerging Markets Equity Portfolio
Actual	1,000.00	1,016.77	4.63	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.62	4.63	0.91

Expense Examples (unaudited)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period July 1, 2023 to December 31, 2023*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,025.64	$1.68	0.33%
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

Short-Term Bond Portfolio
Actual	1,000.00	1,036.90	2.00	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.24	1.99	0.39

Select Bond Portfolio
Actual	1,000.00	1,034.76	1.59	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.64	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	989.13	12.08	2.41
Hypothetical (5% return before expenses)	1,000.00	1,013.06	12.23	2.41

Inflation Protection Portfolio
Actual	1,000.00	1,016.68	2.54	0.50
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50

High Yield Bond Portfolio
Actual	1,000.00	1,075.79	2.35	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Multi-Sector Bond Portfolio
Actual	1,000.00	1,063.23	3.85	0.74
Hypothetical (5% return before expenses)	1,000.00	1,021.48	3.77	0.74

Balanced Portfolio
Actual	1,000.00	1,053.98	0.31	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,058.41	0.52	0.10
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.51	0.10

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the direct expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. The Portfolio invests in “blue chip” growth companies, which are companies that are well established in their industries and have the potential for above-average earnings growth. The Portfolio looks for companies with leading market positions, seasoned management and strong financial fundamentals. The Portfolio’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The Portfolio may look for companies with good prospects for dividend growth.

MARKET OVERVIEW

U.S. equities posted strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March; uncertainty about the debt ceiling; geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October; and a sluggish Chinese economic recovery. Arguably, the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to a range of 5.25% – 5.50%. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three, quarter-point interest rate cuts in 2024. Generally, growth stocks strongly outperformed value stocks across all market capitalizations, especially among large-capitalization stocks.

PORTFOLIO RESULTS

The Portfolio returned 49.69% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 42.68%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Overall, security selection and sector allocation contributed to the Portfolio’s relative return for the reporting period. More specifically, an overweight allocation and stock selection in the Communication Services sector contributed to relative performance. Shares of Meta Platforms advanced strongly for the year, driven by the company’s continued focus on cost discipline, a rebound in digital advertising spending and improving monetization trends within short-form videos.

An underweight allocation and favorable stock picks in the Industrials sector also contributed to the Portfolio’s relative return. For this sector, the Portfolio focuses on areas of secular, rather than cyclical, growth. As such, the Portfolio continued to emphasize unique, company-specific opportunities believed to drive meaningful growth regardless of the economic backdrop.

The Information Technology sector also contributed, due to favorable stock choices, although this was partially offset by an underweight allocation to the sector. Shares of NVIDIA Corporation advanced sharply amid expectations of elevated future demand for advanced graphics processing units (“GPUs”) that are critical for the development of artificial intelligence (“AI”) infrastructure.

On the downside, an overweight allocation and stock selection in the Financials sector detracted from the Portfolio’s relative performance. Chubb, a global insurance provider, declined amid an earnings miss driven by losses in its North American agriculture segment due to a drought in corn-producing states.

The Healthcare sector also detracted, driven by an overweight allocation, although this was partially offset by favorable stock selection in the sector. The Portfolio’s overweight allocation to Healthcare emphasized select managed care companies positioned to benefit from industry consolidation and the implementation of cost-effective solutions. Innovative medical device and equipment manufacturers that are focused on meaningfully improving patient outcomes also represented some of the more attractive opportunities in the sector.

Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Continued trends in disinflation, alongside a handful of benign jobs reports, have increased the likelihood of a soft landing for the economy. The Fed’s pivot to less aggressive actions — and implied rate cut cadence — has encouraged an appetite for risk as the probability of a recession continues to decline. We believe equity returns are likely to be more subdued in 2024; the possibility of future increases will likely hinge on the ability of companies to demonstrate meaningful earnings and free cash flow growth. From a positioning standpoint, we continue to refrain from taking a pronounced stance on macroeconomic implications. Instead, we are aiming for a balanced approach of offensive ideas that can thrive if the economy continues to improve and defensive positions that can provide downside support. Similarly, predicting election outcomes and subsequent market impacts is not an area of focus at this stage. However, as political agendas come into focus and the balance of political power crystalizes, actionable idiosyncratic investment opportunities may present themselves.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Growth Stock Portfolio	49.69%	13.38%	10.82%
Russell 1000® Growth Index	42.68%	19.50%	14.86%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Microsoft Corp.	10.2%

Amazon.com, Inc.	8.7%

Apple, Inc.	8.6%

Alphabet, Inc., Various	8.0%

NVIDIA Corp.	6.8%

Meta Platforms, Inc. - Class A	5.8%

Visa, Inc. - Class A	3.5%

UnitedHealth Group, Inc.	3.5%

Eli Lilly & Co.	3.2%

Mastercard, Inc. - Class A	2.8%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	38.3%

Communication Services	16.7%

Consumer Discretionary	16.1%

Health Care	13.4%

Financials	10.6%

Industrials	1.6%

Consumer Staples	1.4%

Materials	1.0%

Utilities	0.5%

Energy	0.3%

Short-Term Investments & Other Net Assets	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Communication Services (16.7%)
Alphabet, Inc. - Class A *	90,053	12,579
Alphabet, Inc. - Class C *	518,516	73,074
Meta Platforms, Inc. - Class A *	174,711	61,841
Netflix, Inc. *	35,155	17,116
Sea, Ltd., ADR *	55,676	2,255
T-Mobile US, Inc.	73,808	11,834

Total		178,699

Consumer Discretionary (16.1%)
Amazon.com, Inc. *	607,583	92,316
Booking Holdings, Inc. *	3,089	10,958
Carvana Co. *	55,200	2,922
Chipotle Mexican Grill, Inc. *	4,792	10,959
DoorDash, Inc. *	31,001	3,066
Lululemon Athletica, Inc. *	11,986	6,128
NIKE, Inc. - Class B	32,018	3,476
Ross Stores, Inc.	53,822	7,449
Tesla, Inc. *	115,439	28,684
The TJX Cos., Inc.	56,483	5,299

Total		171,257

Consumer Staples (1.4%)
Colgate-Palmolive Co.	33,100	2,638
Dollar General Corp.	52,899	7,192
Mondelez International, Inc.	41,200	2,984
The Procter & Gamble Co.	17,100	2,506

Total		15,320

Energy (0.3%)
Schlumberger, Ltd.	67,000	3,487

Total		3,487

Financials (10.6%)
Adyen NV *	196,321	2,529
The Charles Schwab Corp.	62,921	4,329
Chubb, Ltd.	52,892	11,954
Fiserv, Inc. *	18,694	2,483
The Goldman Sachs Group, Inc.	8,554	3,300
Marsh & McLennan Cos., Inc.	37,728	7,148
Mastercard, Inc. - Class A	70,709	30,158
Morgan Stanley	59,165	5,517
MSCI, Inc.	2,349	1,329
S&P Global, Inc.	14,409	6,347

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Financials continued
Visa, Inc. - Class A	143,855	37,453

Total		112,547

Health Care (13.4%)
Align Technology, Inc. *	3,197	876
AstraZeneca PLC, ADR	41,203	2,775
Danaher Corp.	30,742	7,112
Elevance Health, Inc.	10,474	4,939
Eli Lilly & Co.	58,677	34,204
Humana, Inc.	15,368	7,036
Intuitive Surgical, Inc. *	51,501	17,374
Stryker Corp.	21,714	6,502
Teleflex, Inc.	6,727	1,677
Thermo Fisher Scientific, Inc.	25,928	13,762
UnitedHealth Group, Inc.	70,989	37,374
Veeva Systems, Inc. - Class A *	12,767	2,458
Zoetis, Inc.	34,933	6,895

Total		142,984

Industrials (1.6%)
Cintas Corp.	4,012	2,418
General Electric Co.	47,734	6,092
Old Dominion Freight
Line, Inc.	10,754	4,359
TransDigm Group, Inc.	2,931	2,965
Veralto Corp.	10,635	875

Total		16,709

Information Technology (38.3%)
Advanced Micro Devices, Inc. *	54,461	8,028
Apple, Inc.	474,049	91,269
ASML Holding NV	17,837	13,501
Atlassian Corp. - Class A *	18,006	4,283
Bill.com Holdings, Inc. *	29,951	2,444
Confluent, Inc. - Class A *	58,611	1,372
CrowdStrike Holdings, Inc. *	10,186	2,601
Datadog, Inc. - Class A *	19,624	2,382
Fortinet, Inc. *	15,057	881
Intuit, Inc.	22,263	13,915
Lam Research Corp.	2,513	1,968
Microsoft Corp.	290,699	109,314
MongoDB, Inc. *	16,589	6,782
Monolithic Power Systems, Inc.	11,119	7,014
NVIDIA Corp.	147,468	73,029
Roper Technologies, Inc.	15,863	8,648

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
ServiceNow, Inc. *	39,609	27,983
Shopify, Inc. *	99,202	7,728
Snowflake, Inc. *	13,106	2,608
Synopsys, Inc. *	27,494	14,157
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	38,883	4,044
TE Connectivity, Ltd.	14,836	2,084
Texas Instruments, Inc.	14,936	2,546

Total		408,581

Materials (1.0%)
Linde PLC	13,332	5,476
The Sherwin-Williams Co.	17,269	5,386

Total		10,862

Utilities (0.5%)
Constellation Energy Corp.	46,600	5,447

Total		5,447

Total Common Stocks
(Cost: $645,913)		1,065,893

Total Investments (99.9%)
(Cost: $645,913)@		1,065,893

Other Assets, Less
Liabilities (0.1%)		1,210

Net Assets (100.0%)		1,067,103

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $654,095 and the net unrealized appreciation of investments based on that cost was $411,798 which is comprised of $439,420 aggregate gross unrealized appreciation and $27,622 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,065,893	$—	$—

Total Assets:	$1,065,893	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities but may exceed this range.

MARKET OVERVIEW

The U.S. equity market overcame several potential headwinds to post a robust total return in 2023. The interest-rate outlook was a key driver of volatility throughout the year, as the U.S Federal Reserve (the “Fed”) continued to raise rates — albeit at a slower pace than in 2022 — to combat inflation. This issue became more prominent in late summer and early autumn, when rising energy prices fueled concerns that persistent inflation could compel the Fed to keep rates higher for longer than anticipated. The backdrop changed considerably in the fourth quarter after a series of lower-than-expected inflation reports. In addition, Fed Chairman Jerome Powell surprised the markets in December by indicating that the central bank was likely finished raising rates and possibly on track to begin enacting rate cuts in 2024. Not least, it appeared that Gross Domestic Product growth would remain in positive territory and potentially allow the Fed to achieve the ideal outcome of a soft landing for the economy. Stocks rose in response, bringing most major large-cap indices to near all-time highs by year-end.

The late rally was broad-based, with strong participation from market segments — including the value style, small-caps and mid-caps — that had underperformed for most of 2023. Despite this shift, growth stocks were the key source of market leadership over the full year. Mega-cap technology-related companies produced particularly large gains that were fueled, in part, by excitement about the long-term prospects for artificial intelligence. On the other hand, the more traditionally defensive segments of the market lagged.

PORTFOLIO RESULTS

The Portfolio returned 50.99% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 42.68%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Stock selection in the Information Technology, Communication Services, Healthcare, Industrials and Consumer Staples sectors, as well as the allocations in the Communication Services and Consumer Staples sectors contributed positively to the Portfolio’s relative performance. Nvidia Corporation, Meta Platforms and Amazon.com were among the top contributors to the Portfolio’s performance.

Stock selection in the Financials and Consumer Discretionary sectors, as well as the allocations in the Information Technology, Financials, Healthcare and Industrials sectors detracted from the Portfolio’s relative performance. Illumina, PayPal Holdings and Deere & Company were among the largest detractors from performance.

During the year, a position was initiated in Thermo Fisher Scientific and existing positions were increased in Amazon. com, Block, Illumina, PayPal Holdings, Tesla and The Walt Disney Company as near-term price weaknesses created more attractive reward-to-risk opportunities. Existing positions were trimmed in Roche Holding and Novartis as well as in Meta Platforms and Nvidia Corporation as they reached the Portfolio’s maximum allowable position size of eight percent.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

We employ a style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth drivers, attractive cash flow returns on invested capital and management teams focused on creating long-

Focused Appreciation Portfolio (unaudited)

term value for shareholders. We aim to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations if and when they occur. The nature of the process leads to a lower turnover Portfolio where sector positioning is the result of stock selection. As of December 31, 2023, we were overweight in the Communication Services, Financials, Healthcare and Industrials sectors relative to the benchmark. We were underweight in the Information Technology, Consumer Staples and Consumer Discretionary sectors. We held no positions in the Energy, Real Estate, Materials or Utilities sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	50.99%	17.78%	14.56%
Russell 1000® Growth Index	42.68%	19.50%	14.86%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Meta Platforms, Inc. - Class A	7.7%

NVIDIA Corp.	7.5%

Alphabet, Inc., Various	6.2%

The Boeing Co.	5.7%

Visa, Inc. - Class A	5.5%

Amazon.com, Inc.	5.5%

Tesla, Inc.	5.2%

Microsoft Corp.	5.1%

Netflix, Inc.	4.4%

Oracle Corp.	4.0%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	28.2%

Communication Services	21.1%

Consumer Discretionary	14.8%

Health Care	13.3%

Financials	10.5%

Industrials	7.9%

Consumer Staples	3.0%

Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)
Communication Services (21.1%)
Alphabet, Inc. - Class A *	368,300	51,448
Alphabet, Inc. - Class C *	198,351	27,953
Meta Platforms, Inc. - Class A *	279,042	98,770
Netflix, Inc. *	114,843	55,915
The Walt Disney Co.	392,504	35,439

Total		269,525

Consumer Discretionary (14.8%)
Alibaba Group Holding, Ltd., ADR	133,950	10,382
Amazon.com, Inc. *	462,936	70,338
Starbucks Corp.	228,296	21,919
Tesla, Inc. *	268,568	66,734
Yum China Holdings, Inc.	130,958	5,557
Yum! Brands, Inc.	111,922	14,624

Total		189,554

Consumer Staples (3.0%)
Monster Beverage Corp. *	674,180	38,839

Total		38,839

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)
Financials (10.5%)
Block, Inc. - Class A *	205,592	15,903
FactSet Research
Systems, Inc.	42,612	20,328
PayPal Holdings, Inc. *	186,484	11,452
SEI Investments Co.	242,734	15,426
Visa, Inc. - Class A	271,056	70,569

Total		133,678

Health Care (13.3%)
Illumina, Inc. *	120,171	16,733
Intuitive Surgical, Inc. *	49,373	16,656
Novartis AG, ADR	161,734	16,330
Novo Nordisk A/S, ADR	243,125	25,151
Regeneron Pharmaceuticals, Inc. *	31,907	28,024
Roche Holding AG, ADR	367,913	13,330
Sandoz Group AG *	32,347	1,035
Thermo Fisher Scientific, Inc.	33,362	17,708
Vertex Pharmaceuticals, Inc. *	85,794	34,909

Total		169,876

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)
Industrials (7.9%)
The Boeing Co. *	280,216	73,041
Deere & Co.	19,943	7,975
Expeditors International of Washington, Inc.	161,723	20,571

Total		101,587

Information Technology (28.2%)
Autodesk, Inc. *	163,097	39,711
Microsoft Corp.	174,074	65,459
NVIDIA Corp.	192,387	95,274
Oracle Corp.	490,356	51,698
QUALCOMM, Inc.	156,552	22,642
Salesforce, Inc. *	163,745	43,088
Shopify, Inc. *	340,844	26,552
Workday, Inc. - Class A *	56,827	15,687

Total		360,111

Total Common Stocks (Cost: $693,361)		1,263,170

Total Investments (98.8%) (Cost: $693,361)@		1,263,170

Other Assets, Less Liabilities (1.2%)		15,949

Net Assets (100.0%)		1,279,119

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $697,751 and the net unrealized appreciation of investments based on that cost was $565,419 which is comprised of $615,616 aggregate gross unrealized appreciation and $50,197 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,263,170	$—	$—

Total Assets:	$1,263,170	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$669 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities rose during the twelve months ended December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-capitalization technology companies and steady Gross Domestic Product growth. Early in 2023, the collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening. Shares of a narrow group of mega-capitalization technology companies surged, helping growth stocks significantly outperform their value counterparts. These companies benefited from investor optimism about earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (“AI”). U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. In the fourth quarter, U.S. equities rallied, registering their largest quarterly return in three years as gains broadened beyond those select mega-capitalization stocks that dominated the stock market’s earlier performance. A rapid descent in inflation prompted the Fed to pivot, with policymakers anticipating 75 bps of interest rate cuts in 2024. Large-capitalization stocks outperformed mid-and small-capitalization stocks.

PORTFOLIO RESULTS

The Portfolio returned 25.78% for the twelve months ended December 31, 2023. By comparison, the S&P 500® Index (the “Index”) returned 26.29% for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

An underweight allocation to the Information Technology sector and overweight allocation to the Healthcare sector detracted from the Portfolio’s relative performance, while strong stock selection within the Communication Services, Healthcare and Energy sectors contributed.

Top detractors from the Portfolio’s relative performance included underweight positions in Information Technology sector companies NVIDIA Corporation and Apple. NVIDIA Corporation benefited from strong data center demand and the growing need for chips in AI and language learning models. Apple saw its install base grew to 2 billion devices, supporting share prices. Finally, an underweight position in Consumer Discretionary sector company Tesla also weighed on performance. Shares of Tesla rose over the period after reporting strong financial results in 2022. Investors were optimistic that demand would remain strong and outpace production capacity following vehicle price cuts.

Top contributors to the Portfolio’s relative performance included an overweight position in Communication Services sector company Meta Platforms. Meta Platforms advanced amid strong revenues, an increase to their stock buyback authorization, cost-cutting efforts and a rebound in online advertising. In the Consumer Discretionary sector, an overweight position in Amazon.com contributed as shares benefited as cost cutting measures and advancements in AI boosted investor sentiment. Finally, an out-of-benchmark position in Financials sector company Ares Management contributed, benefiting from healthy results with continued fundraising momentum as underlying demand for the firm’s strategies remained strong.

Large Cap Core Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

The final quarter of 2023 was marked by a significant market rally in December, closing out a resilient year for global equity markets. The broad rally underscored the adaptability of global equity markets, even as geopolitical tensions and policy uncertainties posed headwinds.

Inflation remains at the forefront of global economic considerations. As 2023 drew to a close, the market observed indications of inflationary pressures beginning to ease in most of the world, including the U.S. However, officials warn that inflation mitigation is an ongoing process, and premature rate cuts could lead to a trend reversal in 2024. While the recent rally is generally pricing in positivity, we acknowledge monetary policy effects typically are felt with a lag and global growth remains at risk. We will continue to closely track these macroeconomic developments.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	25.78%	15.50%	10.57%
S&P 500® Index	26.29%	15.70%	12.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Microsoft Corp.	8.8%

Amazon.com, Inc.	5.5%

Apple, Inc.	5.1%

Alphabet, Inc. - Class A	3.3%

Meta Platforms, Inc. - Class A	2.4%

Berkshire Hathaway, Inc. - Class B	2.2%

JPMorgan Chase & Co.	2.2%

Advanced Micro Devices, Inc.	1.7%

Adobe, Inc.	1.7%

Eli Lilly & Co.	1.7%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	26.6%

Health Care	13.8%

Financials	13.7%

Consumer Discretionary	10.3%

Industrials	9.3%

Communication Services	8.8%

Energy	5.0%

Consumer Staples	4.5%

Utilities	2.6%

Materials	2.5%

Real Estate	2.1%

Short-Term Investments & Other Net Assets	0.7%

Investment Companies	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Communication Services (8.8%)
Alphabet, Inc. - Class A *	157,635	22,020
Meta Platforms, Inc. -Class A *	45,879	16,239
Netflix, Inc. *	10,542	5,133
Omnicom Group, Inc.	46,574	4,029
Spotify Technology SA *	19,531	3,670
T-Mobile US, Inc.	48,561	7,786

Total		58,877

Consumer Discretionary (10.3%)
Amazon.com, Inc. *	241,733	36,729
AutoZone, Inc. *	1,909	4,936
Chipotle Mexican Grill, Inc. *	2,416	5,525
Lennar Corp. - Class A	25,289	3,769
Marriott International, Inc. - Class A	15,084	3,402
Tesla, Inc. *	12,977	3,225
The TJX Cos., Inc.	118,455	11,112

Total		68,698

Consumer Staples (4.5%)
Constellation Brands, Inc. - Class A	25,962	6,276
Haleon PLC	558,873	4,599
Monster Beverage Corp. *	156,217	9,000
Philip Morris International, Inc.	111,860	10,524

Total		30,399

Energy (5.0%)
BP PLC, ADR	228,659	8,094
ConocoPhillips	42,300	4,910
EOG Resources, Inc.	12,787	1,547
EQT Corp.	34,900	1,349
Marathon Petroleum Corp.	31,947	4,740
Schlumberger, Ltd.	39,434	2,052
Shell PLC	129,715	8,535
Targa Resources Corp.	23,188	2,014

Total		33,241

Financials (13.7%)
Arch Capital Group, Ltd. *	29,864	2,218
Ares Management Corp. - Class A	79,605	9,466
Berkshire Hathaway, Inc. - Class B *	41,421	14,773
Block, Inc. - Class A *	64,395	4,981
Chubb, Ltd.	15,598	3,525
Everest Re Group, Ltd.	8,083	2,858

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Financials continued
FLEETCOR Technologies, Inc. *	12,815	3,622
Global Payments, Inc.	38,221	4,854
Intercontinental Exchange, Inc.	33,202	4,264
JPMorgan Chase & Co.	86,319	14,683
KKR & Co., Inc.	57,451	4,760
Marsh & McLennan Cos., Inc.	12,519	2,372
PayPal Holdings, Inc. *	36,888	2,265
The Progressive Corp.	26,455	4,214
S&P Global, Inc.	18,028	7,942
Visa, Inc. - Class A	20,055	5,221

Total		92,018

Health Care (13.8%)
Abbott Laboratories	36,600	4,029
AbbVie, Inc.	11,220	1,739
Agilent Technologies, Inc.	18,922	2,631
Alnylam Pharmaceuticals, Inc. *	3,395	650
AmerisourceBergen Corp.	18,228	3,744
AstraZeneca PLC, ADR	59,488	4,006
Biogen, Inc. *	5,518	1,428
Boston Scientific Corp. *	64,551	3,732
Centene Corp. *	29,861	2,216
Danaher Corp.	23,492	5,435
Dexcom, Inc. *	21,756	2,700
Edwards Lifesciences Corp. *	36,377	2,774
Elevance Health, Inc.	4,918	2,319
Eli Lilly & Co.	19,583	11,415
Gilead Sciences, Inc.	11,872	962
GSK PLC, ADR	49,636	1,839
HCA Healthcare, Inc.	10,006	2,708
Humana, Inc.	5,937	2,718
Illumina, Inc. *	10,195	1,420
Insulet Corp. *	8,227	1,785
Laboratory Corp. of America Holdings	9,940	2,259
Merck & Co., Inc.	66,781	7,280
Moderna, Inc. *	2,685	267
Molina Healthcare, Inc. *	7,234	2,614
Novartis AG, ADR	22,198	2,241
Pfizer, Inc.	68,432	1,970
Regeneron Pharmaceuticals, Inc. *	1,941	1,705
Stryker Corp.	5,513	1,651

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Health Care continued
UnitedHealth Group, Inc.	11,773	6,198
Vertex Pharmaceuticals, Inc. *	6,069	2,469
Zoetis, Inc.	16,957	3,347

Total		92,251

Industrials (9.3%)
AerCap Holdings NV *	15,271	1,135
The Boeing Co. *	10,379	2,705
Builders FirstSource, Inc. *	26,236	4,380
C.H. Robinson Worldwide, Inc.	89,319	7,716
Ceridian HCM Holding, Inc. *	50,869	3,414
Deere & Co.	1,323	529
Delta Air Lines, Inc.	185,964	7,481
Emerson Electric Co.	15,731	1,531
Equifax, Inc.	6,662	1,647
Fortive Corp.	52,953	3,899
General Dynamics Corp.	25,350	6,583
Ingersoll-Rand, Inc.	39,898	3,086
Johnson Controls International PLC	30,273	1,745
Raytheon Technologies Corp.	30,950	2,604
Trane Technologies PLC	9,170	2,237
Uber Technologies, Inc. *	115,785	7,129
Veralto Corp.	7,830	644
Waste Connections, Inc.	18,976	2,833
Westinghouse Air Brake Technologies Corp.	6,799	863

Total		62,161

Information Technology (26.6%)
Adobe, Inc. *	19,175	11,440
Advanced Micro Devices, Inc. *	78,281	11,539
Apple, Inc.	177,669	34,207
First Solar, Inc. *	6,833	1,177
HubSpot, Inc. *	8,706	5,054
Intuit, Inc.	16,096	10,060
KLA Corp.	9,406	5,468
Marvell Technology, Inc.	50,416	3,041
Micron Technology, Inc.	54,457	4,647
Microsoft Corp.	156,153	58,720
NVIDIA Corp.	14,750	7,305

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
ON Semiconductor
Corp. *	29,091	2,430
ServiceNow, Inc. *	14,099	9,961
Synopsys, Inc. *	9,823	5,058
Texas Instruments, Inc.	45,321	7,725

Total		177,832

Materials (2.5%)
Ball Corp.	17,875	1,028
Celanese Corp. - Class A	23,302	3,621
Crown Holdings, Inc.	13,913	1,281
FMC Corp.	34,673	2,186
Linde PLC	13,257	5,445
PPG Industries, Inc.	19,206	2,872

Total		16,433

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Real Estate (2.1%)
CBRE Group, Inc. - Class A *	41,367	3,851
CoStar Group, Inc. *	15,751	1,376
Extra Space Storage, Inc.	14,349	2,301
Prologis, Inc.	27,463	3,661
Welltower, Inc.	35,433	3,195

Total		14,384

Utilities (2.6%)
Atmos Energy Corp.	24,393	2,827
Edison International	52,872	3,780
Exelon Corp.	72,965	2,619
NextEra Energy, Inc.	57,813	3,512

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)
Utilities continued
PG&E Corp.	257,784	4,648

Total		17,386

Total Common Stocks (Cost: $523,741)		663,680

Investment Companies (0.1%)

Investment Companies (0.1%)
SPDR S&P 500 ETF Trust	1,643	781

Total		781

Total Investment Companies (Cost: $698)		781

Total Investments (99.3%) (Cost: $524,439)@		664,461

Other Assets, Less Liabilities (0.7%)		4,435

Net Assets (100.0%)		668,896

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $528,012 and the net unrealized appreciation of investments based on that cost was $136,449 which is comprised of $147,169 aggregate gross unrealized appreciation and $10,720 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$663,680	$—	$—
Investment Companies	781	—	—

Total Assets:	$664,461	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large-and medium-capitalization U.S. companies listed or traded on U.S. securities exchanges.	$188 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged J.P. Morgan Investment Management, Inc. (“JP Morgan”) to act as sub-adviser for the Portfolio. JP Morgan was appointed sub-adviser to the Portfolio effective July 31, 2023. Prior to that time, the Portfolio was sub-advised by Fiduciary Management, Inc. (“FMI”). Normally, the Portfolio invests in equity securities of large-and medium-capitalization U.S. companies listed or traded on U.S. securities exchanges. The Portfolio may also invest up to 20% of its net assets in common stocks of foreign issuers, and may hold American Depositary Receipts (ADRs). The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform the benchmark through superior stock selection.

MARKET OVERVIEW

The U.S. equity markets ended the year strong despite witnessing the second largest bank failure in the history of the United States. The U.S. Federal Reserve (the “Fed”) hiked the fed funds target rate to 5.25% - 5.50%, the highest level in more than 22 years to curb record high inflation. The Consumer Price Index was at 6.4% in January 2023 and trended downwards to 3.1% in November 2023. Meanwhile, third quarter Gross Domestic Product (GDP) was a bright spot, with GDP rising at 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.

PORTFOLIO RESULTS

The Portfolio returned 20.61% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned 26.29%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

As noted above, prior to July 31, 2023, the Portfolio was managed by FMI. With respect to the period prior to July 31, 2023, relative performance was hindered by sector allocation weakness, mainly due to an underweight in Information Technology stocks, which was the top performing Index group and most heavily weighted group in the Index, followed by an overweight in the Financials sector. Financials sector investments detracted from the Portfolio’s relative performance due to holdings Charles Schwab Corp. and Northern Trust’s hangover from the Silicon Valley Bank crisis.

The following performance attribution comments relate to the period July 31, 2023, through December 31, 2023, during which time JP Morgan acted as the Portfolio’s sub-adviser.

The Portfolio saw relative strength during this period, as stock selection in the Industrials, Financials, and Healthcare sectors helped the most. Alternatively, stock selection within Utilities, Consumer Discretionary and Information Technology detracted the most from performance versus the Index.

At the individual stock level, the top contributors were positions in Progressive Corporation, Eaton Corp., Regeneron Pharmaceuticals, Inc. and Microsoft Corp., while top detractors included NextEra Energy, Inc., Bristol-Myers Squibb Company and an underweight position in Eli Lilly and Company.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of JP Morgan, the Portfolio’s sub-adviser.

We continue to focus on fundamentals of the economy and company earnings. Our analysts’ estimates for S&P 500® Index earnings currently project 12% for 2024 and 12% for 2025. While subject to revision, this forecast includes our best analysis of earnings expectations.

Large Cap Blend Portfolio (unaudited)

Easing inflation and improved prospects for growth have helped fuel optimism for a soft landing. However, be it the U.S. election, higher policy rates or significant geopolitical tension, risks continue to remain that could push the economy into recession in 2024. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	20.61%	10.94%	9.17%
S&P 500® Index	26.29%	15.70%	12.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Microsoft Corp.	9.5%

Apple, Inc.	5.1%

Amazon.com, Inc.	4.7%

NVIDIA Corp.	3.4%

UnitedHealth Group, Inc.	3.2%

Alphabet, Inc. - Class A	3.1%

Meta Platforms, Inc. - Class A	2.9%

AbbVie, Inc.	2.7%

Morgan Stanley	2.5%

NXP Semiconductors NV	2.5%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	29.7%

Health Care	14.1%

Consumer Discretionary	11.7%

Financials	11.6%

Industrials	11.4%

Communication Services	6.0%

Energy	5.4%

Utilities	4.1%

Materials	2.9%

Real Estate	2.4%

Consumer Staples	2.3%

Short-Term Investments & Other Net Assets	-1.6%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (101.6%)	Shares/ Par +	Value $ (000’s)
Communication Services (6.0%)
Alphabet, Inc. - Class A *	41,364	5,778
Meta Platforms, Inc. - Class A *	15,502	5,487

Total		11,265

Consumer Discretionary (11.7%)
Amazon.com, Inc. *	58,025	8,816
Lowe’s Companies, Inc.	19,676	4,379
Marriott International, Inc. - Class A	5,153	1,162
McDonald’s Corp.	15,019	4,453
Tesla, Inc. *	5,137	1,277
The TJX Cos., Inc.	19,394	1,819

Total		21,906

Consumer Staples (2.3%)
The Coca-Cola Co.	75,131	4,427

Total		4,427

Energy (5.4%)
Baker Hughes	133,848	4,575
ConocoPhillips	21,663	2,514
Pioneer Natural Resources Co.	13,330	2,998

Total		10,087

Financials (11.6%)
American Express Co.	16,325	3,058
Ameriprise Financial, Inc.	7,127	2,707
FLEETCOR Technologies, Inc. *	3,221	910
Morgan Stanley	51,135	4,768
The Progressive Corp.	10,383	1,654
S&P Global, Inc.	4,326	1,906
U.S. Bancorp	59,138	2,560

Common Stocks (101.6%)	Shares/ Par +	Value $ (000’s)
Financials continued
Wells Fargo & Co.	86,743	4,270

Total		21,833

Health Care (14.1%)
AbbVie, Inc.	33,186	5,143
Biogen, Inc. *	6,144	1,590
Bristol-Myers Squibb Co.	46,707	2,397
Danaher Corp.	9,528	2,204
Eli Lilly & Co.	1,839	1,072
Regeneron Pharmaceuticals, Inc. *	4,112	3,611
Stryker Corp.	9,285	2,780
UnitedHealth Group, Inc.	11,487	6,048
Vertex Pharmaceuticals, Inc. *	4,168	1,696

Total		26,541

Industrials (11.4%)
CSX Corp.	53,782	1,865
Deere & Co.	11,801	4,719
Eaton Corp. PLC	16,014	3,856
Howmet Aerospace, Inc.	19,530	1,057
Norfolk Southern Corp.	11,838	2,798
Northrop Grumman Corp.	7,815	3,658
Trane Technologies PLC	8,850	2,159
Uber Technologies, Inc. *	22,409	1,380

Total		21,492

Common Stocks (101.6%)	Shares/ Par +	Value $ (000’s)
Information Technology (29.7%)
Accenture PLC - Class A	7,427	2,606
Advanced Micro Devices, Inc. *	17,379	2,562
Analog Devices, Inc.	7,131	1,416
Apple, Inc.	49,790	9,586
ASML Holding NV	1,515	1,147
Intuit, Inc.	2,305	1,441
Mastercard, Inc. - Class A	9,753	4,160
Microsoft Corp.	47,316	17,793
NVIDIA Corp.	12,720	6,299
NXP Semiconductors NV	20,664	4,746
Oracle Corp.	27,354	2,884
Seagate Technology Holdings PLC	12,423	1,060

Total		55,700

Materials (2.9%)
Eastman Chemical Co.	11,062	994
PPG Industries, Inc.	12,644	1,891
Vulcan Materials Co.	11,099	2,519

Total		5,404

Real Estate (2.4%)
Prologis, Inc.	33,811	4,507

Total		4,507

Utilities (4.1%)
NextEra Energy, Inc.	69,037	4,193
PG&E Corp.	190,097	3,428

Total		7,621

Total Common Stocks (Cost: $177,089)		190,783

Total Investments (101.6%) (Cost: $177,089)@		190,783

Other Assets, Less Liabilities (-1.6%)		(3,050)

Net Assets (100.0%)		187,733

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $177,451 and the net unrealized appreciation of investments based on that cost was $13,332 which is comprised of $16,146 aggregate gross unrealized appreciation and $2,814 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$190,783	$—	$—

Total Assets:	$190,783	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$5.5 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-advisor for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures to help achieve full replication.

MARKET OVERVIEW

The U.S. equity market climbed a wall of worry in 2023 - stock prices jumped double digits despite a year filled with extraordinary events that had the potential to give any investor pause, including the Silicon Valley Bank crisis, U.S. debt default fears, as well as geopolitical tensions in the Middle East. In the end, investors focused on the U.S.’s resilient economic growth, rapidly declining inflation reports, and the widely held expectation late in the year that the U.S. Federal Reserve would prove successful in soft landing the economy in 2024.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 26.29%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 16.44% and 16.05%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned 5.53%, while the Bloomberg® U.S. Corporate High Yield Index returned 13.45%.

PORTFOLIO RESULTS

The Portfolio returned 26.04% for the twelve months ended December 31, 2023. By comparison, the S&P 500® Index (the “Index”) returned 26.29%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of equity index futures contracts.

The Information Technology sector contributed the most to the Portfolio’s return for the reporting period, followed by the Communication Services and Consumer Discretionary sectors. These three sectors benefited from better-than-expected earnings growth, investor enthusiasm for corporate cost-cutting and optimism that artificial intelligence (AI) could lead to strong growth opportunities in technology and technology-related companies.

The Magnificent Seven, a group of large technology companies that includes Apple, Microsoft, Alphabet, Amazon.com, NVIDIA, Meta Platforms and Tesla, generated approximately 62% of the Index’s annual total return.

The Industrials and Financials sectors also contributed to the Portfolio’s return, supported generally by resilient economic growth. The Industrials sector advanced amid steady increases in construction spending, which supported corporate earnings. The Financials sector was buoyed as higher interest rates raised revenues on insurance company holdings and boosted lending revenue for banks.

On the downside, the Consumer Staples, Utilities and Energy sectors detracted from the Portfolio’s return. The Utilities and Consumer Staples sectors are generally seen as more defensive sectors, typically benefiting from lower volatility returns and consistent dividend payments. However, as higher monetary policy rates pushed longer-dated U.S. Treasury yields to 15-year highs, investors favored the higher yields on these government-issued securities. Weakness in the Energy sector was largely due to a decline in oil prices, as global growth slowed, which weighed on energy company earnings. The price of a barrel of West Texas Intermediate (WTI), a benchmark for oil prices, fell over 10% in 2023.

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	26.04%	15.45%	11.80%
S&P 500® Index	26.29%	15.70%	12.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Apple, Inc.	7.0%

Microsoft Corp.	6.9%

Alphabet, Inc., Various	3.8%

Amazon.com, Inc.	3.4%

NVIDIA Corp.	3.0%

Meta Platforms, Inc. - Class A	1.9%

Tesla, Inc.	1.7%

Berkshire Hathaway, Inc. - Class B	1.6%

JPMorgan Chase & Co.	1.2%

Broadcom, Inc.	1.2%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	28.6%

Financials	12.8%

Health Care	12.5%

Consumer Discretionary	10.7%

Industrials	8.7%

Communication Services	8.5%

Consumer Staples	6.1%

Energy	3.8%

Real Estate	2.5%

Materials	2.4%

Utilities	2.3%

Short-Term Investments & Other Net Assets	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Communication Services (8.5%)
Alphabet, Inc. - Class A *	802,189	112,058
Alphabet, Inc. - Class C *	675,144	95,148
AT&T, Inc.	969,190	16,263
Charter Communications, Inc. - Class A *	13,634	5,299
Comcast Corp. - Class A	544,322	23,868
Electronic Arts, Inc.	33,177	4,539
Fox Corp. - Class A	34,594	1,026
Fox Corp. - Class B	17,886	495
The Interpublic Group of Companies, Inc.	51,916	1,695
Live Nation Entertainment, Inc. *	19,386	1,815
Match Group, Inc. *	36,844	1,345
Meta Platforms, Inc. - Class A *	300,869	106,496
Netflix, Inc. *	59,328	28,886
News Corp. - Class A	51,547	1,265
News Corp. - Class B	16,798	432
Omnicom Group, Inc.	27,256	2,358
Paramount Global - Class B	65,127	963
Take-Two Interactive Software, Inc. *	21,634	3,482
T-Mobile US, Inc.	68,975	11,059
Verizon Communications, Inc.	569,869	21,484
The Walt Disney Co.	248,028	22,394
Warner Bros.
Discovery, Inc. *	299,918	3,413

Total		465,783

Consumer Discretionary (10.7%)
Airbnb, Inc. *	58,141	7,915
Amazon.com, Inc. *	1,232,691	187,295
Aptiv PLC *	36,968	3,317
AutoZone, Inc. *	2,390	6,180
Bath & Body Works, Inc.	31,151	1,344
Best Buy Co., Inc.	26,623	2,084
Booking Holdings, Inc. *	4,729	16,775
BorgWarner, Inc.	32,487	1,165
Caesars Entertainment, Inc. *	28,727	1,347
CarMax, Inc. *	21,680	1,664
Carnival Corp. *	134,683	2,497
Chipotle Mexican Grill, Inc. *	3,720	8,507
D.R. Horton, Inc.	40,850	6,208

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
Darden Restaurants, Inc.	16,543	2,718
Domino’s Pizza, Inc.	4,889	2,015
eBay, Inc.	70,351	3,069
Etsy, Inc. *	16,232	1,316
Expedia Group, Inc. *	18,072	2,743
Ford Motor Co.	532,999	6,497
Garmin, Ltd.	20,577	2,645
General Motors Co.	185,634	6,668
Genuine Parts Co.	19,204	2,660
Hasbro, Inc.	17,580	898
Hilton Worldwide Holdings, Inc.	34,761	6,330
The Home Depot, Inc.	135,560	46,978
Las Vegas Sands Corp.	45,538	2,241
Lennar Corp. - Class A	33,908	5,054
LKQ Corp.	35,613	1,702
Lowe’s Companies, Inc.	78,228	17,410
Lululemon Athletica, Inc. *	15,609	7,981
Marriott International, Inc. - Class A	33,440	7,541
McDonald’s Corp.	98,321	29,153
MGM Resorts International *	38,279	1,710
Mohawk Industries, Inc. *	6,980	722
NIKE, Inc. - Class B	165,916	18,014
Norwegian Cruise Line Holdings, Ltd. *	57,774	1,158
NVR, Inc. *	419	2,933
O’Reilly Automotive, Inc. *	8,019	7,619
Pool Corp.	5,243	2,090
PulteGroup, Inc.	29,224	3,017
Ralph Lauren Corp.	5,388	777
Ross Stores, Inc.	45,902	6,352
Royal Caribbean Cruises, Ltd. *	29,997	3,884
Starbucks Corp.	154,880	14,870
Tapestry, Inc.	31,710	1,167
Tesla, Inc. *	374,887	93,152
The TJX Cos., Inc.	155,081	14,548
Tractor Supply Co.	14,838	3,191
Ulta Beauty, Inc. *	6,673	3,270
VF Corp.	44,116	829
Whirlpool Corp.	7,622	928
Wynn Resorts, Ltd.	13,206	1,203
Yum! Brands, Inc.	38,315	5,006

Total		588,357

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Consumer Staples (6.1%)
Altria Group, Inc.	239,741	9,671
Archer-Daniels-Midland Co.	72,300	5,221
Brown-Forman Corp. - Class B	25,179	1,438
Bunge Global SA	19,694	1,988
Campbell Soup Co.	27,937	1,208
Church & Dwight Co., Inc.	33,144	3,134
The Clorox Co.	16,949	2,417
The Coca-Cola Co.	527,438	31,082
Colgate-Palmolive Co.	111,609	8,896
Conagra Brands, Inc.	65,083	1,865
Constellation Brands, Inc. - Class A	22,058	5,333
Costco Wholesale Corp.	60,014	39,614
Dollar General Corp.	29,974	4,075
Dollar Tree, Inc. *	28,331	4,024
The Estee Lauder Cos., Inc. - Class A	31,629	4,626
General Mills, Inc.	78,793	5,133
The Hershey Co.	20,040	3,736
Hormel Foods Corp.	39,922	1,282
The J.M. Smucker Co.	13,924	1,760
Kellogg Co.	35,160	1,966
Kenvue, Inc.	233,621	5,030
Keurig Dr. Pepper, Inc.	137,187	4,571
Kimberly-Clark Corp.	45,951	5,584
The Kraft Heinz Co.	108,684	4,019
The Kroger Co.	88,977	4,067
Lamb Weston Holdings, Inc.	19,529	2,111
McCormick & Co., Inc.	34,058	2,330
Molson Coors Beverage Co. - Class B	25,100	1,536
Mondelez International, Inc.	184,406	13,357
Monster Beverage Corp. *	100,133	5,769
PepsiCo, Inc.	186,364	31,652
Philip Morris International, Inc.	210,430	19,797
The Procter & Gamble Co.	319,478	46,816
Sysco Corp.	68,345	4,998
Target Corp.	62,571	8,911
Tyson Foods, Inc. - Class A	39,540	2,125
Walgreens Boots Alliance, Inc.	97,233	2,539
Walmart, Inc.	193,367	30,484

Total		334,165

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Energy (3.8%)
APA Corp.	42,216	1,515
Baker Hughes	136,396	4,662
Chevron Corp.	237,974	35,496
ConocoPhillips	160,954	18,682
Coterra Energy, Inc.	103,618	2,644
Devon Energy Corp.	87,784	3,976
Diamondback Energy, Inc.	24,385	3,782
EOG Resources, Inc.	79,400	9,603
EQT Corp.	49,277	1,905
Exxon Mobil Corp.	542,972	54,286
Halliburton Co.	121,325	4,386
Hess Corp.	37,763	5,444
Kinder Morgan, Inc.	264,345	4,663
Marathon Oil Corp.	79,331	1,917
Marathon Petroleum Corp.	51,468	7,636
Occidental Petroleum Corp.	89,501	5,344
ONEOK, Inc.	79,277	5,567
Phillips 66	59,636	7,940
Pioneer Natural Resources Co.	31,625	7,112
Schlumberger, Ltd.	193,801	10,085
Targa Resources Corp.	30,225	2,626
Valero Energy Corp.	46,149	5,999
The Williams Cos., Inc.	165,192	5,754

Total		211,024

Financials (12.8%)
Aflac, Inc.	72,084	5,947
The Allstate Corp.	35,472	4,965
American Express Co.	78,038	14,620
American International Group, Inc.	95,163	6,447
Ameriprise Financial, Inc.	13,717	5,210
Aon PLC	27,139	7,898
Arch Capital Group, Ltd. *	50,394	3,743
Arthur J. Gallagher & Co.	28,962	6,513
Assurant, Inc.	7,147	1,204
Bank of America Corp.	933,259	31,423
The Bank of New York Mellon Corp.	104,248	5,426
Berkshire Hathaway, Inc. - Class B *	246,627	87,962
BlackRock, Inc.	18,955	15,388
The Blackstone Group, Inc.	96,785	12,671
Brown & Brown, Inc.	31,816	2,262
Capital One Financial Corp.	51,624	6,769
Cboe Global Markets, Inc.	14,402	2,572
The Charles Schwab Corp.	201,728	13,879
Chubb, Ltd.	55,303	12,499

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Financials continued
Cincinnati Financial Corp.	21,722	2,247
Citigroup, Inc.	259,429	13,345
Citizens Financial Group, Inc.	64,405	2,134
CME Group, Inc.	49,043	10,328
Comerica, Inc.	17,893	999
Discover Financial Services	34,084	3,831
Everest Re Group, Ltd.	5,448	1,926
FactSet Research Systems, Inc.	5,233	2,496
Fidelity National Information Services, Inc.	81,045	4,868
Fifth Third Bancorp	92,312	3,184
Fiserv, Inc. *	81,356	10,807
FLEETCOR Technologies, Inc. *	9,787	2,766
Franklin Resources, Inc.	37,588	1,120
Global Payments, Inc.	35,296	4,483
Globe Life, Inc.	11,610	1,413
The Goldman Sachs Group, Inc.	44,205	17,053
The Hartford Financial Services Group, Inc.	40,770	3,277
Huntington Bancshares, Inc.	195,187	2,483
Intercontinental Exchange, Inc.	76,199	9,786
Invesco, Ltd.	62,069	1,107
Jack Henry & Associates, Inc.	9,805	1,602
JPMorgan Chase & Co.	391,878	66,658
KeyCorp	126,465	1,821
Loews Corp.	24,815	1,727
M&T Bank Corp.	22,691	3,111
MarketAxess Holdings, Inc.	5,237	1,534
Marsh & McLennan Cos., Inc.	66,836	12,663
Mastercard, Inc. - Class A	112,248	47,875
MetLife, Inc.	84,280	5,573
Moody’s Corp.	21,333	8,332
Morgan Stanley	171,310	15,975
MSCI, Inc.	10,785	6,101
Nasdaq, Inc.	46,248	2,689
Northern Trust Corp.	28,020	2,364
PayPal Holdings, Inc. *	146,143	8,975
The PNC Financial Services Group, Inc.	53,995	8,361
Principal Financial Group, Inc.	29,732	2,339
The Progressive Corp.	79,709	12,696
Prudential Financial, Inc.	48,934	5,075

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Financials continued
Raymond James Financial, Inc.	25,631	2,858
Regions Financial Corp.	127,547	2,472
S&P Global, Inc.	43,918	19,347
State Street Corp.	41,829	3,240
Synchrony Financial	56,091	2,142
T. Rowe Price Group, Inc.	30,292	3,262
The Travelers Cos., Inc.	31,220	5,947
Truist Financial Corp.	180,785	6,675
U.S. Bancorp	212,316	9,189
Visa, Inc. - Class A	216,068	56,253
W.R. Berkley Corp.	28,414	2,009
Wells Fargo & Co.	492,271	24,230
Willis Towers Watson PLC	13,997	3,376
Zions Bancorp NA	20,072	881

Total		704,403

Health Care (12.5%)
Abbott Laboratories	235,229	25,892
AbbVie, Inc.	239,320	37,087
Agilent Technologies, Inc.	39,660	5,514
Align Technology, Inc. *	9,735	2,667
AmerisourceBergen Corp.	22,246	4,569
Amgen, Inc.	72,544	20,894
Baxter International, Inc.	69,248	2,677
Becton Dickinson and Co.	38,914	9,488
Biogen, Inc. *	19,641	5,082
Bio-Rad Laboratories, Inc. - Class A *	2,969	959
Bio-Techne Corp.	21,192	1,635
Boston Scientific Corp. *	196,747	11,374
Bristol-Myers Squibb Co.	275,813	14,152
Cardinal Health, Inc.	33,409	3,368
Catalent, Inc. *	24,453	1,099
Centene Corp. *	72,411	5,374
Charles River Laboratories International, Inc. *	6,814	1,611
Cigna Corp.	39,665	11,878
The Cooper Cos., Inc.	6,765	2,560
CVS Health Corp.	174,101	13,747
Danaher Corp.	89,144	20,623
DaVita, Inc. *	7,599	796
DENTSPLY SIRONA, Inc.	30,149	1,073
Dexcom, Inc. *	52,373	6,499
Edwards Lifesciences Corp. *	82,930	6,323
Elevance Health, Inc.	31,849	15,019
Eli Lilly & Co.	108,091	63,008

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Health Care continued
GE HealthCare Technologies, Inc.	50,030	3,868
Gilead Sciences, Inc.	168,902	13,683
HCA Healthcare, Inc.	26,848	7,267
Henry Schein, Inc. *	17,921	1,357
Hologic, Inc. *	33,202	2,372
Humana, Inc.	16,688	7,640
IDEXX Laboratories, Inc. *	11,264	6,252
Illumina, Inc. *	21,436	2,985
Incyte Corp. *	25,678	1,612
Insulet Corp. *	9,534	2,069
Intuitive Surgical, Inc. *	47,934	16,171
IQVIA Holdings, Inc. *	24,972	5,778
Johnson & Johnson	326,308	51,145
Laboratory Corp. of America Holdings	11,508	2,616
McKesson Corp.	18,037	8,351
Medtronic PLC	180,355	14,858
Merck & Co., Inc.	343,489	37,447
Mettler-Toledo International, Inc. *	2,939	3,565
Moderna, Inc. *	44,848	4,460
Molina Healthcare, Inc. *	7,880	2,847
Pfizer, Inc.	765,375	22,035
Quest Diagnostics, Inc.	15,323	2,113
Regeneron Pharmaceuticals, Inc. *	14,556	12,784
ResMed, Inc.	20,038	3,447
Revvity, Inc.	16,728	1,828
STERIS PLC	13,580	2,986
Stryker Corp.	45,831	13,724
Teleflex, Inc.	6,424	1,602
Thermo Fisher Scientific, Inc.	52,373	27,799
UnitedHealth Group, Inc.	125,374	66,006
Universal Health Services, Inc. - Class B	8,609	1,312
Vertex Pharmaceuticals, Inc. *	34,929	14,212
Viatris, Inc.	166,424	1,802
Waters Corp. *	8,069	2,657
West Pharmaceutical Services, Inc.	10,072	3,547
Zimmer Biomet Holdings, Inc.	28,593	3,480
Zoetis, Inc.	62,233	12,283

Total		684,928

Industrials (8.7%)
3M Co.	75,538	8,258
A.O. Smith Corp.	16,649	1,372
Allegion PLC	12,067	1,529
American Airlines Group, Inc. *	88,090	1,210

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Industrials continued
AMETEK, Inc.	31,317	5,164
Automatic Data Processing, Inc.	55,753	12,989
Axon Enterprise, Inc. *	9,316	2,407
The Boeing Co. *	77,085	20,093
Broadridge Financial Solutions, Inc.	15,949	3,281
Builders FirstSource, Inc. *	16,727	2,792
C.H. Robinson Worldwide, Inc.	15,929	1,376
Carrier Global Corp.	114,205	6,561
Caterpillar, Inc.	69,150	20,445
Ceridian HCM Holding, Inc. *	20,884	1,402
Cintas Corp.	11,856	7,145
Copart, Inc. *	116,744	5,720
CSX Corp.	267,866	9,287
Cummins, Inc.	19,166	4,592
Deere & Co.	36,306	14,518
Delta Air Lines, Inc.	87,814	3,533
Dover Corp.	19,074	2,934
Eaton Corp. PLC	54,346	13,088
Emerson Electric Co.	77,277	7,521
Equifax, Inc.	16,887	4,176
Expeditors International of Washington, Inc.	19,708	2,507
Fastenal Co.	78,066	5,056
FedEx Corp.	31,354	7,932
Fortive Corp.	47,637	3,507
Generac Holdings, Inc. *	8,613	1,113
General Dynamics Corp.	30,684	7,968
General Electric Co.	147,531	18,829
Honeywell International, Inc.	89,362	18,740
Howmet Aerospace, Inc.	51,011	2,761
Hubbell, Inc.	7,316	2,406
Huntington Ingalls Industries, Inc.	5,379	1,397
IDEX Corp.	10,443	2,267
Illinois Tool Works, Inc.	37,115	9,722
Ingersoll-Rand, Inc.	55,152	4,265
J.B. Hunt Transport Services, Inc.	11,133	2,224
Jacobs Solutions, Inc.	17,445	2,264
Johnson Controls International PLC	91,842	5,294
L3Harris Technologies, Inc.	25,854	5,445
Leidos Holdings, Inc.	18,535	2,006
Lockheed Martin Corp.	29,931	13,566
Masco Corp.	30,771	2,061
Nordson Corp.	7,294	1,927
Norfolk Southern Corp.	30,653	7,246
Northrop Grumman Corp.	19,214	8,995

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Old Dominion Freight Line, Inc.	12,128	4,916
Otis Worldwide Corp.	55,475	4,963
PACCAR, Inc.	71,355	6,968
Parker Hannifin Corp.	17,516	8,070
Paychex, Inc.	43,577	5,190
Paycom Software, Inc.	6,632	1,371
Pentair PLC	22,165	1,612
Quanta Services, Inc.	19,515	4,211
Raytheon Technologies Corp.	194,909	16,400
Republic Services, Inc.	27,722	4,572
Robert Half International, Inc.	14,354	1,262
Rockwell Automation, Inc.	15,544	4,826
Rollins, Inc.	35,876	1,567
Snap-on, Inc.	7,239	2,091
Southwest Airlines Co.	80,951	2,338
Stanley Black & Decker, Inc.	20,474	2,008
Textron, Inc.	26,569	2,137
Trane Technologies PLC	30,960	7,551
TransDigm Group, Inc.	7,525	7,612
Uber Technologies, Inc. *	278,944	17,175
Union Pacific Corp.	82,631	20,296
United Continental Holdings, Inc. *	44,908	1,853
United Parcel Service, Inc. - Class B	98,038	15,414
United Rentals, Inc.	9,188	5,269
Veralto Corp.	29,870	2,457
Verisk Analytics, Inc.	19,659	4,696
W.W. Grainger, Inc.	5,988	4,962
Waste Management, Inc.	49,683	8,898
Westinghouse Air Brake Technologies Corp.	24,285	3,082
Xylem, Inc.	32,508	3,718

Total		478,376

Information Technology (28.6%)
Accenture PLC - Class A	85,073	29,853
Adobe, Inc. *	61,716	36,820
Advanced Micro Devices, Inc. *	219,005	32,283
Akamai Technologies, Inc. *	20,821	2,464
Amphenol Corp. - Class A	81,162	8,046
Analog Devices, Inc.	67,547	13,412
ANSYS, Inc. *	11,847	4,299
Apple, Inc.	1,981,695	381,536
Applied Materials, Inc.	113,393	18,378
Arista Networks, Inc. *	34,120	8,036
Autodesk, Inc. *	28,976	7,055

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Broadcom, Inc.	59,499	66,416
Cadence Design Systems, Inc. *	36,878	10,044
CDW Corp.	18,280	4,155
Cisco Systems, Inc.	549,054	27,738
Cognizant Technology Solutions Corp. - Class A	67,967	5,134
Corning, Inc.	103,095	3,139
Enphase Energy, Inc. *	18,483	2,442
EPAM Systems, Inc. *	7,827	2,327
F5, Inc. *	8,201	1,468
Fair Isaac Corp. *	3,350	3,899
First Solar, Inc. *	13,619	2,346
Fortinet, Inc. *	86,395	5,057
Gartner, Inc. *	10,566	4,766
Hewlett Packard Enterprise Co.	173,893	2,953
HP, Inc.	118,591	3,568
Intel Corp.	570,586	28,672
International Business Machines Corp.	124,194	20,312
Intuit, Inc.	37,989	23,744
Jabil, Inc.	17,343	2,209
Juniper Networks, Inc.	44,995	1,326
Keysight Technologies, Inc. *	24,070	3,829
KLA Corp.	18,426	10,711
Lam Research Corp.	17,864	13,992
Microchip Technology, Inc.	73,339	6,614
Micron Technology, Inc.	148,839	12,702
Microsoft Corp.	1,007,448	378,841
Monolithic Power Systems, Inc.	6,065	3,826
Motorola Solutions, Inc.	22,497	7,044
NetApp, Inc.	28,302	2,495
NortonLifeLock, Inc.	76,734	1,751
NVIDIA Corp.	334,810	165,805
NXP Semiconductors NV	35,559	8,167
ON Semiconductor Corp. *	58,929	4,922
Oracle Corp.	214,676	22,633
Palo Alto Networks, Inc. *	41,396	12,207
PTC, Inc. *	16,108	2,818
Qorvo, Inc. *	13,352	1,504
QUALCOMM, Inc.	150,868	21,820
Roper Technologies, Inc.	14,478	7,893
Salesforce, Inc. *	131,891	34,706
Seagate Technology Holdings PLC	25,994	2,219
ServiceNow, Inc. *	27,871	19,691
Skyworks Solutions, Inc.	22,141	2,489
Synopsys, Inc. *	20,615	10,615
TE Connectivity, Ltd.	42,126	5,919

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Teledyne Technologies, Inc. *	6,386	2,850
Teradyne, Inc.	21,347	2,317
Texas Instruments, Inc.	123,108	20,985
Trimble, Inc. *	34,306	1,825
Tyler Technologies, Inc. *	5,685	2,377
VeriSign, Inc. *	12,041	2,480
Western Digital Corp. *	44,019	2,305
Zebra Technologies Corp. - Class A *	7,122	1,947

Total		1,566,196

Materials (2.4%)
Air Products and Chemicals, Inc.	30,112	8,245
Albemarle Corp.	15,981	2,309
Amcor PLC	195,917	1,889
Avery Dennison Corp.	11,082	2,240
Ball Corp.	43,463	2,500
Celanese Corp.	13,601	2,113
CF Industries Holdings, Inc.	26,311	2,092
Corteva, Inc.	95,527	4,578
Dow, Inc.	95,075	5,214
DuPont de Nemours, Inc.	58,292	4,484
Eastman Chemical Co.	16,071	1,443
Ecolab, Inc.	33,833	6,711
FMC Corp.	17,080	1,077
Freeport-McMoRan, Inc.	195,117	8,306
International Flavors & Fragrances, Inc.	35,022	2,836
International Paper Co.	47,477	1,716
Linde PLC	65,727	26,995
LyondellBasell Industries NV - Class A	34,717	3,301
Martin Marietta Materials, Inc.	8,458	4,220
The Mosaic Co.	45,432	1,623
Newmont Corp.	157,091	6,502
Nucor Corp.	33,324	5,800
Packaging Corp. of America	12,303	2,004
PPG Industries, Inc.	32,034	4,791
The Sherwin-Williams Co.	31,921	9,956
Steel Dynamics, Inc.	20,618	2,435
Vulcan Materials Co.	18,022	4,091
WestRock Co.	34,564	1,435

Total		130,906

Real Estate (2.5%)
Alexandria Real Estate Equities, Inc.	21,200	2,688
American Tower Corp.	63,189	13,641
AvalonBay Communities, Inc.	19,230	3,600

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Real Estate continued
Boston Properties, Inc.	19,540	1,371
Camden Property Trust	14,560	1,446
CBRE Group, Inc. - Class A *	41,315	3,846
CoStar Group, Inc. *	55,237	4,827
Crown Castle International Corp.	58,829	6,777
Digital Realty Trust, Inc.	39,637	5,334
Equinix, Inc.	12,711	10,237
Equity Residential	46,410	2,838
Essex Property Trust, Inc.	8,700	2,157
Extra Space Storage, Inc.	29,111	4,667
Federal Realty Investment Trust	9,945	1,025
Healthpeak Properties, Inc.	74,265	1,470
Host Hotels & Resorts, Inc.	97,298	1,894
Invitation Homes, Inc.	79,117	2,699
Iron Mountain, Inc.	39,752	2,782
Kimco Realty Corp.	84,389	1,798
Mid-America Apartment Communities, Inc.	15,777	2,121
Prologis, Inc.	125,245	16,695
Public Storage	21,557	6,575
Realty Income Corp.	98,128	5,635
Regency Centers Corp.	21,039	1,410
SBA Communications Corp.	14,831	3,762
Simon Property Group, Inc.	44,222	6,308
UDR, Inc.	41,020	1,571
Ventas, Inc.	55,187	2,751
VICI Properties, Inc.	138,359	4,411
Welltower, Inc.	72,651	6,551
Weyerhaeuser Co.	98,953	3,441

Total		136,328

Utilities (2.3%)
The AES Corp.	91,753	1,766
Alliant Energy Corp.	34,454	1,767
Ameren Corp.	35,531	2,570
American Electric Power Co., Inc.	70,100	5,694
American Water Works Co., Inc.	26,600	3,511
Atmos Energy Corp.	19,735	2,287
CenterPoint Energy, Inc.	86,516	2,472
CMS Energy Corp.	40,251	2,337
Consolidated Edison, Inc.	46,795	4,257
Constellation Energy Corp.	43,854	5,126
Dominion Energy, Inc.	113,591	5,339
DTE Energy Co.	26,492	2,921
Duke Energy Corp.	104,471	10,138

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Utilities continued
Edison International	52,691	3,767
Entergy Corp.	27,973	2,831
Evergy, Inc.	31,291	1,633
Eversource Energy	47,845	2,953
Exelon Corp.	136,504	4,900
FirstEnergy Corp.	70,368	2,580
NextEra Energy, Inc.	275,965	16,762
NiSource, Inc.	55,036	1,461
NRG Energy, Inc.	30,602	1,582
PG&E Corp.	285,173	5,142
Pinnacle West Capital Corp.	15,533	1,116
PPL Corp.	100,820	2,732
Public Service Enterprise Group, Inc.	67,547	4,131
Sempra Energy	85,826	6,414
The Southern Co.	147,834	10,366
WEC Energy Group, Inc.	43,219	3,638
Xcel Energy, Inc.	75,438	4,670

Total		126,863

Total Common Stocks (Cost: $1,810,073)		5,427,329

Total Investments (98.9%) (Cost: $1,810,073)@		5,427,329

Other Assets, Less Liabilities (1.1%)		57,752

Net Assets (100.0%)		5,485,081

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)

E-Mini S&P 500 Future	Long	USD	12	239	3/24	$57,599	$1,234	$(145)

							$1,234	$(145)

	Financial Derivative Assets			Financial Derivative Liabilities
Market Value
	Variation Margin (000’s)			Variation Margin (000’s)			(000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options

Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$(145)	$(145)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,813,646 and the net unrealized appreciation of investments based on that cost was $3,614,917 which is comprised of $3,700,124 aggregate gross unrealized appreciation and $85,207 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$5,427,329	$—	$—
Other Financial Instruments^
Futures	1,234	—	—

Total Assets:	$5,428,563	$—	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$152 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

Broad U.S. equity markets rallied in 2023, aided by a surge in the fourth quarter as bond yields dropped substantially. Inflation moderated and optimism increased that the U.S. Federal Reserve may soon begin cutting interest rates while the U.S. economy negotiates a soft landing. Against this backdrop, growth stocks outperformed value stocks for the year, and cyclical sectors generally outperformed defensive sectors.

PORTFOLIO RESULTS

The Portfolio returned 3.80% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 11.46%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.)

Security selection and an underweight in the Communication Services sector detracted from relative results. Notably, lack of exposure to Meta Platforms weighed on the Portfolio’s performance. Shares of this technology conglomerate benefited from Meta Platforms’ cost-cutting efforts and its investments in artificial intelligence. The Portfolio did not own the stock because the Portfolio’s managers felt its risk/reward profile was less attractive relative to other stocks.

The Industrials sector also detracted from the Portfolio’s relative returns, driven by aerospace and defense company RTX. RTX shares were pressured after the company noted a problem with the powdered metal used in airplane engine manufacturing. In turn, RTX made the decision to compensate its airline customers as aircrafts are grounded while RTX replaces the contaminated parts.

Another notable detractor during the period was Conagra Brands, in the Consumer Staples sector. An investor shift toward less defensive sectors pressured shares of this packaged food producer. Additionally, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases.

On the upside, security selection and an underweight in the Energy sector relative to the benchmark contributed to the Portfolio’s performance. The Portfolio’s underweight position in Chevron was particularly beneficial, as Chevron’s shares underperformed after the company announced operational issues with two of its largest assets. Chevron also announced the expensive acquisition of Hess, another energy company.

Stock selection in the Materials sector also contributed, led by Packaging Corporation of America. This packaging and logistics company reported strong financial results with improved year-over-year shipments of containerboard. The market’s expectations of a bottoming in demand for containerboard also buoyed company shares.

In the Industrials sector, nVent Electric was a key contributor. This electrical equipment supplier delivered solid financial results, primarily driven by its strong pricing power. Furthermore, the company’s acquisition of ECM Industries and the potential for the company to benefit from the infrastructure bill buoyed investor sentiment.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Large Company Value Portfolio (unaudited)

Our research has led us to several stocks in the Healthcare sector that we think offer compelling valuations and risk/ reward profiles, leading to a notable overweight in the sector. We consider Healthcare less cyclical because the economy’s performance tends to have less impact on demand. We also believe health care utilization rates will continue to normalize after the COVID-19 pandemic caused patients to delay services and procedures. Additionally, we think shares of companies affected by sell-offs from drugs related to weight-loss will continue to recover.

Conversely, we maintained our underweight in Real Estate due to valuations that we believe are elevated throughout the sector. Additionally, life science real estate continues to be challenged by slowing leasing activities and elevated new supply coming online in 2024. Our bottom-up approach also resulted in an underweight in the Consumer Discretionary sector, a sector where we find it difficult to identify companies with durable business models. Furthermore, we expect a decline in overall consumer spending due to economic pressures like inflation and evaporating personal savings.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Large Company Value Portfolio	3.80%	10.57%	7.80%
Russell 1000® Value Index	11.46%	10.91%	8.40%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Johnson & Johnson	4.8%

Medtronic PLC	4.6%

Zimmer Biomet Holdings, Inc.	3.7%

Berkshire Hathaway, Inc. - Class B	3.0%

JPMorgan Chase & Co.	2.6%

Raytheon Technologies Corp.	2.3%

Duke Energy Corp.	2.3%

Colgate-Palmolive Co.	2.3%

Exxon Mobil Corp.	2.3%

The Allstate Corp.	2.2%

Sector Allocation 12/31/23

Sector	% of Net Assets

Health Care	23.5%

Financials	19.6%

Consumer Staples	16.0%

Industrials	9.8%

Energy	7.6%

Information Technology	7.1%

Utilities	6.5%

Materials	3.2%

Communication Services	3.2%

Short-Term Investments & Other Net Assets	2.3%

Consumer Discretionary	0.7%

Real Estate	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)
Communication Services (3.2%)
BCE, Inc.	22,919	902
Verizon
Communications, Inc.	62,822	2,369
The Walt Disney Co.	16,870	1,523

Total		4,794

Consumer Discretionary (0.7%)
General Motors Co.	28,332	1,018

Total		1,018

Consumer Staples (16.0%)
Colgate-Palmolive Co.	42,858	3,416
Conagra Brands, Inc.	81,997	2,350
Dollar Tree, Inc. *	17,760	2,523
General Mills, Inc.	11,406	743
Heineken Holding NV	10,824	917
Kenvue, Inc.	76,463	1,646
Kimberly-Clark Corp.	24,598	2,989
Koninklijke Ahold Delhaize NV	34,644	995
Mondelez International, Inc.	32,752	2,372
PepsiCo, Inc.	4,215	716
The Procter & Gamble Co.	6,119	897
Unilever PLC, ADR	61,028	2,959
Walmart, Inc.	11,063	1,744

Total		24,267

Energy (7.6%)
Baker Hughes	45,576	1,558
Chevron Corp.	5,598	835
ConocoPhillips	6,500	754
Enterprise Products Partners LP	56,553	1,490
Exxon Mobil Corp.	34,141	3,413
Shell PLC	39,004	1,267
TotalEnergies SE, ADR	33,073	2,229

Total		11,546

Financials (19.6%)
The Allstate Corp.	24,098	3,373
The Bank of New York Mellon Corp.	63,533	3,307
Berkshire Hathaway, Inc. - Class B *	12,926	4,610
BlackRock, Inc.	3,399	2,759
The Charles Schwab Corp.	39,240	2,700
Chubb, Ltd.	5,176	1,170
JPMorgan Chase & Co.	23,073	3,925
MetLife, Inc.	11,870	785
Northern Trust Corp.	12,419	1,048
Truist Financial Corp.	69,349	2,560
U.S. Bancorp	59,303	2,567

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)
Financials continued
Willis Towers Watson PLC	4,351	1,049

Total		29,853

Health Care (23.5%)
Becton Dickinson and Co.	7,314	1,783
CVS Health Corp.	21,632	1,708
Henry Schein, Inc. *	34,055	2,578
Johnson & Johnson	46,905	7,352
Medtronic PLC	85,344	7,031
Merck & Co., Inc.	12,524	1,365
Pfizer, Inc.	38,986	1,123
Quest Diagnostics, Inc.	21,908	3,021
Roche Holding AG	5,664	1,642
Universal Health Services, Inc. - Class B	16,159	2,463
Zimmer Biomet Holdings, Inc.	46,287	5,633

Total		35,699

Industrials (9.8%)
Emerson Electric Co.	14,002	1,363
Johnson Controls International PLC	15,661	903
Norfolk Southern Corp.	12,678	2,997
Oshkosh Corp.	11,077	1,201
Raytheon Technologies Corp.	41,624	3,502
Siemens AG	4,577	858
Southwest Airlines Co.	41,582	1,201
United Parcel Service, Inc. - Class B	18,363	2,887

Total		14,912

Information Technology (7.1%)
Automatic Data Processing, Inc.	5,727	1,334
Cisco Systems, Inc.	42,466	2,145
F5, Inc. *	14,514	2,598
Juniper Networks, Inc.	34,786	1,026
TE Connectivity, Ltd.	12,498	1,756
Texas Instruments, Inc.	11,260	1,919

Total		10,778

Materials (3.2%)
Akzo Nobel NV	10,899	901
Packaging Corp. of America	11,304	1,841
Sonoco Products Co.	37,813	2,113

Total		4,855

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)
Real Estate (0.5%)
American Tower Corp.	3,848	831

Total		831

Utilities (6.5%)
Duke Energy Corp.	35,383	3,434
Edison International	23,673	1,692
Eversource Energy	27,720	1,711
Pinnacle West Capital Corp.	9,244	664
Xcel Energy, Inc.	39,269	2,431

Total		9,932

Total Common Stocks (Cost: $144,538)		148,485

Total Investments (97.7%) (Cost: $144,538)@		148,485

Other Assets, Less Liabilities (2.3%)		3,513

Net Assets (100.0%)		151,998

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America NA	CAD	1,009	762	3/28/24	$—	$(8)	$(8)
Sell	Morgan Stanley Capital Services LLC	CHF	1,184	1,420	3/28/24	—	(42)	(42)
Buy	Bank of America NA	EUR	120	133	3/28/24	1	—	1
Sell	Bank of America NA	EUR	4,637	5,136	3/28/24	—	(51)	(51)
Sell	Goldman Sachs International	GBP	2,796	3,566	3/28/24	—	(20)	(20)

						$1	$(121)	$(120)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$1	—	$1	$(121)	—	—	$(121)

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $145,607 and the net unrealized appreciation of investments based on that cost was $2,758 which is comprised of $10,315 aggregate gross unrealized appreciation and $7,557 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Staples	$22,355	$1,912	$—
Energy	10,279	1,267	—
Health Care	34,057	1,642	—
Industrials	14,054	858	—
Materials	3,954	901	—
All Others	57,206	—	—
Other Financial Instruments^
Forward Foreign Currency Contracts	—	1	—

Total Assets:	$141,905	$6,581	$—

Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	—	(121)	—

Total Liabilities:	$—	$(121)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies, but may also invest in mid-capitalization companies, that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio employs a focused investment strategy and typically invests in a core group of 30-40 securities.

MARKET OVERVIEW

U.S. stocks were broadly higher for the year ended December 31, 2023, led by stocks of the largest companies, particularly those of technology-related businesses. By the end of the period, the 10 largest stocks in the broad market S&P 500® Index accounted for approximately 30% of the Index’s market capitalization, a historically high level of concentration. Early in the year, the high-profile failures of several regional banks added to an already volatile period. The failures caused a sell-off of bank stocks, especially smaller and mid-sized institutions, which helped drive investor flight to large cap growth stocks. Falling inflation, exuberance for companies involved in artificial intelligence (“AI”) and a growing belief that the U.S. Federal Reserve could engineer a soft landing for the economy helped push the major indices higher during the year.

PORTFOLIO RESULTS

The Portfolio returned 3.71% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 11.46%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

In general, stock selection detracted from the Portfolio’s relative performance while sector allocation was a contributor. The three largest detractors from a sector perspective were Consumer Staples, Industrials and Communication Services. Stock selection was the primary driver of underperformance for these three sectors. The three largest contributors at the sector level were Information Technology, Utilities and Energy. An overweight allocation drove positive attribution in the Information Technology sector. Stock selection and underweight allocations supported contribution in the Utilities and Energy sectors.

At the stock level, discount retailer Dollar General was a leading detractor from the Portfolio’s relative performance. The company’s shares came under significant pressure during the period, owing to weaker-than-expected results, lowered full-year guidance and missteps around inventory management. Packaged food maker Conagra Brands was another leading detractor, as the industry was pressured by investors’ concerns around pricing power, consumer demand and the potential effects of GLP-1 drugs (used to treat diabetes and obesity) on dietary habits. Grain processor and agricultural services provider Archer-Daniels-Midland Company was another notable detractor. Results in the company’s nutrition segment were weaker than expected, and it lowered its operating profit target for that business.

Broadcom, a provider of semiconductor and enterprise software solutions, was a leading contributor to the Portfolio’s relative return (note that the Portfolio’s position in Broadcom was sold during the year). The company’s offerings include products that support artificial intelligence (AI) technology, and strong investor enthusiasm for companies exposed to AI supported the stock. Cloud services provider Oracle was also a leading contributor. Oracle’s autonomous database business is a beneficiary of generative AI, and the company has indicated that demand for its AI processing exceeds capacity. Information Technology (IT) services and consulting provider Cognizant Technology Solutions was another notable contributor. Despite a generally challenging environment for IT services in 2023, the company raised its full-year earnings-per-share (EPS) guidance while reaffirming guidance for revenue and operating margin.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Domestic Equity Portfolio (unaudited)

While relative performance in 2023 was disappointing, we think the Portfolio’s positioning is especially strong right now. Valuation is attractive with the Portfolio’s price-to-earnings (P/E) ratio below that of the benchmark. From a quality factor perspective, the Portfolio’s exposure to earnings quality and profitability are at the high ends of their historical ranges. In addition, the Portfolio’s net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio, a measure of debt relative to earnings, is lower than the benchmark’s. Overall, we think investors have already priced in a soft landing, as evidenced by the market’s lofty valuation multiples. In this environment, which includes an extended period of above-average market returns, we think a discounted portfolio of companies with higher quality attributes represents a compelling offering with the potential for downside protection and attractive long-term total returns.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	3.71%	8.48%	8.07%
Russell 1000® Value Index	11.46%	10.91%	8.40%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

American International Group, Inc.	3.4%

Honeywell International, Inc.	3.4%

U.S. Bancorp	3.4%

CVS Health Corp.	3.3%

The TJX Cos., Inc.	3.3%

The Allstate Corp.	3.3%

Dollar Tree, Inc.	3.2%

Motorola Solutions, Inc.	3.2%

Dover Corp.	3.1%

Cognizant Technology Solutions Corp. - Class A	3.1%

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	18.6%

Health Care	17.9%

Information Technology	14.7%

Industrials	12.3%

Consumer Staples	11.2%

Consumer Discretionary	6.4%

Communication Services	5.8%

Materials	3.1%

Energy	3.0%

Utilities	3.0%

Real Estate	2.6%

Short-Term Investments & Other Net Assets	1.4%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)
Communication Services (5.8%)
Comcast Corp. - Class A	105,356	4,620
Verizon Communications, Inc.	797,600	30,070
The Walt Disney Co.	299,436	27,036

Total		61,726

Consumer Discretionary (6.4%)
Lowe’s Companies, Inc.	145,900	32,470
The TJX Cos., Inc.	371,700	34,869

Total		67,339

Consumer Staples (11.2%)
Archer-Daniels-Midland Co.	358,400	25,884
Conagra Brands, Inc.	945,833	27,107
Dollar General Corp.	233,040	31,682
Dollar Tree, Inc. *	240,500	34,163

Total		118,836

Energy (3.0%)
ConocoPhillips	277,500	32,209

Total		32,209

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)
Financials (18.6%)
The Allstate Corp.	245,405	34,352
American International Group, Inc.	530,600	35,948
Fidelity National Information Services, Inc.	537,427	32,283
The Travelers Cos., Inc.	145,498	27,716
Truist Financial Corp.	831,200	30,688
U.S. Bancorp	828,600	35,862

Total		196,849

Health Care (17.9%)
Baxter International, Inc.	838,200	32,405
Cigna Corp.	94,003	28,149
CVS Health Corp.	444,100	35,066
Hologic, Inc. *	423,488	30,258
Johnson & Johnson	198,000	31,035
Merck & Co., Inc.	298,000	32,488

Total		189,401

Industrials (12.3%)
Dover Corp.	214,342	32,968
Honeywell International, Inc.	171,060	35,873
Northrop Grumman Corp.	68,300	31,974
Raytheon Technologies Corp.	342,979	28,858

Total		129,673

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)
Information Technology (14.7%)
Cisco Systems, Inc.	543,500	27,458
Cognizant Technology Solutions Corp. - Class A	434,718	32,834
Motorola Solutions, Inc.	106,300	33,282
Oracle Corp.	272,800	28,761
Teledyne Technologies, Inc. *	72,818	32,498

Total		154,833

Materials (3.1%)
DuPont de Nemours, Inc.	423,384	32,571

Total		32,571

Real Estate (2.6%)
Equity Residential	446,995	27,338

Total		27,338

Utilities (3.0%)
Duke Energy Corp.	328,300	31,858

Total		31,858

Total Common Stocks (Cost: $899,773)		1,042,633

Total Investments (98.6%) (Cost: $899,773)@		1,042,633

Other Assets, Less Liabilities (1.4%)		14,433

Net Assets (100.0%)		1,057,066

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $899,851 and the net unrealized appreciation of investments based on that cost was $142,782 which is comprised of $216,126 aggregate gross unrealized appreciation and $73,344 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,042,633	$—	$—

Total Assets:	$1,042,633	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$718 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

U.S. equities posted strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March; uncertainty about the debt ceiling; geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October; and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to a range of 5.25% – 5.50%. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three, quarter-point interest rate cuts in 2024.

PORTFOLIO RESULTS

The Portfolio returned 9.68% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 11.46%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Overall, sector allocation was responsible for the Portfolio’s relative underperformance, but this was partially offset by security selection.

The Materials sector weighed on the Portfolio’s relative performance, due to unfavorable stock choices. CF Industries Holdings, the largest nitrogen fertilizer producer in North America, faced volatile fertilizer demand and pricing throughout the year. Early in 2023, weak fertilizer demand weighed on the company. This trend later reversed amid improved sentiment around the fertilizer cycle at the midpoint of the year but again fell to weaker levels during the last quarter of 2023.

The Consumer Discretionary sector also weighed on relative performance, owing to unfavorable stock choices. Early in 2023, Porsche AG benefited from increased delivery, management focusing on pricing and optimism around the company’s upcoming electric vehicle launches. Later in the year, shares were impacted as the company reported declining vehicle deliveries in China and leaned on volume instead of pricing to drive revenue growth.

The Communication Services sector detracted notably from the Portfolio’s relative performance, due to an underweight exposure and stock selection. The Communication Services sector contains several types of companies, including diversified telecommunication services, entertainment and media names.

On the upside, stock selection in the Industrials sector significantly contributed to relative performance. General Electric Company (“GE”) is a global industrial company operating in three segments: aviation, power and renewables. Over the year, GE trended upward as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables and a successful spinoff of its healthcare business.

Equity Income Portfolio (unaudited)

Stock choices in the Energy sector also contributed. Shares of TotalEnergies advanced over the period, as shares benefited from the company’s continued strong execution and focus on low cost production and shareholder-friendly capital allocation policies.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The market was data point driven throughout 2023, and the most recent quarter was no exception, as the market rallied sharply on favorable inflation and employment news. While all eyes continue to be on the direction of monetary policy, we believe the Fed is also being heavily influenced by new data. We therefore expect the market to continue to be volatile, switching between optimism and pessimism depending on the next data point.

This backdrop creates a wide range of potential outcomes, and the likelihood of a recession versus a “soft landing” is largely unknown. For that reason, we aim to maintain a portfolio that is balanced for a variety of markets, focusing on taking advantage of attractive opportunities as they are presented to us. Ultimately, we believe stock picking will be critical, and our valuation discipline and long-term investment horizon will help serve clients well.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Equity Income Portfolio	9.68%	11.32%	7.96%
Russell 1000® Value Index	11.46%	10.91%	8.40%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Wells Fargo & Co.	3.0%

TotalEnergies SE, ADR	2.9%

QUALCOMM, Inc.	2.9%

The Southern Co.	2.6%

American International Group, Inc.	2.6%

General Electric Co.	2.4%

Elevance Health, Inc.	2.3%

News Corp., Various	2.2%

Chubb, Ltd.	2.2%

CF Industries Holdings, Inc.	1.8%

Equity Income Portfolio (unaudited)

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	21.7%

Health Care	15.8%

Industrials	12.7%

Information Technology	9.9%

Energy	8.5%

Consumer Staples	8.0%

Utilities	6.4%

Communication Services	4.6%

Real Estate	4.2%

Consumer Discretionary	3.9%

Materials	3.2%

Short-Term Investments & Other Net Assets	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.7%)	Shares/ Par +	Value $ (000’s)
Communication Services (4.6%)
AT&T, Inc.	61,563	1,033
Comcast Corp. - Class A	55,144	2,418
Meta Platforms, Inc. - Class A *	3,402	1,204
News Corp. - Class A	585,877	14,384
News Corp. - Class B	59,602	1,533
Verizon Communications, Inc.	123,925	4,672
The Walt Disney Co.	89,968	8,123

Total		33,367

Consumer Discretionary (3.9%)
Best Buy Co., Inc.	32,589	2,551
Dr. Ing. h.c. F. Porsche AG - Preference Shares	48,030	4,236
Kohl’s Corp.	120,347	3,451
Las Vegas Sands Corp.	147,615	7,264
Mattel, Inc. *	198,959	3,756
The TJX Cos., Inc.	23,481	2,203
Volkswagen AG, ADR	384,765	4,721

Total		28,182

Consumer Staples (8.0%)
Colgate-Palmolive Co.	56,500	4,504
Conagra Brands, Inc.	296,809	8,506
Constellation Brands, Inc. - Class A	8,000	1,934
Dollar General Corp.	12,900	1,754
Kenvue, Inc.	320,887	6,909
Kimberly-Clark Corp.	59,911	7,280
Mondelez International, Inc.	13,400	970
Philip Morris International, Inc.	128,126	12,054
Tyson Foods, Inc. - Class A	112,238	6,033
Walmart, Inc.	47,612	7,506

Total		57,450

Energy (8.5%)
Chevron Corp.	9,199	1,372
ConocoPhillips	13,500	1,567
Enbridge, Inc.	118,135	4,255
EOG Resources, Inc.	47,523	5,748
EQT Corp.	71,900	2,780
Exxon Mobil Corp.	94,935	9,492
Hess Corp.	41,400	5,968
Suncor Energy, Inc.	105,700	3,387
TC Energy Corp.	75,493	2,951
TotalEnergies SE, ADR	309,680	20,866
The Williams Cos., Inc.	67,800	2,361

Total		60,747

Common Stocks (98.7%)	Shares/ Par +	Value $ (000’s)
Financials (21.7%)
American International Group, Inc.	269,784	18,278
Apollo Global Management, Inc.	20,264	1,889
Bank of America Corp.	109,899	3,700
The Bank of New York Mellon Corp.	28,900	1,504
The Carlyle Group, Inc.	14,700	598
The Charles Schwab Corp.	163,127	11,223
Chubb, Ltd.	69,798	15,774
Citigroup, Inc.	78,611	4,044
Equitable Holdings, Inc.	359,636	11,976
Fifth Third Bancorp	275,073	9,487
The Goldman Sachs Group, Inc.	6,480	2,500
The Hartford Financial Services Group, Inc.	93,964	7,553
Huntington Bancshares, Inc.	573,971	7,301
JPMorgan Chase & Co.	46,859	7,971
Loews Corp.	106,520	7,413
MetLife, Inc.	159,472	10,546
Morgan Stanley	32,858	3,064
U.S. Bancorp	224,355	9,710
Wells Fargo & Co.	434,401	21,381

Total		155,912

Health Care (15.8%)
AbbVie, Inc.	31,784	4,926
AstraZeneca PLC, ADR	69,761	4,698
Becton Dickinson and Co.	53,026	12,929
Biogen, Inc. *	9,603	2,485
Cardinal Health, Inc.	11,975	1,207
Centene Corp. *	23,849	1,770
Cigna Corp.	25,681	7,690
CVS Health Corp.	110,711	8,742
Elevance Health, Inc.	34,908	16,461
GE HealthCare Technologies, Inc.	47,432	3,667
Humana, Inc.	1,600	733
Johnson & Johnson	52,968	8,302
Medtronic PLC	72,360	5,961
Merck & Co., Inc.	58,805	6,411
Pfizer, Inc.	249,692	7,189
Sanofi	105,209	5,232
Viatris, Inc.	464,900	5,035
Zimmer Biomet
Holdings, Inc.	79,153	9,633

Total		113,071

Common Stocks (98.7%)	Shares/ Par +	Value $ (000’s)
Industrials (12.7%)
3M Co.	14,516	1,587
The Boeing Co. *	47,437	12,365
Cummins, Inc.	9,467	2,268
Flowserve Corp.	15,375	634
General Electric Co.	132,196	16,872
Honeywell International, Inc.	4,600	965
L3Harris Technologies, Inc.	61,072	12,863
Norfolk Southern Corp.	22,400	5,295
Siemens AG, ADR	97,485	9,119
Southwest Airlines Co.	214,600	6,197
Stanley Black & Decker, Inc.	92,406	9,065
Stericycle, Inc. *	69,813	3,460
Union Pacific Corp.	14,500	3,561
United Parcel Service, Inc. - Class B	45,276	7,119

Total		91,370

Information Technology (9.9%)
Accenture PLC - Class A	11,100	3,895
Advanced Micro Devices, Inc. *	3,700	545
Applied Materials, Inc.	51,571	8,358
Cisco Systems, Inc.	26,019	1,315
Fiserv, Inc. *	60,847	8,083
Intel Corp.	15,300	769
Microsoft Corp.	31,862	11,981
QUALCOMM, Inc.	142,240	20,572
Samsung Electronics Co., Ltd.	101,195	6,155
TE Connectivity, Ltd.	24,973	3,509
Texas Instruments, Inc.	36,216	6,173

Total		71,355

Materials (3.2%)
CF Industries Holdings, Inc.	163,321	12,984
International Flavors & Fragrances, Inc.	20,048	1,623
International Paper Co.	222,879	8,057

Total		22,664

Real Estate (4.2%)
Equity Residential	159,672	9,766
Rayonier, Inc.	183,920	6,145
Vornado Realty Trust	11,300	319
Welltower, Inc.	15,750	1,420
Weyerhaeuser Co.	356,520	12,396

Total		30,046

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Common Stocks (98.7%)	Shares/ Par +	Value $ (000’s)
Utilities (6.2%)
Ameren Corp.	40,118	2,902
Dominion Energy, Inc.	203,125	9,547
NextEra Energy, Inc.	83,409	5,066
NiSource, Inc.	51,985	1,380
PG&E Corp.	59,424	1,071
Sempra Energy	74,990	5,604
The Southern Co.	266,592	18,694

Total		44,264

Total Common Stocks (Cost: $553,308)		708,428

Convertible Preferred Stocks (0.2%)	Shares/ Par +	Value $ (000’s)
Utilities (0.2%)
NextEra Energy, Inc., 6.926%, 8/28/25	28,779	1,097

Total		1,097

Total Convertible Preferred Stocks (Cost: $1,403)		1,097

Total Investments (98.9%) (Cost: $554,711)@		709,525

Other Assets, Less Liabilities (1.1%)		7,966

Net Assets (100.0%)		717,491

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $555,969 and the net unrealized appreciation of investments based on that cost was $153,556 which is comprised of $178,169 aggregate gross unrealized appreciation and $24,613 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$23,946	$4,236	$—
Information Technology	65,200	6,155	—
All Others	608,891	—	—
Convertible Preferred Stocks	1,097	—	—

Total Assets:	$699,134	$10,391	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection.

MARKET OVERVIEW

U.S. equities rose during the twelve months ended December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-capitalization technology companies and steady Gross Domestic Product growth. Early in 2023, the collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening. Shares of a narrow group of mega-capitalization technology companies surged, helping growth stocks significantly outperform their value counterparts. These companies benefited from investor optimism about earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. In the fourth quarter, U.S. equities rallied, registering their largest quarterly return in three years as gains broadened beyond those select mega-capitalization stocks that dominated the stock market’s earlier performance. A rapid descent in inflation prompted the Fed to pivot, with policymakers anticipating 75 bps of interest rate cuts in 2024.

PORTFOLIO RESULTS

The Portfolio returned 14.96% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 25.87%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Weak stock selection within the Financials, Healthcare and Consumer Discretionary sectors drove the Portfolio’s relative underperformance during the period. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also underperformed, mainly due to an underweight in the Information Technology sector and overweight to the Healthcare and Materials sectors.

The top detractors included out-of-benchmark positions in Consumer Discretionary sector company, Chewy, Financials sector company, First Republic Bank and Healthcare sector company, United Therapeutics. Shares of online pet retailer Chewy, Inc. declined as customers switched to lower priced pet food amid high inflation and the company reported a modest decrease in active customers year-over-year. Shares of First Republic Bank fell sharply during the first quarter on fears a wave of banking failures could hit the regional lender, especially as officials considered providing additional support to allow the bank more time for balance sheet adjustments. The share price has bottomed out and not recovered. Shares of biotechnology company United Therapeutics declined after reporting fourth quarter 2022 and first quarter 2023 earnings missed consensus estimates.

Strong selection in the Energy sector, an underweight to the Consumer Staples sector and overweight to the Industrials sector contributed to the Portfolio’s relative performance. The top contributors included an overweight to Healthcare sector company, Apellis Pharmaceuticals, which advanced as the company reported strong third quarter 2023 revenue results for a new eye medication, Syfovre. Out-of-benchmark positions in Industrials sector companies, Builders FirstSource and Lennox International also contributed to relative performance. Builders FirstSource benefited as the homebuilder reported consecutive earnings above consensus estimates. The company has seen better-than-expected results in their manufactured products and windows, doors and millwork segments. Lennox International, an HVAC systems provider,

Mid Cap Growth Stock Portfolio (unaudited)

advanced after surpassing consensus earnings-per-share estimates over the last four quarters and raising full-year guidance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Our belief that business fundamentals will drive stock prices moving forward remains unchanged. While rate expectations have continued to drive market sentiment in the short-term, the valuation paradigm of negative real interest rates has changed dramatically. We are finding more opportunities in stable growth software companies. While growth will be harder to come by with higher costs of capital, the pace of technological change will continue to move forward and accelerate. In that context, we remain focused on finding businesses that can benefit from this change. We remain sensitive to cyclical demand risks for the companies we invest in, choosing to focus on those that have more control over their own destiny.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	14.96%	10.00%	7.05%
Russell MidCap® Growth Index	25.87%	13.81%	10.57%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

NVR, Inc.	2.2%

Datadog, Inc. - Class A	2.1%

HubSpot, Inc.	2.1%

Fair Isaac Corp.	2.0%

Apellis Pharmaceuticals, Inc.	1.9%

WEX, Inc.	1.9%

Lennox International, Inc.	1.9%

MongoDB, Inc.	1.8%

Dynatrace, Inc.	1.8%

Inari Medical, Inc.	1.8%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	22.0%

Health Care	21.5%

Industrials	20.4%

Consumer Discretionary	12.4%

Financials	11.6%

Energy	4.3%

Materials	2.4%

Communication Services	1.7%

Consumer Staples	1.5%

Real Estate	1.3%

Utilities	0.8%

Short-Term Investments & Other Net Assets	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Communication Services (1.7%)
Cable One, Inc.	13,211	7,353
Pinterest, Inc. *	182,721	6,768
Roku, Inc. *	48,937	4,486

Total		18,607

Consumer Discretionary (12.4%)
BorgWarner, Inc.	114,944	4,121
CarMax, Inc. *	167,686	12,868
Chewy, Inc. *	244,852	5,786
Choice Hotels International, Inc.	90,914	10,301
Deckers Outdoor Corp. *	23,007	15,379
DraftKings, Inc. *	500,905	17,657
Floor & Decor Holdings, Inc. *	69,755	7,782
Hyatt Hotels Corp. - Class A	90,875	11,851
NVR, Inc. *	3,384	23,689
Valvoline, Inc. *	342,534	12,872
Visteon Corp. *	94,652	11,822

Total		134,128

Consumer Staples (1.5%)
BJ’s Wholesale Club
Holdings, Inc. *	107,191	7,145
Post Holdings, Inc. *	98,093	8,638

Total		15,783

Energy (4.3%)
Coterra Energy, Inc.	348,861	8,903
Marathon Oil Corp.	434,425	10,496
Ovintiv, Inc.	217,872	9,569
Targa Resources Corp.	207,196	17,999

Total		46,967

Financials (11.6%)
Credit Acceptance Corp. *	33,851	18,033
Hamilton Lane, Inc.	74,731	8,477
M&T Bank Corp.	36,927	5,062
Markel Corp. *	12,231	17,367
Morningstar, Inc.	5,359	1,534
Nuvei Corp.	529,635	13,908
Shift4 Payments, Inc. *	243,403	18,095
Tradeweb Markets, Inc.	151,493	13,768
W.R. Berkley Corp.	70,316	4,973
WEX, Inc. *	107,437	20,902
White Mountains Insurance Group, Ltd.	2,483	3,737

Total		125,856

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Health Care (21.5%)
Acadia Healthcare Co., Inc. *	112,919	8,781
Agilon Health, Inc. *	785,281	9,855
Alnylam Pharmaceuticals, Inc. *	50,992	9,760
Apellis Pharmaceuticals, Inc. *	351,632	21,049
Bio-Techne Corp.	145,752	11,246
Exact Sciences Corp. *	239,866	17,745
ICON PLC *	44,791	12,679
Inari Medical, Inc. *	291,850	18,947
Jazz Pharmaceuticals PLC *	88,633	10,902
Mettler-Toledo International, Inc. *	3,383	4,103
Molina Healthcare, Inc. *	33,933	12,260
Neurocrine Biosciences, Inc. *	103,550	13,644
PTC Therapeutics, Inc. *	374,066	10,309
Repligen Corp. *	49,670	8,931
Sarepta Therapeutics, Inc. *	105,067	10,132
Shockwave Medical, Inc. *	62,783	11,964
Ultragenyx Pharmaceutical, Inc. *	225,920	10,803
United Therapeutics Corp. *	64,762	14,241
Veeva Systems, Inc. - Class A *	77,238	14,870

Total		232,221

Industrials (20.4%)
Acuity Brands, Inc.	8,519	1,745
AMERCO	216,526	15,252
Axon Enterprise, Inc. *	70,622	18,244
Builders FirstSource, Inc. *	52,437	8,754
Ceridian HCM Holding, Inc. *	171,925	11,540
Expeditors International of Washington, Inc.	128,799	16,383
Fortive Corp.	154,778	11,396
Genpact, Ltd.	352,797	12,245
Graco, Inc.	159,092	13,803
IDEX Corp.	55,649	12,082
Ingersoll-Rand, Inc.	139,349	10,777
J.B. Hunt Transport Services, Inc.	62,630	12,510

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Knight-Swift Transportation Holdings, Inc.	147,662	8,513
Lennox International, Inc.	44,979	20,129
Lincoln Electric Holdings, Inc.	43,915	9,550
Robert Half International, Inc.	78,705	6,920
TransUnion	41,747	2,868
Watsco, Inc.	30,464	13,053
Westinghouse Air Brake Technologies Corp.	117,577	14,920

Total		220,684

Information Technology (22.0%)
ANSYS, Inc. *	37,295	13,534
CDW Corp.	38,454	8,741
CyberArk Software, Ltd. *	48,387	10,599
Datadog, Inc. - Class A *	186,451	22,631
Dynatrace, Inc. *	352,497	19,278
F5, Inc. *	31,701	5,674
Fair Isaac Corp. *	18,962	22,072
First Solar, Inc. *	31,637	5,450
Flex, Ltd. *	177,483	5,406
HubSpot, Inc. *	38,167	22,157
Informatica, Inc. *	559,159	15,875
Lattice Semiconductor Corp. *	47,647	3,287
MKS Instruments, Inc.	98,193	10,101
MongoDB, Inc. *	47,511	19,425
Monolithic Power Systems, Inc.	23,443	14,787
Onto Innovation, Inc. *	34,189	5,228
PTC, Inc. *	50,261	8,794
Rambus, Inc. *	98,224	6,704
Silicon Laboratories, Inc. *	21,518	2,846
Unity Software, Inc. *	87,060	3,560
VeriSign, Inc. *	57,952	11,936

Total		238,085

Materials (2.4%)
Ball Corp.	86,050	4,949
Celanese Corp.	34,383	5,342
Element Solutions, Inc.	229,375	5,308
Graphic Packaging Holding Co.	215,083	5,302
Silgan Holdings, Inc.	116,821	5,286

Total		26,187

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)
Real Estate (1.3%)
Lamar Advertising Co. - Class A	87,757	9,327
Rexford Industrial Realty, Inc.	81,585	4,577

Total		13,904

Utilities (0.8%)
Atmos Energy Corp.	40,374	4,679
NiSource, Inc.	161,101	4,277

Total		8,956

Total Common Stocks (Cost: $906,899)		1,081,378

Total Investments (99.9%) (Cost: $906,899)@		1,081,378

Other Assets, Less Liabilities (0.1%)		596

Net Assets (100.0%)		1,081,974

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $911,837 and the net unrealized appreciation of investments based on that cost was $169,541 which is comprised of $223,079 aggregate gross unrealized appreciation and $53,538 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,081,378	$—	$—

Total Assets:	$1,081,378	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”), has engaged Northern Trust Investments, Inc. (“Northern Trust”) to act as sub-adviser for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures to help achieve full replication.

MARKET OVERVIEW

The U.S. equity market climbed a wall of worry in 2023 - stock prices jumped double digits despite a year filled with extraordinary events that had the potential to give any investor pause, including the Silicon Valley Bank crisis, U.S. debt default fears, as well as geopolitical tensions in the Middle East. In the end, investors focused on the U.S.’s resilient economic growth, rapidly declining inflation reports, and the widely held expectation late in the year that the U.S. Federal Reserve would prove successful in soft landing the economy in 2024.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 26.29%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 16.44% and 16.05%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned 5.53%, while the Bloomberg® U.S. Corporate High Yield Index returned 13.45%.

PORTFOLIO RESULTS

The Portfolio delivered a total return of 16.15% for the twelve months ended December 31, 2023, trailing the S&P MidCap 400® Index (the “Index”), which returned 16.44%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts.

The Industrials sector contributed the most to the Portfolio’s return. Strength in the Industrials sector was driven by the machinery industry, which benefited from the incorporation of major advances in technology to improve productivity, leading to lower operating costs. The building products industry contributed as rising home prices increased the need for new construction. The construction surge also supported the Consumer Discretionary sector as companies in the specialty retail industry provided materials for new home construction.

The Information Technology sector also contributed meaningfully, benefiting from better-than-expected earnings growth, investor enthusiasm for corporate cost-cutting and optimism that artificial intelligence (AI) could lead to strong growth opportunities in technology and technology-related companies. The Materials sector also advanced, driven by the metals and mining industry as the shift to renewable energy increased demand for metals used in the transition, particularly those needed for electric batteries.

On the downside, the Utilities and Healthcare sectors detracted modestly from the Portfolio’s return for the reporting period. The Utilities sector is generally seen as a more defensive sector, typically benefiting from lower volatility returns and consistent dividend payments. However, as higher monetary policy rates pushed longer-dated U.S. Treasury yields to 15-year highs, investors favored the higher yields on these government issued securities. Weakness in the Healthcare sector was driven by falling share prices in the biotechnology industry, largely due to rising interest rates weakening these companies’ ability to borrow capital.

Index 400 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	16.15%	12.34%	8.99%
S&P MidCap 400® Index	16.44%	12.63%	9.27%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Deckers Outdoor Corp.	0.7%

Reliance Steel & Aluminum Co.	0.6%

Carlisle Cos., Inc.	0.6%

GoDaddy, Inc.	0.6%

Graco, Inc.	0.6%

Watsco, Inc.	0.6%

RPM International, Inc.	0.6%

Lennox International, Inc.	0.6%

WP Carey, Inc.	0.6%

Manhattan Associates, Inc.	0.5%

Sector Allocation 12/31/23

Sector	% of Net Assets

Industrials	21.0%

Financials	15.8%

Consumer Discretionary	15.7%

Information Technology	9.7%

Real Estate	7.9%

Health Care	7.7%

Materials	7.1%

Energy	5.0%

Consumer Staples	4.1%

Utilities	3.2%

Communication Services	1.7%

Short-Term Investments & Other Net Assets	1.0%

Governments	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Communication Services (1.7%)
Cable One, Inc.	2,321	1,292
Frontier Communications Parent, Inc. *	112,520	2,851
Iridium Communications, Inc.	62,772	2,584
The New York Times Co. - Class A	83,035	4,068
Nexstar Media Group, Inc.	16,341	2,561
TEGNA, Inc.	99,930	1,529
TKO Group Holdings, Inc.	30,433	2,483
Ziff Davis, Inc. *	23,293	1,565
ZoomInfo Technologies, Inc. *	150,203	2,777

Total		21,710

Consumer Discretionary (15.7%)
Adient PLC *	47,277	1,719
Aramark	132,542	3,724
Autoliv, Inc.	37,994	4,187
AutoNation, Inc. *	13,168	1,978
Boyd Gaming Corp.	35,261	2,208
Brunswick Corp.	34,927	3,379
Burlington Stores, Inc. *	32,921	6,403
Capri Holdings, Ltd. *	59,009	2,965
Carter’s, Inc.	18,659	1,397
Choice Hotels International, Inc.	12,650	1,433
Churchill Downs, Inc.	34,451	4,649
Columbia Sportswear Co.	17,516	1,393
Crocs, Inc. *	30,727	2,870
Deckers Outdoor Corp. *	13,059	8,729
Dick’s Sporting Goods, Inc.	31,188	4,583
Five Below, Inc. *	28,257	6,023
Floor & Decor Holdings, Inc. *	54,059	6,031
Fox Factory Holding Corp. *	21,592	1,457
GameStop Corp. - Class A *	136,468	2,392
The Gap, Inc.	108,846	2,276
Gentex Corp.	118,522	3,871
The Goodyear Tire & Rubber Co. *	144,417	2,068
Graham Holdings Co. - Class B	1,819	1,267
Grand Canyon Education, Inc. *	14,978	1,978
H&R Block, Inc.	73,056	3,534
Harley-Davidson, Inc.	64,193	2,365

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
Helen of Troy, Ltd. *	12,042	1,455
Hilton Grand Vacations, Inc. *	36,132	1,452
Hyatt Hotels Corp. - Class A	22,447	2,927
KB Home	38,816	2,424
Lear Corp.	29,550	4,173
Leggett & Platt, Inc.	67,853	1,776
Lithia Motors, Inc. - Class A	13,936	4,589
Macy’s, Inc.	138,800	2,793
Marriott Vacations Worldwide Corp.	16,723	1,420
Mattel, Inc. *	179,033	3,380
Murphy USA, Inc.	9,834	3,506
Nordstrom, Inc.	49,289	909
Ollie’s Bargain Outlet Holdings, Inc. *	31,246	2,371
Penn National Gaming, Inc. *	76,866	2,000
Penske Automotive Group, Inc.	9,846	1,580
Planet Fitness, Inc. *	43,344	3,164
Polaris, Inc.	26,911	2,550
PVH Corp.	30,667	3,745
RH *	7,867	2,293
Scientific Games Corp. - Class A *	45,676	3,750
Service Corp. International	74,962	5,131
Skechers USA, Inc. - Class A *	67,719	4,222
Taylor Morrison Home Corp. *	54,520	2,909
Tempur Sealy International, Inc.	87,379	4,454
Texas Roadhouse, Inc.	33,940	4,149
Thor Industries, Inc.	27,081	3,202
Toll Brothers, Inc.	54,569	5,609
TopBuild Corp. *	16,120	6,033
Travel + Leisure Co.	36,716	1,435
Under Armour, Inc. - Class A *	96,260	846
Under Armour, Inc. - Class C *	97,315	813
Vail Resorts, Inc.	19,330	4,126
Valvoline, Inc. *	70,581	2,652
Visteon Corp. *	14,079	1,758
The Wendy’s Co.	84,649	1,649
Williams-Sonoma, Inc.	32,568	6,572
Wingstop, Inc.	14,926	3,830
Wyndham Hotels & Resorts, Inc.	42,113	3,386

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
YETI Holdings, Inc. *	44,162	2,287

Total		202,199

Consumer Staples (4.1%)
BellRing Brands, Inc. *	66,586	3,691
BJ’s Wholesale Club Holdings, Inc. *	67,931	4,528
The Boston Beer Co., Inc. - Class A *	4,774	1,650
Casey’s General Stores, Inc.	18,917	5,197
Celsius Holdings, Inc. *	75,210	4,100
Coca-Cola Consolidated, Inc.	2,386	2,215
Coty, Inc. - Class A *	189,898	2,358
Darling Ingredients, Inc. *	80,937	4,034
Flowers Foods, Inc.	97,738	2,200
Grocery Outlet Holding Corp. *	50,343	1,357
Ingredion, Inc.	33,131	3,596
Lancaster Colony Corp.	10,289	1,712
Performance Food Group Co. *	78,954	5,460
Pilgrim’s Pride Corp. *	20,484	567
Post Holdings, Inc. *	25,703	2,263
Sprouts Farmers Market, Inc. *	51,561	2,481
US Foods Holding Corp. *	114,833	5,215

Total		52,624

Energy (5.0%)
Antero Midstream Corp.	173,331	2,172
Antero Resources Corp. *	143,556	3,256
ChampionX Corp.	98,561	2,879
Chesapeake Energy Corp.	56,503	4,347
Civitas Resources, Inc.	43,401	2,968
CNX Resources Corp. *	80,354	1,607
DT Midstream, Inc.	49,279	2,701
Equitrans Midstream Corp.	220,661	2,246
HF Sinclair Corp.	79,458	4,416
Matador Resources Co.	56,339	3,203
Murphy Oil Corp.	74,262	3,168
NOV, Inc.	199,897	4,054
Oasis Petroleum, Inc.	20,929	3,479
Ovintiv, Inc.	128,749	5,655
PBF Energy, Inc.	55,172	2,425
Permian Resources Corp.	210,915	2,868

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Energy continued
Range Resources Corp.	122,666	3,734
Southwestern Energy Co. *	559,748	3,666
Valaris, Ltd. *	31,750	2,177
Weatherford International PLC *	36,676	3,588

Total		64,609

Financials (15.8%)
Affiliated Managers Group, Inc.	17,163	2,599
Ally Financial, Inc.	137,793	4,812
American Financial Group, Inc.	33,149	3,941
Annaly Capital Management, Inc.	253,544	4,911
Associated Banc-Corp.	74,983	1,604
Bank OZK	53,233	2,653
Brighthouse Financial, Inc. *	32,424	1,716
Cadence Bank	92,924	2,750
The Carlyle Group, Inc.	110,028	4,477
CNO Financial Group, Inc.	56,971	1,589
Columbia Banking System, Inc.	105,985	2,828
Commerce Bancshares, Inc.	60,208	3,216
Cullen/Frost Bankers, Inc.	32,553	3,532
East West Bancorp, Inc.	71,570	5,149
Equitable Holdings, Inc.	161,367	5,373
Erie Indemnity Co.	12,666	4,242
Essent Group, Ltd.	54,131	2,855
Euronet Worldwide, Inc. *	22,218	2,255
Evercore, Inc. - Class A	17,559	3,003
F.N.B. Corp.	182,077	2,507
Federated Hermes, Inc.	43,692	1,479
First American Financial Corp.	52,385	3,376
First Financial Bankshares, Inc.	65,389	1,981
First Horizon Corp.	283,677	4,017
FirstCash Holdings, Inc.	18,715	2,028
FNF Group	131,317	6,700
Glacier Bancorp, Inc.	56,416	2,331
Hancock Whitney Corp.	43,801	2,128
The Hanover Insurance Group, Inc.	18,169	2,206
Home BancShares, Inc.	95,217	2,412
Houlihan Lokey, Inc.	26,188	3,140
Interactive Brokers Group, Inc. - Class A	54,320	4,503
International Bancshares Corp.	27,199	1,477

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Financials continued
Janus Henderson Group PLC	66,963	2,019
Jefferies Financial Group, Inc.	85,333	3,448
Kemper Corp.	30,687	1,494
Kinsale Capital Group, Inc.	11,177	3,743
MGIC Investment Corp.	140,513	2,710
Morningstar, Inc.	13,221	3,784
New York Community Bancorp, Inc.	367,026	3,755
Old National Bancorp	148,754	2,512
Old Republic International Corp.	132,467	3,895
Pinnacle Financial Partners, Inc.	39,001	3,402
Primerica, Inc.	17,773	3,657
Prosperity Bancshares, Inc.	47,632	3,226
Reinsurance Group of America, Inc.	33,414	5,406
RenaissanceRe Holdings, Ltd.	26,641	5,222
RLI Corp.	20,320	2,705
SEI Investments Co.	50,670	3,220
Selective Insurance Group, Inc.	30,796	3,064
SLM Corp.	115,063	2,200
South State Corp.	38,635	3,263
Starwood Property Trust, Inc.	151,280	3,180
Stifel Financial Corp.	51,699	3,575
Synovus Financial Corp.	74,159	2,792
Texas Capital Bancshares, Inc. *	24,466	1,581
UMB Financial Corp.	22,055	1,843
United Bankshares, Inc.	68,256	2,563
Unum Group	93,002	4,206
Valley National Bancorp	216,945	2,356
Voya Financial, Inc.	53,043	3,870
Webster Financial Corp.	87,129	4,423
WEX, Inc. *	21,718	4,225
Wintrust Financial Corp.	31,106	2,885

Total		204,014

Health Care (7.7%)
Acadia Healthcare Co., Inc. *	46,757	3,636
Amedisys, Inc. *	16,630	1,581
Arrowhead Pharmaceuticals, Inc. *	54,629	1,672
Azenta, Inc. *	30,393	1,980
Bruker Corp.	46,979	3,452
Chemed Corp.	7,650	4,473

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Health Care continued
Doximity, Inc. *	59,889	1,679
Encompass Health Corp.	50,831	3,391
Enovis Corp. *	25,338	1,419
Envista Holdings Corp. *	86,693	2,086
Exelixis, Inc. *	157,715	3,784
Globus Medical, Inc. - Class A *	58,425	3,113
Haemonetics Corp. *	25,798	2,206
Halozyme Therapeutics, Inc. *	67,083	2,479
HealthEquity, Inc. *	43,453	2,881
Inari Medical, Inc. *	26,013	1,689
Integra LifeSciences Holdings Corp. *	34,391	1,498
Jazz Pharmaceuticals PLC *	32,016	3,938
Lantheus Holdings, Inc. *	34,806	2,158
LivaNova PLC *	27,462	1,421
Masimo Corp. *	22,565	2,645
Medpace Holdings, Inc. *	11,832	3,627
Neogen Corp. *	100,226	2,015
Neurocrine Biosciences, Inc. *	49,840	6,567
Option Care Health, Inc. *	89,760	3,024
Patterson Cos., Inc.	43,369	1,234
Penumbra, Inc. *	19,573	4,923
Perrigo Co. PLC	68,903	2,217
Progyny, Inc. *	42,299	1,573
QuidelOrtho Corp. *	25,169	1,855
R1 RCM, Inc. *	100,353	1,061
Repligen Corp. *	26,335	4,735
Shockwave Medical, Inc. *	18,713	3,566
Sotera Health Co. *	50,319	848
Tenet Healthcare Corp. *	51,550	3,896
United Therapeutics Corp. *	23,815	5,237

Total		99,559

Industrials (21.0%)
Acuity Brands, Inc.	15,688	3,213
Advanced Drainage Systems, Inc.	34,777	4,891
AECOM	70,399	6,507
AGCO Corp.	31,556	3,831
ASGN, Inc. *	23,932	2,302
Avis Budget Group, Inc.	9,366	1,660
The Brink’s Co.	22,855	2,010
BWX Technologies, Inc.	46,322	3,554
CACI International, Inc. - Class A *	11,307	3,662
Carlisle Cos., Inc.	24,704	7,718
Chart Industries, Inc. *	21,354	2,911

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Clean Harbors, Inc. *	25,574	4,463
Comfort Systems USA, Inc.	18,120	3,727
Concentrix Corp.	23,983	2,355
Core & Main, Inc. - Class A *	69,348	2,802
Crane NXT Co.	24,841	2,935
Curtiss-Wright Corp.	19,387	4,319
Donaldson Co., Inc.	61,315	4,007
EMCOR Group, Inc.	23,860	5,140
EnerSys	20,482	2,068
ESAB Corp.	28,675	2,484
ExlService Holdings, Inc. *	83,756	2,584
Exponent, Inc.	25,688	2,262
Flowserve Corp.	66,691	2,749
Fluor Corp. *	86,405	3,384
Fortune Brands Home & Security, Inc.	63,975	4,871
FTI Consulting, Inc. *	18,023	3,589
GATX Corp.	18,011	2,165
Genpact, Ltd.	84,712	2,940
Graco, Inc.	85,695	7,435
GXO Logistics, Inc. *	60,399	3,694
Hertz Global Holdings, Inc. *	66,387	690
Hexcel Corp.	42,693	3,149
Insperity, Inc.	17,965	2,106
ITT, Inc.	41,686	4,974
KBR, Inc.	68,517	3,796
Kirby Corp. *	30,063	2,359
Knight-Swift Transportation Holdings, Inc.	81,851	4,719
Landstar System, Inc.	18,278	3,540
Lennox International, Inc.	16,231	7,264
Lincoln Electric Holdings, Inc.	29,066	6,321
ManpowerGroup, Inc.	24,759	1,968
MasTec, Inc. *	30,752	2,329
MAXIMUS, Inc.	30,772	2,581
MDU Resources Group, Inc.	103,000	2,039
The Middleby Corp. *	27,158	3,997
MSA Safety, Inc.	18,786	3,172
MSC Industrial Direct Co., Inc. - Class A	23,544	2,384
nVent Electric PLC	84,150	4,972
Oshkosh Corp.	33,177	3,597
Owens Corning, Inc.	45,096	6,685
Paylocity Holding Corp. *	21,942	3,617
RBC Bearings, Inc. *	14,753	4,203
Regal Rexnord Corp.	33,658	4,982
Ryder System, Inc.	22,501	2,589
Saia, Inc. *	13,467	5,901
Science Applications International Corp.	26,871	3,341

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Sensata Technologies Holding PLC	76,934	2,890
Simpson Manufacturing Co., Inc.	21,685	4,293
Stericycle, Inc. *	47,065	2,333
Sunrun, Inc. *	110,478	2,169
Terex Corp.	34,043	1,956
Tetra Tech, Inc.	27,036	4,513
The Timken Co.	33,033	2,648
The Toro Co.	52,729	5,061
Trex Co., Inc. *	55,128	4,564
UFP Industries, Inc.	31,314	3,931
Valmont Industries, Inc.	10,611	2,478
Watsco, Inc.	17,189	7,365
Watts Water Technologies, Inc. - Class A	13,863	2,888
Werner Enterprises, Inc.	32,300	1,369
WESCO International, Inc.	22,264	3,871
Woodward, Inc.	30,677	4,176
XPO Logistics, Inc. *	58,865	5,156

Total		271,168

Information Technology (9.7%)
Allegro Microsystems, Inc. *	36,206	1,096
Amkor Technology, Inc.	52,633	1,751
Arrow Electronics, Inc. *	27,504	3,362
Aspen Technology, Inc. *	14,220	3,131
Avnet, Inc.	45,820	2,309
Belden, Inc.	21,136	1,633
Blackbaud, Inc. *	21,931	1,902
Calix, Inc. *	29,707	1,298
Ciena Corp. *	75,040	3,378
Cirrus Logic, Inc. *	27,338	2,274
Cognex Corp.	87,342	3,646
Coherent Corp. *	66,848	2,910
CommVault Systems, Inc. *	22,137	1,768
Crane Holdings Co.	24,607	1,399
Dolby Laboratories, Inc.	30,141	2,598
Dropbox, Inc. *	130,002	3,833
Dynatrace, Inc. *	120,952	6,615
GoDaddy, Inc. *	71,459	7,586
IPG Photonics Corp. *	14,983	1,626
Kyndryl Holdings, Inc. *	116,601	2,423
Lattice Semiconductor Corp. *	70,027	4,831
Littelfuse, Inc.	12,637	3,381
Lumentum Holdings, Inc. *	33,960	1,780
MACOM Technology Solutions Holdings, Inc. *	27,449	2,551

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Manhattan Associates, Inc. *	31,277	6,735
MKS Instruments, Inc.	31,925	3,284
Novanta, Inc. *	18,201	3,065
Onto Innovation, Inc. *	24,922	3,811
Power Integrations, Inc.	28,756	2,361
Qualys, Inc. *	18,669	3,664
Rambus, Inc. *	54,550	3,723
Silicon Laboratories, Inc. *	16,102	2,130
Super Micro Computer, Inc. *	23,538	6,691
Synaptics, Inc. *	19,970	2,278
TD SYNNEX Corp.	26,003	2,798
Teradata Corp. *	49,583	2,157
Universal Display Corp.	22,111	4,229
Vishay Intertechnology, Inc.	64,007	1,534
Vontier Corp.	78,299	2,705
The Western Union Co.	184,875	2,204
Wolfspeed, Inc. *	63,528	2,764

Total		125,214

Materials (7.1%)
Alcoa Corp.	90,685	3,083
AptarGroup, Inc.	33,389	4,128
Ashland Global Holdings, Inc.	25,966	2,189
Avient Corp.	46,413	1,929
Axalta Coating Systems, Ltd. *	111,613	3,791
Berry Global Group, Inc.	60,009	4,044
Cabot Corp.	28,002	2,338
The Chemours Co.	75,277	2,374
Cleveland-Cliffs, Inc. *	256,012	5,228
Commercial Metals Co.	59,374	2,971
Crown Holdings, Inc.	61,234	5,639
Eagle Materials, Inc.	17,696	3,589
Graphic Packaging Holding Co.	155,465	3,832
Greif, Inc. - Class A	12,954	850
Knife River Corp. *	28,808	1,907
Livent Corp. *	91,093	1,638
Louisiana-Pacific Corp.	32,441	2,298
MP Materials Corp. *	73,329	1,456
NewMarket Corp.	3,518	1,920
Olin Corp.	62,136	3,352
Reliance Steel & Aluminum Co.	29,160	8,155
Royal Gold, Inc.	33,356	4,035
RPM International, Inc.	65,436	7,305
The Scotts Miracle-Gro Co.	21,141	1,348
Silgan Holdings, Inc.	41,061	1,858
Sonoco Products Co.	49,560	2,769
United States Steel Corp.	113,219	5,508

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Materials continued
Westlake Corp.	16,262	2,276

Total		91,810

Real Estate (7.9%)
Agree Realty Corp.	50,894	3,204
Apartment Income REIT Corp.	74,624	2,592
Brixmor Property Group, Inc.	152,467	3,548
Corporate Office Properties Trust	57,334	1,470
Cousins Properties, Inc.	76,662	1,867
CubeSmart LP	114,066	5,287
EastGroup Properties, Inc.	23,495	4,312
EPR Properties	38,342	1,858
Equity LifeStyle Properties, Inc.	94,596	6,673
First Industrial Realty Trust, Inc.	67,123	3,535
Gaming and Leisure Properties, Inc.	135,380	6,681
Healthcare Realty Trust, Inc.	193,061	3,326
Independence Realty Trust, Inc.	114,328	1,749
Jones Lang LaSalle, Inc. *	24,113	4,554
Kilroy Realty Corp.	54,145	2,157
Kite Realty Group Trust	111,472	2,548
Lamar Advertising Co. - Class A	44,434	4,722
Medical Properties Trust, Inc.	304,944	1,497
National Retail Properties, Inc.	92,526	3,988
National Storage Affiliates Trust	39,106	1,622
Omega Healthcare Investors, Inc.	124,323	3,812
Park Hotels & Resorts, Inc.	106,372	1,628
Physicians Realty Trust	121,484	1,617
PotlatchDeltic Corp.	40,386	1,983
Rayonier, Inc.	69,419	2,319
Rexford Industrial Realty, Inc.	107,024	6,004
Sabra Health Care REIT, Inc.	117,791	1,681
Spirit Realty Capital, Inc.	71,810	3,137
STAG Industrial, Inc.	92,101	3,616
Vornado Realty Trust	81,428	2,300
WP Carey, Inc.	110,922	7,189

Total		102,476

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)
Utilities (3.2%)
ALLETE, Inc.	29,254	1,789
Black Hills Corp.	34,590	1,866
Essential Utilities, Inc.	127,610	4,766
IDACORP, Inc.	25,626	2,520
National Fuel Gas Co.	46,460	2,331
New Jersey Resources Corp.	49,367	2,201
NorthWestern Corp.	31,245	1,590
OGE Energy Corp.	101,589	3,548
ONE Gas, Inc.	28,007	1,785
Ormat Technologies, Inc.	27,323	2,071
PNM Resources, Inc.	43,387	1,805
Portland General Electric Co.	51,164	2,217
Southwest Gas Holdings, Inc.	30,354	1,923
Spire, Inc.	26,798	1,671
UGI Corp.	106,434	2,618
Vistra Corp.	170,643	6,573

Total		41,274

Total Common Stocks
(Cost: $938,141)		1,276,657

Short-Term
Investments (0.1%)

Governments (0.1%)
US Treasury 0.000%, 4/11/24 ß	865,000	852

Total		852

Total Short-Term Investments (Cost: $852)		852

Total Investments (99.0%)
(Cost: $938,993)@		1,277,509

Other Assets, Less
Liabilities (1.0%)		13,305

Net Assets (100.0%)		1,290,814

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)

E-Mini S&P MidCap 400 Future	Long	USD	5	52	3/24	$14,609	$465	$(173)

							$465	$(173)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$(173)	$(173)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
ß	Part or all of the security has been pledged as collateral.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $940,257 and the net unrealized appreciation of investments based on that cost was $337,717 which is comprised of $396,525 aggregate gross unrealized appreciation and $58,808 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 -Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,276,657	$—	$—
Short-Term Investments	—	852	—
Other Financial Instruments^
Futures	465	—	—

Total Assets:	$1,277,122	$852	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$666 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

U.S. equity markets ended the year higher. Stocks rose in the first half of 2023 as economic growth remained relatively resilient despite higher interest rates, and investors hoped the U.S. Federal Reserve (the “Fed”) would slow or pause its rate-hike campaign. Stocks retreated in the third quarter, however, as stubbornly high inflation raised expectations for interest rates to remain higher for longer than previously expected. Stocks rallied in the fourth quarter as moderating inflation spurred renewed hopes that the Fed would stop increasing rates. Economic growth and corporate earnings also remained relatively resilient. Mid-cap stocks lagged large-cap stocks but outperformed small-cap stocks, as measured by the Russell Indices. Value stocks underperformed growth for the twelve-month period.

PORTFOLIO RESULTS

The Portfolio returned 6.26% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell MidCap® Value Index (the “Index”), returned 12.71%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Security selection and an underweight in the Consumer Discretionary sector detracted from the Portfolio’s relative return. The Portfolio did not own several benchmark stocks in the specialty retail industry, which weighed on the Portfolio’s performance. A position in automotive replacement parts retailer Advance Auto Parts underperformed due to a recent quarterly earnings miss and guidance reduction. The company has been forced to raise prices less than product cost inflation in its commercial channel as competitors have become more promotional.

In the Financials sector, stock selection in the capital markets industry hindered the Portfolio’s performance due in part to a lack of exposure to stocks that were strong performers for the market. Conversely, lack of exposure to First Republic Bank supported performance. In general, bank stocks underperformed amid the failure of two mid-cap banks in the first quarter. First Republic Bank was also pressured by near-term liquidity fears associated with large unrealized losses in its relatively longer-duration assets.

In the Consumer Staples sector, shares of packaged food producer Conagra Brands were pressured as investors shifted toward less defensive sectors. Additionally, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases.

On the upside, selection in the Materials sector contributed to the Portfolio’s performance, particularly due to not owning several benchmark companies in the chemicals industry. Stock selection and an underweight in the Energy sector also contributed to relative performance.

Stock selection in the building products industry also contributed, notably Cie de Saint-Gobain, a global diversified building products manufacturer with notable exposure to Europe. Its shares outperformed early in the period as fears of an energy crisis in Europe eased due to a much warmer-than-expected winter. The improved global economic outlook later in the year also buoyed the stock.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Mid Cap Value Portfolio (unaudited)

We seek to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged: higher quality stocks, attractive valuations in the Healthcare sector and limited opportunities in the Consumer Discretionary sector. We continue to focus on companies that we view as higher quality with stable revenues and profits, low indebtedness, stable cash flows and predictable business models that are less sensitive to economic conditions.

Our research has led us to several Healthcare sector stocks that we think offer compelling valuations and risk/reward profiles. We consider Healthcare to be less cyclical because the economy’s performance tends to have less impact on demand.

Finally, we have identified few high quality companies in the Consumer Discretionary sector with durable business models. Additionally, with consumers facing economic pressures like inflation and diminishing personal savings, we expect a decline in discretionary spending.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	6.26%	11.21%	8.93%
Russell MidCap® Value Index	12.71%	11.16%	8.26%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Zimmer Biomet Holdings, Inc.	3.1%

Conagra Brands, Inc.	2.4%

The Allstate Corp.	2.3%

Henry Schein, Inc.	2.3%

Northern Trust Corp.	2.2%

The Bank of New York Mellon Corp.	2.2%

Quest Diagnostics, Inc.	1.9%

Enterprise Products Partners LP	1.9%

Norfolk Southern Corp.	1.8%

Koninklijke Ahold Delhaize NV	1.8%

Sector Allocation 12/31/23

Sector	% of Net Assets

Industrials	15.8%

Financials	15.6%

Health Care	14.9%

Utilities	11.3%

Consumer Staples	10.5%

Real Estate	7.6%

Information Technology	6.7%

Energy	5.0%

Materials	4.3%

Consumer Discretionary	3.6%

Communication Services	2.6%

Short-Term Investments & Other Net Assets	2.1%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)
Communication Services (2.6%)
BCE, Inc.	140,428	5,529
Fox Corp. - Class B	262,130	7,248
Omnicom Group, Inc.	51,609	4,465

Total		17,242

Consumer Discretionary (3.6%)
Aptiv PLC *	57,241	5,136
BorgWarner, Inc.	194,619	6,977
Compagnie Generale des Etablissements Michelin	116,741	4,195
The Interpublic Group of Companies, Inc.	234,977	7,669

Total		23,977

Consumer Staples (10.5%)
Conagra Brands, Inc.	552,091	15,823
Dollar Tree, Inc. *	81,988	11,646
General Mills, Inc.	105,741	6,888
Heineken NV	26,755	2,722
Henkel AG & Co. KGaA - Preference Shares	66,358	5,337
Kenvue, Inc.	149,393	3,217
Kimberly-Clark Corp.	97,902	11,896
Koninklijke Ahold Delhaize NV	416,670	11,964

Total		69,493

Energy (5.0%)
Baker Hughes	138,330	4,728
Diamondback Energy, Inc.	30,653	4,754
Enterprise Products Partners LP	474,870	12,513
EQT Corp.	120,023	4,640
Occidental Petroleum Corp.	115,181	6,877

Total		33,512

Financials (15.6%)
Aflac, Inc.	45,691	3,770
The Allstate Corp.	108,386	15,172
The Bank of New York Mellon Corp.	274,503	14,288
Commerce Bancshares, Inc.	73,812	3,942
First Hawaiian, Inc.	161,883	3,701
The Hanover Insurance Group, Inc.	39,970	4,853
Northern Trust Corp.	170,435	14,381
Prosperity Bancshares, Inc.	42,262	2,862
Reinsurance Group of America, Inc.	60,163	9,733
T. Rowe Price Group, Inc.	83,939	9,039

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)
Financials continued
Truist Financial Corp.	220,158	8,128
U.S. Bancorp	66,787	2,891
Westamerica Bancorporation	56,972	3,214
Willis Towers Watson PLC	32,447	7,826

Total		103,800

Health Care (14.9%)
AmerisourceBergen Corp.	5,938	1,219
Becton Dickinson and Co.	15,326	3,737
Cardinal Health, Inc.	66,913	6,745
Centene Corp. *	61,706	4,579
DENTSPLY SIRONA, Inc.	122,951	4,376
Envista Holdings Corp. *	189,678	4,564
Henry Schein, Inc. *	198,263	15,010
Hologic, Inc. *	72,847	5,205
Laboratory Corp. of America Holdings	38,311	8,708
Quest Diagnostics, Inc.	92,784	12,793
Universal Health Services, Inc. - Class B	76,018	11,588
Zimmer Biomet Holdings, Inc.	169,670	20,649

Total		99,173

Industrials (15.8%)
Beacon Roofing
Supply, Inc. *	78,579	6,838
Bunzl PLC	201,369	8,174
Cie de Saint-Gobain	82,572	6,106
Cummins, Inc.	16,780	4,020
Emerson Electric Co.	113,782	11,074
General Dynamics Corp.	13,071	3,394
Heartland Express, Inc.	279,335	3,983
Huntington Ingalls Industries, Inc.	35,537	9,227
IMI PLC	122,262	2,617
Johnson Controls International PLC	80,146	4,620
MSC Industrial Direct Co., Inc. - Class A	56,091	5,680
Norfolk Southern Corp.	51,411	12,152
Oshkosh Corp.	63,026	6,833
Republic Services, Inc.	20,910	3,448
Southwest Airlines Co.	331,355	9,570
VINCI SA	60,806	7,637

Total		105,373

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)
Information Technology (6.7%)
Amdocs, Ltd.	96,316	8,465
Corning, Inc.	74,319	2,263
Electronic Arts, Inc.	19,605	2,682
F5, Inc. *	47,104	8,431
HP, Inc.	216,266	6,508
Juniper Networks, Inc.	183,350	5,405
TE Connectivity, Ltd.	52,558	7,384
Teradyne, Inc.	29,297	3,179

Total		44,317

Materials (4.3%)
Akzo Nobel NV	100,236	8,282
Amcor PLC	917,408	8,844
Packaging Corp. of America	44,635	7,272
Sonoco Products Co.	78,975	4,412

Total		28,810

Real Estate (7.6%)
Essex Property Trust, Inc.	33,430	8,289
Healthpeak Properties, Inc.	410,678	8,131
Public Storage	26,254	8,007
Realty Income Corp.	186,964	10,736
Regency Centers Corp.	125,523	8,410
VICI Properties, Inc.	137,201	4,374
WP Carey, Inc.	37,895	2,456

Total		50,403

Utilities (11.3%)
Atmos Energy Corp.	13,581	1,574
CMS Energy Corp.	101,022	5,866
Duke Energy Corp.	97,661	9,477
Edison International	130,864	9,355
Evergy, Inc.	136,118	7,105
Eversource Energy	104,658	6,460
NorthWestern Corp.	207,862	10,578
ONE Gas, Inc.	53,605	3,416
Pinnacle West Capital Corp.	73,188	5,258
Spire, Inc.	171,737	10,706
WEC Energy Group, Inc.	66,875	5,629

Total		75,424

Total Common Stocks (Cost: $645,869)		651,524

Total Investments (97.9%) (Cost: $645,869)@		651,524

Other Assets, Less Liabilities (2.1%)		14,019

Net Assets (100.0%)		665,543

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America NA	CAD	6,141	4,640	3/28/24	$—	$(49)	$(49)
Sell	Bank of America NA	EUR	35,928	39,798	3/28/24	—	(389)	(389)
Sell	Goldman Sachs International	GBP	7,366	9,393	3/28/24	—	(56)	(56)

						$—	$(494)	$(494)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	—	—	—	$(494)	—	—	$(494)

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $648,196 and the net unrealized appreciation of investments based on that cost was $2,834 which is comprised of $41,425 aggregate gross unrealized appreciation and $38,591 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$19,782	$4,195	$—
Consumer Staples	49,470	20,023	—
Industrials	80,839	24,534	—
Materials	20,528	8,282	—
All Others	423,871	—	—

Total Assets:	$594,490	$57,034	$—

Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	—	(494)	—

Total Liabilities:	$—	$(494)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$687 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities rose during the twelve months ended December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-capitalization technology companies and steady Gross Domestic Product growth. Early in 2023, the collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening. Shares of a narrow group of mega-capitalization technology companies surged, helping growth stocks significantly outperform their value counterparts. These companies benefited from investor optimism about earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (“AI”). U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. In the fourth quarter, U.S. equities rallied, registering their largest quarterly return in three years as gains broadened beyond those select mega-capitalization stocks that dominated the stock market’s earlier performance. A rapid descent in inflation prompted the Fed to pivot, with policymakers anticipating 75 bps of interest rate cuts in 2024.

PORTFOLIO RESULTS

The Portfolio returned 18.36% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 18.66%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Security selection detracted from the Portfolio’s relative return, driven by weak selection in the Healthcare, Industrials and Communication Services sectors. The top relative detractors included overweight positions in Healthcare sector companies, Ventyx Biosciences and Aclaris Therapeutics. Shares of Ventyx Biosciences, a clinical-stage biopharmaceutical company, declined after the company announced a decision to halt further development of a new psoriasis treatment following disappointing results for its phase-two trial. Aclaris Therapeutics fell, as the company announced disappointing top-line results from its Phase 2b study of a treatment for rheumatoid arthritis and noting the trial will be discontinued. An out-of-benchmark position in Financials sector company, Western Alliance Bancorporation also weighed on relative performance. The company came under pressure after the failure of Silicon Valley Bank caused concerns that other banks would need to sell long-term assets at steep losses to meet liquidity needs.

Strong sector allocation, particularly a lack of exposure to the Utilities sector, an underweight allocation to the Healthcare sector and an overweight allocation to the Industrials sector contributed to the Portfolio’s relative performance. Top contributors to relative performance were overweight positions in Healthcare sector company ImmunoGen, Consumer Discretionary sector company Wingstop and Consumer Staples sector company Sovos Brands. ImmunoGen advanced as the company reported strong topline results from a Phase 3 study of their ovarian cancer drug, Elahere. Wingstop contributed as the company reported third-quarter results that beat expectations. Shares of Sovos Brands, a packaged-food company, rallied after Campbell Soup Company announced it would be acquiring the company for $2.7 billion in cash.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

With increasingly dovish commentary and the Fed indicating it will cut rates several times in 2024, we believe the U.S. market has now fully accepted that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward toward the Fed’s stated goal of 2%, yet what remains to be seen is the precise onset, cadence and true depth of how interest rate cuts will be enacted.

Small Cap Growth Stock Portfolio (unaudited)

An easing in the cost of capital for companies and consumers alike should be constructive for the U.S. economy and could lead to an improved housing market, increased mergers and acquisitions and increasing levels of investment. This should benefit more rate-sensitive sectors, including Financials. Furthermore, robust and continued innovation within the Information Technology sector promises to provide opportunities increased productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities promised by AI-based technology.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	18.36%	9.80%	7.68%
Russell 2000® Growth Index	18.66%	9.22%	7.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

e.l.f. Beauty, Inc.	1.5%

Fabrinet	1.4%

iShares Russell 2000 Growth ETF	1.4%

Applied Industrial Technologies, Inc.	1.4%

Ensign Group, Inc.	1.4%

Verra Mobility Corp.	1.3%

Cabot Corp.	1.3%

Visteon Corp.	1.3%

FTAI Aviation, Ltd.	1.2%

Blackbaud, Inc.	1.2%

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	23.2%

Health Care	22.1%

Industrials	19.9%

Consumer Discretionary	12.1%

Financials	6.1%

Energy	4.4%

Materials	4.2%

Consumer Staples	3.0%

Real Estate	1.6%

Communication Services	1.5%

Investment Companies	1.4%

Short-Term Investments & Other Net Assets	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.1%)	Shares/ Par +	Value $ (000’s)
Communication Services (1.5%)
Bumble, Inc. *	118,645	1,749
Eventbrite, Inc. *	397,813	3,326
ZoomInfo Technologies, Inc. *	290,628	5,373

Total		10,448

Consumer Discretionary (12.1%)
Boot Barn Holdings, Inc. *	58,460	4,487
Burlington Stores, Inc. *	21,044	4,093
Century Communities, Inc.	60,014	5,470
Chewy, Inc. *	169,845	4,013
Crocs, Inc. *	29,674	2,772
Duolingo, Inc. *	23,731	5,383
Etsy, Inc. *	57,131	4,631
European Wax Center, Inc. *	278,961	3,791
Patrick Industries, Inc.	24,462	2,455
PVH Corp.	19,340	2,362
SharkNinja, Inc.	111,010	5,680
Texas Roadhouse, Inc.	47,653	5,825
VF Corp.	237,188	4,459
Visteon Corp. *	69,602	8,693
Wingstop, Inc.	21,763	5,584
Wyndham Hotels & Resorts, Inc.	91,884	7,388
YETI Holdings, Inc. *	110,795	5,737

Total		82,823

Consumer Staples (3.0%)
The Boston Beer Co., Inc. - Class A *	11,381	3,933
e.l.f. Beauty, Inc. *	72,134	10,412
Freshpet, Inc. *	73,205	6,351

Total		20,696

Energy (4.4%)
Cactus, Inc.	79,857	3,625
Gulfport Energy Corp. *	27,767	3,699
Helmerich & Payne, Inc.	112,439	4,073
Magnolia Oil & Gas Corp.	231,741	4,934
Oasis Petroleum, Inc.	27,384	4,552
SM Energy Co.	112,063	4,339
Weatherford International PLC *	47,502	4,647

Total		29,869

Financials (6.1%)
MGIC Investment Corp.	318,463	6,143
Remitly Global, Inc. *	216,802	4,210
Selective Insurance Group, Inc.	37,932	3,774
Shift4 Payments, Inc. *	25,335	1,884

Common Stocks (98.1%)	Shares/ Par +	Value $ (000’s)
Financials continued
StepStone Group, Inc.	158,442	5,043
Stifel Financial Corp.	94,812	6,556
Synovus Financial Corp.	97,219	3,660
Triumph Financial, Inc. *	56,929	4,565
WEX, Inc. *	29,811	5,800

Total		41,635

Health Care (22.1%)
Akero Therapeutics, Inc. *	77,552	1,811
Alkermes PLC *	210,875	5,850
Amicus Therapeutics, Inc. *	234,763	3,331
Apogee Therapeutics, Inc. *	44,960	1,256
AtriCure, Inc. *	95,882	3,422
Blueprint Medicines Corp. *	64,923	5,989
BridgeBio Pharma, Inc. *	65,004	2,624
Celldex Therapeutics, Inc. *	87,279	3,462
Crinetics Pharmaceuticals, Inc. *	112,973	4,020
Cytek Biosciences, Inc. *	261,366	2,384
Cytokinetics, Inc. *	82,929	6,924
Denali Therapeutics, Inc. *	113,301	2,431
Encompass Health Corp.	108,392	7,232
Ensign Group, Inc.	83,034	9,317
Geron Corp. *	773,961	1,633
Haemonetics Corp. *	78,412	6,705
HealthEquity, Inc. *	88,853	5,891
Inari Medical, Inc. *	71,134	4,618
Inspire Medical Systems, Inc. *	20,073	4,083
Intellia Therapeutics, Inc. *	36,435	1,111
Intra-Cellular Therapies, Inc. *	91,134	6,527
Ionis Pharmaceuticals, Inc. *	53,632	2,713
iRhythm Technologies, Inc. *	47,852	5,122
Kymera Therapeutics, Inc. *	58,834	1,498
Lantheus Holdings, Inc. *	53,152	3,295
MoonLake	25,748	1,555
Morphic Holding, Inc. *	60,863	1,758

Common Stocks (98.1%)	Shares/ Par +	Value $ (000’s)
Health Care continued
Nuvalent, Inc. - Class A *	43,917	3,232
Option Care Health, Inc. *	191,189	6,441
Owens & Minor, Inc. *	88,010	1,696
Prothena Corp. PLC *	45,380	1,649
QuidelOrtho Corp. *	41,026	3,024
RadNet, Inc. *	149,064	5,183
RayzeBio, Inc. *	55,342	3,441
Revolution Medicines, Inc. *	155,232	4,452
Rocket Pharmaceuticals, Inc. *	110,486	3,311
Sage Therapeutics, Inc. *	49,583	1,074
Structure Therapeutics, Inc., ADR *	32,489	1,324
Ultragenyx Pharmaceutical, Inc. *	48,114	2,301
Vaxcyte, Inc. *	91,197	5,727
Veracyte, Inc. *	92,778	2,552

Total		151,969

Industrials (19.9%)
Applied Industrial Technologies, Inc.	56,438	9,746
The AZEK Co., Inc. *	160,102	6,124
Boise Cascade Co.	40,991	5,303
CACI International, Inc. - Class A *	15,473	5,011
Casella Waste Systems, Inc. - Class A *	48,959	4,184
Ceridian HCM Holding, Inc. *	45,989	3,087
Chart Industries, Inc. *	50,183	6,841
Clean Harbors, Inc. *	30,735	5,364
Comfort Systems USA, Inc.	29,740	6,117
Curtiss-Wright Corp.	23,854	5,314
ExlService Holdings, Inc. *	115,850	3,574
Fluor Corp. *	184,881	7,242
FTAI Aviation, Ltd.	179,703	8,338
Herc Holdings, Inc.	12,654	1,884
Hillman Solutions Corp. *	649,684	5,984
Insperity, Inc.	22,158	2,597
ITT, Inc.	31,006	3,700
John Bean Technologies Corp.	66,304	6,594
KBR, Inc.	50,875	2,819
Rush Enterprises, Inc.	120,142	6,043

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (98.1%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Shoals Technologies Group, Inc. *	276,855	4,302
SPX Technologies, Inc. *	73,134	7,387
TriNet Group, Inc. *	23,349	2,777
Verra Mobility Corp. *	395,267	9,103
WillScot Mobile Mini Holdings Corp. *	70,507	3,138
Zurn Water Solutions Corp.	146,688	4,314

Total		136,887

Information Technology (23.2%)
Agilysys, Inc. *	56,740	4,813
Alarm.com Holdings, Inc. *	80,285	5,188
Altair Engineering, Inc. - Class A *	74,805	6,295
AppFolio, Inc. *	23,422	4,058
Axcelis Technologies, Inc. *	26,163	3,393
Blackbaud, Inc. *	94,198	8,167
Braze, Inc. *	75,831	4,029
CCC Intelligent Solutions Holdings, Inc. *	256,862	2,926
Cirrus Logic, Inc. *	44,364	3,691
Credo Technology Group Holding, Ltd. *	154,728	3,012
DoubleVerify Holdings, Inc. *	95,238	3,503
Fabrinet *	51,408	9,784
Five9, Inc. *	42,963	3,381
FormFactor, Inc. *	68,871	2,873
Grid Dynamics Holdings, Inc. *	271,461	3,619
Guidewire Software, Inc. *	46,074	5,024
Insight Enterprises, Inc. *	44,019	7,800
Intapp, Inc. *	115,866	4,405
Littelfuse, Inc.	11,123	2,976
MKS Instruments, Inc.	48,921	5,032
Novanta, Inc. *	35,860	6,039
Onto Innovation, Inc. *	39,491	6,038
Perficient, Inc. *	67,425	4,438
Power Integrations, Inc.	72,298	5,936
PowerSchool Holdings, Inc. *	197,160	4,645
Rambus, Inc. *	75,008	5,119
Rapid7, Inc. *	36,687	2,095
Sprinklr, Inc. *	185,577	2,234
Sprout Social, Inc. *	88,913	5,463
SPS Commerce, Inc. *	28,583	5,540
Squarespace, Inc. *	184,040	6,075
Super Micro Computer, Inc. *	12,748	3,624
Varonis Systems, Inc. *	99,995	4,528

Common Stocks (98.1%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Workiva, Inc. *	34,284	3,481

Total		159,224

Materials (4.2%)
Axalta Coating Systems, Ltd. *	178,735	6,072
Cabot Corp.	107,989	9,017
FMC Corp.	43,020	2,712
Livent Corp. *	323,737	5,821
Louisiana-Pacific Corp.	77,981	5,523

Total		29,145

Real Estate (1.6%)
Phillips Edison & Co., Inc.	167,831	6,122
Ryman Hospitality
Properties, Inc.	43,590	4,798

Total		10,920

Total Common Stocks (Cost: $561,475)		673,616

Investment Companies (1.4%)
Investment Companies (1.4%)
iShares Russell 2000 Growth ETF	38,666	9,752

Total		9,752

Total Investment Companies (Cost: $8,710)		9,752

Total Investments (99.5%) (Cost: $570,185)@		683,368

Other Assets, Less Liabilities (0.5%)		3,301

Net Assets (100.0%)		686,669

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $574,567 and the net unrealized appreciation of investments based on that cost was $108,801 which is comprised of $133,025 aggregate gross unrealized appreciation and $24,224 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$673,616	$—	$—
Investment Companies	9,752	—	—

Total Assets:	$683,368	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$438 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”), has engaged Northern Trust Investments, Inc. (“Northern Trust”) to act as sub-adviser for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures to help achieve full replication.

MARKET OVERVIEW

The U.S. equity market climbed a wall of worry in 2023 - stock prices jumped double digits despite a year filled with extraordinary events that had the potential to give any investor pause, including the Silicon Valley Bank crisis, U.S. debt default fears, as well as geopolitical tensions in the Middle East. In the end, investors focused on the U.S.’s resilient economic growth, rapidly declining inflation reports, and the widely held expectation late in the year that the U.S. Federal Reserve would prove successful in soft landing the economy in 2024.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 26.29%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 16.44% and 16.05%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned 5.53%, while the Bloomberg® U.S. Corporate High Yield Index returned 13.45%.

PORTFOLIO RESULTS

The Portfolio delivered a total return of 15.76% for the twelve months ending December 31, 2023, trailing the S&P 600® Index (the “Index”), which posted a return of 16.05%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with stock index futures contracts.

The Industrials, Consumer Discretionary and Information Technology sectors were significant contributors to the Portfolio’s return over the reporting period. Strength in the Industrials sector was driven by the machinery industry, which benefited from the incorporation of major advances in technology to improve productivity gains leading to lower operating costs. The building products industry contributed as rising home prices increased the need for new construction. Similarly, the Consumer Discretionary sector advanced, driven by homebuilding stocks. Construction of new homes continued at a brisk pace despite slower home sales and higher interest rates, reflecting the ongoing shortage of new homes in the U.S. real estate market. The Information Technology sector also contributed meaningfully, benefiting from better-than-expected earnings growth, investor enthusiasm for corporate cost-cutting and optimism that artificial intelligence (AI) could lead to strong growth opportunities in technology and technology-related companies.

The Real Estate, Materials and Financials sectors also contributed meaningfully to the Portfolio’s return. Real Estate was buoyed by increasing expectations for monetary policy easing as lower financing costs provide support to real estate prices. The Materials sector was supported by the mineral and mining industry which benefited as the shift to renewable energy increased demand for metals used in the transition, particularly those needed for electric batteries. The Financials sector benefited from performance in the insurance industry as higher interest rates raised revenues on their bond holdings.

The Utilities sector detracted modestly from the Portfolio’s return for the reporting period. The Utilities sector is generally seen as a more defensive sector, typically benefiting from lower volatility returns and consistent dividend payments. However, as higher monetary policy rates pushed longer-dated U.S. Treasury yields to 15-year highs, investors favored the higher yields of these government-issued securities.

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	15.76%	10.66%	8.29%
S&P SmallCap 600® Index	16.05%	11.04%	8.66%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Cytokinetics, Inc.	0.7%

e.l.f. Beauty, Inc.	0.7%

SPS Commerce, Inc.	0.6%

Fabrinet	0.6%

Applied Industrial Technologies, Inc.	0.6%

Meritage Homes Corp.	0.6%

Ensign Group, Inc.	0.6%

Allegheny Technologies, Inc.	0.5%

Mueller Industries, Inc.	0.5%

SolarEdge Technologies, Inc.	0.5%

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	18.3%

Industrials	17.4%

Consumer Discretionary	14.8%

Information Technology	12.3%

Health Care	10.4%

Real Estate	7.5%

Materials	5.6%

Consumer Staples	4.4%

Energy	4.2%

Communication Services	2.8%

Utilities	2.0%

Short-Term Investments & Other Net Assets	0.3%

Governments	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Communication Services (2.8%)
AMC Networks, Inc. - Class A *	11,440	215
ATN International, Inc.	3,966	154
CarGurus, Inc. *	32,482	785
Cars.com, Inc. *	23,348	443
Cinemark Holdings, Inc. *	40,209	566
Cogent Communications Holdings, Inc.	16,403	1,248
Consolidated Communications Holdings, Inc. *	28,248	123
DISH Network Corp. - Class A *	94,222	544
The E.W. Scripps Co. - Class A *	22,495	180
EchoStar Corp. *	12,555	208
Gogo, Inc. *	23,652	239
John Wiley & Sons, Inc. - Class A	16,101	511
Lumen Technologies, Inc. *	382,380	700
Madison Square Garden Sports Corp. *	6,325	1,150
The Marcus Corp.	9,308	136
QuinStreet, Inc. *	19,631	252
Scholastic Corp.	10,347	390
Shenandoah Telecommunications Co.	19,045	412
Shutterstock, Inc.	9,070	438
TechTarget, Inc. *	9,793	341
Telephone and Data Systems, Inc.	37,488	688
Thryv Holdings, Inc. *	11,663	237
TripAdvisor, Inc. *	40,981	882
Yelp, Inc. *	25,957	1,229

Total		12,071

Consumer Discretionary (14.8%)
Abercrombie & Fitch Co. - Class A *	19,087	1,684
Academy Sports & Outdoors, Inc.	28,251	1,865
Adtalem Global Education, Inc. *	15,095	890
Advance Auto Parts, Inc.	22,541	1,376
American Axle & Manufacturing Holdings, Inc. *	44,360	391
American Eagle Outfitters, Inc.	70,362	1,489

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
America’s Car-Mart, Inc. *	2,202	167
Asbury Automotive Group, Inc. *	7,800	1,755
BJ’s Restaurants, Inc. *	8,806	317
Bloomin’ Brands, Inc.	32,904	926
Boot Barn Holdings, Inc. *	11,484	881
Brinker International, Inc. *	16,747	723
The Buckle, Inc.	11,275	536
Caleres, Inc.	12,659	389
Callaway Golf Co. *	53,853	772
Cavco Industries, Inc. *	2,935	1,017
Century Communities, Inc.	10,714	976
The Cheesecake Factory, Inc.	17,701	620
Chico’s FAS, Inc. *	46,792	355
Chuy’s Holdings, Inc. *	6,574	251
Cracker Barrel Old Country Store, Inc.	8,398	647
Dana Holding Corp.	48,690	711
Dave & Buster’s Entertainment, Inc. *	13,023	701
Designer Brands, Inc.	16,616	147
Dine Brands Global, Inc.	5,893	293
Dorman Products, Inc. *	10,741	896
Ethan Allen Interiors, Inc.	8,740	279
Foot Locker, Inc.	31,049	967
Frontdoor, Inc. *	30,181	1,063
Gentherm, Inc. *	12,430	651
G-III Apparel Group, Ltd. *	15,423	524
Golden Entertainment, Inc.	8,132	325
Green Brick Partners, Inc. *	9,632	500
Group 1 Automotive, Inc.	5,240	1,597
Guess?, Inc.	10,454	241
Hanesbrands, Inc. *	132,668	592
Haverty Furniture Cos., Inc.	5,144	183
Hibbett, Inc.	4,697	338
Installed Building Products, Inc.	8,938	1,634
iRobot Corp. *	10,566	409
Jack in the Box, Inc.	7,622	622
Kohl’s Corp.	41,953	1,203
Kontoor Brands, Inc.	18,951	1,183
La-Z-Boy, Inc.	16,312	602

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
LCI Industries	9,598	1,207
Leslie’s, Inc. *	69,744	482
LGI Homes, Inc. *	7,771	1,035
M.D.C. Holdings, Inc.	22,638	1,251
M/I Homes, Inc. *	10,557	1,454
MarineMax, Inc. *	7,633	297
Meritage Homes Corp.	13,937	2,428
Mister Car Wash, Inc. *	34,695	300
Monarch Casino & Resort, Inc.	5,056	350
Monro, Inc.	11,913	349
Movado Group, Inc.	5,947	179
National Vision Holdings, Inc. *	29,657	621
Newell Brands, Inc.	144,426	1,254
The ODP Corp. *	12,604	710
Oxford Industries, Inc.	5,564	556
Papa John’s International, Inc.	12,417	946
Patrick Industries, Inc.	7,881	791
Perdoceo Education Corp.	24,895	437
PHINIA Inc.	17,696	536
Rent-A-Center, Inc.	16,874	573
Sabre Corp. *	143,848	633
Sally Beauty Holdings, Inc. *	40,842	542
Shake Shack, Inc. - Class A *	14,213	1,053
Shoe Carnival, Inc.	6,915	209
Signet Jewelers, Ltd.	17,013	1,825
Six Flags Entertainment Corp. *	27,233	683
Sonic Automotive, Inc. - Class A	5,633	317
Sonos, Inc. *	48,613	833
Standard Motor Products, Inc.	7,077	282
Steven Madden, Ltd.	26,579	1,116
Strategic Education, Inc.	8,328	769
Stride, Inc. *	15,065	894
Sturm, Ruger & Co., Inc.	6,712	305
TRI Pointe Homes, Inc. *	36,780	1,302
Urban Outfitters, Inc. *	21,451	766
Victoria’s Secret & Co. *	29,289	777
Vista Outdoor, Inc. *	22,008	651
Winnebago Industries, Inc.	11,331	826
Wolverine World Wide, Inc.	30,448	271

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Consumer Discretionary continued
Worthington Enterprises, Inc.	11,553	665
XPEL, Inc. *	8,064	434

Total		64,597

Consumer Staples (4.4%)
The Andersons, Inc.	12,001	691
B&G Foods, Inc.	29,792	313
Calavo Growers, Inc.	6,810	200
Cal-Maine Foods, Inc.	15,402	884
Central Garden & Pet Co. *	3,651	183
Central Garden & Pet Co. - Class A *	15,485	682
The Chefs’ Warehouse, Inc. *	13,381	394
e.l.f. Beauty, Inc. *	20,923	3,020
Edgewell Personal Care Co.	19,243	705
Energizer Holdings, Inc.	25,193	798
Fresh Del Monte Produce, Inc.	12,899	339
The Hain Celestial Group, Inc. *	34,250	375
Inter Parfums, Inc.	6,788	978
J & J Snack Foods Corp.	5,848	978
John B. Sanfilippo & Son, Inc.	3,430	353
Medifast, Inc.	4,127	277
MGP Ingredients, Inc.	5,924	584
National Beverage Corp. *	8,848	440
Nu Skin Enterprises, Inc.	18,714	363
PriceSmart, Inc.	9,487	719
The Simply Good Foods Co. *	34,354	1,360
SpartanNash Co.	13,107	301
Tootsie Roll Industries, Inc.	6,540	217
TreeHouse Foods, Inc. *	19,067	790
United Natural Foods, Inc. *	22,439	364
Universal Corp.	9,304	626
USANA Health Sciences, Inc. *	4,202	225
Vector Group, Ltd.	50,219	567
WD-40 Co.	5,138	1,228
WK Kellogg Co.	25,232	332

Total		19,286

Energy (4.2%)
Archrock, Inc.	52,037	801
Bristow Group, Inc. *	9,169	259
California Resources Corp.	24,453	1,337
Callon Petroleum Co. *	21,071	683

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Energy continued
Comstock Resources, Inc.	35,189	311
CONSOL Energy, Inc.	10,580	1,064
Core Laboratories, Inc.	17,873	316
CVR Energy, Inc.	11,053	335
Dorian LPG, Ltd.	12,913	567
Dril-Quip, Inc. *	13,087	305
Green Plains, Inc. *	22,559	569
Helix Energy Solutions Group, Inc. *	53,674	552
Helmerich & Payne, Inc.	37,674	1,365
Liberty Energy, Inc.	58,149	1,055
Nabors Industries, Ltd. *	3,371	275
Northern Oil and Gas, Inc.	34,594	1,282
Oceaneering International, Inc. *	38,168	812
Oil States International, Inc. *	24,473	166
Par Pacific Holdings, Inc. *	21,098	767
Patterson-UTI Energy, Inc.	121,779	1,315
ProPetro Holding Corp. *	32,132	269
REX American Resources Corp. *	5,793	274
RPC, Inc.	32,600	237
SM Energy Co.	44,099	1,708
Talos Energy, Inc. *	38,106	542
US Silica Holdings, Inc. *	29,231	331
Vital Energy, Inc. *	9,396	427
World Fuel Services Corp.	22,816	520

Total		18,444

Financials (18.3%)
Ambac Financial Group, Inc. *	17,126	282
American Equity Investment Life Holding Co. *	23,685	1,322
Ameris Bancorp	24,602	1,305
AMERISAFE, Inc.	7,267	340
Apollo Commercial Real Estate Finance, Inc.	49,264	578
Arbor Realty Trust, Inc.	71,418	1,084
ARMOUR Residential REIT, Inc.	18,573	359
Artisan Partners Asset Management, Inc.	25,952	1,147
Assured Guaranty, Ltd.	20,606	1,542
Atlantic Union Bankshares Corp.	28,428	1,039
Axos Financial, Inc. *	19,474	1,063
B. Riley Financial, Inc.	6,388	134

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Financials continued
Banc of California, Inc.	49,553	666
BancFirst Corp.	5,490	534
The Bancorp, Inc. *	20,337	784
Bank of Hawaii Corp.	15,066	1,092
BankUnited, Inc.	28,201	915
Banner Corp.	13,009	697
Berkshire Hills Bancorp, Inc.	16,236	403
Blackstone Mortgage Trust, Inc.	65,320	1,389
Brightsphere Investment Group, Inc.	12,400	238
Brookline Bancorp, Inc.	33,646	367
Capitol Federal Financial, Inc.	47,883	309
Cathay General Bancorp	27,523	1,227
Central Pacific Financial Corp.	10,356	204
City Holding Co.	5,616	619
Community Bank System, Inc.	20,231	1,054
Customers Bancorp, Inc. *	10,716	617
CVB Financial Corp.	50,168	1,013
Dime Community Bancshares, Inc.	13,234	356
Donnelley Financial Solutions, Inc. *	9,376	585
Eagle Bancorp, Inc.	11,452	345
Ellington Financial, Inc.	29,742	378
Employers Holdings, Inc.	9,743	384
Encore Capital Group, Inc. *	8,992	456
Enova International, Inc. *	11,320	627
EVERTEC, Inc.	24,944	1,021
EZCORP, Inc. - Class A *	19,947	174
FB Financial Corp.	13,309	530
First Bancorp	80,949	1,652
First Commonwealth Financial Corp.	38,670	597
First Financial Bancorp	36,033	856
First Hawaiian, Inc.	48,348	1,105
Franklin BSP Realty Trust, Inc.	31,103	420
Fulton Financial Corp.	62,215	1,024
Genworth Financial, Inc. - Class A *	170,949	1,142
Goosehead Insurance, Inc. *	9,269	703
Green Dot Corp. - Class A *	17,234	171
Hanmi Financial Corp.	11,673	226

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Financials continued
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	42,139	1,162
HCI Group, Inc.	2,302	201
Heritage Financial Corp.	13,423	287
Hilltop Holdings, Inc.	17,529	617
Hope Bancorp, Inc.	45,469	549
Horace Mann Educators Corp.	15,473	506
Independent Bank Corp.	16,620	1,094
Independent Bank Group, Inc.	13,610	693
Jackson Financial, Inc.	26,820	1,373
KKR Real Estate Finance Trust, Inc.	22,237	294
Lakeland Financial Corp.	9,637	628
Lincoln National Corp.	64,317	1,735
Mercury General Corp.	10,074	376
Meta Financial Group, Inc.	9,922	525
Moelis & Co.	25,266	1,418
Mr. Cooper Group, Inc. *	24,962	1,626
National Bank Holding Corp. - Class A	14,304	532
Navient Corp.	32,066	597
NBT Bancorp, Inc.	17,839	748
NCR Atleos Corp. *	25,362	616
New York Mortgage Trust, Inc.	34,363	293
NMI Holdings, Inc. - Class A *	30,736	912
Northfield Bancorp, Inc.	15,167	191
Northwest Bancshares, Inc.	48,101	600
OFG Bancorp	17,823	668
Pacific Premier Bancorp, Inc.	36,339	1,058
Palomar Holdings, Inc. *	9,376	520
Park National Corp.	5,434	722
Payoneer Global, Inc. *	99,021	516
PennyMac Mortgage Investment Trust	32,885	492
Piper Sandler Cos.	5,701	997
PJT Partners, Inc. - Class A	8,452	861
PRA Group, Inc. *	15,026	394
Preferred Bank	4,731	346
ProAssurance Corp.	19,319	266
PROG Holdings, Inc. *	16,950	524
Provident Financial Services, Inc.	28,590	516
Radian Group, Inc.	58,050	1,657
Ready Capital Corp.	60,012	615

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Financials continued
Redwood Trust, Inc.	44,968	333
Renasant Corp.	21,267	716
S&T Bancorp, Inc.	14,475	484
Safety Insurance Group, Inc.	5,605	426
Seacoast Banking Corp. of Florida	32,275	919
ServisFirst Bancshares, Inc.	18,570	1,237
Simmons First National Corp. - Class A	47,422	941
SiriusPoint, Ltd. *	34,412	399
Southside Bancshares, Inc.	10,862	340
Stellar Bancorp, Inc.	17,764	495
Stewart Information Services Corp.	10,371	609
StoneX Group, Inc. *	10,167	751
Tompkins Financial Corp.	4,787	288
Triumph Financial, Inc. *	8,210	658
Trupanion, Inc. *	13,622	416
TrustCo Bank Corp.	7,290	226
Trustmark Corp.	23,138	645
Two Harbors Investment Corp.	36,447	508
United Community Banks, Inc.	45,100	1,320
United Fire Group, Inc.	8,115	163
Veritex Holdings, Inc.	20,772	483
Virtus Investment Partners, Inc.	2,559	619
Walker & Dunlop, Inc.	12,678	1,407
Washington Federal, Inc.	24,524	808
Westamerica Bancorporation	10,093	569
WisdomTree Investments, Inc.	41,820	290
World Acceptance Corp. *	1,295	169
WSFS Financial Corp.	23,012	1,057

Total		80,076

Health Care (10.4%)
AdaptHealth LLC *	31,269	228
Addus HomeCare Corp. *	6,146	571
Agiliti, Inc. *	13,407	106
Alkermes PLC *	63,246	1,754
Allscripts Healthcare Solutions, Inc. *	41,402	434
AMN Healthcare Services, Inc. *	14,324	1,073
Amphastar Pharmaceuticals, Inc. *	14,164	876
ANI Pharmaceuticals, Inc. *	5,713	315

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Health Care continued
Apollo Medical Holdings, Inc. *	15,749	603
Arcus Biosciences, Inc. *	20,536	392
Artivion, Inc. *	14,929	267
Avanos Medical, Inc. *	17,736	398
BioLife Solutions, Inc. *	13,154	214
Catalyst Pharmaceuticals, Inc. *	37,980	638
Certara, Inc. *	40,597	714
Collegium Pharmaceutical, Inc. *	12,357	380
CONMED Corp.	11,658	1,277
Corcept Therapeutics, Inc. *	34,203	1,111
CorVel Corp. *	3,437	850
Cross Country Healthcare, Inc. *	12,525	284
Cytek Biosciences, Inc. *	37,508	342
Cytokinetics, Inc. *	37,164	3,103
Dynavax Technologies Corp. *	48,978	685
Embecta Corp.	21,756	412
Enhabit, Inc. *	19,183	199
Ensign Group, Inc.	21,401	2,401
Fortrea Holdings, Inc. *	33,656	1,175
Fulgent Genetics, Inc. *	7,637	221
Glaukos Corp. *	18,468	1,468
Harmony Biosciences Holdings, Inc. *	12,432	402
HealthStream, Inc.	9,069	245
ICU Medical, Inc. *	7,686	767
Innoviva, Inc. *	21,349	342
Integer Holdings Corp. *	12,633	1,252
Ironwood Pharmaceuticals, Inc. *	52,038	595
LeMaitre Vascular, Inc.	7,510	426
Ligand Pharmaceuticals, Inc. - Class B *	6,248	446
MEDNAX, Inc. *	31,359	292
Merit Medical Systems, Inc. *	21,891	1,663
Mesa Laboratories, Inc.	1,949	204
ModivCare, Inc. *	4,723	208
Myriad Genetics, Inc. *	33,603	643
National HealthCare Corp.	5,110	472
NeoGenomics, Inc. *	48,315	782
OmniAb, Inc. - 12.50 Earnout Consideration *,Æ	2,585	2

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Health Care continued
OmniAb, Inc. - 15.00 Earnout Consideration *,Æ	2,585	2
Omnicell, Inc. *	17,313	651
OraSure Technologies, Inc. *	27,852	228
Organon & Co.	96,872	1,397
Owens & Minor, Inc. *	28,997	559
Pacira Biosciences, Inc. *	17,597	594
Phibro Animal Health Corp. - Class A	7,553	87
Premier, Inc. - Class A	45,355	1,014
Prestige Consumer Healthcare, Inc. *	18,802	1,151
Privia Health Group, Inc. *	38,937	897
RadNet, Inc. *	22,906	796
REGENXBIO, Inc. *	15,334	275
Schrodinger, Inc. *	20,734	742
Select Medical Holdings Corp.	39,793	935
Simulations Plus, Inc.	6,029	270
STAAR Surgical Co. *	18,571	580
Supernus Pharmaceuticals, Inc. *	20,694	599
Tandem Diabetes Care, Inc. *	24,668	730
UFP Technologies, Inc. *	2,664	458
US Physical Therapy, Inc.	5,681	529
Varex Imaging Corp. *	15,473	317
Vericel Corp. *	18,084	644
Vir Biotechnology, Inc. *	32,890	331
Xencor, Inc. *	23,199	492

Total		45,510

Industrials (17.4%)
3D Systems Corp. *	50,575	321
AAON, Inc.	25,561	1,888
AAR Corp. *	12,724	794
ABM Industries, Inc.	24,842	1,114
Aerovironment, Inc. *	9,965	1,256
Alamo Group, Inc.	3,914	823
Alaska Air Group, Inc. *	48,541	1,897
Albany International Corp. - Class A	11,821	1,161
Allegiant Travel Co.	5,719	472
American Woodmark Corp. *	6,223	578
Apogee Enterprises, Inc.	8,356	446
Applied Industrial Technologies, Inc.	14,692	2,537
ArcBest Corp.	8,969	1,078
Arcosa, Inc.	18,481	1,527
Armstrong World Industries, Inc.	16,745	1,646

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Astec Industries, Inc.	8,706	324
AZZ, Inc.	9,504	552
Barnes Group, Inc.	19,206	627
Boise Cascade Co.	15,006	1,941
Brady Corp. - Class A	16,994	997
CoreCivic, Inc. *	43,062	626
CSG Systems International, Inc.	10,766	573
Deluxe Corp.	16,701	358
DXP Enterprises, Inc. *	5,025	169
Dycom Industries, Inc. *	11,118	1,280
Encore Wire Corp.	5,979	1,277
Enerpac Tool Group Corp.	20,591	640
EnPro Industries, Inc.	7,923	1,242
ESCO Technologies, Inc.	9,770	1,143
Federal Signal Corp.	23,093	1,772
Forrester Research, Inc. *	4,413	118
Forward Air Corp.	9,727	612
Franklin Electric Co., Inc.	15,035	1,453
The GEO Group, Inc. *	46,258	501
Gibraltar Industries, Inc. *	11,533	911
GMS, Inc. *	15,385	1,268
Granite Construction, Inc.	16,649	847
The Greenbrier Cos., Inc.	11,826	523
Griffon Corp.	15,522	946
Harsco Corp. *	30,538	275
Hayward Holdings, Inc. *	47,785	650
Healthcare Services Group, Inc. *	27,987	290
Heartland Express, Inc.	17,331	247
Heidrick & Struggles International, Inc.	7,555	223
Hillenbrand, Inc.	26,498	1,268
HNI Corp.	17,658	739
Hub Group, Inc. - Class A *	11,823	1,087
Insteel Industries, Inc.	7,355	282
Interface, Inc.	22,252	281
JetBlue Airways Corp. *	126,342	701
John Bean Technologies Corp.	12,068	1,200
Kaman Corp.	10,671	256
KAR Auction Services, Inc. *	40,937	606
Kelly Services, Inc. - Class A	12,111	262
Kennametal, Inc.	30,143	777
Korn Ferry	19,982	1,186
Lindsay Corp.	4,172	539

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Liquidity Services, Inc. *	8,584	148
Marten Transport, Ltd.	21,877	459
Masterbrand, Inc. *	48,042	713
Matson, Inc.	13,242	1,451
Matthews International Corp. - Class A	11,551	423
Mercury Systems, Inc. *	19,771	723
MillerKnoll, Inc.	27,854	743
Moog, Inc. - Class A	10,899	1,578
Mueller Industries, Inc.	43,032	2,029
MYR Group, Inc. *	6,333	916
National Presto Industries, Inc.	2,011	161
NOW, Inc. *	40,287	456
NV5 Global, Inc. *	4,819	536
PGT Innovations, Inc. *	21,621	880
Pitney Bowes, Inc.	58,655	258
Powell Industries, Inc.	3,497	309
Proto Labs, Inc. *	9,773	381
Quanex Building Products Corp.	12,618	386
Resideo Technologies, Inc. *	55,333	1,041
Resources Connection, Inc.	12,042	171
Rush Enterprises, Inc.	23,350	1,175
RXO, Inc. *	44,348	1,032
SkyWest, Inc. *	15,519	810
SPX Technologies, Inc. *	17,302	1,748
Standex International Corp.	4,537	719
Sun Country Airlines Holdings, Inc. *	14,774	232
SunPower Corp. *	32,871	159
Tennant Co.	7,116	660
Titan International, Inc. *	19,172	285
Trinity Industries, Inc.	31,023	825
Triumph Group, Inc. *	29,375	487
TrueBlue, Inc. *	11,874	182
TTEC Holdings, Inc.	7,265	157
UniFirst Corp.	5,727	1,048
Verra Mobility Corp. *	63,049	1,452
Vestis Corp.	49,555	1,048
Viad Corp. *	7,907	286
Vicor Corp. *	8,591	386
Wabash National Corp.	17,462	447

Total		76,007

Information Technology (12.3%)
A10 Networks, Inc.	26,419	348
ACI Worldwide, Inc. *	41,213	1,261
Adeia, Inc.	40,880	506
Adtran Holdings, Inc.	27,101	199
Advanced Energy
Industries, Inc.	14,132	1,539

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Agilysys, Inc. *	7,694	653
Alarm.com Holdings, Inc. *	18,951	1,225
Alliance Data Systems Corp.	18,697	616
Alpha & Omega Semiconductor, Ltd. *	8,578	224
Arlo Technologies, Inc. *	36,014	343
Axcelis Technologies, Inc. *	12,412	1,610
Badger Meter, Inc.	11,124	1,717
Benchmark Electronics, Inc.	13,506	373
Cerence, Inc. *	15,447	304
CEVA, Inc. *	9,050	206
Cohu, Inc. *	17,986	637
Consensus Cloud Solutions, Inc. *	6,753	177
Corsair Gaming, Inc. *	16,318	230
CTS Corp.	11,804	516
Digi International, Inc. *	13,631	354
Digital Turbine, Inc. *	34,643	238
Diodes, Inc. *	17,407	1,402
DoubleVerify Holdings, Inc. *	52,841	1,943
DXC Technology Co. *	73,400	1,679
Envestnet, Inc. *	18,854	934
ePlus, Inc. *	10,209	815
Extreme Networks, Inc. *	49,128	867
Fabrinet *	13,771	2,621
FormFactor, Inc. *	29,500	1,230
Harmonic, Inc. *	42,520	554
Ichor Holdings, Ltd. *	11,201	377
Insight Enterprises, Inc. *	10,495	1,860
InterDigital, Inc.	9,742	1,057
Itron, Inc. *	17,243	1,302
Knowles Corp. *	34,192	612
Kulicke and Soffa Industries, Inc.	21,394	1,171
LiveRamp Holdings, Inc. *	24,834	941
MaxLinear, Inc. - Class A *	28,230	671
Methode Electronics, Inc. - Class A	13,646	310
N-able, Inc. *	26,348	349
NCR Voyix Corp. *	50,678	857
NetScout Systems, Inc. *	26,909	591
OSI Systems, Inc. *	5,923	764
PC Connection, Inc.	4,326	291
PDF Solutions, Inc. *	11,679	375
Perficient, Inc. *	13,181	868
Photronics, Inc. *	23,694	743
Plexus Corp. *	10,415	1,126

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Progress Software Corp.	16,518	897
Rogers Corp. *	6,350	839
Sanmina Corp. *	21,688	1,114
ScanSource, Inc. *	9,539	378
Semtech Corp. *	24,322	533
SiTime Corp. *	6,548	799
SMART Global Holdings, Inc. *	19,676	372
SolarEdge Technologies, Inc. *	21,533	2,015
SPS Commerce, Inc. *	13,913	2,697
TTM Technologies, Inc. *	38,731	612
Ultra Clean Holdings, Inc. *	17,116	584
Veeco Instruments, Inc. *	21,342	662
ViaSat, Inc. *	28,317	791
Viavi Solutions, Inc. *	84,277	849
Xerox Holdings Corp.	42,838	785
Xperi, Inc. *	16,580	183

Total		53,696

Materials (5.6%)
AdvanSix, Inc.	10,207	306
Allegheny Technologies, Inc. *	48,362	2,199
Alpha Metallurgical Resources, Inc.	4,482	1,519
Balchem Corp.	12,221	1,818
Carpenter Technology Corp.	18,691	1,323
Century Aluminum Co. *	19,804	240
Clearwater Paper Corp. *	6,277	227
Compass Minerals International, Inc.	12,788	324
H.B. Fuller Co.	20,477	1,667
Hawkins, Inc.	7,169	505
Haynes International, Inc.	4,873	278
Ingevity Corp. *	12,771	603
Innospec, Inc.	9,423	1,161
Kaiser Aluminum Corp.	6,131	436
Koppers Holdings, Inc.	7,889	404
Materion Corp.	7,821	1,018
Mercer International, Inc.	16,814	159
Minerals Technologies, Inc.	12,333	879
Myers Industries, Inc.	14,094	276
O-I Glass, Inc. *	58,774	963
Olympic Steel, Inc.	3,713	248
Quaker Chemical Corp.	5,249	1,120
Schweitzer-Mauduit International, Inc.	20,540	315
Sealed Air Corp.	54,752	2,000

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Materials continued
Sensient Technologies Corp.	16,013	1,057
Stepan Co.	8,053	761
SunCoke Energy, Inc.	31,743	341
Sylvamo Corp.	13,387	657
TimkenSteel Corp. *	14,556	341
Warrior Met Coal, Inc.	19,718	1,202
Worthington Steel, Inc. *	11,547	325

Total		24,672

Real Estate (7.5%)
Acadia Realty Trust	36,131	614
Alexander & Baldwin, Inc.	27,466	522
American Assets Trust, Inc.	18,412	414
Apple Hospitality REIT, Inc.	80,673	1,340
Armada Hoffler Properties, Inc.	25,550	316
Brandywine Realty Trust	65,905	356
CareTrust REIT, Inc.	45,155	1,011
Centerspace	5,725	333
Chatham Lodging Trust	18,414	197
Community Healthcare Trust, Inc.	9,612	256
Cushman & Wakefield PLC *	63,751	689
DiamondRock Hospitality Co.	79,472	746
Douglas Emmett, Inc.	63,198	916
Easterly Government Properties, Inc.	35,780	481
Elme Communities Real Estate Investment Trust	33,279	486
Essential Properties Realty Trust, Inc.	59,163	1,512
eXp World Holdings, Inc.	29,151	452
Four Corners Property Trust, Inc.	34,335	869
Getty Realty Corp.	18,178	531
Global Net Lease, Inc.	74,076	737
Highwoods Properties, Inc.	40,059	920
Hudson Pacific Properties, Inc.	48,079	448
Innovative Industrial Properties, Inc.	10,629	1,072
iStar, Inc.	16,970	397
JBG SMITH Properties	33,003	561
Kennedy-Wilson Holdings, Inc.	44,907	556
LTC Properties, Inc.	15,689	504
LXP Industrial Trust	110,912	1,100
The Macerich Co.	81,669	1,260

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.7%)	Shares/ Par +	Value $ (000’s)
Real Estate continued
Marcus & Millichap, Inc.	9,130	399
NexPoint Residential Trust, Inc.	8,658	298
OUTFRONT Media, Inc.	55,057	769
Pebblebrook Hotel Trust	45,684	730
Phillips Edison & Co., Inc.	45,340	1,654
Realogy Holdings Corp. *	42,306	343
Retail Opportunity Investments Corp.	47,763	670
Saul Centers, Inc.	4,952	194
Service Properties Trust	62,838	537
SITE Centers Corp.	68,242	930
SL Green Realty Corp.	24,416	1,103
The St. Joe Co.	13,500	812
Summit Hotel Properties, Inc.	40,725	274
Sunstone Hotel Investors, Inc.	77,871	836
Tanger Factory Outlet Centers, Inc.	39,940	1,107
Uniti Group, Inc.	90,474	523
Universal Health Realty Income Trust	4,799	208
Urban Edge Properties	44,590	816
Veris Residential, Inc.	30,411	478
Whitestone REIT	17,591	216
Xenia Hotels & Resorts, Inc.	40,200	548

Total		33,041

Utilities (2.0%)
American States Water Co.	14,010	1,127
Avista Corp.	29,294	1,047
California Water Service Group	21,866	1,134
Chesapeake Utilities Corp.	8,204	867
Clearway Energy, Inc.	44,469	1,195
Middlesex Water Co.	6,793	446
Northwest Natural Holding Co.	13,913	542
Otter Trail Corp.	15,808	1,343
SJW Group	11,004	719
Unitil Corp.	6,153	323

Total		8,743

Total Common Stocks
(Cost: $360,458)		436,143

Short-Term Investments (0.0%)	Shares/ Par +	Value $ (000’s)
Governments (0.0%)
US Treasury 0.000%, 4/11/24 ß	140,000	138

Total		138

Total Short-Term Investments
(Cost: $138)		138

Total Investments (99.7%)
(Cost: $360,596)@		436,281

Other Assets, Less
Liabilities (0.3%)		1,265

Net Assets (100.0%)		437,546

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini Russell 2000 Index Futures	Long	USD	1	11	3/24	$1,126	$52	$(45)
E-Mini S&P MidCap 400 Future	Long	USD	–π	1	3/24	281	(3)	(36)

							$49	$(81)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s) Options
	Swaps	Futures	Total	Swaps	Futures	Total
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$(81)	$(81)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
Æ	Security valued using significant unobservable inputs.
ß	Part or all of the security has been pledged as collateral.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $361,602 and the net unrealized appreciation of investments based on that cost was $74,728 which is comprised of $114,897 aggregate gross unrealized appreciation and $40,169 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Health Care	$45,506	$—	$4
All Others	390,633	—	—
Other Financial Instruments^
Futures	52	—	—
Short-Term Investments	—	138	—

Total Assets:	$436,191	$138	$4

Liabilities:
Other Financial Instruments^
Futures	(3)	—	—

Total Liabilities:	$(3)	$—	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2023.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$576 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Investment Management, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

U.S. equities posted strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March; uncertainty about the debt ceiling; geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October; and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to a range of 5.25% – 5.50%. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three, quarter-point interest rate cuts in 2024.

PORTFOLIO RESULTS

The Portfolio returned 13.85% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 14.65%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

The Consumer Discretionary sector was a significant detractor from the Portfolio’s relative return for the reporting period, driven by adverse stock choices. Marriott Vacations Worldwide Corporation is a large, U.S.-based vacation ownership and timeshare exchange company with an attractive property portfolio across multiple countries and brands. Shares fell in summer 2023 after a disappointing quarter, reflecting challenges in rolling out new initiatives and with some brand conversions. Later in the year, shares were pressured again as default rates in the loan portfolio were higher than expected, raising concerns about whether this was a guidance issue or a warning sign for the consumer. Stock selection in the Energy and Industrials sectors and the business services industry also weighed on relative performance.

On the upside, the Healthcare sector contributed significantly to the Portfolio’s relative performance, due to strong stock choices. Karuna Therapeutics, a clinical-stage biopharmaceutical company, advanced late in the period following an announcement that Bristol Myers Squibb Company is expected to acquire the company.

Favorable stock selection in the Materials sector also boosted the Portfolio’s relative performance. Constellium, a manufacturer of refined, downstream aluminum products, rose on the year as the management team began executing a structural shift toward higher margin products while emphasizing deleveraging and capital discipline in the process. The company has benefited from easing inflationary pressures as well as strengthening demand across multiple end markets.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

At the end of 2023, the market reacted quickly and violently to signs inflation was cooling and the Fed telegraphing that it would likely begin reducing rates in 2024. December brought one of the Index’s best months ever and the market has now priced in much of that positive news. We are cautious following the market’s strong year-end move, seeing both the green shoots that drove strong upside, but also areas that could cause the Fed to move more slowly than the market anticipates. We also head into what will likely be a highly contentious election year in the U.S., while geopolitical tensions run high across most of the world. Regardless of what lies ahead, we remain confident in our bottom-up stock selection process and continue to approach our opportunity set with a focus on long-term investment horizons and best-in-class businesses that are trading at attractive valuations.

Small Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	13.85%	9.43%	6.73%
Russell 2000® Value Index	14.65%	10.00%	6.76%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Pinnacle Financial Partners, Inc.	1.7%

PennyMac Financial Services, Inc.	1.6%

Matador Resources Co.	1.6%

BankUnited, Inc.	1.2%

Strategic Education, Inc.	1.2%

Popular, Inc.	1.1%

Meritage Homes Corp.	1.1%

Terreno Realty Corp.	1.1%

Houlihan Lokey, Inc.	1.1%

UFP Industries, Inc.	1.1%

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	27.7%

Industrials	13.6%

Consumer Discretionary	10.9%

Real Estate	9.6%

Health Care	8.9%

Energy	8.1%

Information Technology	6.2%

Materials	4.4%

Utilities	3.8%

Short-Term Investments & Other Net Assets	3.4%

Consumer Staples	2.1%

Communication Services	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Communication Services (1.3%)
Advantage Solutions, Inc. *	347,714	1,259
Frontier Communications Parent, Inc. *	54,300	1,376
The New York Times Co. - Class A	100,600	4,928

Total		7,563

Consumer Discretionary (10.9%)
Abercrombie & Fitch Co. - Class A *	6,900	609
Asbury Automotive Group, Inc. *	16,000	3,600
BJ’s Restaurants, Inc. *	51,620	1,859
Caleres, Inc.	56,700	1,742
Carvana Co. *	20,987	1,111
CAVA Group, Inc. *	104,758	4,502
Chewy, Inc. *	59,600	1,408
Dorman Products, Inc. *	36,720	3,063
Dutch Bros, Inc. *	41,746	1,322
FIGS, Inc. *	314,870	2,188
Floor & Decor Holdings, Inc. *	18,022	2,011
Kohl’s Corp.	38,900	1,116
LCI Industries	23,341	2,934
Marriott Vacations Worldwide Corp.	26,146	2,220
Meritage Homes Corp.	36,794	6,409
Modine Manufacturing Co. *	12,000	716
Monro, Inc.	81,218	2,383
Oxford Industries, Inc.	7,900	790
Papa John’s International, Inc.	52,923	4,034
Peloton Interactive, Inc. *	155,318	946
Pool Corp.	3,409	1,359
Savers Value Village, Inc. *	28,307	492
Skyline Champion Corp. *	18,000	1,337
Steven Madden, Ltd.	109,762	4,610
Strategic Education, Inc.	75,024	6,930
Visteon Corp. *	13,367	1,670
Wyndham Hotels & Resorts, Inc.	19,000	1,528

Total		62,889

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Consumer Staples (2.1%)
Coca-Cola Consolidated, Inc.	2,382	2,211
Nomad Foods, Ltd. *	262,615	4,451
Post Holdings, Inc. *	30,111	2,652
The Simply Good Foods Co. *	68,442	2,710

Total		12,024

Energy (8.1%)
Cactus, Inc.	82,154	3,730
ChampionX Corp.	182,450	5,329
Enerflex, Ltd.	403,900	1,886
Frank’s International NV *	143,200	2,280
Liberty Energy, Inc.	143,592	2,605
Magnolia Oil & Gas Corp.	138,961	2,958
Matador Resources Co.	157,958	8,982
Permian Resources Corp.	203,933	2,773
Range Resources Corp.	163,800	4,986
SM Energy Co.	55,400	2,145
Southwestern Energy Co. *	637,800	4,178
TechnipFMC PLC	226,300	4,558

Total		46,410

Financials (27.7%)
BankUnited, Inc.	215,790	6,998
Cathay General Bancorp	77,300	3,445
Columbia Banking System, Inc.	233,849	6,239
CrossFirst Bankshares, Inc. *	177,654	2,413
Eastern Bankshares, Inc.	401,897	5,707
FB Financial Corp.	131,543	5,242
First American Financial Corp.	43,033	2,773
Green Dot Corp. - Class A *	140,955	1,395
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	164,703	4,543
HarborOne Bancorp, Inc.	219,642	2,631
Home BancShares, Inc.	236,716	5,996
Houlihan Lokey, Inc.	53,423	6,406
James River Group
Holdings, Ltd.	101,026	933

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Financials continued
Live Oak Bancshares, Inc.	132,320	6,021
National Bank Holding Corp. - Class A	124,221	4,620
NerdWallet, Inc. *	88,619	1,304
Origin Bancorp, Inc.	86,002	3,059
PennyMac Financial Services, Inc.	102,147	9,027
PennyMac Mortgage Investment Trust	209,976	3,139
Pinnacle Financial Partners, Inc.	111,322	9,710
Popular, Inc.	79,553	6,529
PRA Group, Inc. *	53,259	1,395
ProAssurance Corp.	163,968	2,261
Prosperity Bancshares, Inc.	9,800	664
Radian Group, Inc.	146,434	4,181
Ryan Specialty Group Holdings, Inc. *	85,315	3,670
Sandy Spring Bancorp, Inc.	105,300	2,868
Selective Insurance Group, Inc.	13,700	1,363
South State Corp.	72,418	6,116
Southern First Bancshares, Inc. *	62,415	2,316
StepStone Group, Inc.	39,850	1,268
Texas Capital Bancshares, Inc. *	70,154	4,534
Towne Bank	159,291	4,740
Veritex Holdings, Inc.	95,997	2,234
Virtus Investment Partners, Inc.	18,015	4,355
Voya Financial, Inc.	25,200	1,839
Walker & Dunlop, Inc.	44,424	4,932
Webster Financial Corp.	76,660	3,891
Western Alliance Bancorp	58,810	3,869
WSFS Financial Corp.	103,328	4,746

Total		159,372

Health Care (8.9%)
Agiliti, Inc. *	163,723	1,297
Alignment Healthcare, Inc. *	197,600	1,701
Apellis Pharmaceuticals, Inc. *	27,255	1,631
Ascendis Pharma A/S *	18,500	2,330
Atrion Corp.	4,717	1,787
Avanos Medical, Inc. *	61,000	1,368
Black Diamond Therapeutics, Inc. *	201,600	567

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Health Care continued
Blueprint Medicines Corp. *	20,650	1,905
Crinetics Pharmaceuticals, Inc. *	24,400	868
CRISPR Therapeutics AG *	20,900	1,308
Cytokinetics, Inc. *	23,300	1,945
Elanco Animal Health, Inc. *	64,339	959
Ensign Group, Inc.	37,358	4,192
Insmed, Inc. *	71,892	2,228
Ionis Pharmaceuticals, Inc. *	56,900	2,879
Karuna Therapeutics, Inc. *	12,805	4,053
Kymera Therapeutics, Inc. *	30,938	788
Lantheus Holdings, Inc. *	36,800	2,282
MacroGenics, Inc. *	124,000	1,193
MoonLake	8,198	495
MultiPlan Corp. *	784,941	1,130
The Pennant Group, Inc. *	94,704	1,318
Phreesia, Inc. *	63,190	1,463
QuidelOrtho Corp. *	43,016	3,170
Select Medical Holdings Corp.	204,783	4,812
Syndax Pharmaceuticals, Inc. *	54,215	1,172
Verve Therapeutics, Inc. *	58,453	815
Xencor, Inc. *	44,296	940
Zentalis Pharmaceuticals, Inc. *	42,509	644

Total		51,240

Industrials (13.6%)
Alamo Group, Inc.	16,735	3,517
Allegiant Travel Co.	34,590	2,857
Arcosa, Inc.	11,086	916
ASGN, Inc. *	11,500	1,106
Beacon Roofing Supply, Inc. *	66,782	5,811
Brady Corp. - Class A	69,025	4,051
Casella Waste Systems, Inc. - Class A *	24,700	2,111
Conduent, Inc. *	371,600	1,356
Crane NXT Co.	16,900	1,997
ESAB Corp.	44,996	3,898
ESCO Technologies, Inc.	22,432	2,625
FTI Consulting, Inc. *	11,439	2,278
Herc Holdings, Inc.	16,800	2,501
John Bean
Technologies Corp.	16,200	1,611

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Industrials continued
Landstar System, Inc.	26,666	5,164
Leonardo DRS, Inc. *	66,966	1,342
McGrath RentCorp	15,571	1,863
Moog, Inc. - Class A	22,600	3,272
MSA Safety, Inc.	12,080	2,039
Parsons Corp. *	57,441	3,602
Paycor HCM, Inc. *	135,008	2,915
RBC Bearings, Inc. *	13,109	3,735
SPX Technologies, Inc. *	20,212	2,042
Stericycle, Inc. *	21,063	1,044
UFP Industries, Inc.	50,049	6,284
UniFirst Corp.	9,000	1,646
Valmont Industries, Inc.	9,467	2,211
WillScot Mobile Mini Holdings Corp. *	21,143	941
Zurn Water Solutions Corp.	119,822	3,524

Total		78,259

Information Technology (6.2%)
Altair Engineering, Inc. - Class A *	7,900	665
Amplitude, Inc. - Class A *	48,100	612
Diodes, Inc. *	15,600	1,256
DoubleVerify Holdings, Inc. *	65,100	2,394
Endava PLC *	17,100	1,331
Entegris, Inc.	7,449	892
Intapp, Inc. *	14,653	557
JFrog, Ltd. *	18,600	644
Lattice Semiconductor Corp. *	19,100	1,318
Littelfuse, Inc.	21,927	5,867
MACOM Technology
Solutions Holdings, Inc. *	38,600	3,588
Mirion Technologies, Inc. *	237,525	2,435
nCino, Inc. *	59,716	2,008
Onto Innovation, Inc. *	22,093	3,378
PAR Technology Corp. *	20,670	900
Viavi Solutions, Inc. *	199,200	2,006
Vishay Intertechnology, Inc.	70,500	1,690
Vontier Corp.	75,700	2,615
Workiva, Inc. *	13,969	1,418

Total		35,574

Materials (4.4%)
Carpenter Technology Corp.	32,736	2,318
Clearwater Paper Corp. *	43,543	1,573
Constellium SE *	247,878	4,948
Element Solutions, Inc.	195,574	4,525
Myers Industries, Inc.	36,017	704

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)
Materials continued
Orion Engineered Carbons SA	108,017	2,995
Quaker Chemical Corp.	11,212	2,393
Reliance Steel & Aluminum Co.	17,166	4,801
West Fraser Timber Co., Ltd.	15,950	1,365

Total		25,622

Real Estate (9.6%)
Apple Hospitality REIT, Inc.	377,595	6,272
CubeSmart LP	88,500	4,102
EastGroup Properties, Inc.	27,201	4,992
Essential Properties Realty Trust, Inc.	129,115	3,300
FirstService Corp.	22,131	3,587
Independence Realty Trust, Inc.	194,861	2,981
iStar, Inc.	86,142	2,016
NETSTREIT Corp.	159,936	2,855
NexPoint Residential Trust, Inc.	47,707	1,643
PotlatchDeltic Corp.	73,697	3,618
Saul Centers, Inc.	90,854	3,568
The St. Joe Co.	73,244	4,408
Terreno Realty Corp.	102,260	6,409
Tricon Residential, Inc.	397,294	3,615
UMH Properties, Inc.	125,300	1,920

Total		55,286

Utilities (3.8%)
Artesian Resources Corp.	24,751	1,026
California Water
Service Group	58,336	3,026
Chesapeake Utilities Corp.	22,738	2,402
IDACORP, Inc.	62,717	6,166
MGE Energy, Inc.	52,034	3,763
OGE Energy Corp.	72,100	2,518
ONE Gas, Inc.	48,746	3,106

Total		22,007

Total Common Stocks (Cost: $433,998)		556,246

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Warrants (0.0%)	Shares/ Par +	Value $ (000’s)
Communication Services (0.0%)
Advantage Solutions, Inc. *	19,088	2

Total		2

Total Warrants (Cost: $25)		2

Total Investments (96.6%) (Cost: $434,023)@		556,248

Other Assets, Less Liabilities (3.4%)		19,601

Net Assets (100.0%)		575,849

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $435,714 and the net unrealized appreciation of investments based on that cost was $120,534 which is comprised of $153,315 aggregate gross unrealized appreciation and $32,781 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$556,246	$—	$—
Warrants	2	—	—

Total Assets:	$556,248	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$1.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

International equities largely advanced in the fourth quarter of 2023. U.S. stocks finished 2023 with a powerful rally driven by the U.S. Federal Reserve signaling that disinflationary trends were sufficient to project a shift to monetary easing in 2024. This news, along with resilient late-cycle expansion of the U.S. economy and a sharp decline in U.S. Treasury yields, provided a favorable environment for higher risk assets. Well known, large-cap growth stocks advanced the most, as fourth quarter corporate earnings announcements were much better than expected.

Developed market international stocks trailed U.S. stocks by a sizeable margin for 2023. Within developed markets, value stocks outperformed growth stocks modestly, despite a sharp rally in growth stocks during the fourth quarter. Emerging markets stocks also advanced but lagged their developed market counterparts. Performance was challenged by a lackluster post-Coronavirus pandemic recovery in China.

PORTFOLIO RESULTS

The Portfolio returned 20.77% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned 17.58%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

From a geographic standpoint (geographic positioning was an output of bottom-up stock selection), stock selection in Europe and an underweighting in Asia Pacific, excluding Japan, were the largest contributors to the Portfolio’s relative return. On the downside, out-of-benchmark exposure in Canada and stock selection in Asia Pacific, excluding Japan, detracted the most.

On a sector basis, stock selection in the Financials sector contributed the most to the Portfolio’s relative return. Out-of-benchmark positions in global bond rating firms Moody’s Investors Service and S&P Global helped drive contribution, as the outlook for bond issuance recovered in the fourth quarter of 2023.

The combined impact of stock selection and a sizeable underweighting in the Healthcare sector was the second largest contributor to the Portfolio’s relative returns. A long-held overweighting in Japanese opto-electronics maker Hoya Corporation benefited from share gains and premium product positioning in its high growth semiconductor and hard disk drive division, as well as steady demand in its eyeglass business.

A significant underweighting in the Consumer Staples sector also contributed. In particular, not holding British beverage company Diageo, which struggled with excess inventory as the initial post-pandemic travel and leisure enthusiasm subsided, benefitted the Portfolio’s relative performance in the sector. In the Materials sector, an overweighting in Ireland-based building materials supplier CRH was the single largest individual contributor. The company beat and raised earnings estimates due to strong pricing power in concrete and aggregates.

On the downside, stock selection in the Information Technology and Industrials sectors, two historically strong sectors for the Portfolio, detracted from the Portfolio’s relative return. Specifically, an underweighting in German information technology firm SAP was a major detractor. Within Industrials, an overweighting in Japanese machinery maker Misumi

International Growth Portfolio (unaudited)

Group detracted from performance as the company was challenged by intensifying Chinese competition. The single largest detractor was an out-of-benchmark position in healthcare equipment company ResMed, which declined amid an equipment recall.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

We target companies with multiyear structural growth prospects, high barriers to entry and attractive valuations, based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways. First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and loses sight of the cross-cycle earnings power. Third, we attempt to capitalize on market dislocations driven by macroeconomic shocks.

Over the past year, we have been looking for companies outside the U.S. that may benefit from artificial intelligence in ways that are not well appreciated by the market. We always look for companies with improving competitive positions that can potentially generate better cycle-to-cycle earnings-per-share, even if short-term prospects are challenging.

We remain optimistic about the long-term attractiveness of the online payments, leading-edge lithography (EUV) equipment and aerospace themes, and we are enthusiastic about the increasingly consolidated industrial gas market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
International Growth Portfolio	20.77%	11.33%	5.99%
MSCI EAFE® Growth Index (Net)	17.58%	8.81%	5.15%
MSCI® All Country World (ex-US)
Growth Index (Net)	14.03%	7.49%	4.55%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

ASML Holding NV	5.8%

Novo Nordisk A/S - Class B	4.8%

LVMH Moet Hennessy Louis Vuitton SE	4.7%

Nestle SA	4.3%

Linde PLC	3.7%

Safran SA	3.5%

Atlas Copco AB - Class A	3.3%

Keyence Corp.	3.1%

CRH PLC	2.7%

Airbus SE	2.4%

International Growth Portfolio (unaudited)

Sector Allocation 12/31/23

Sector	% of Net Assets

Industrials	28.7%

Information Technology	22.1%

Financials	14.7%

Consumer Discretionary	10.4%

Materials	8.8%

Health Care	7.1%

Consumer Staples	4.5%

Short-Term Investments & Other Net Assets	2.4%

Energy	1.0%

Communication Services	0.3%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (97.6%)	Country	Shares/ Par +	Value $ (000’s)
Communication Services (0.3%)
Rightmove PLC	United Kingdom	462,957	3,383

Total			3,383

Consumer Discretionary (10.4%)
Autoliv, Inc.	Sweden	77,700	8,562
Compass Group PLC	United Kingdom	811,000	22,161
InterContinental Hotels Group PLC, ADR	United Kingdom	178,384	16,265
LVMH Moet Hennessy Louis Vuitton SE	France	59,300	48,100
PRADA SpA	Italy	1,084,500	6,188
USS Co., Ltd.	Japan	205,400	4,123

Total			105,399

Consumer Staples (4.5%)
Nestle SA	United States	380,159	43,998
PriceSmart, Inc.	United States	24,900	1,887

Total			45,885

Energy (1.0%)
NOV, Inc.	United States	252,000	5,111
Reliance Industries, Ltd.	India	75,000	2,327
Reliance Industries, Ltd., GDR	India	37,400	2,338

Total			9,776

Financials (14.7%)
AIA Group, Ltd.	Hong Kong	769,088	6,680
Deutsche Borse AG	Germany	56,900	11,715
HDFC Bank, Ltd.	India	570,729	11,708
Jio Financial Services, Ltd. *	India	75,000	210
Kotak Mahindra Bank, Ltd.	India	201,700	4,621
Marsh & McLennan Cos., Inc.	United States	122,923	23,290
Mastercard, Inc. - Class A	United States	42,350	18,063
Moody’s Corp.	United States	44,000	17,185
MSCI, Inc.	United States	19,400	10,974
S&P Global, Inc.	United States	38,600	17,004
UBS Group AG	Switzerland	356,300	11,066
Visa, Inc. - Class A	United States	68,025	17,710

Total			150,226

Health Care (7.1%)
Hoya Corp.	Japan	136,100	16,927
Novo Nordisk A/S - Class B	Denmark	468,000	48,407
ResMed, Inc.	United States	41,600	7,156

Total			72,490

Industrials (28.7%)
Aalberts NV	Netherlands	47,200	2,054
Airbus SE	France	161,400	24,914
Assa Abloy AB - Class B	Sweden	462,100	13,313
Atlas Copco AB - Class A	Sweden	1,961,600	33,778
Azelis Group NV	Belgium	168,307	4,126
BAE Systems PLC	United Kingdom	943,600	13,350

Common Stocks (97.6%)	Country	Shares/Par +	Value $ (000’s)
Industrials continued
CAE, Inc. *	Canada	277,900	5,998
Canadian Pacific Kansas City, Ltd.	Canada	250,300	19,804
Edenred	France	234,866	14,102
Epiroc AB	Sweden	669,645	13,436
Experian PLC	United States	481,100	19,606
IMCD NV	Netherlands	48,700	8,497
Interpump Group SpA	Italy	122,400	6,341
KONE Oyj	Finland	102,600	5,134
Legrand SA	France	143,800	14,978
MISUMI Group, Inc.	Japan	494,700	8,343
OSG Corp.	Japan	152,700	2,183
Otis Worldwide Corp.	United States	68,300	6,111
Recruit Holdings Co., Ltd.	Japan	462,900	19,763
Safran SA	France	201,900	35,616
Schindler Holding AG	Switzerland	26,608	6,581
SHO-BOND Holdings Co., Ltd.	Japan	156,061	6,926
Vestas Wind Systems A/S *	Denmark	222,200	7,064

Total			292,018

Information Technology (22.1%)
Amadeus IT Group SA	Spain	271,100	19,443
ASML Holding NV	Netherlands	78,100	58,967
Azbil Corp.	Japan	342,300	11,281
BE Semiconductor Industries N.V.	Netherlands	37,350	5,628
Keyence Corp.	Japan	71,600	31,385
Lagercrantz Group AB	Sweden	111,200	1,497
Lasertec Corp.	Japan	48,700	12,728
Lectra	France	75,400	2,608
Microsoft Corp.	United States	21,500	8,085
NICE, Ltd., ADR *	Israel	26,200	5,227
The Sage Group PLC	United Kingdom	395,000	5,892
SAP SE	Germany	160,000	24,612
Spectris PLC	United Kingdom	222,600	10,683
Synopsys, Inc. *	United States	12,500	6,436
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,094,000	21,055

Total			225,527

Materials (8.8%)
CRH PLC	United States	403,500	27,806
Franco-Nevada Corp.	Canada	59,000	6,535
Linde PLC	United States	91,755	37,685

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (97.6%)	Country	Shares/Par +	Value $ (000’s)
Materials continued
The Sherwin-Williams Co.	United States	55,200	17,217

Total			89,243

Total Common Stocks (Cost: $742,022)			993,947

Total Investments (97.6%) (Cost: $742,022)@			993,947

Other Assets, Less Liabilities (2.4%)			24,925

Net Assets (100.0%)			1,018,872

Investments by Country of Risk as a Percentage of Net Assets:
United States	28.0%
France	13.9%
Japan	11.1%
Netherlands	7.4%
United Kingdom	7.0%
Sweden	6.9%
Denmark	5.4%
Other	17.9%

Total	97.6%

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $743,501 and the net unrealized appreciation of investments based on that cost was $250,446 which is comprised of $265,423 aggregate gross unrealized appreciation and $14,977 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$—	$3,383	$—
Consumer Discretionary	24,827	80,572	—
Consumer Staples	1,887	43,998	—
Energy	7,324	2,452	—
Financials	104,226	46,000	—
Health Care	7,156	65,334	—
Industrials	31,913	260,105	—
Information Technology	19,748	205,779	—
Materials	61,437	27,806	—

Total Assets:	$258,518	$735,429	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$829 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MARKET OVERVIEW

International equities largely advanced during the reporting period. At the start of 2023, countries faced the strongest inflationary pressures in four decades, fueled by the global fiscal response to the Coronavirus pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Central banks focused on controlling price pressures while also confronting increasing financial stability concerns. As inflationary pressures eased toward the end of 2023, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels had peaked contributed to a rally in international equities in the fourth quarter. Rapid advancements in artificial intelligence were a focus for investors.

China’s abandonment of its Zero-COVID policy in early 2023 ushered in a brief increase in economic activity in the world’s second-largest economy, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector.

PORTFOLIO RESULTS

The Portfolio returned 12.95% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned 15.62% and 18.24%, respectively. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.)

Stock selection in the Financials sector was the primary detractor from the Portfolio’s relative performance, driven by the Portfolio’s overweight positions in insurance company AIA Group and international banking and financial services provider NatWest Group. The Portfolio’s out-of-benchmark holding of insurance provider Beazley further weighed on relative performance.

An underweight allocation to the Information Technology sector and security selection in the Consumer Staples sector also detracted from the Portfolio’s relative return. While there were no individual stocks within Information Technology among the Portfolio’s top relative detractors over the reporting period, in Consumer Staples, detraction was driven by overweight positions in U.K.-based drinks distributor Diageo and tobacco distributor British American Tobacco.

Overweight positioning in the Healthcare and Industrials sectors also detracted, particularly in Healthcare companies Kyowa Kirin, Roche Holding, QIAGEN and Merck KGaA. In the Industrials sector, an overweight in U.K. specialty chemical products maker Croda International drove detraction.

On the upside, a combination of security selection and an overweight position in the Industrials sector contributed to the Portfolio’s relative returns, led by overweight holdings of Schneider Electric and Japanese multinational conglomerate Hitachi. Security selection in the Communication Services sector also supported relative returns.

Individual stocks that contributed to the Portfolio’s relative performance include, overweight positions in pharmaceutical company Novo Nordisk, enterprise software solutions Constellation Software and investment management and banking firm UBS. The Portfolio’s holdings of out-of-benchmark industrial gas supplier Linde and integrated circuits and electronic

Research International Core Portfolio (unaudited)

devices developer Cadence Design Systems further contributed. Additionally, not owning shares of e-commerce platform manager Meituan bolstered relative performance.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the broader foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Research International Core Portfolio	12.95%	8.82%	4.42%
MSCI® All Country World (ex-US) Index (Net)	15.62%	7.08%	3.83%
MSCI EAFE® Index (Net)	18.24%	8.16%	4.28%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month- end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Schneider Electric SE	3.1%

Linde PLC	3.1%

Novo Nordisk A/S - Class B	3.0%

Roche Holding AG	2.7%

Nestle SA	2.7%

LVMH Moet Hennessy Louis Vuitton SE	2.5%

Hitachi, Ltd.	1.9%

TotalEnergies SE	1.8%

London Stock Exchange Group PLC	1.6%

BNP Paribas SA	1.6%

Research International Core Portfolio (unaudited)

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	19.1%

Industrials	17.2%

Health Care	12.3%

Consumer Discretionary	10.4%

Information Technology	9.9%

Materials	9.8%

Consumer Staples	7.8%

Energy	5.1%

Utilities	2.8%

Communication Services	2.7%

Short-Term Investments & Other Net Assets	1.6%

Real Estate	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (98.4%)	Country	Shares/ Par +	Value $ (000’s)
Communication Services (2.7%)
Advanced Info Service PCL - Foreign Shares	Thailand	737,000	4,685
carsales.com, Ltd.	Australia	127,584	2,701
Hellenic Telecommunications Organization SA	Greece	190,748	2,715
KDDI Corp.	Japan	205,500	6,524
SEEK, Ltd.	Australia	122,624	2,225
SoftBank Group Corp.	Japan	86,500	3,822

Total			22,672

Consumer Discretionary (10.4%)
Aristocrat Leisure, Ltd.	Australia	201,172	5,578
Bridgestone Corp.	Japan	128,300	5,299
Burberry Group PLC	United Kingdom	99,859	1,814
Cie Financiere Richemont SA	Switzerland	65,593	9,047
Compagnie Generale des Etablissements Michelin	France	162,886	5,853
Denso Corp.	Japan	460,200	6,902
Flutter Entertainment PLC *	Australia	15,090	2,673
Koito Manufacturing Co., Ltd.	Japan	269,800	4,192
LVMH Moet Hennessy Louis Vuitton SE	France	25,512	20,693
NIKE, Inc. - Class B	United States	29,484	3,201
Sands China, Ltd. *	Macau	960,400	2,803
Techtronic Industries Co., Ltd.	Hong Kong	607,000	7,260
Whitbread PLC	United Kingdom	81,108	3,768
Yamaha Corp.	Japan	80,500	1,856
Yum China Holdings, Inc.	China	66,259	2,811
ZOZO, Inc.	Japan	105,100	2,361

Total			86,111

Consumer Staples (7.8%)
British American Tobacco PLC	United Kingdom	296,862	8,663
Diageo PLC	United Kingdom	337,846	12,269
Heineken NV	Netherlands	68,342	6,953
Kao Corp.	Japan	155,000	6,370
Kirin Holdings Co., Ltd.	Japan	344,400	5,042
Nestle SA	United States	191,018	22,108
Seven & i Holdings Co., Ltd.	Japan	82,700	3,275

Total			64,680

Energy (5.1%)
Eni SpA	Italy	505,237	8,576
Galp Energia SGPS SA	Portugal	579,843	8,529
Reliance Industries, Ltd.	India	136,355	4,232
TotalEnergies SE	France	223,018	15,149
Woodside Energy Group, Ltd.	Australia	290,254	6,149

Total			42,635

Financials (19.1%)
AIA Group, Ltd.	Hong Kong	1,081,800	9,396
Aon PLC	United States	33,642	9,791
Bank of Ireland Group PLC	Ireland	393,764	3,569
Beazley PLC	United Kingdom	958,682	6,364

Common Stocks (98.4%)	Country	Shares/ Par +	Value $ (000’s)
Financials continued
BNP Paribas SA	France	193,574	13,412
DBS Group Holdings, Ltd.	Singapore	229,500	5,798
Euronext NV	Netherlands	146,782	12,745
HDFC Bank, Ltd.	India	317,285	6,509
Hiscox, Ltd.	United Kingdom	332,818	4,464
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	167,600	5,735
Julius Baer Group, Ltd.	Switzerland	162,935	9,155
London Stock Exchange Group PLC	United Kingdom	113,951	13,471
Macquarie Group, Ltd.	Australia	56,081	6,989
Mitsubishi UFJ Financial Group, Inc.	Japan	919,100	7,910
NatWest Group PLC	United Kingdom	3,508,539	9,792
UBS Group AG	Switzerland	328,380	10,199
Visa, Inc. - Class A	United States	34,367	8,948
Willis Towers Watson PLC	United States	16,214	3,911
Zurich Insurance Group AG	Switzerland	18,734	9,794

Total			157,952

Health Care (12.3%)
Bayer AG	Germany	113,161	4,201
ConvaTec Group PLC	United Kingdom	1,742,923	5,422
CSL, Ltd.	Australia	40,732	7,941
Kyowa Kirin Co., Ltd.	Japan	355,500	5,979
Merck KGaA	Germany	48,947	7,785
Novo Nordisk A/S - Class B	Denmark	236,919	24,506
Olympus Corp.	Japan	183,700	2,651
Qiagen NV *	United States	192,468	8,374
Roche Holding AG	United States	77,217	22,380
Sanofi	United States	59,109	5,860
Santen Pharmaceutical Co., Ltd.	Japan	324,400	3,227
Terumo Corp.	Japan	108,100	3,528

Total			101,854

Industrials (17.2%)
Cellnex Telecom SA	Spain	134,394	5,310
Daikin Industries, Ltd.	Japan	58,700	9,535
GEA Group AG	Germany	209,508	8,720
Hitachi, Ltd.	Japan	213,900	15,459
Legrand SA	France	97,277	10,132
Mitsubishi Electric Corp.	Japan	574,000	8,103
Mitsui & Co., Ltd.	Japan	114,500	4,266
MTU Aero Engines AG	Germany	32,240	6,949
Persol Holdings Co., Ltd.	Japan	1,336,000	2,286
RB Global, Inc.	Canada	70,917	4,746
Ryanair Holdings PLC *	Ireland	36,956	4,929
Schneider Electric SE	United States	129,272	26,029
Secom Co., Ltd.	Japan	32,700	2,351
SMC Corp.	Japan	20,400	10,909
Thales SA	France	33,296	4,924
Toyota Industries Corp.	Japan	79,800	6,479
Weir Group PLC	United Kingdom	192,303	4,617

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (98.4%)	Country	Shares/Par +	Value $ (000’s)
Industrials continued
Wolters Kluwer NV	Netherlands	47,165	6,702

Total			142,446

Information Technology (9.9%)
Amadeus IT Group SA	Spain	141,228	10,129
ASML Holding NV	Netherlands	6,807	5,139
Cadence Design Systems, Inc. *	United States	30,785	8,385
Constellation Software, Inc.	Canada	3,798	9,417
Fujitsu, Ltd.	Japan	68,300	10,311
Kyocera Corp.	Japan	399,600	5,808
Nomura Research Institute, Ltd.	Japan	219,900	6,372
NXP Semiconductors NV	China	23,756	5,456
Rohm Co., Ltd.	Japan	167,200	3,203
Samsung Electronics Co., Ltd.	South Korea	164,519	10,006
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	396,189	7,625

Total			81,851

Materials (9.8%)
Akzo Nobel NV	Netherlands	90,455	7,474
Croda International PLC	United Kingdom	101,348	6,513
Glencore PLC	Australia	1,848,057	11,087
Kansai Paint Co., Ltd.	Japan	167,300	2,848
Linde PLC	United States	63,005	25,877
Nitto Denko Corp.	Japan	94,100	7,016
Novozymes A/S - Class B	Denmark	82,944	4,567
Sika AG	Switzerland	27,862	9,103

Common Stocks (98.4%)	Country	Shares/Par +	Value $ (000’s)
Materials continued
Symrise AG	Germany	65,553	7,210

Total			81,695

Real Estate (1.3%)
LEG Immobilien SE *	Germany	119,310	10,448

Total			10,448

Utilities (2.8%)
APA Group	Australia	418,642	2,431
China Resources Gas Group, Ltd.	China	740,400	2,424
CLP Holdings, Ltd.	Hong Kong	438,000	3,610
E.ON SE	Germany	362,399	4,862
Iberdrola SA	Spain	730,747	9,557

Total			22,884

Total Common Stocks (Cost: $675,492)			815,228

Warrants (–%)
Information Technology (–%)
Constellation Software, Inc. *,Æ	Canada	5,207	–

Total			–

Total Warrants (Cost: $–)			–

Total Investments (98.4%) (Cost: $675,492)@			815,228

Other Assets, Less Liabilities (1.6%)			13,423

Net Assets (100.0%)			828,651

Investments by Country of Risk as a Percentage of Net Assets:
Japan	19.8%
United States	17.5%
United Kingdom	9.4%
France	8.4%
Germany	6.1%
Australia	5.9%
Switzerland	5.7%
Other	25.6%

Total	98.4%

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
Æ	Security valued using significant unobservable inputs.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $678,393 and the net unrealized appreciation of investments based on that cost was $136,835 which is comprised of $172,380 aggregate gross unrealized appreciation and $35,545 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$6,012	$80,099	$—
Financials	22,650	135,302	—
Industrials	9,675	132,771	—
Information Technology	23,258	58,593	—
Materials	25,877	55,818	—
All Others	—	265,173	—
Warrants	—	—	—

Total Assets:	$87,472	$727,756	$—

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2023.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.9 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Dodge & Cox to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any country, including those with developed markets and emerging markets and is not required to allocate its investments in set percentages in particular countries, except that the Portfolio’s investments in emerging markets countries normally will be limited to 30% of its net assets. The Portfolio typically invests in well-established companies of medium-to-large capitalization based on standards of the applicable market. The Portfolio typically invests in companies that appear to be temporarily undervalued but have a favorable outlook for long-term growth. The portfolio managers also focus on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends.

MARKET OVERVIEW

Global equity markets surged in the fourth quarter of 2023 as inflation decelerated and investors became increasingly convinced the U.S. Federal Reserve would lower U.S. interest rates in 2024. As a result, most developed and emerging markets posted strong returns for the full year with both the MSCI® ACWI ex USA Value Index and the MSCI® ACWI ex USA Index advancing significantly. However, the MSCI® China Index declined due to growing macroeconomic concerns and heightened geopolitical tensions. As a result, the overall MSCI® Emerging Markets Index (which includes China) trailed developed market returns.

PORTFOLIO RESULTS

The Portfolio returned 16.09% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Value Index (the “Index”), returned 17.30%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Despite the U.S. regional banking crisis and concerns about global financial contagion in the first half of 2023, the Financials sector contributed the most to the Portfolio’s relative return. In the eye of the financial storm, the portfolio management team added to select holdings, including BNP Paribas and Banco Santander, that later significantly outperformed, as their balance sheets proved resilient, and their earnings benefited from a combination of rising interest rates and contained credit losses. Brazilian holdings XP and Itaú Unibanco also advanced strongly. On strength, the portfolio managers trimmed several holdings, including UBS Group and sold Mitsubishi UFJ Financial Group, redeploying the proceeds into other areas of the Portfolio. Despite these reductions, the Portfolio remained overweight in Financials. The portfolio managers believed holdings in the Financials sector have attractive risk/reward profiles due to their resilient balance sheets, improved profitability, attractive capital return and inexpensive valuations.

Consumer-related companies also contributed to the Portfolio’s relative return. This is an area of the market where the portfolio managers had previously not found much value due to relatively expensive valuations. However, a handful of companies that the portfolio managers have been monitoring finally became compelling. For example, in the Chemicals sector, the portfolio managers started a position in International Flavors and Fragrances (IFF), a global leader in selling flavors, scents and other key ingredients to food, beverage and consumer products companies. IFF operates in an attractive, consolidated and resilient market. Other consumer-related new purchases included the German apparel and footwear manufacturer Adidas, multinational food products company Danone and fast-food restaurant operator Yum China Holdings.

During the year, the Health Care sector had the largest negative impact on relative performance. The underperformance can be attributed to an overweight position relative to the Index and stock selection. Additionally, stock selection in other sectors, such as Consumer Discretionary, Industrials, Energy, and Information Technology also contributed to underperformance relative to the Index.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Dodge & Cox, the Portfolio’s sub-adviser.

International Equity Portfolio (unaudited)

Overall, we continue to be enthusiastic about the Portfolio, which is diversified by sector, geography and investment thesis. The opportunity set of attractive companies has broadened amongst the market volatility of the past two years. Our experienced investment team’s deep institutional knowledge of companies and industry dynamics enables us to unearth new opportunities and adjust the Portfolio’s positioning. The valuation gap between value stocks and growth stocks remains wide, international stocks are inexpensive relative to U.S. stocks and the valuation spread between stocks benefiting from, and those hindered by, low interest rates remains significant. We focus on finding individual companies with strong business fundamentals and attractive valuations. This combination provides a compelling foundation for long term returns.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
International Equity Portfolio	16.09%	4.47%	1.68%
MSCI® All Country World (ex-US) Value Index (Net)	17.30%	6.34%	2.92%
MSCI® All Country World (ex-US) Index (Net)	15.62%	7.08%	3.83%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

BNP Paribas SA	3.5%

UBS Group AG	3.3%

Sanofi	3.3%

Banco Santander SA	3.2%

Novartis AG	3.2%

TotalEnergies SE	2.9%

GSK PLC	2.9%

Holcim, Ltd.	2.7%

Itau Unibanco Holding SA	2.6%

Axis Bank, Ltd.	2.4%

Sector Allocation 12/31/23

Sector	% of Net Assets

Financials	25.9%

Health Care	14.4%

Materials	12.0%

Consumer Discretionary	11.5%

Energy	8.1%

Consumer Staples	7.7%

Industrials	6.6%

Information Technology	6.5%

Communication Services	3.3%

Short-Term Investments & Other Net Assets	1.9%

Real Estate	1.6%

Utilities	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (94.4%)	Country	Shares/Par +	Value $ (000’s)
Communication Services (3.3%)
Baidu, Inc., ADR *	China	88,000	10,480
Deutsche Telekom AG	Germany	1,050,000	25,215
Grupo Televisa SAB, ADR	Mexico	1,850,000	6,179
Liberty Global, Ltd. - Class A *	Belgium	155,000	2,754
Liberty Global, Ltd. - Class C *	Belgium	327,000	6,095
Millicom International Cellular SA, SDR *	Guatemala	360,000	6,452
NetEase, Inc., ADR	China	60,000	5,590

Total			62,765

Consumer Discretionary (11.5%)
adidas AG	Germany	54,100	11,001
Alibaba Group Holding, Ltd., ADR	China	460,000	35,655
Booking Holdings, Inc. *	United States	7,000	24,831
Entain PLC	United Kingdom	1,950,337	24,635
Flutter Entertainment PLC *	Australia	20,000	3,522
Honda Motor Co., Ltd.	Japan	1,975,100	20,416
JD.com, Inc., ADR	China	665,000	19,212
Prosus NV	China	1,490,000	44,427
Stellantis NV	United States	1,225,000	28,688
Yum China Holdings, Inc.	China	96,051	4,075

Total			216,462

Consumer Staples (7.7%)
Anheuser-Busch InBev SA/NV	Belgium	545,000	35,210
Beiersdorf AG	Germany	95,000	14,234
Danone SA	France	270,000	17,513
Haleon PLC	United States	6,500,000	26,612
Imperial Brands PLC	United Kingdom	1,625,000	37,342
Seven & i Holdings Co., Ltd.	Japan	355,000	14,060

Total			144,971

Energy (8.1%)
Equinor ASA	Norway	530,000	16,790
Ovintiv, Inc.	United States	595,000	26,133
Suncor Energy, Inc.	Canada	1,135,000	36,365
TC Energy Corp.	Canada	475,000	18,568
TotalEnergies SE	France	810,000	55,022

Total			152,878

Financials (23.4%)
Aegon, Ltd.	Netherlands	2,150,000	12,463
Aviva PLC	United Kingdom	4,301,600	23,793
Axis Bank, Ltd.	India	3,359,299	44,435
Banco Santander SA	Spain	14,550,000	60,738
Barclays PLC	United Kingdom	22,350,000	43,533
BNP Paribas SA	France	945,000	65,476
Credicorp, Ltd.	Peru	140,000	20,990
HDFC Bank, Ltd.	India	438,000	8,985
ICICI Bank, Ltd.	India	1,553,822	18,583
Prudential PLC	Hong Kong	1,905,000	21,445
Standard Chartered PLC	United Kingdom	4,411,996	37,321
UBS Group AG	Switzerland	1,983,312	61,599

Common Stocks (94.4%)	Country	Shares/Par +	Value $ (000’s)
Financials continued
XP, Inc. - Class A	Brazil	730,000	19,031

Total			438,392

Health Care (14.4%)
Bayer AG	Germany	562,680	20,889
Fresenius Medical Care AG	Germany	515,200	21,544
GSK PLC	United States	2,920,000	53,936
Novartis AG	Switzerland	585,000	59,067
Olympus Corp.	Japan	835,000	12,050
Roche Holding AG	United States	141,500	41,011
Sanofi	United States	620,000	61,468

Total			269,965

Industrials (6.6%)
Johnson Controls International PLC	United States	770,000	44,383
Mitsubishi Electric Corp.	Japan	2,675,000	37,762
Nidec Corp.	Japan	160,000	6,520
Schneider Electric SE	United States	85,000	17,115
Smiths Group PLC	United Kingdom	790,000	17,727

Total			123,507

Information Technology (5.3%)
Brother Industries, Ltd.	Japan	385,000	6,129
Infineon Technologies AG	Germany	140,000	5,839
Kyocera Corp.	Japan	1,020,000	14,826
Murata Manufacturing Co., Ltd.	Japan	855,000	18,057
Samsung Electronics Co., Ltd.	South Korea	40,000	2,433
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,550,000	29,830
TE Connectivity, Ltd.	United States	155,000	21,778

Total			98,892

Materials (12.0%)
Akzo Nobel NV	Netherlands	460,000	38,008
Glencore PLC	Australia	4,800,000	28,796
Holcim, Ltd. *	United States	640,000	50,258
International Flavors & Fragrances, Inc.	United States	205,000	16,599
Linde PLC	United States	49,000	20,125
Mitsubishi Chemical Group Corp.	Japan	4,700,000	28,720
Nutrien, Ltd.	Canada	325,000	18,307
Teck Resources, Ltd. - Class B	Canada	560,000	23,671

Total			224,484

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Common Stocks (94.4%)	Country	Shares/Par +	Value $ (000’s)
Real Estate (1.6%)
CK Asset Holdings, Ltd.	Hong Kong	2,435,500	12,179
Daito Trust Construction Co., Ltd.	Japan	110,000	12,733
Hang Lung Group, Ltd.	Hong Kong	3,500,000	4,774

Total			29,686

Utilities (0.5%)
Engie SA *	France	525,000	9,232

Total			9,232

Total Common Stocks (Cost: $1,762,635)			1,771,234

Preferred Stocks (3.7%)	Country	Shares/Par +	Value $ (000’s)
Financials (2.5%)
Itau Unibanco Holding SA	Brazil	6,870,000	47,771

Total			47,771

Information Technology (1.2%)
Samsung Electronics Co., Ltd.South Korea		460,000	22,182

Total			22,182

Total Preferred Stocks (Cost: $54,133)			69,953

Total Investments (98.1%) (Cost: $1,816,768)@			1,841,187

Other Assets, Less Liabilities (1.9%)			36,088

Net Assets (100.0%)			1,877,275

Investments by Country of Risk as a Percentage of Net Assets:
United States	23.2%
United Kingdom	9.8%
Japan	9.1%
France	7.8%
China	6.4%
Switzerland	6.4%
Germany	5.3%
Canada	5.2%
Other	24.9%

Total	98.1%

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America NA	CNH	18,654	2,619	1/10/24	$162	$—	$162
Sell	HSBC Bank USA	CNH	37,299	5,238	1/10/24	334	—	334
Sell	JP Morgan Chase Bank NA	CNH	55,947	7,856	1/10/24	497	—	497
Sell	Bank of America NA	CNH	1,325	186	2/7/24	13	—	13
Sell	Goldman Sachs Bank USA	CNH	1,325	186	2/7/24	13	—	13
Sell	HSBC Bank USA	CNH	12,011	1,689	2/7/24	15	—	15
Sell	JP Morgan Chase Bank NA	CNH	1,325	186	2/7/24	13	—	13
Sell	Barclays Bank PLC	CNH	3,663	517	3/13/24	6	—	6
Sell	HSBC Bank USA	CNH	106,490	15,017	3/13/24	70	—	70
Sell	UBS AG	CNH	14,385	2,029	3/13/24	9	—	9
Sell	Citibank NA	CNH	10,735	1,518	4/17/24	14	—	14
Sell	HSBC Bank USA	CNH	4,539	642	4/17/24	34	—	34
Sell	JP Morgan Chase Bank NA	CNH	65,626	9,277	4/17/24	38	—	38
Sell	UBS AG	CNH	21,470	3,036	4/17/24	29	—	29
Sell	Bank of America NA	CNH	11,718	1,660	5/22/24	10	—	10
Sell	Barclays Bank PLC	CNH	11,718	1,660	5/22/24	11	—	11
Sell	Citibank NA	CNH	11,718	1,660	5/22/24	14	—	14
Sell	JP Morgan Chase Bank NA	CNH	11,718	1,660	5/22/24	12	—	12
Sell	UBS AG	CNH	7,700	1,091	5/22/24	—	(21)	(21)
Sell	Bank of America NA	CNH	51,413	7,293	6/5/24	33	—	33
Sell	HSBC Bank USA	CNH	7,768	1,102	6/5/24	—	(19)	(19)
Sell	UBS AG	CNH	9,090	1,295	8/14/24	—	(10)	(10)
Sell	Bank of America NA	CNH	8,151	1,163	9/12/24	—	(21)	(21)
Sell	HSBC Bank USA	CNH	24,454	3,489	9/12/24	—	(63)	(63)

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Forward Foreign Currency Contracts

(continued)

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	JP Morgan Chase Bank NA	CNH	9,090	1,297	9/12/24	$—	$(9)	$(9)
Sell	HSBC Bank USA	CNH	18,325	2,621	10/17/24	—	(32)	(32)
Sell	UBS AG	CNH	9,235	1,321	10/17/24	—	(23)	(23)
Sell	HSBC Bank USA	CNH	33,638	4,816	11/7/24	—	(74)	(74)
Sell	UBS AG	CNH	21,772	3,117	11/7/24	—	(47)	(47)
Sell	HSBC Bank USA	CNH	24,260	3,478	12/5/24	7	—	7
Sell	JP Morgan Chase Bank NA	CNH	12,130	1,739	12/5/24	4	—	4
Sell	UBS AG	CNH	24,260	3,478	12/5/24	7	—	7
Sell	State Street Bank And Trust Company	CNY	6,354	916	8/14/24	—	(27)	(27)

						$1,345	$(346)	$999

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$1,345	—	$1,345	$(346)	—	—	$(346)

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,826,909 and the net unrealized appreciation of investments based on that cost was $15,277 which is comprised of $214,884 aggregate gross unrealized appreciation and $199,607 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$—	$69,953	$—
Common Stocks
Communication Services	31,098	31,667	—
Consumer Discretionary	83,773	132,689	—
Energy	81,066	71,812	—
Financials	40,021	398,371	—
Industrials	44,383	79,124	—
Information Technology	21,778	77,114	—
Materials	78,702	145,782	—
All Others	—	453,854	—
Other Financial Instruments^
Forward Foreign Currency Contracts	—	1,345	—

Total Assets:	$380,821	$1,461,711	$—

Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	—	(346)	—

Total Liabilities:	$—	$(346)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$922 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged abrdn Investments Limited (“abrdn”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging markets advanced for 2023 despite an extremely challenging year, although they lagged developed markets. Sentiment was driven largely by interest rate expectations and China’s economic outlook. Successive interest rate hikes from the U.S. Federal Reserve (the “Fed”) to tame U.S. inflation initially led to recession fears. However, as the year progressed, markets turned hopeful that interest rates might be nearing a peak, and the U.S. economy was on track for a soft landing.

Meanwhile, optimism surrounding China’s post-Coronavirus pandemic reopening weakened as economic data missed the market’s high expectations. Chinese authorities enacted proactive policies to help the economy, particularly the troubled property sector. However, despite suggestions of a prolonged economic recovery, which emerged as the measures began to affect the economy, investors continue to wait for a more sustainable and meaningful rebound. Chinese stocks ended the year as notable laggards, even as all other major emerging markets advanced.

PORTFOLIO RESULTS

The Portfolio returned 6.91% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned 9.83%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.)

The major detractor from the Portfolio’s relative returns was China, including the off-benchmark position in Hong Kong. The Portfolio’s domestic consumption-focused companies declined despite solid fundamentals, as investors rotated into large state-owned enterprises and value oriented companies. Sluggish sales in Hainan weighed on China Tourism Group Duty Free, while luxury car dealer Zhongsheng Group faced pressure from weak consumer sentiment and lackluster car sales. WuXi Biologics shares declined toward the end of 2023, as the company lowered its guidance due to soft biotechnology funding prospects and project delays. The Portfolio’s Hong Kong-listed holdings also detracted despite posting resilient quarterly earnings, as weak investor sentiment carried over from the general Chinese market.

South African miner Anglo American Platinum also detracted from the Portfolio’s relative performance due to the decline in spot prices for the platinum group of metals it produces. However, its share price rebounded in the fourth quarter of 2023 on improving sentiment for precious metals, in particular platinum and palladium.

On the upside, stock selection in Brazil and Mexico contributed to the Portfolio’s relative performance, as holdings there were supported by positive market sentiment on the back of encouraging economic indicators and domestic consumption strength, as well as growing expectations that global interest rates were nearing their peak. Mexico further benefitted from nearshoring trends due to a global effort by companies to diversify their supply chains and reduce reliance on China. Mexican conglomerate Fomento Economico Mexicano (FEMSA) and lender Grupo Financiero Banorte rallied, while Latin American e-commerce company MercadoLibre advanced on strong domestic consumption trends and competitive strength.

Semiconductor-related holdings in ASM, ASML Holding and Taiwan Semiconductor Manufacturing Company also contributed, advancing amid an artificial intelligence-driven tech rally and expectations of a broader technology recovery as the year progressed, particularly in the memory sector.

Emerging Markets Equity Portfolio (unaudited)

Other major stock contributors included India’s UltraTech Cement, which was buoyed by the ongoing public sector push for infrastructure development, and Power Grid Corporation of India, which outperformed on positive market sentiment.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of abrdn, the Portfolio’s sub-adviser.

The outlook for emerging markets remains encouraging. With inflation near target levels in many parts of emerging markets, we are at the early stages of a monetary easing cycle — ahead of the Fed, which is widely expected to start cutting rates in 2024. China’s gradual consumption recovery is still underway, and the government remains committed to supporting growth through widespread policy support. Meanwhile, India continues to be an emerging star, underpinned by a robust domestic economy.

Emerging market valuations remain undemanding, both relative to history and versus the U.S. Our companies are, on the whole, delivering results, which we believe will be rewarded by the market. We expect our more domestic oriented positions in China, which weighed on performance in 2023, to do better as the economy stabilises and recovers. We remain focused on businesses with quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low debt levels.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	6.91%	3.13%	1.44%
MSCI® Emerging Markets Index (Net)	9.83%	3.68%	2.66%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	9.4%

Samsung Electronics Co., Ltd., Various	7.1%

Tencent Holdings, Ltd.	5.5%

HDFC Bank, Ltd.	4.0%

Alibaba Group Holding, Ltd.	4.0%

SBI Life Insurance Co., Ltd.	2.6%

AIA Group, Ltd.	2.2%

Power Grid Corp. of India, Ltd.	2.2%

Fomento Economico Mexicano SAB de CV, ADR	1.9%

TotalEnergies SE	1.9%

Emerging Markets Equity Portfolio (unaudited)

Sector Allocation 12/31/23

Sector	% of Net Assets

Information Technology	26.4%

Financials	24.4%

Consumer Discretionary	11.2%

Consumer Staples	7.9%

Materials	6.9%

Communication Services	6.5%

Industrials	6.1%

Energy	3.6%

Health Care	2.3%

Utilities	2.2%

Short-Term Investments & Other Net Assets	1.3%

Real Estate	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (93.6%)	Country	Shares/ Par +	Value $ (000’s)
Communication Services (6.5%)
Telkom Indonesia Persero Tbk PT	Indonesia	36,276,100	9,311
Tencent Holdings, Ltd.	China	1,337,100	50,517

Total			59,828

Consumer Discretionary (11.2%)
Alibaba Group Holding, Ltd.	China	3,807,500	36,797
Americana Restaurants International PLC	United Arab Emirates	7,774,929	6,652
ANTA Sports Products, Ltd.	China	515,600	5,025
China Tourism Group Duty Free Corp., Ltd. - Class H	China	383,100	3,755
China Tourism Group Duty Free Corp., Ltd. - Class A	China	317,586	3,739
Li Auto, Inc. - Class A *	China	477,600	8,947
Maruti Suzuki India, Ltd.	India	81,998	10,144
MercadoLibre, Inc. *	Brazil	6,664	10,473
Midea Group Co., Ltd. - Class A	China	1,758,866	13,543
Zhongsheng Group Holdings, Ltd.	China	1,814,000	4,375

Total			103,450

Consumer Staples (7.9%)
Budweiser Brewing Co. APAC, Ltd.	China	3,315,500	6,190
Fomento Economico Mexicano SAB de CV, ADR	Mexico	135,521	17,665
Hindustan Unilever, Ltd.	India	479,301	15,333
Kweichow Moutai Co., Ltd. - Class A	China	70,673	17,167
Raia Drogasil SA	Brazil	2,711,651	16,367

Total			72,722

Energy (3.6%)
LUKOIL PJSC *,Æ	Russia	225,143	–
NovaTek PJSC *,Æ	Russia	795,201	–
PRIO SA	Brazil	855,203	8,079
Saudi Arabian Oil Co.	Saudi Arabia	871,178	7,679
TotalEnergies SE	France	259,493	17,627

Total			33,385

Financials (24.4%)
AIA Group, Ltd.	Hong Kong	2,356,600	20,468
Al Rajhi Bank	Saudi Arabia	654,593	15,177
B3 SA - Brasil, Bolsa, Balcao	Brazil	4,349,566	12,935
Bank Negara Indonesia Persero Tbk PT	Indonesia	27,331,700	9,525
Bank Rakyat Indonesia Persero Tbk PT	Indonesia	46,581,356	17,270
Cholamandalam Investment and Finance Co., Ltd.	India	265,162	4,009
Credicorp, Ltd.	Peru	38,913	5,834
Grupo Financiero Banorte SAB de CV	Mexico	1,624,351	16,334

Common Stocks (93.6%)	Country	Shares/ Par +	Value $ (000’s)
Financials continued
HDFC Bank, Ltd.	India	1,798,676	36,899
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	251,492	8,605
Itausa SA - Preference Shares	Brazil	6,852,808	14,567
Kaspi.KZ Joint Stock Co.	Kazakhstan	139,880	12,869
Kotak Mahindra Bank, Ltd.	India	645,745	14,796
Sanlam, Ltd.	South Africa	2,866,116	11,413
Sberbank of Russia PJSC *,Æ	Russia	1,471,064	–
SBI Life Insurance Co., Ltd.	India	1,391,054	23,938

Total			224,639

Health Care (2.3%)
Shenzhen Mindray Bio- Medical Electronics Co., Ltd.	China	350,215	14,372
Wuxi Biologics Cayman, Inc. *	China	1,793,500	6,775

Total			21,147

Industrials (6.1%)
Grupo Aeroportuario del Sureste SAB de CV - Class B	Mexico	318,330	9,325
HD Korea Shipbuilding & Offshore Engineering Co., Ltd. *	South Korea	102,970	9,637
NARI Technology Co., Ltd. - Class A	China	3,297,898	10,403
Samsung Engineering Co., Ltd. *	South Korea	592,172	13,282
Sociedad Quimica y Minera de Chile SA	Chile	78,669	4,737
Sungrow Power Supply Co., Ltd. - Class A	China	731,000	9,013

Total			56,397

Information Technology (21.3%)
Accton Technology Corp.	Taiwan	623,000	10,556
ASM International NV	Netherlands	23,927	12,460
ASML Holding NV	Netherlands	11,763	8,881
Delta Electronics, Inc.	Taiwan	927,000	9,441
Globant SA *	United States	43,141	10,267
Hon Hai Precision Industry Co., Ltd.	Taiwan	2,686,000	9,136
MediaTek, Inc.	Taiwan	506,000	16,665
Samsung Electronics Co., Ltd.	South Korea	304,844	18,541
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,503,290	86,668
Tata Consultancy Services, Ltd.	India	307,320	13,993

Total			196,608

Materials (6.9%)
Anglo American Platinum, Ltd.	South Africa	156,276	8,216
LG Chem, Ltd. *	South Korea	39,028	15,033
Mondi PLC	Austria	454,850	9,028

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Common Stocks (93.6%)	Country	Shares/ Par +	Value $ (000’s)
Materials continued
Southern Copper Corp.	Mexico	177,916	15,313
UltraTech Cement, Ltd.	India	129,963	16,392

Total			63,982

Real Estate (1.2%)
China Resources Land, Ltd.	China	2,934,000	10,585

Total			10,585

Utilities (2.2%)
Power Grid Corp. of India, Ltd.	India	7,083,013	20,164

Total			20,164

Total Common Stocks (Cost: $835,274)			862,907

Preferred Stocks (5.1%)	Country	Shares/ Par +	Value $ (000’s)
Information Technology (5.1%)
Samsung Electronics Co., Ltd.	South Korea	977,245	47,125

Total			47,125

Total Preferred Stocks (Cost: $39,073)			47,125

Total Investments (98.7%) (Cost: $874,347)@			910,032

Other Assets, Less Liabilities (1.3%)			11,785

Net Assets (100.0%)			921,817

Investments by Country of Risk as a Percentage of Net Assets:
China	21.9%
India	16.9%
Taiwan	14.3%
South Korea	11.2%
Brazil	6.8%
Mexico	6.3%
Other	21.3%

Total	98.7%

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
Æ	Security valued using significant unobservable inputs.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $882,867 and the net unrealized appreciation of investments based on that cost was $27,165 which is comprised of $173,524 aggregate gross unrealized appreciation and $146,359 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$—	$47,125	$—
Common Stocks
Consumer Discretionary	10,473	92,977	—
Consumer Staples	17,665	55,057	—
Energy	—	33,385	—
Financials	35,037	189,602	—
Industrials	14,062	42,335	—
Information Technology	10,267	186,341	—
Materials	15,313	48,669	—
All Others	—	111,724	—

Total Assets:	$102,817	$807,215	$—

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2023.

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	$526 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

At the onset of 2023, the U.S. Federal Reserve (the “Fed”) slowly continued to reduce fiscal accommodation, remaining highly attentive to inflation risks and anticipating the possible necessity of additional policy firming to reduce inflation to its 2% objective. As the year progressed, the Fed shifted focus from the amount of tightening to how long the restrictive stance should be maintained and the importance of minimizing the risk of elevated inflation with a slowing economy. At its December 2023 meeting, the Fed kept its benchmark interest rate unchanged for the third consecutive time, leaving it within the range of 5.25% to 5.50%. Additionally, the Fed signaled ending its rate-hiking campaign altogether in 2024.

Issuance of U.S. Treasurys increased in 2023. Following a mid-year debt ceiling impasse, President Biden signed the Fiscal Responsibility Act in June 2023, permitting the U.S. Treasury to again issue all necessary debt to cover expenditures. The U.S. Treasury issued over $1.6 trillion net new bills through the end of the year. Investors absorbed this new supply by reducing their use of the New York Federal Reserve (RRP) facility. Facility use fell from a 2023 calendar-year high of $2.375 trillion to a low of $683 billion by mid-December 2023.

PORTFOLIO RESULTS

The Portfolio returned 4.83% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the ICE BofA® US 3-Month Treasury Bill Index (the “Index”), returned 5.01%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

The Fed’s shifting narrative altered the investment strategy of the Portfolio throughout 2023. During the first half of the year, a shorter duration profile was maintained as a majority of Portfolio investments were targeted in overnight Repurchase Agreements and in short-dated U.S. Treasury and Agency debt. As of June 30, 2023, the weighted average maturity (“WAM”) and weighted average life (“WAL”) of the Portfolio were 15 days and 53 days, respectively. Additionally, approximately 61% of the Portfolio was allocated into overnight Repurchase Agreements, 6% in U.S. Treasury debt and 33% in U.S. Agency debt. The Portfolio’s relative performance benefited from this posture as the Fed continued to move its benchmark rate higher.

Concerns regarding the debt ceiling also impacted investment decisions. The Treasury General Account (“TGA”) cash balance fell to a low of approximately $45 billion prior to the debt ceiling resolution, significantly diminishing U.S. Treasury bill supply. To rebuild the TGA, the U.S. Treasury largely increased supply to replenish extraordinary measures and fund chronic budget deficits.

During the second half of 2023, with a shift in focus from the Fed and the debt ceiling resolved, the Portfolio’s investment bias moved toward a longer duration profile. Targeted investments in longer-tenor, fixed rate securities, specifically 6 to 12-month issuance, were executed to lock-in yields at current market levels. As of December 29, 2023, the WAM and WAL of the Portfolio were 37 days and 90 days, respectively. A longer duration profile is expected to benefit the Portfolio’s relative performance as the tightening cycle concludes and the Fed signals it will begin lowering interest rates.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

Government Money Market Portfolio (unaudited)

The Summary of Economic Projections (SEP) was updated at the Fed’s December 2023 meeting, and the median federal funds rate forecast for the end of 2024 was revised from 5.10% to 4.60%. At the end of 2023, markets were pricing in 75 bps in additional rate cuts by the Fed by the end of 2024. We believe this is slightly overdone and are looking for pockets of opportunity in the 6-month space and potentially out to 1-year to continue to lock in higher long-term rates. Our assessment of the timing and magnitude of any future downward adjustments in the Fed’s key policy rate will continue to affect our investment strategy.

Net new U.S. Treasury bill supply is expected to increase in the first quarter of 2024. Demand, in our view, will be driven by investor’s assessment of future monetary policy actions and prevailing valuations.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Money Market Investments (99.9%)	Shares/Par +	Value $ (000’s)
Repurchase Agreements (44.8%)
Tri-Party Bank of Montreal, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $20,011,844, collateralized by US Treasury Bill, 0.000%, due 5/9/2024, par and fair value of $20,792,500 and $20,400,083, respectively)	20,000,000	20,000
Tri-Party Bank of Nova Scotia, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $20,011,844, collateralized by various US Treasury obligations, 0.000% to 5.000%, due from 12/26/2024 to 11/15/2053, aggregate par and fair value of $20,471,993 and $20,412,127, respectively)	20,000,000	20,000
Tri-Party BNP Paribas, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $15,008,900, collateralized by various US Treasury obligations, 0.000% to 5.000%, due from 1/15/2024 to 11/15/2050, aggregate par and fair value of $26,749,934 and $15,300,000, respectively)	15,000,000	15,000
Tri-Party BNP Paribas, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $5,002,972, collateralized by US government sponsored agency and various US government sponsored agency obligations, 2.000% to 7.000%, due from 1/15/2026 to 12/20/2063, aggregate par and fair value of $5,224,449 and $5,100,001, respectively)	5,000,000	5,000
Tri-Party Citigroup Global Markets, Inc., 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $10,005,944, collateralized by various US government sponsored agency obligations, 5.500% to 6.500%, due from 6/20/2053 to 6/20/2053, aggregate par and fair value of $10,137,989 and $10,200,951, respectively)	10,000,000	10,000
Tri-Party Citigroup Global Markets, Inc., 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $10,005,922, collateralized by various US Treasury obligations, 4.250% to 4.625%, due from 2/28/2025 to 5/31/2025, aggregate par and fair value of $10,220,835 and $10,200,058, respectively)	10,000,000	10,000

Money Market Investments (99.9%)	Shares/Par +	Value $ (000’s)
Repurchase Agreements continued
Tri-Party Goldman Sachs Group LP, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $30,017,833, collateralized by various US government sponsored agency obligations, 2.000% to 5.500%, due from 3/20/2025 to 3/20/2051, aggregate par and fair value of $35,290,815 and $30,600,000, respectively)	30,000,000	30,000
Tri-Party Mitsubishi UFJ, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $30,017,833, collateralized by various US government sponsored agency obligations, 2.500% to 6.500%, due from 3/20/2029 to 9/20/2053, aggregate par and fair value of $30,593,687 and $30,600,000, respectively)	30,000,000	30,000
Tri-Party Mizuho Securities, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $30,017,833, collateralized by US Treasury Bond, 3.875%, due 8/15/2040, par and fair value of $31,229,451 and $30,600,021, respectively)	30,000,000	30,000
Tri-Party Morgan Stanley, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $30,017,767, collateralized by various US Treasury obligations, 0.000% to 3.625%, due from 3/31/2030 to 8/15/2042, aggregate par and fair value of $43,825,322 and $30,600,055, respectively)	30,000,000	30,000
Tri-Party Natixis S.A., 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $20,011,844, collateralized by various US Treasury obligations, 0.000% to 4.750%, due from 3/31/2026 to 11/15/2053, aggregate par and fair value of $22,643,940 and $20,400,000, respectively)	20,000,000	20,000
Tri-Party TD Securities, 0.000%, 1/2/24 (Purchased on 12/29/23, to be repurchased at $16,009,511, collateralized by various US government sponsored agency obligations, 6.000% to 8.000%, due from 3/20/2053 to 12/20/2053, aggregate par and fair value of $15,658,536 and $16,320,000, respectively)	16,000,000	16,000

Total		236,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.9%)	Shares/Par +	Value $ (000’s)
US Government & Agencies (55.1%)
Federal Farm Credit Bank, 0.000%, 9/19/24	1,290,000	1,241
Federal Farm Credit Bank, 5.125%, 12/4/24	785,000	785
Federal Farm Credit Bank, 5.445%, (US SOFR plus 0.045%), 2/20/24	4,010,000	4,010
Federal Farm Credit Bank, 5.450%, (US SOFR plus 0.050%), 5/9/24	2,425,000	2,425
Federal Farm Credit Bank, 5.455%, (US SOFR plus 0.055%), 1/10/24	505,000	505
Federal Farm Credit Bank, 5.485%, (US SOFR plus 0.085%), 9/23/24	1,720,000	1,720
Federal Farm Credit Bank, 5.490%, (US SOFR plus 0.090%), 8/26/24	4,540,000	4,540
Federal Farm Credit Bank, 5.500%, (US SOFR plus 0.100%), 8/1/24	1,095,000	1,095
Federal Farm Credit Bank, 5.540%, (US SOFR plus 0.140%), 11/7/24	3,100,000	3,100
Federal Farm Credit Bank, 5.540%, (US SOFR plus 0.140%), 5/27/25	3,225,000	3,225
Federal Farm Credit Bank, 5.570%, (US SOFR plus 0.170%), 1/23/25	2,685,000	2,685
Federal Home Loan Bank, 0.000%, 2/5/24	292,000	291
Federal Home Loan Bank, 0.000%, 6/17/24	500,000	488
Federal Home Loan Bank, 0.000%, 2/9/24	7,580,000	7,539
Federal Home Loan Bank, 0.000%, 2/2/24	1,810,000	1,803
Federal Home Loan Bank, 0.000%, 2/15/24	1,645,000	1,634
Federal Home Loan Bank, 0.000%, 3/1/24	990,000	981
Federal Home Loan Bank, 0.000%, 6/10/24	9,650,000	9,423
Federal Home Loan Bank, 0.000%, 4/15/24	1,815,000	1,787
Federal Home Loan Bank, 0.000%, 11/1/24	5,148,000	4,929
Federal Home Loan Bank, 0.000%, 11/4/24	1,194,000	1,144
Federal Home Loan Bank, 0.000%, 8/2/24	1,425,000	1,382
Federal Home Loan Bank, 0.000%, 9/3/24	593,000	573
Federal Home Loan Bank, 0.000%, 1/4/24	3,160,000	3,159
Federal Home Loan Bank, 4.900%, 4/15/24	3,595,000	3,588
Federal Home Loan Bank, 5.430%, (US SOFR plus 0.030%), 1/4/24	7,800,000	7,800
Federal Home Loan Bank, 5.435%, (US SOFR plus 0.035%), 1/19/24	3,420,000	3,420
Federal Home Loan Bank, 5.435%, (US SOFR plus 0.035%), 1/26/24	7,550,000	7,550
Federal Home Loan Bank, 5.435%, (US SOFR plus 0.035%), 2/5/24	2,100,000	2,100
Federal Home Loan Bank, 5.440%, (US SOFR plus 0.040%), 1/23/24	3,180,000	3,180
Federal Home Loan Bank, 5.440%, (US SOFR plus 0.040%), 1/29/24	2,400,000	2,400
Federal Home Loan Bank, 5.440%, (US SOFR plus 0.040%), 2/20/24	13,760,000	13,760
Federal Home Loan Bank, 5.450%, (US SOFR plus 0.050%), 3/25/24	4,240,000	4,240
Federal Home Loan Bank, 5.470%, (US SOFR plus 0.070%), 7/12/24	780,000	780
Federal Home Loan Bank, 5.480%, (US SOFR plus 0.080%), 1/24/24	8,000,000	8,000
Federal Home Loan Bank, 5.505%, (US SOFR plus 0.105%), 10/28/24	2,300,000	2,300
Federal Home Loan Bank, 5.530%, 1/8/25	2,155,000	2,155
Federal Home Loan Bank, 5.560%, (US SOFR plus 0.160%), 7/21/25	4,330,000	4,330
Federal Home Loan Bank, 5.600%, (US SOFR plus 0.200%), 11/13/25	3,270,000	3,270

Money Market Investments (99.9%)	Shares/Par +	Value $ (000’s)
US Government & Agencies continued
US Treasury, 0.000%, 1/11/24	5,135,000	5,127
US Treasury, 0.000%, 9/5/24	1,840,000	1,775
US Treasury, 0.000%, 1/18/24	25,090,000	25,027
US Treasury, 0.000%, 4/4/24	5,815,000	5,734
US Treasury, 0.000%, 2/6/24	3,135,000	3,118
US Treasury, 0.000%, 2/13/24	7,956,000	7,905
US Treasury, 0.000%, 4/18/24	3,525,000	3,469
US Treasury, 0.000%, 1/2/24	1,314,000	1,314
US Treasury, 0.000%, 1/4/24	3,650,000	3,648
US Treasury, 0.000%, 2/22/24	969,000	962
US Treasury, 0.000%, 2/29/24	2,075,100	2,057
US Treasury, 0.000%, 6/13/24	3,251,000	3,177
US Treasury, 0.000%, 5/16/24	12,060,000	11,820
US Treasury, 0.000%, 10/31/24	912,000	873
US Treasury, 0.000%, 5/9/24	9,995,000	9,807
US Treasury, 0.000%, 5/23/24	14,635,000	14,331
US Treasury, 0.000%, 3/5/24	1,090,000	1,080
US Treasury, 0.000%, 3/12/24	3,448,000	3,412
US Treasury, 0.000%, 3/19/24	12,910,000	12,763
US Treasury, 0.000%, 6/20/24	8,102,400	7,905
US Treasury, 0.000%, 2/8/24	626,000	622
US Treasury, 0.000%, 1/30/24	1,120,000	1,115
US Treasury, 0.000%, 4/16/24	1,464,000	1,441
US Treasury, 5.256%, (US Treasury 3 Month Bill Money Market Yield less 0.075%), 4/30/24	5,315,000	5,314
US Treasury, 5.456%, (US Treasury 3 Month Bill Money Market Yield plus 0.125%), 7/31/25	10,740,000	10,738
US Treasury, 5.471%, (US Treasury 3 Month Bill Money Market Yield plus 0.140%), 10/31/24	4,025,000	4,028
US Treasury, 5.501%, (US Treasury 3 Month Bill Money Market Yield plus 0.170%), 10/31/25	7,131,000	7,129
US Treasury, 5.531%, (US Treasury 3 Month Bill Money Market Yield plus 0.200%), 1/31/25	5,000,000	5,000

Total		290,028

Total Money Market Investments (Cost: $526,028)		526,028

Total Investments (99.9%) (Cost: $526,028)		526,028

Other Assets, Less Liabilities (0.1%)		356

Net Assets (100.0%)		526,384

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments	$—	$526,028	$—

Total Assets:	$—	$526,028	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$385 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s effective dollar-weighted average maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

Shifts in market expectations for monetary policy contributed to notable volatility in U.S. Treasury yields across 2023. The two-year U.S. Treasury note yield began the period at 4.41% and reached 5.19% by October before ending the period at 4.23% as the U.S. Federal Reserve (the “Fed”) signaled the end of its most aggressive rate hike campaign since the 1980s.

U.S. Treasury yields fell sharply in the final two months of 2023 and ended the period lower across most key rates, despite the Fed electing to keep the fed funds target rate unchanged at its November and December 2023 meetings. Intermediate- and long-term U.S. Treasury yields declined more significantly as inflation continued to show signs of waning.

Yields on investment grade corporate bonds and securitized credits followed U.S. Treasury yields lower late in the period, bringing total returns across spread sectors into positive territory. Risk sentiment improved during the rally, and corporate bonds and securitized sectors outpaced U.S. Treasuries on a total return basis for the year. Among spread sectors, corporate bonds were notable outperformers in terms of total and excess return as yields fell and credit spreads tightened. Securitized sectors — asset-backed securities (“ABS”), commercial mortgage-backed securities and residential mortgage-backed securities (“RMBS”) — also generated positive total and excess returns.

PORTFOLIO RESULTS

The Portfolio returned 5.26% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® 1–3 Year U.S. Government/Credit Index (the “Index”), returned 4.61%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Sector allocation contributed to the Portfolio’s relative performance for the reporting period. An out-of-benchmark allocation to RMBS contributed, as the interest rate-sensitive sector benefited from the rally in U.S. Treasury yields seen in late 2023. An out-of-benchmark allocation to ABS also contributed, as the shorter-duration sector performed well during periods of rising U.S. Treasury yields.

An overweight to investment grade corporate bonds and a corresponding underweight to U.S. Treasurys also contributed to the Portfolio’s relative return amid periods of limited new supply, encouraging corporate earnings reports and a late 2023 improvement in risk sentiment. Security selection within investment grade corporate bonds also contributed. In addition, specific positioning across the yield curve aided relative performance as the Portfolio’s preference to hold longer maturities was beneficial in a period that realized greater volatility in front-end rates.

On the downside, interest rate management detracted in aggregate, declining due to average duration positioning. While the Portfolio’s duration ended the period slightly lower than where it began, duration ticked upward through the first half of 2023. As a result of this upward trend, the Portfolio’s profile was slightly long relative to the benchmark, which weighed on relative performance, as U.S. Treasury yields rose during much of the trailing one-year period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Short-Term Bond Portfolio (unaudited)

As the Fed’s preferred measure of inflation continued to decelerate while U.S. growth simultaneously remained resilient, market sentiment began to price in the possibility of the Fed orchestrating a soft landing. With this in mind, front-end rates have likely seen a peak for this cycle, but we are well positioned to capitalize on elevated yield opportunities with rate inversion still persistent across the yield curve, in our view.

While rate and spread volatility could oscillate and persist as additional economic data adjusts the forecast and timing for interest rate cuts, we agree that cuts are the most logical next step for the Fed should macroeconomic data continue to cool. However, we acknowledge that the path to sustainable lower inflation could get bumpier if the trend of economic data deviates from current market expectations.

In the current environment, active management can play an even more instrumental role in achieving investor objectives. Our continued goal is to provide high quality, consistent yield and income appropriate for a short-term bond strategy with modest credit and duration risk. Using the breadth and depth of our global research platform, we will look to selectively add to high conviction positions as volatility creates attractive entry points.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	5.26%	1.80%	1.44%
Bloomberg® 1-3 Year U.S. Government/ Credit Bond Index	4.61%	1.51%	1.27%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

US Treasury, Various	17.6%

Federal National Mortgage Association, Various	2.9%

Government National Mortgage Association, Various	1.1%

Federal Home Loan Mortgage Corp., Various	0.8%

AbbVie, Inc., Various	0.8%

The Goldman Sachs Group, Inc., Various	0.8%

Vistra Operations Co. LLC, Various	0.8%

Bank of America Corp., Various	0.7%

Bank of Montreal, Various	0.7%

JPMorgan Chase & Co., Various	0.7%

Sector Allocation 12/31/23

Sector	% of Net Assets

Corporate Bonds	49.4%

Structured Products	29.2%

Governments	18.8%

Short-Term Investments & Other Net Assets	2.5%

Municipal Bonds	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Basic Materials (1.2%)
ArcelorMittal 3.600%, 7/16/24	225,000	222
Celanese US Holdings LLC 6.050%, 3/15/25	334,000	336
Celulosa Arauco y Constitucion SA 4.500%, 8/1/24	365,000	361
Ecolab, Inc. 1.650%, 2/1/27	215,000	197
5.250%, 1/15/28	625,000	645
LYB International Finance III, LLC 1.250%, 10/1/25	373,000	348
Nucor Corp. 2.000%, 6/1/25	155,000	149
3.950%, 5/23/25	275,000	271
Nutrien, Ltd. 4.900%, 3/27/28	240,000	242
POSCO 4.375%, 8/4/25 §	1,000,000	985
The Sherwin-Williams Co. 4.050%, 8/8/24	155,000	154
4.250%, 8/8/25	230,000	228
Steel Dynamics, Inc. 2.800%, 12/15/24	200,000	195
Westlake Chemical Corp. 0.875%, 8/15/24	435,000	422

Total		4,755

Communications (2.9%)
AT&T, Inc. 4.100%, 2/15/28	205,000	200
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 7/23/25	2,090,000	2,070
6.150%, 11/10/26	255,000	261
Cox Communications, Inc. 3.150%, 8/15/24 144A	1,023,000	1,006
3.500%, 8/15/27 144A	215,000	204
Crown Castle Towers LLC 4.241%, 7/15/48 144A	175,000	166
KT Corp. 4.000%, 8/8/25 144A	1,020,000	1,003
Meta Platforms, Inc. 4.600%, 5/15/28	400,000	406
NBN Co., Ltd. 1.450%, 5/5/26 144A	1,000,000	923
NTT Finance Corp. 0.583%, 3/1/24 144A	265,000	263
4.142%, 7/26/24 144A	200,000	199
4.239%, 7/25/25 144A	200,000	198
Rogers Communications, Inc. 2.950%, 3/15/25	930,000	902
3.200%, 3/15/27	690,000	659
T-Mobile USA, Inc. 2.250%, 2/15/26	470,000	445
3.500%, 4/15/25	595,000	582

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Communications continued
Verizon Communications, Inc. 0.850%, 11/20/25	500,000	465
1.450%, 3/20/26	650,000	605
2.625%, 8/15/26	845,000	805

Total		11,362

Consumer, Cyclical (5.8%)
7-Eleven, Inc. 0.800%, 2/10/24 144A	325,000	323
Advance Auto Parts, Inc. 5.900%, 3/9/26	475,000	473
American Airlines Pass Through Trust, Series 2017-2, Class B 3.700%, 4/15/27	170,908	161
Aptiv PLC / Aptiv Corp. 2.396%, 2/18/25	130,000	126
AutoZone, Inc. 3.125%, 4/18/24	515,000	511
3.625%, 4/15/25	235,000	231
6.250%, 11/1/28	370,000	393
Brunswick Corp. 0.850%, 8/18/24	685,000	663
Daimler Finance North America LLC 1.625%, 12/13/24 144A	580,000	559
5.150%, 1/16/26 144A	165,000	165
5.200%, 1/17/25 144A	215,000	215
Dollar General Corp. 4.625%, 11/1/27	145,000	144
5.200%, 7/5/28	347,000	352
Ford Motor Credit Co. LLC 5.125%, 6/16/25	605,000	597
6.798%, 11/7/28	315,000	330
General Motors Financial Co., Inc. 2.900%, 2/26/25	965,000	936
5.400%, 4/6/26	300,000	302
Genuine Parts Co. 1.750%, 2/1/25	220,000	211
Hasbro, Inc. 3.000%, 11/19/24	1,030,000	1,005
Hyundai Capital America 0.800%, 1/8/24 144A	390,000	390
0.875%, 6/14/24 144A	510,000	498
1.000%, 9/17/24 144A	255,000	247
5.500%, 3/30/26 144A	270,000	271
5.600%, 3/30/28 144A	350,000	355
6.250%, 11/3/25 144A	260,000	264
Hyundai Motor Co. 2.125%, 4/24/25 144A	200,000	192
Lowe’s Companies, Inc. 3.350%, 4/1/27	175,000	169
4.400%, 9/8/25	660,000	655
4.800%, 4/1/26	385,000	385
Marriott International, Inc. 3.600%, 4/15/24	1,160,000	1,154
3.750%, 3/15/25	110,000	108
4.900%, 4/15/29	120,000	121

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
5.450%, 9/15/26	195,000	198
5.750%, 5/1/25	120,000	121
Mattel, Inc. 3.375%, 4/1/26 144A	445,000	423
5.875%, 12/15/27 144A	485,000	484
Mercedes-Benz Finance North America LLC 4.800%, 3/30/26 144A	410,000	410
Nordstrom, Inc. 2.300%, 4/8/24	85,000	84
O’Reilly Automotive, Inc. 5.750%, 11/20/26	380,000	389
Ross Stores, Inc. 0.875%, 4/15/26	625,000	573
3.375%, 9/15/24	135,000	133
4.600%, 4/15/25	1,355,000	1,344
Starbucks Corp. 4.750%, 2/15/26	465,000	467
Stellantis Finance US, Inc. 1.711%, 1/29/27 144A	260,000	236
Tapestry, Inc. 7.000%, 11/27/26	95,000	99
7.050%, 11/27/25	80,000	82
Toyota Motor Credit Corp. 3.050%, 3/22/27	325,000	311
VF Corp. 2.400%, 4/23/25	881,000	842
2.800%, 4/23/27	455,000	418
Volkswagen Group of America Finance LLC 3.950%, 6/6/25 144A	390,000	382
5.700%, 9/12/26 144A	335,000	340
5.800%, 9/12/25 144A	395,000	398
6.000%, 11/16/26 144A	380,000	389
WarnerMedia Holdings, Inc. 3.755%, 3/15/27	1,545,000	1,480
6.412%, 3/15/26	275,000	275

Total		22,384

Consumer, Non-cyclical (8.8%)
AbbVie, Inc. 2.600%, 11/21/24	1,935,000	1,890
2.950%, 11/21/26	1,120,000	1,074
3.200%, 5/14/26	100,000	97
Amgen, Inc. 5.250%, 3/2/25	215,000	215
AstraZeneca Finance LLC 1.200%, 5/28/26	805,000	745
BAT International Finance PLC 1.668%, 3/25/26	475,000	441
4.448%, 3/16/28	1,010,000	993
Becton Dickinson and Co. 3.363%, 6/6/24	690,000	683
3.734%, 12/15/24	170,000	167
4.693%, 2/13/28	805,000	808
Cardinal Health, Inc. 3.079%, 6/15/24	310,000	306
3.500%, 11/15/24	525,000	516
Coca-Cola European Partners PLC 0.800%, 5/3/24 144A	1,335,000	1,310
1.500%, 1/15/27 144A	200,000	181

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
Constellation Brands, Inc. 3.600%, 5/9/24	485,000	481
CSL Finance PLC 3.850%, 4/27/27 144A	200,000	195
CVS Health Corp. 1.300%, 8/21/27	945,000	839
2.875%, 6/1/26	265,000	253
3.000%, 8/15/26	220,000	210
5.000%, 2/20/26	560,000	563
Elevance Health, Inc. 5.350%, 10/15/25	180,000	181
ERAC USA Finance LLC 4.600%, 5/1/28 144A	735,000	730
HCA, Inc. 3.125%, 3/15/27	580,000	550
5.375%, 2/1/25	350,000	350
5.875%, 2/15/26	390,000	393
Health Care Service Corp. 1.500%, 6/1/25 144A	780,000	740
HPHT Finance 19, Ltd. 2.875%, 11/5/24 §	1,200,000	1,175
Humana, Inc. 1.350%, 2/3/27	75,000	68
3.850%, 10/1/24	545,000	538
4.500%, 4/1/25	565,000	560
5.750%, 3/1/28	140,000	146
Imperial Brands Finance PLC 3.125%, 7/26/24 144A	1,055,000	1,038
4.250%, 7/21/25 144A	710,000	697
IQVIA, Inc. 6.250%, 2/1/29 144A	255,000	266
JDE Peet’s NV 0.800%, 9/24/24 144A	295,000	284
Kenvue, Inc. 5.350%, 3/22/26	250,000	254
Mars, Inc. 2.700%, 4/1/25 144A	370,000	360
4.550%, 4/20/28 144A	770,000	774
Mondelez International, Inc. 2.125%, 3/17/24	410,000	407
2.625%, 3/17/27	415,000	391
4.250%, 9/15/25 144A	305,000	301
Moody’s Corp. 3.750%, 3/24/25	505,000	497
Mylan NV 3.950%, 6/15/26	935,000	904
PeaceHealth Obligated Group 1.375%, 11/15/25	105,000	98
Pelabuhan Indonesia Persero PT 4.875%, 10/1/24	950,000	942
Perrigo Finance Unlimited Co. 3.900%, 12/15/24	372,000	361
Pfizer Investment Enterprises Pte., Ltd. 4.450%, 5/19/26	985,000	982
4.450%, 5/19/28	590,000	590
Philip Morris International, Inc. 4.875%, 2/13/26	490,000	492
5.000%, 11/17/25	295,000	296
5.125%, 11/15/24	585,000	584

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
Revvity, Inc. 0.850%, 9/15/24	745,000	719
S&P Global, Inc. 2.450%, 3/1/27	1,120,000	1,056
UnitedHealth Group, Inc. 3.700%, 5/15/27	605,000	593
4.250%, 1/15/29	507,000	506
5.150%, 10/15/25	535,000	541
5.250%, 2/15/28	380,000	393
Viatris, Inc. 1.650%, 6/22/25	800,000	758
2.300%, 6/22/27	429,000	389
Viterra Finance BV 4.900%, 4/21/27 144A	600,000	595
Zoetis, Inc. 5.400%, 11/14/25	575,000	580

Total		34,046

Energy (3.3%)
Aker BP ASA 2.000%, 7/15/26 144A	246,000	227
Canadian Natural Resources, Ltd. 2.050%, 7/15/25	760,000	724
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	910,000	912
Columbia Pipelines Holding Co. LLC 6.055%, 8/15/26 144A	90,000	92
DCP Midstream Operating LP 5.375%, 7/15/25	1,040,000	1,041
Enbridge, Inc. 2.150%, 2/16/24	275,000	274
2.500%, 1/15/25	640,000	621
2.500%, 2/14/25	330,000	320
5.900%, 11/15/26	230,000	236
6.000%, 11/15/28	190,000	199
Energy Transfer LP 2.900%, 5/15/25	115,000	111
4.250%, 4/1/24	35,000	35
4.900%, 2/1/24	425,000	424
5.875%, 1/15/24	1,054,000	1,054
6.050%, 12/1/26	875,000	900
Equinor ASA 2.875%, 4/6/25	880,000	858
Gray Oak Pipeline LLC 2.600%, 10/15/25 144A	205,000	194
ONEOK, Inc. 5.550%, 11/1/26	410,000	417
Ovintiv, Inc. 5.650%, 5/15/25	465,000	467
Pioneer Natural Resources Co. 5.100%, 3/29/26	505,000	509
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	700,000	701
5.750%, 5/15/24	103,000	103
Schlumberger Finance Canada, Ltd. 1.400%, 9/17/25	155,000	147
TransCanada PipeLines, Ltd. 6.203%, 3/9/26	910,000	910
The Williams Cos., Inc. 5.400%, 3/2/26	985,000	995

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Energy continued
Williams Partners LP 4.300%, 3/4/24	145,000	145

Total		12,616

Financial (19.0%)
ABN AMRO Bank NV 6.339%, (US Treasury Yield Curve Rate
T Note Constant Maturity 1 Year plus 1.650%), 9/18/27 144A α	400,000	409
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.650%, 10/29/24	331,000	319
4.875%, 1/16/24	550,000	550
6.100%, 1/15/27	420,000	429
6.450%, 4/15/27	842,000	872
American Express Co. 2.250%, 3/4/25	975,000	943
American Tower Corp. 1.600%, 4/15/26	931,000	861
2.400%, 3/15/25	360,000	348
3.550%, 7/15/27	379,000	363
5.000%, 2/15/24	225,000	225
Athene Global Funding 1.716%, 1/7/25 144A	930,000	891
2.514%, 3/8/24 144A	1,165,000	1,157
Avolon Holdings Funding, Ltd. 2.125%, 2/21/26 144A	610,000	565
2.875%, 2/15/25 144A	435,000	420
3.950%, 7/1/24 144A	130,000	128
6.375%, 5/4/28 144A	185,000	189
Banco del Estado de Chile 2.704%, 1/9/25 144A	260,000	251
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander Mexico 5.375%, 4/17/25 §	800,000	799
Banco Santander SA 3.496%, 3/24/25	600,000	587
5.770%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.450%), 6/30/24 α	600,000	600
Bank Mandiri Persero Tbk PT 5.500%, 4/4/26 §	670,000	671
Bank of America Corp. 0.976%, (US SOFR plus 0.690%), 4/22/25 α	605,000	595
1.734%, (US SOFR plus 0.960%), 7/22/27 α	450,000	412
1.843%, (US SOFR plus 0.670%), 2/5/25 α	460,000	458
3.384%, (US SOFR plus 1.330%), 4/2/26 α	580,000	564
3.841%, (US SOFR plus 1.110%), 4/25/25 α	415,000	412
5.080%, (US SOFR plus 1.290%), 1/20/27 α	395,000	394
Bank of Montreal 3.700%, 6/7/25	775,000	759
4.250%, 9/14/24	390,000	386
5.300%, 6/5/26	455,000	459
5.920%, 9/25/25	1,100,000	1,117
The Bank of New York Mellon Corp. 4.414%, (US SOFR plus 1.345%), 7/24/26 α	515,000	509
4.947%, (US SOFR plus 1.026%), 4/26/27 α	560,000	560
5.148%, (US SOFR plus 1.067%), 5/22/26 α	410,000	410

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Financial continued
Banque Federative du Credit Mutuel SA 0.650%, 2/27/24 144A	505,000	501
0.998%, 2/4/25 144A	665,000	634
4.935%, 1/26/26 144A	400,000	399
Barclays PLC
5.304%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 8/9/26 α	385,000	383
7.325%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.050%), 11/2/26 α	390,000	403
Brighthouse Financial Global Funding 1.000%, 4/12/24 144A	495,000	488
1.550%, 5/24/26 144A	145,000	133
Brixmor Operating Partnership LP 3.650%, 6/15/24	440,000	434
CaixaBank SA
6.208%, (US SOFR plus 2.700%), 1/18/29 144A α	590,000	602
6.684%, (US SOFR plus 2.080%), 9/13/27 144A α	615,000	630
Capital One Financial Corp. 2.636%, (US SOFR plus 1.290%), 3/3/26 α	585,000	561
4.250%, 4/30/25	120,000	118
4.985%, (US SOFR plus 2.160%), 7/24/26 α	460,000	455
6.312%, (US SOFR plus 2.640%), 6/8/29 α	255,000	262
7.149%, (US SOFR plus 2.440%), 10/29/27 α	240,000	249
The Charles Schwab Corp. 2.450%, 3/3/27	1,316,000	1,225
4.200%, 3/24/25	525,000	519
Citigroup, Inc. 0.981%, (US SOFR plus 0.669%), 5/1/25 α	500,000	491
3.106%, (US SOFR plus 2.842%), 4/8/26 α	650,000	632
4.140%, (US SOFR plus 1.372%), 5/24/25 α	555,000	552
4.400%, 6/10/25	250,000	247
CNO Global Funding 1.650%, 1/6/25 144A	685,000	654
1.750%, 10/7/26 144A	830,000	750
Cooperatieve Rabobank UA 3.875%, 8/22/24	355,000	351
Corebridge Financial, Inc. 3.500%, 4/4/25	455,000	444
Credit Suisse AG 0.495%, 2/2/24	485,000	483
Creditcorp, Ltd. 2.750%, 6/17/25 144A	200,000	191
Crown Castle International Corp. 1.050%, 7/15/26	615,000	555
2.900%, 3/15/27	580,000	542
4.450%, 2/15/26	570,000	561
5.000%, 1/11/28	185,000	184
Crown Castle, Inc. 5.600%, 6/1/29	295,000	302
Danske Bank A/S
3.773%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.450%), 3/28/25 144A α	405,000	403
5.375%, 1/12/24 144A	455,000	455

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Financial continued
6.259%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.180%), 9/22/26 144A α	265,000	270
Discover Bank 2.450%, 9/12/24	580,000	566
Equitable Financial Life Global Funding 1.000%, 1/9/26 144A	210,000	192
1.100%, 11/12/24 144A	530,000	510
1.400%, 7/7/25 144A	75,000	71
1.700%, 11/12/26 144A	305,000	275
Essex Portfolio LP 3.875%, 5/1/24	600,000	596
Fifth Third Bancorp 6.339%, (US SOFR plus 2.340%), 7/27/29 α	210,000	219
Fifth Third Bank NA 2.250%, 2/1/27	250,000	231
5.852%, (US SOFR Index plus 1.230%), 10/27/25 α	1,235,000	1,232
First American Financial Corp. 4.600%, 11/15/24	195,000	193
The Goldman Sachs Group, Inc. 1.757%, (US SOFR plus 0.730%), 1/24/25 α	565,000	563
3.500%, 4/1/25	490,000	479
4.482%, (US SOFR plus 1.725%), 8/23/28 α	465,000	457
5.700%, 11/1/24	230,000	231
5.798%, (US SOFR plus 1.075%), 8/10/26 α	625,000	631
5.824%, (US SOFR plus 0.505%), 9/10/24	335,000	334
5.828%, (US SOFR plus 0.486%), 10/21/24	315,000	315
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26 α	910,000	865
Huntington National Bank 5.699%, (US SOFR plus 1.215%), 11/18/25 α	270,000	267
ING Groep NV 6.083%, (US SOFR plus 1.560%), 9/11/27 α	360,000	367
Jackson National Life Global Funding 1.750%, 1/12/25 144A	620,000	594
JPMorgan Chase & Co.
0.824%, (US SOFR 3 Month plus 0.540%), 6/1/25 α	560,000	548
2.083%, (US SOFR plus 1.850%), 4/22/26 α	890,000	852
4.080%, (US SOFR plus 1.320%), 4/26/26 α	865,000	851
6.234%, (US SOFR plus 0.885%), 4/22/27	350,000	349
Kilroy Realty LP 4.375%, 10/1/25	180,000	175
LeasePlan Corp. NV 2.875%, 10/24/24 144A	1,005,000	982
LPL Financial Holdings, Inc. 6.750%, 11/17/28	190,000	203
LSEGA Financing PLC 0.650%, 4/6/24 144A	1,105,000	1,089
Marsh & McLennan Cos., Inc. 3.750%, 3/14/26	105,000	103
3.875%, 3/15/24	345,000	344
Metropolitan Life Global Funding I 0.400%, 1/7/24 144A	430,000	430
Mitsubishi UFJ Financial Group, Inc.
0.953%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.550%), 7/19/25 α	785,000	765

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Financial continued
Morgan Stanley
1.164%, (US SOFR plus 0.560%), 10/21/25 α	445,000	428
2.630%, (US SOFR plus 0.940%), 2/18/26 α	545,000	527
3.620%, (US SOFR plus 1.160%), 4/17/25 α	390,000	388
5.050%, (US SOFR plus 1.295%), 1/28/27 α	225,000	225
6.138%, (US SOFR plus 1.770%), 10/16/26 α	525,000	534
Morgan Stanley Bank NA 4.754%, 4/21/26	475,000	475
Nasdaq, Inc. 5.650%, 6/28/25	95,000	96
NatWest Markets PLC 0.800%, 8/12/24 144A	390,000	378
Northern Trust Corp. 3.950%, 10/30/25	330,000	324
Park Aerospace Holdings, Ltd. 5.500%, 2/15/24 144A	245,000	245
The PNC Financial Services Group, Inc.
4.758%, (US SOFR Index plus 1.085%), 1/26/27 α	575,000	570
5.671%, (US SOFR Index plus 1.090%), 10/28/25 α	760,000	760
5.812%, (US SOFR plus 1.322%), 6/12/26 α	215,000	216
Principal Life Global Funding II 0.750%, 4/12/24 144A	530,000	522
Public Storage 5.125%, 1/15/29	205,000	212
5.819%, (US SOFR plus 0.470%), 4/23/24	280,000	280
QNB Finance, Ltd. 3.500%, 3/28/24 §	880,000	875
Realty Income Corp. 5.050%, 1/13/26	140,000	140
Santander Holdings USA, Inc. 2.490%, (US SOFR plus 1.249%), 1/6/28 α	410,000	375
SBA Tower Trust 1.631%, 5/15/51 144A	280,000	250
1.884%, 1/15/26 144A	160,000	148
2.836%, 1/15/50 144A	770,000	744
3.869%, 10/15/49 144A	120,000	118
6.599%, 11/15/52 144A	325,000	334
Simon Property Group LP 2.000%, 9/13/24	225,000	220
3.375%, 10/1/24	450,000	443
Standard Chartered PLC
0.991%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.780%), 1/12/25 144A α	220,000	220
1.822%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.950%), 11/23/25 144A α	255,000	246
State Street Corp. 4.857%, (US SOFR plus 0.604%), 1/26/26 α	245,000	244
5.104%, (US SOFR plus 1.130%), 5/18/26 α	385,000	385
5.272%, 8/3/26	685,000	695
Svenska Handelsbanken AB 0.550%, 6/11/24 144A	420,000	410
Synchrony Financial 4.250%, 8/15/24	1,130,000	1,118

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Financial continued
The Toronto-Dominion Bank 4.285%, 9/13/24	985,000	977
5.532%, 7/17/26	970,000	988
Truist Financial Corp. 5.729%, (US SOFR plus 0.400%), 6/9/25	410,000	404
UBS AG 0.700%, 8/9/24 144A	280,000	272
UBS Group AG
1.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.850%), 8/10/27 144A α	215,000	194
4.488%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.550%), 5/12/26 144A α	200,000	197
4.490%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 8/5/25 144A α	565,000	561
6.327%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 12/22/27 144A α	425,000	438
US Bancorp 4.548%, (US SOFR plus 1.660%), 7/22/28 α	1,080,000	1,064
5.727%, (US SOFR plus 1.430%), 10/21/26 α	320,000	322
Wells Fargo & Co. 2.188%, (US SOFR plus 2.000%), 4/30/26 α	400,000	383
3.526%, (US SOFR plus 1.510%), 3/24/28 α	375,000	358
3.908%, (US SOFR plus 1.320%), 4/25/26 α	610,000	598
4.540%, (US SOFR plus 1.560%), 8/15/26 α	590,000	584
The Western Union Co. 2.850%, 1/10/25	1,225,000	1,190
WP Carey, Inc. 4.600%, 4/1/24	805,000	802

Total		73,031

Industrial (2.7%)
Amcor Flexibles North America, Inc. 4.000%, 5/17/25	450,000	442
Amphenol Corp. 2.050%, 3/1/25	405,000	391
4.750%, 3/30/26	205,000	205
Canadian Pacific Railway Co. 1.350%, 12/2/24	725,000	699
1.750%, 12/2/26	315,000	291
Carrier Global Corp. 2.242%, 2/15/25	117,000	113
DAE Funding LLC 1.550%, 8/1/24 144A	265,000	258
Deere & Co. 2.750%, 4/15/25	195,000	190
GATX Corp. 3.250%, 3/30/25	870,000	847
3.250%, 9/15/26	360,000	343
3.850%, 3/30/27	164,000	157
4.350%, 2/15/24	772,000	770
Mohawk Industries, Inc. 5.850%, 9/18/28	310,000	321
Otis Worldwide Corp. 2.056%, 4/5/25	485,000	466

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Industrial continued
Owens Corning, Inc. 3.400%, 8/15/26	66,000	64
Parker Hannifin Corp. 3.650%, 6/15/24	875,000	867
Penske Truck Leasing Co. LP / PTL Finance Corp. 2.700%, 11/1/24 144A	497,000	483
3.450%, 7/1/24 144A	200,000	198
3.900%, 2/1/24 144A	620,000	619
5.750%, 5/24/26 144A	495,000	499
Regal Rexnord Corp. 6.050%, 2/15/26 144A	370,000	374
Republic Services, Inc. 0.875%, 11/15/25	120,000	111
2.500%, 8/15/24	495,000	486
4.875%, 4/1/29	170,000	173
SMBC Aviation Capital Finance DAC 3.550%, 4/15/24 144A	400,000	397
Tyco Electronics Group SA 4.500%, 2/13/26	530,000	528

Total		10,292

Technology (2.7%)
Analog Devices, Inc.
5.603%, (US SOFR Index plus 0.250%), 10/1/24	170,000	170
CDW LLC / CDW Finance Corp. 5.500%, 12/1/24	180,000	179
Fidelity National Information Services, Inc. 0.600%, 3/1/24	310,000	307
4.500%, 7/15/25	305,000	302
Fiserv, Inc. 2.750%, 7/1/24	800,000	788
Fortinet, Inc. 1.000%, 3/15/26	380,000	348
Intuit, Inc. 5.250%, 9/15/26	965,000	984
Microchip Technology, Inc. 0.972%, 2/15/24	685,000	681
0.983%, 9/1/24	560,000	543
Micron Technology, Inc. 4.185%, 2/15/27	95,000	93
4.975%, 2/6/26	100,000	100
5.375%, 4/15/28	575,000	585
NXP BV / NXP Funding LLC 4.875%, 3/1/24	520,000	519
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.700%, 5/1/25	445,000	429
3.150%, 5/1/27	40,000	38
3.875%, 6/18/26	340,000	331
4.400%, 6/1/27	80,000	79
Oracle Corp. 2.500%, 4/1/25	1,250,000	1,208
Qorvo, Inc. 1.750%, 12/15/24	275,000	264
Roper Technologies, Inc. 1.000%, 9/15/25	115,000	108
2.350%, 9/15/24	165,000	161
Take-Two Interactive Software, Inc. 3.300%, 3/28/24	19,000	19

Corporate Bonds (49.4%)	Shares/ Par +	Value $ (000’s)
Technology continued
3.550%, 4/14/25	295,000	289
5.000%, 3/28/26	585,000	588
Western Digital Corp. 4.750%, 2/15/26	990,000	971
Workday, Inc. 3.500%, 4/1/27	265,000	256

Total		10,340

Utilities (3.0%)
The AES Corp. 3.300%, 7/15/25 144A	365,000	352
American Electric Power Co., Inc. 5.200%, 1/15/29	675,000	684
APT Pipelines, Ltd. 4.200%, 3/23/25 144A	1,335,000	1,315
Constellation Energy Generation, LLC 5.600%, 3/1/28	315,000	324
DTE Energy Co. 4.220%, 11/1/24	550,000	544
Enel Finance International NV 1.375%, 7/12/26 144A	645,000	587
2.650%, 9/10/24 144A	1,000,000	976
6.800%, 10/14/25 144A	200,000	205
NextEra Energy Capital Holdings, Inc. 1.875%, 1/15/27	685,000	630
4.450%, 6/20/25	540,000	535
5.749%, 9/1/25	280,000	283
6.051%, 3/1/25	255,000	257
NiSource, Inc. 5.250%, 3/30/28	130,000	133
NRG Energy, Inc. 3.750%, 6/15/24 144A	270,000	267
Pacific Gas & Electric Co. 3.500%, 6/15/25	555,000	538
Sempra Energy 3.300%, 4/1/25	385,000	376
5.400%, 8/1/26	270,000	273
Southern California Gas Co. 2.950%, 4/15/27	410,000	389
Vistra Operations Co. LLC 3.550%, 7/15/24 144A	2,390,000	2,356
5.125%, 5/13/25 144A	610,000	604

Total		11,628

Total Corporate Bonds (Cost: $192,945)		190,454

Governments (18.8%)
Governments (18.8%)
Federal Home Loan Bank 5.000%, 2/28/25	1,390,000	1,395
Korea Electric Power Corp. 5.375%, 4/6/26 144A	1,000,000	1,010
Korea Housing Finance Corp. 4.625%, 2/24/28 144A	960,000	958
Korea Hydro & Nuclear Power Co., Ltd. 1.250%, 4/27/26 144A	795,000	730
4.250%, 7/27/27 144A	220,000	216
5.000%, 7/18/28 144A	250,000	252

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Governments (18.8%)	Shares/ Par +	Value $ (000’s)
Governments continued
US Treasury 3.500%, 9/15/25	8,965,000	8,833
4.000%, 12/15/25	1,025,000	1,020
4.500%, 11/15/25	10,210,000	10,244
4.875%, 11/30/25	2,635,000	2,662
5.000%, 8/31/25	4,845,000	4,890
5.000%, 9/30/25 b	20,630,000	20,840
5.000%, 10/31/25	19,090,000	19,308

Total		72,358

Total Governments (Cost: $71,813)		72,358

Municipal Bonds (0.1%)
Municipal Bonds (0.1%)
Golden State Tobacco Securitization Corp. 1.711%, 6/1/24 RB	435,000	428

Total Municipal Bonds (Cost: $435)		428

Structured Products (29.2%)
Asset Backed Securities (14.5%)
Ally Auto Receivables Trust, Series 2023-A, Class B 6.010%, 1/17/34 144A	89,190	89
Ally Auto Receivables Trust, Series 2023-A, Class C 6.080%, 1/17/34 144A	165,680	167
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C 1.590%, 10/20/25	118,558	118
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D 1.800%, 12/18/25	315,000	308
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C 1.060%, 8/18/26	245,000	236
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C 0.890%, 10/19/26	430,000	411
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D 1.210%, 12/18/26	270,000	252
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D 1.290%, 6/18/27	575,000	531
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class C 5.800%, 12/18/28	380,000	383
Auxilior Term Funding LLC, Series 2023-1A, Class A2 6.180%, 12/15/28 144A	575,000	577
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class C 4.950%, 3/20/25 144A	97,500	97
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	340,000	336

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	250,000	239
AXIS Equipment Finance Receivables LLC, Series 2021-1A, Class D 2.300%, 11/22/27 144A	280,000	269
Ballyrock, Ltd.
6.715%, (US SOFR 3 Month plus 1.322%), 4/15/34 144A	250,000	249
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280%, 9/26/33 144A	117,756	112
CarMax Auto Owner Trust, Series 2020-1, Class B 2.210%, 9/15/25	430,000	427
CarMax Auto Owner Trust, Series 2020-1, Class C 2.340%, 11/17/25	190,000	189
CarMax Auto Owner Trust, Series 2020-4, Class D 1.750%, 4/15/27	300,000	288
CarMax Auto Owner Trust, Series 2023-2, Class C 5.570%, 11/15/28	585,000	583
CarMax Auto Owner Trust, Series 2023-2, Class D 6.550%, 10/15/29	390,000	389
CarMax Auto Owner Trust, Series 2023-3, Class B 5.470%, 2/15/29	225,000	226
CarMax Auto Owner Trust, Series 2023-3, Class C 5.610%, 2/15/29	655,000	657
CarMax Auto Owner Trust, Series 2023-3, Class D 6.440%, 12/16/30	210,000	211
Cedar Funding, Ltd., Series 2018-7A, Class A1
6.677%, (US SOFR 3 Month plus 1.262%), 1/20/31 144A	282,890	282
Cedar Funding, Ltd., Series 2021-14A, Class A
6.755%, (US SOFR 3 Month plus 1.362%), 7/15/33 144A	695,000	694
CIFC Funding, Ltd., Series 2014-2RA, Class A1
6.710%, (US SOFR 3 Month plus 1.312%), 4/24/30 144A	729,417	729
CIFC Funding, Ltd., Series 2021-4A, Class A
6.705%, (US SOFR 3 Month plus 1.312%), 7/15/33 144A	905,000	905
Dell International LLC 6.750%, 10/22/29 144A	100,000	102
DLLAA LLC, Series 2023-1A, Class A3 5.640%, 2/22/28 144A	395,000	401
Driven Brands Funding LLC, Series 2018-1A, Class A2 4.739%, 4/20/48 144A	193,725	189
Dryden Senior Loan Fund, Series 2020-86A, Class A1R
6.764%, (US SOFR 3 Month plus 1.362%), 7/17/34 144A	610,000	609

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Elara HGV Timeshare Issuer LLC, Series 2017-A, Class A 2.690%, 3/25/30 144A	21,618	21
Elara HGV Timeshare Issuer LLC, Series 2019-A, Class A 2.610%, 1/25/34 144A	117,100	112
Elara HGV Timeshare Issuer LLC, Series 2023-A, Class A 6.160%, 2/25/38 144A	283,159	289
Elara HGV Timeshare Issuer LLC, Series 2023-A, Class C 7.300%, 2/25/38 144A	246,023	252
Enterprise Fleet Financing LLC, Series 2023- 2, Class A2 5.560%, 4/22/30 144A	625,000	627
Enterprise Fleet Financing LLC, Series 2023- 3, Class A2 6.400%, 3/20/30 144A	630,000	644
Exeter Automobile Receivables Trust, Series 2022-2A, Class C 3.850%, 7/17/28	655,000	642
Exeter Automobile Receivables Trust, Series 2022-3A, Class C 5.300%, 9/15/27	190,000	189
Exeter Automobile Receivables Trust, Series 2022-4A, Class D 5.980%, 12/15/28	305,000	302
Exeter Automobile Receivables Trust, Series 2022-5A, Class C 6.510%, 12/15/27	965,000	972
Exeter Automobile Receivables Trust, Series 2022-6A, Class A3 5.700%, 8/17/26	100,000	100
Exeter Automobile Receivables Trust, Series 2023-1A, Class D 6.690%, 6/15/29	80,000	81
Finance of America HECM Buyout, Series 2022-HB2, Class A1A 4.000%, (AFC), 8/1/32 144A	466,784	457
FirstKey Homes Trust, Series 2020-SFR1, Class D 2.241%, 8/17/37 144A	1,080,000	1,009
FirstKey Homes Trust, Series 2020-SFR2, Class D 1.968%, 10/19/37 144A	655,000	607
Ford Credit Auto Lease Trust, Series 2023-B, Class B 6.200%, 2/15/27	150,000	152
Ford Credit Auto Lease Trust, Series 2023-B, Class C 6.430%, 4/15/27	285,000	290
Ford Credit Auto Owner Trust, Series 2020-1, Class B 2.290%, 8/15/31 144A	445,000	428
Ford Credit Auto Owner Trust, Series 2020-2, Class C 1.740%, 4/15/33 144A	310,000	288
Ford Credit Auto Owner Trust, Series 2022-A, Class C 4.180%, 10/15/25	1,020,000	1,005

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Ford Credit Auto Owner Trust, Series 2023-A, Class B 5.070%, 1/15/29	905,000	900
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class C 5.750%, 5/15/28 144A	245,000	244
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class D 6.620%, 5/15/28 144A	295,000	294
GM Financial Automobile Leasing Trust, Series 2022-3, Class C 5.130%, 8/20/26	585,000	581
GM Financial Automobile Leasing Trust, Series 2023-1, Class B 5.030%, 9/18/28	155,000	154
GM Financial Automobile Leasing Trust, Series 2023-1, Class C 5.760%, 1/20/27	970,000	971
GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class C 1.050%, 5/18/26	225,000	218
Hardee’s Funding LLC, Series 2018-1A, Class A23 5.710%, 6/20/48 144A	236,875	220
Hardee’s Funding LLC, Series 2018-1A, Class A21I 4.959%, 6/20/48 144A	667,988	640
Hardee’s Funding LLC, Series 2020-1A, Class A2 3.981%, 12/20/50 144A	625,650	550
Hilton Grand Vacations Trust, Series 2020-AA, Class A 2.740%, 2/25/39 144A	181,510	172
Hilton Grand Vacations Trust, Series 2022-1D, Class A 3.610%, 6/20/34 144A	136,802	132
Hilton Grand Vacations Trust, Series 2023-1A, Class B 6.110%, 1/25/38 144A	747,133	756
Hilton Grand Vacations Trust, Series 2023-1A, Class C 6.940%, 1/25/38 144A	139,525	141
Home Partners of America Trust, Series 2022- 1, Class A 3.930%, 4/17/39 144A	282,029	270
HPEFS Equipment Trust, Series 2021-2A, Class D 1.290%, 3/20/29 144A	340,000	330
HPEFS Equipment Trust, Series 2023-1A, Class C 5.910%, 4/20/28 144A	355,000	356
HPEFS Equipment Trust, Series 2023-2A, Class C 6.480%, 1/21/31 144A	125,000	127
HPEFS Equipment Trust, Series 2023-2A, Class D 6.970%, 7/21/31 144A	125,000	128
JPMorgan Chase Bank NA, Series 2021-2, Class D 1.138%, 12/26/28 144A	63,990	63

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
KKR Financial CLO, Ltd., Series 2021-29A, Class A
6.855%, (US SOFR 3 Month plus 1.462%), 1/15/32 144A	1,000,000	998
Madison Park Funding, Ltd., Series 2017-23A, Class AR
6.619%, (US SOFR 3 Month plus 1.232%), 7/27/31 144A	693,809	693
Madison Park Funding, Ltd., Series 2017-23A, Class BR
7.199%, (US SOFR 3 Month plus 1.812%), 7/27/31 144A	710,000	706
Madison Park Funding, Ltd., Series 2019-37A, Class AR
6.725%, (US SOFR 3 Month plus 1.332%), 7/15/33 144A	450,000	449
Madison Park Funding, Ltd., Series 2022-33A, Class AR
6.684%, (US SOFR 3 Month plus 1.290%), 10/15/32 144A	1,025,000	1,022
Magnetite CLO, Ltd., Series 2020-25A, Class A
6.840%, (US SOFR 3 Month plus 1.462%), 1/25/32 144A	965,000	965
MidOcean Credit CLO XI, Ltd.
7.096%, (US SOFR 3 Month plus 1.730%), 10/18/33 144A	305,000	304
8.016%, (US SOFR 3 Month plus 2.650%), 10/18/33 144A	455,000	455
MVW Owner Trust, Series 2019-2A, Class A 2.440%, 10/20/38 144A	52,269	49
MVW Owner Trust, Series 2020-1A, Class A 1.740%, 10/20/37 144A	259,264	243
MVW Owner Trust, Series 2020-1A, Class B 2.730%, 10/20/37 144A	144,642	137
MVW Owner Trust, Series 2021-1WA, Class B 1.440%, 1/22/41 144A	46,922	43
MVW Owner Trust, Series 2021-1WA, Class C 1.940%, 1/22/41 144A	69,444	64
MVW Owner Trust, Series 2023-1A, Class A 4.930%, 10/20/40 144A	703,447	699
MVW Owner Trust, Series 2023-2A, Class A 6.180%, 11/20/40 144A	507,009	518
MVW Owner Trust, Series 2023-2A, Class B 6.330%, 11/20/40 144A	108,293	111
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	128,904	125
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	164,570	155
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A 2.640%, 5/15/68 144A	224,509	213
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A 2.460%, 11/15/68 144A	222,912	209
Navient Private Education Refi Loan Trust, Series 2020-CA, Class A2A 2.150%, 11/15/68 144A	825,728	765

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	154,279	140
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	97,067	87
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	341,578	320
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	48,364	44
Navistar Financial Dealer Note Master Trust, Series 2023-1, Class A 6.180%, 8/25/28 144A	360,000	363
Nelnet Student Loan Trust, Series 2020-1A, Class A 6.210%, (US SOFR 1 Month plus 0.855%), 3/26/68 144A	92,041	91
Nelnet Student Loan Trust, Series 2021-CA, Class AFX 1.320%, 4/20/62 144A	567,086	509
Nelnet Student Loan Trust, Series 2021-DA, Class AFX 1.630%, 4/20/62 144A	199,379	182
Neuberger Berman CLO, Ltd., Series 2017-26A, Class BR 7.057%, (US SOFR 3 Month plus 1.662%), 10/18/30 144A	500,000	494
Neuberger Berman CLO, Ltd., Series 2019-32A, Class AR
6.648%, (US SOFR 3 Month plus 1.252%), 1/20/32 144A	250,000	249
Neuberger Berman CLO, Ltd., Series 2021-40A, Class A
6.715%, (US SOFR 3 Month plus 1.322%), 4/16/33 144A	270,000	270
Oaktree CLO, Ltd., Series 2022-2A, Class A1R
6.925%, (US SOFR 3 Month plus 1.550%), 7/15/33 144A	700,000	700
OCP CLO, Ltd., Series 2017-13A, Class A2R
7.205%, (US SOFR 3 Month plus 1.812%), 7/15/30 144A	760,000	756
Octane Receivables Trust, Series 2021-2A, Class A 1.210%, 9/20/28 144A	111,736	109
Octane Receivables Trust, Series 2022-1A, Class B 4.900%, 5/22/28 144A	395,000	388
Octane Receivables Trust, Series 2023-1A, Class A 5.870%, 5/21/29 144A	95,352	96
Octane Receivables Trust, Series 2023-1A, Class B 5.960%, 7/20/29 144A	225,000	226
Octane Receivables Trust, Series 2023-3A, Class B 6.480%, 7/20/29 144A	135,000	138
Octane Receivables Trust, Series 2023-3A, Class C 6.740%, 8/20/29 144A	100,000	102

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Octane Receivables Trust, Series 2023-3A, Class D 7.580%, 9/20/29 144A	100,000	102
Planet Fitness Master Issuer LLC, Series 2018-A1, Class A2II 4.666%, 9/5/48 144A	805,375	786
Progress Residential Trust, Series 2020-SFR2, Class A 2.078%, 6/18/37 144A	154,644	147
Progress Residential Trust, Series 2022-SFR6, Class A 4.451%, 7/20/39 144A	524,238	505
Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B 1.833%, 12/15/31 144A	53,866	52
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C 5.916%, 8/16/32 144A	110,634	110
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B 6.451%, 12/15/32 144A	515,804	516
Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class A2 5.644%, 12/15/33 144A	250,000	251
Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class D 6.663%, 12/15/33 144A	280,000	280
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C 1.290%, 4/15/26 144A	414,867	412
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D 1.570%, 1/15/27 144A	450,000	421
Santander Drive Auto Receivables Trust, Series 2020-3, Class D 1.640%, 11/16/26	190,144	187
Santander Drive Auto Receivables Trust, Series 2021-4, Class D 1.670%, 10/15/27	450,000	425
Santander Drive Auto Receivables Trust, Series 2023-1, Class C 5.090%, 5/15/30	260,000	258
Santander Retail Auto Lease Trust, Series 2021-A, Class C 1.140%, 3/20/26 144A	1,030,000	1,021
Santander Retail Auto Lease Trust, Series 2021-B, Class D 1.410%, 11/20/25 144A	440,000	431
Santander Retail Auto Lease Trust, Series 2021-C, Class C 1.110%, 3/20/26 144A	365,000	357
Santander Retail Auto Lease Trust, Series 2022-B, Class B 3.850%, 3/22/27 144A	150,000	147
SCF Equipment Leasing Trust, Series 2023-1A, Class A2 6.560%, 1/22/30 144A	225,000	227
SCF Equipment Leasing Trust, Series 2023-1A, Class A3 6.170%, 5/20/32 144A	470,000	481

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Sierra Receivables Funding Co. LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	28,083	28
Sierra Receivables Funding Co. LLC, Series 2019-2A, Class A 2.590%, 5/20/36 144A	94,484	93
Sierra Receivables Funding Co. LLC, Series 2019-3A, Class A 2.340%, 7/15/38 144A	228,157	219
Sierra Receivables Funding Co. LLC, Series 2020-2A, Class C 3.510%, 7/20/37 144A	79,921	77
Sierra Receivables Funding Co. LLC, Series 2021-2A, Class B 1.800%, 9/20/38 144A	126,910	119
Sierra Receivables Funding Co. LLC, Series 2021-2A, Class C 1.950%, 9/20/38 144A	265,101	246
SMB Private Education Loan Trust, Series 2014-A, Class A3
6.976%, (US SOFR 1 Month plus 1.615%), 4/15/32 144A	67,771	68
SMB Private Education Loan Trust, Series 2016-C, Class A2B
6.576%, (US SOFR 1 Month plus 1.215%), 9/15/34 144A	78,364	78
SMB Private Education Loan Trust, Series 2018-B, Class A2A 3.600%, 1/15/37 144A	88,784	86
SMB Private Education Loan Trust, Series 2018-B, Class A2B
6.196%, (US SOFR 1 Month plus 0.835%), 1/15/37 144A	212,447	210
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	100,846	91
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	725,658	658
SMB Private Education Loan Trust, Series 2021-B, Class A 1.310%, 7/17/51 144A	483,996	437
Symphony CLO I, Ltd., Series 2021-1A, Class B
7.090%, (US SOFR 3 Month plus 1.712%), 10/25/29 144A	815,000	794
Symphony CLO XXIII, Ltd., Series 2021-23A, Class AR
6.675%, (US SOFR 3 Month plus 1.282%), 1/15/34 144A	1,045,000	1,043
Symphony CLO XXVI, Ltd., Series 2021-26A, Class AR
6.757%, (US SOFR 3 Month plus 1.342%), 4/20/33 144A	285,000	284
U.S. Bank NA, Series 2023-1, Class B 6.789%, 8/25/32 144A	250,000	251
Verdant Receivables LLC, Series 2023-1A, Class A2 6.240%, 1/13/31 144A	565,000	568

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Wheels Fleet Lease Funding, Series 2023-2A, Class A 6.460%, 8/18/38 144A	775,000	784
World Omni Auto Receivables Trust, Series 2020-A, Class C 1.640%, 8/17/26	225,000	223
World Omni Auto Receivables Trust, Series 2022-A, Class C 2.550%, 9/15/28	325,000	306
World Omni Select Auto Trust, Series 2020-A, Class B 0.840%, 6/15/26	90,017	90
World Omni Select Auto Trust, Series 2020-A, Class C 1.250%, 10/15/26	310,000	304
World Omni Select Auto Trust, Series 2021-A, Class D 1.440%, 11/15/27	180,000	167
World Omni Select Auto Trust, Series 2023-A, Class B 5.870%, 8/15/28	445,000	449

Total		55,945

Mortgage Securities (14.7%)
Angel Oak Mortgage Trust, Series 2020-3, Class A3 2.872%, (AFC), 4/25/65 144A	46,588	44
Angel Oak Mortgage Trust, Series 2021-1, Class A1 0.909%, (AFC), 1/25/66 144A	270,200	229
Angel Oak Mortgage Trust, Series 2021-1, Class A2 1.115%, (AFC), 1/25/66 144A	79,048	66
Angel Oak Mortgage Trust, Series 2021-2, Class A1 0.985%, (AFC), 4/25/66 144A	255,073	215
Angel Oak Mortgage Trust, Series 2021-2, Class A2 1.190%, (AFC), 4/25/66 144A	80,446	67
Angel Oak Mortgage Trust, Series 2021-3, Class A1 1.068%, (AFC), 5/25/66 144A	189,453	158
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 6.509%, (US SOFR 1 Month plus 1.147%), 9/15/34 144A	935,000	930
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C 7.476%, (US SOFR 1 Month plus 2.115%), 9/15/38 144A	435,000	370
BANK, Series 2019-BNK24, Class A1 2.056%, 11/15/62	22,631	22
Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A5 2.500%, (AFC), 6/25/51 144A	437,467	381
Bayview MSR Opportunity Master Fund Trust, Series 2021-5, Class A5 2.500%, (AFC), 11/25/51 144A	324,888	282

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Bayview MSR Opportunity Master Fund Trust, Series 2022-1, Class A5 2.500%, (AFC), 12/25/51 144A	410,827	356
BCP Trust, Series 2021-330N, Class A
6.275%, (US SOFR 1 Month plus 0.914%), 6/15/38 144A	290,000	260
BINOM Securitization Trust, Series 2021-INV1, Class A3 2.625%, (AFC), 6/25/56 144A	174,922	150
BPR Trust, Series 2021-TY, Class B
6.626%, (US SOFR 1 Month plus 1.265%), 9/25/38 144A	450,000	429
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1 1.699%, (AFC), 4/26/60 144A	272,691	244
BSREP Commercial Mortgage Trust, Series 2021-DC, Class D
7.376%, (US SOFR 1 Month plus 2.015%), 8/15/38 144A	189,541	141
BX Commercial Mortgage Trust, Series 2019-IMC, Class A
6.408%, (US SOFR 1 Month plus 1.046%), 4/15/34 144A	100,000	99
BX Commercial Mortgage Trust, Series 2019-XL, Class A
6.396%, (US SOFR 1 Month plus 1.035%), 10/15/36 144A	114,236	114
BX Commercial Mortgage Trust, Series 2019-XL, Class B
6.556%, (US SOFR 1 Month plus 1.195%), 10/15/36 144A	318,750	317
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B
8.503%, (US SOFR 1 Month plus 3.141%), 6/15/27 144A	570,000	570
BX Commerical Mortgage Trust, Series 2019-IMC, Class B
6.708%, (US SOFR 1 Month plus 1.346%), 4/15/34 144A	355,000	352
BX Trust, Series 2021-ARIA, Class C
7.122%, (US SOFR 1 Month plus 1.761%), 10/15/36 144A	330,000	319
BX Trust, Series 2021-VIEW, Class A
6.756%, (US SOFR 1 Month plus 1.395%), 6/15/36 144A	255,000	244
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class D
7.126%, (US SOFR 1 Month plus 1.765%), 11/15/36 144A	308,300	281
CIM Trust, Series 2020-INV1, Class A2 2.500%, (AFC), 4/25/50 144A	275,028	226
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class B 3.518%, (CSTR), 5/10/35 144A	435,000	401
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C 3.518%, (CSTR), 5/10/35 144A	255,000	232
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A3 2.500%, 8/25/50 144A	267,101	224

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A4 2.500%, (AFC), 8/25/50 144A	370,973	305
Cold Storage Trust, Series 2020-ICE5, Class B
6.772%, (US SOFR 1 Month plus 1.415%), 11/15/37 144A	953,501	943
COLT Mortgage Loan Trust, Series 2020-3, Class A1 1.506%, (AFC), 4/27/65 144A	25,498	24
COLT Mortgage Loan Trust, Series 2021-1, Class A2 1.167%, (AFC), 6/25/66 144A	250,851	204
COMM Mortgage Trust, Series 2014-CR15, Class B 4.509%, (CSTR), 2/10/47	435,000	413
COMM Mortgage Trust, Series 2014-CR19, Class AM 4.080%, 8/10/47	495,000	478
COMM Mortgage Trust, Series 2014-CR19, Class D 4.629%, (CSTR), 8/10/47 144A	185,000	157
COMM Mortgage Trust, Series 2014-UBS2, Class B 4.701%, 3/10/47	480,000	454
COMM Mortgage Trust, Series 2014-UBS5, Class A4 3.838%, 9/10/47	630,000	618
COMM Mortgage Trust, Series 2015-CR22, Class B 3.926%, (AFC), 3/10/48	235,000	218
COMM Mortgage Trust, Series 2015-CR22, Class C 4.067%, (CSTR), 3/10/48	440,000	396
Commercial Mortgage Pass Through Certificates, Series 2017-PANW, Class D 3.935%, (CSTR, AFC), 10/10/29 144A	195,000	165
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1
6.337%, (US 30 Day Average SOFR plus 1.000%), 12/25/41 144A	220,745	220
Credit Suisse Mortgage Trust, Series 2019-ICE4, Class C
6.839%, (US SOFR 1 Month plus 1.477%), 5/15/36 144A	513,722	512
Credit Suisse Mortgage Trust, Series 2019-ICE4, Class D
7.009%, (US SOFR 1 Month plus 1.647%), 5/15/36 144A	403,995	403
Credit Suisse Mortgage Trust, Series 2020-NET, Class A 2.256%, 8/15/37 144A	196,421	182
Credit Suisse Mortgage Trust, Series 2020-NET, Class D 3.704%, (CSTR), 8/15/37 144A	445,000	393
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	305,000	294
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class A1 2.360%, 6/15/52	42,083	42

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3 1.128%, (AFC), 5/25/65 144A	60,006	55
Deephaven Residential Mortgage Trust, Series 2021-2, Class A3 1.260%, (AFC), 4/25/66 144A	113,522	97
Ellington Financial Mortgage Trust, Series 2019-2, Class A3 3.046%, (AFC), 11/25/59 144A	42,186	39
Ellington Financial Mortgage Trust, Series 2021-1, Class A1 0.797%, (AFC), 2/25/66 144A	58,946	50
Ellington Financial Mortgage Trust, Series 2021-1, Class A3 1.106%, (AFC), 2/25/66 144A	48,882	41
Ellington Financial Mortgage Trust, Series 2021-2, Class A1 0.931%, (AFC), 6/25/66 144A	508,505	405
Ellington Financial Mortgage Trust, Series 2021-2, Class A3 1.291%, (AFC), 6/25/66 144A	150,240	119
Ellington Financial Mortgage Trust, Series 2021-3, Class A3 1.550%, (AFC), 9/25/66 144A	158,037	124
Extended Stay America Trust, Series 2021- ESH, Class C
7.176%, (US SOFR 1 Month plus 1.815%), 7/15/38 144A	448,051	441
Federal Home Loan Mortgage Corp. 1.500%, 2/1/36	637,134	557
2.500%, 1/1/52	557,266	478
2.500%, 4/1/52	301,877	259
3.000%, 11/1/34	31,301	30
3.500%, 3/1/46	30,973	29
3.500%, 12/1/47	277,368	259
4.000%, 12/1/49	85,965	82
4.500%, 4/1/38	369,360	367
4.500%, 5/1/50	50,120	49
5.000%, 12/1/41	107,203	109
5.500%, 8/1/53	543,768	546
6.000%, 9/1/34	963	1
6.000%, 2/1/35	18,500	19
6.000%, 9/1/35	6,148	6
6.000%, 2/1/53	303,410	313
7.000%, 3/1/39	36,197	38
7.500%, 6/1/38	30,952	32
Federal Home Loan Mortgage Corp., Series 2014-DNA3, Class M1
9.452%, (US 30 Day Average SOFR plus 4.115%), 8/25/24	44,492	45
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.866%, (CSTR), 5/25/47 144A	19,730	19
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	35,408	34
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27	97,134	94

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series K753, Class A1 4.600%, 6/25/30	334,332	337
Federal National Mortgage Association 2.000%, 10/1/50	209,598	172
2.500%, 1/1/52	777,570	666
3.000%, 4/1/24	1,083	1
3.000%, 9/1/28	127,822	124
3.000%, 12/1/34	73,045	69
3.000%, 3/1/35	31,052	30
3.000%, 6/1/52	1,122,381	993
3.500%, 5/1/27	118,017	115
3.500%, 4/1/46	189,501	177
3.500%, 2/1/48	331,267	309
3.500%, 1/1/52	127,167	117
4.000%, 1/1/47	51,508	50
4.000%, 2/1/49	10,812	10
4.000%, 11/1/49	30,426	29
4.000%, 12/1/49	10,156	10
4.000%, 8/1/52	190,156	180
4.000%, 9/1/52	967,700	915
4.500%, 5/1/40	40,673	41
4.500%, 9/1/40	35,360	35
4.500%, 5/1/41	69,889	70
4.500%, 8/1/48	20,587	20
4.500%, 9/1/48	19,403	19
4.500%, 10/1/48	138,744	137
4.500%, 11/1/48	27,918	27
4.500%, 12/1/48	147,304	145
4.500%, 5/1/49	83,034	82
4.500%, 1/1/50	18,023	18
4.500%, 7/1/52	1,193,161	1,157
4.500%, 8/1/52	732,872	711
5.000%, 10/1/33	58,655	60
5.000%, 6/1/40	35,020	36
5.000%, 7/1/45	51,762	53
5.000%, 9/1/48	51,603	52
5.000%, 2/1/49	22,438	22
5.000%, 8/1/49	18,142	18
5.000%, 10/1/52	368,252	365
5.000%, 9/1/53	314,350	311
5.500%, 8/1/37	35,014	36
5.500%, 2/1/38	133,272	137
5.500%, 10/1/53	351,553	353
6.000%, 3/1/34	30,309	31
6.000%, 8/1/34	82,352	86
6.000%, 11/1/34	3,010	3
6.000%, 12/1/34	1,121	1
6.000%, 4/1/35	1,944	2
6.000%, 5/1/38	1,319	1
6.000%, 10/1/40	66,437	69
6.000%, 2/1/49	274,982	291
6.000%, 7/1/53	315,445	321
6.000%, 8/1/53	2,320,211	2,361
6.500%, 7/1/32	9,448	10
6.500%, 12/1/32	8,915	9
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	16,396	16

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	164,087	152
Federal National Mortgage Association, Series 2017-C05, Class 1ED3
6.652%, (US 30 Day Average SOFR plus 1.315%), 1/25/30	3,379	3
Federal National Mortgage Association, Series 2018-C03, Class 1EB2
6.302%, (US 30 Day Average SOFR plus 0.965%), 10/25/30	157,171	157
Flagstar Mortgage Trust, Series 2020-1INV, Class A11
6.000%, (US SOFR 1 Month plus 0.965%), 3/25/50 144A	98,350	92
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A 3.144%, 12/10/36 144A	300,000	291
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class B 3.447%, 12/10/36 144A	605,000	586
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	24,953	23
Galton Funding Mortgage Trust, Series 2019-1, Class A21 4.500%, (AFC), 2/25/59 144A	31,029	30
Galton Funding Mortgage Trust, Series 2019-1, Class A32 4.000%, (AFC), 2/25/59 144A	13,499	13
Galton Funding Mortgage Trust, Series 2019-H1, Class M1 3.339%, (AFC), 10/25/59 144A	260,000	242
Galton Funding Mortgage Trust, Series 2020-H1, Class M1 2.832%, (AFC), 1/25/60 144A	285,000	221
Government National Mortgage Association 3.000%, 9/20/47	458,854	420
3.500%, 12/20/42	2,993	3
3.500%, 9/20/43	40,661	39
3.500%, 8/20/44	77,831	74
3.500%, 10/20/46	513	–π
3.500%, 11/20/46	31,002	29
3.500%, 1/20/47	33,898	32
3.500%, 7/20/52	1,050,521	978
4.000%, 3/20/48	61,688	59
4.000%, 4/20/50	239,913	230
4.000%, 10/20/50	147,942	143
4.000%, 9/20/52	192,970	184
4.500%, 7/20/41	166,954	167
4.500%, 10/20/52	1,148,745	1,121
5.000%, 3/20/34	173,307	177
5.000%, 1/20/48	26,879	27
5.000%, 2/20/48	128,800	131
5.500%, 6/20/37	39,562	41
5.500%, 9/15/45	115,020	116
5.500%, 3/20/48	18,925	20
5.500%, 12/20/48	11,041	11
5.500%, 2/20/49	142,946	146

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Government National Mortgage Association TBA 6.500%, 1/22/54	455,000	466
Great Wolf Trust, Series 2019-WOLF, Class A
6.710%, (US SOFR 1 Month plus 1.149%), 12/15/36 144A	390,000	389
Great Wolf Trust, Series 2019-WOLF, Class B
7.010%, (US SOFR 1 Month plus 1.449%), 12/15/36 144A	85,000	84
Great Wolf Trust, Series 2019-WOLF, Class C
7.309%, (US SOFR 1 Month plus 1.748%), 12/15/36 144A	270,000	268
GS Mortgage Backed Securities Trust, Series 2014-EB1A, Class 2A1 4.459%, (CSTR), 7/25/44 144A	2,848	3
GS Mortgage Backed Securities Trust, Series 2021-GR2, Class A6 2.500%, (AFC), 2/25/52 144A	317,350	276
GS Mortgage Backed Securities Trust, Series 2022-GR1, Class A5 2.500%, (AFC), 6/25/52 144A	868,680	750
GS Mortgage Securities Trust, Series 2021-ROSS, Class B
7.076%, (US SOFR 1 Month plus 1.715%), 5/15/26 144A	390,000	303
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A3 1.516%, (AFC), 9/25/56 144A	240,177	189
Imperial Fund Mortgage Trust, Series 2022-NQM4, Class A1 4.767%, (AFC), 6/25/67 144A S	721,594	704
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C
7.576%, (US SOFR 1 Month plus 2.215%), 9/15/29 144A	250,000	191
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class B
7.496%, (US SOFR 1 Month plus 2.135%), 10/15/33 144A	540,000	483
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class C
7.896%, (US SOFR 1 Month plus 2.535%), 10/15/33 144A	440,000	363
JP Morgan Mortgage Trust, Series 2020-INV1, Class A11
6.000%, (US SOFR 1 Month plus 0.945%), (AFC), 8/25/50 144A	42,114	40
JP Morgan Mortgage Trust, Series 2020-INV1, Class A15 3.500%, (AFC), 8/25/50 144A	68,557	61
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5 3.934%, 9/15/47	540,000	531
KIND Trust, Series 2021-KIND, Class C
7.226%, (US SOFR 1 Month plus 1.865%), 8/15/38 144A	575,838	536
LSTAR Commercial Mortgage Trust, Series 2017-5, Class AS 4.021%, 3/10/50 144A	340,000	300

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	69,356	65
MFRA Trust, Series 2021-INV1, Class A1 0.852%, (AFC), 1/25/56 144A	99,158	91
MFRA Trust, Series 2021-NQM2, Class A2 1.317%, (AFC), 11/25/64 144A	112,538	96
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	3,016	3
Morgan Stanley Capital I Trust, Series 2014-150E, Class A 3.912%, 9/9/32 144A	610,000	501
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class D
7.276%, (US SOFR 1 Month plus 1.915%), 12/15/36 144A	315,000	112
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-2, Class A4 2.500%, (AFC), 5/25/51 144A	131,789	115
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-NQM1, Class A2 7.530%, (AFC), 9/25/68 144A ∑	147,583	150
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6 2.500%, (AFC), 6/25/51 144A	277,112	242
New Residential Mortgage Loan Trust, Series 2021-INV2, Class A7 2.500%, (AFC), 9/25/51 144A	786,060	686
NLT Trust, Series 2021-INV2, Class A3 1.520%, (AFC), 8/25/56 144A	210,405	171
OBX Trust, Series 2019-EXP2, Class 2A2 6.444%, (US SOFR 1 Month plus 1.315%), 7/25/59 144A	51,583	50
OBX Trust, Series 2019-EXP3, Class 2A1 6.370%, (US SOFR 1 Month plus 1.015%), (AFC), 10/25/59 144A	58,861	57
OBX Trust, Series 2020-EXP1, Class 1A8 3.500%, 2/25/60 144A	140,956	125
OBX Trust, Series 2020-EXP1, Class 2A1
6.220%, (US SOFR 1 Month plus 0.865%), 2/25/60 144A	131,959	124
OBX Trust, Series 2020-EXP1, Class 2A2 6.420%, (US SOFR 1 Month plus 1.065%), 2/25/60 144A	78,528	71
OBX Trust, Series 2020-EXP2, Class A8 3.000%, (AFC), 5/25/60 144A	175,720	148
OBX Trust, Series 2020-EXP2, Class A9 3.000%, (AFC), 5/25/60 144A	43,930	37
OBX Trust, Series 2020-EXP3, Class 1A8 3.000%, (AFC), 1/25/60 144A	150,581	131
OBX Trust, Series 2020-INV1, Class A5 3.500%, (AFC), 12/25/49 144A	39,543	35
OBX Trust, Series 2023-NQM10, Class A2 7.920%, (AFC), 10/25/63 144A S	99,171	100
ONE Park Mortgage Trust, Series 2021-PARK, Class B
6.426%, (US SOFR 1 Month plus 1.065%), 3/15/36 144A	755,000	704

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
ONE Park Mortgage Trust, Series 2021-PARK, Class C
6.576%, (US SOFR 1 Month plus 1.215%), 3/15/36 144A	405,000	372
Onslow Bay Financial LLC, Series 2023-NQM9, Class A2 8.513%, (AFC), 10/25/63 144A S	98,431	101
SCG Mortgage Trust, Series 2023-NASH, Class A
7.752%, (US SOFR 1 Month plus 2.391%), 12/15/40 144A	380,000	380
Sequoia Mortgage Trust, Series 2018-CH2, Class A21 4.000%, (AFC), 6/25/48 144A	20,255	19
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	46,720	43
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	2,879	3
SG Residential Mortgage Trust, Series 2020-2, Class A1 1.381%, (AFC), 5/25/65 144A	92,993	83
SG Residential Mortgage Trust, Series 2022-1, Class A1 3.166%, (AFC), 3/27/62 144A	552,404	497
STACR Trust, Series 2021-DNA3, Class M2
7.437%, (US 30 Day Average SOFR plus 2.100%), 10/25/33 144A	395,000	396
STACR Trust, Series 2021-DNA5, Class M2
6.987%, (US 30 Day Average SOFR plus 1.650%), 1/25/34 144A	162,246	163
STACR Trust, Series 2021-DNA7, Class M1
6.187%, (US 30 Day Average SOFR plus 0.850%), 11/25/41 144A	167,643	167
STACR Trust, Series 2021-DNA7, Class M2
7.137%, (US 30 Day Average SOFR plus 1.800%), 11/25/41 144A	375,000	370
STACR Trust, Series 2022-DNA5, Class M1A
8.287%, (US 30 Day Average SOFR plus 2.950%), 6/25/42 144A	511,005	525
STACR Trust, Series 2023-HQA3, Class A1
7.187%, (US 30 Day Average SOFR plus 1.850%), 11/25/43 144A	168,672	170
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3 2.916%, (AFC), 9/27/49 144A	178,579	172
Starwood Mortgage Residential Trust, Series 2020-1, Class A2 2.408%, (AFC), 2/25/50 144A	157,008	147
Starwood Mortgage Residential Trust, Series 2021-2, Class A1 0.943%, (AFC), 5/25/65 144A	131,503	119
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	586,096	490
Toorak Mortgage Corp., Series 2021-INV1, Class A2 1.409%, (AFC), 12/31/99 144A	109,073	94

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/28/58 144A	38,781	38
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	6,550	6
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	43,915	43
Towd Point Mortgage Trust, Series 2022-4, Class A1 3.750%, (AFC), 9/25/62 144A	836,343	782
Uniform Mortgage Backed Security TBA 6.000%, 1/16/54	625,000	635
United Wholsale Mortgage LLC, Series 2021-INV2, Class A4 2.500%, (AFC), 9/25/51 144A	147,075	128
United Wholsale Mortgage LLC, Series 2021-INV5, Class B 2.500%, (AFC), 1/25/52 144A	173,314	150
Verus Securitization Trust, Series 2019-INV2, Class A1 3.913%, (AFC), 7/25/59 144A	59,902	57
Verus Securitization Trust, Series 2019-INV2, Class A2 4.117%, (AFC), 7/25/59 144A	80,360	77
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	57,416	56
Verus Securitization Trust, Series 2020-5, Class A3 1.733%, (AFC), 5/25/65 144A S	63,456	59
Verus Securitization Trust, Series 2020-INV1, Class A1 1.977%, (AFC), 4/25/60 144A	15,124	15
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	81,446	70
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	66,490	57
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	155,536	134
Verus Securitization Trust, Series 2021-2, Class A2 1.052%, (AFC), 1/25/66 144A	113,033	97
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	199,586	164
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	775,950	674
Verus Securitization Trust, Series 2021-R1, Class A2 1.057%, (AFC), 10/25/63 144A	47,989	44
Verus Securitization Trust, Series 2021-R2, Class A1 0.918%, (AFC), 2/25/64 144A	161,952	142

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (29.2%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Verus Securitization Trust, Series 2022-1, Class A3 3.288%, (AFC), 1/25/67 144A	851,409	739
Verus Securitization Trust, Series 2022-6, Class A1 4.910%, (AFC), 6/25/67 144A S	216,412	212
Verus Securitization Trust, Series 2023-6, Class A2 6.939%, (AFC), 9/25/68 144A S	263,409	266
Verus Securitization Trust, Series 2023-7, Class A2 7.272%, (AFC), 10/25/68 144A S	324,171	330
Verus Securitization Trust, Series 2023-8, Class A2 6.664%, (AFC), 12/25/68 144A S	215,000	216
Verus Securitization Trust, Series 2023-INV3, Class A2 7.330%, (AFC), 11/25/68 144A	552,614	561
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	41,066	38
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	34,481	33
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17 3.000%, (AFC), 5/25/50 144A	33,014	28
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A3 2.500%, (AFC), 12/25/50 144A	573,506	504
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.045%, 3/15/47	20,002	20

Total		56,686

Total Structured Products (Cost: $117,689)		112,631

Short-Term Investments (0.8%)
Commercial Paper (0.6%)
Harley-Davidson, Inc. 0.000%, 1/5/24	1,005,000	1,004
Western Midstream Operating LP 0.000%, 1/26/24	1,015,000	1,010

Total		2,014

Financial (0.2%)
Ally Financial, Inc.
3.875%, 5/21/24	840,000	833

Total		833

Total Short-Term Investments (Cost: $2,847)		2,847

Total Investments (98.3%) (Cost: $385,729)@		378,718

Other Assets, Less Liabilities (1.7%)		6,514

Net Assets (100.0%)		385,232

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)

Five-Year US Treasury Note Future	Short	USD	1,400	14	3/24	$1,523	$(38)	$(1)
Ten-Year US Treasury Note Future	Short	USD	6,500	65	3/24	7,338	(232)	–
Two-Year US Treasury Note Future	Long	USD	91,200	456	3/24	93,897	847	57
Ultra Long Term US Treasury Bond Future	Short	USD	1,400	14	3/24	1,870	(181)	7
Ultra Ten-Year US Treasury Note Future	Short	USD	7,000	70	3/24	8,261	(359)	7

							$37	$70

	Financial Derivative Assets			Financial Derivative Liabilities
Market Value
	Variation Margin (000’s)			Variation Margin (000’s)			(000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options

Total Exchange-Traded or Centrally Cleared Derivatives	$–	$71	$71	$–	$(1)	$(1)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.
§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2023, the aggregate value of these securities was $4,505 (in thousands), representing 1.2% of net assets.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $125,302 representing 32.5% of the net assets.

α	Rate shown is the rate as of the period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future.
b	Part or all of the security has been pledged as collateral.
π	Amount is less than one thousand.
Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $385,765 and the net unrealized depreciation of investments based on that cost was $7,010 which is comprised of $2,895 aggregate gross unrealized appreciation and $9,905 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$—	$428	$—
Corporate Bonds	—	190,454	—
Governments	—	72,358	—
Structured Products	—	112,631	—
Short-Term Investments	—	2,847	—
Other Financial Instruments^
Futures	847	—	—

Total Assets:	$847	$378,718	$—

Liabilities:
Other Financial Instruments^
Futures	(810)	—	—

Total Liabilities:	$(810)	$—	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.9 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Allspring Global Investments, LLC (“Allspring”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

Fixed income returns for 2023 were more in line with historical returns than they were with the more unusual returns of the last few years. Nevertheless, they remained substantially nonlinear, as rate volatility persisted through the year. Spread performance exhibited a tightening trend despite periods of widening, such as when regional banks came under pressure early in 2023.

Credit spreads and measures of implied volatility for equities fell to some of the lowest levels in the post-Coronavirus pandemic era, and yields on the 10-year U.S. Treasury fell to under 4%, a level consistent with a normalized environment of stable growth and inflation over time. Toward the end of 2023, the U.S. Federal Reserve’s aggressive rate-hike campaign, a response to pandemic- and geopolitical-related inflation, showed signs of slowing as inflation declined, leaving investors with optimism about the possibility of loosening monetary policy in 2024.

PORTFOLIO RESULTS

The Portfolio returned 6.19% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Aggregate Index (the “Index”), returned 5.53%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

All sectors within the Portfolio contributed to the Portfolio’s relative return, led strongly by the credit sector. In credit, issuer positioning across U.S. banks, non-U.S. banks and communications subsectors led contributions to the Portfolio’s relative performance, with a significant majority of subsectors making positive contributions to overall security selection. U.S. banks contributed due to active trading in Bank of America, Morgan Stanley & Company and Citigroup and an underweight to SVB Financial Group. Contributions from non-U.S. banks were due to active trading in UBS Group, Barclays, Sumitomo Mitsui Financial Group and Deutsche Bank. In the communications subsector, an active overweight in Warner Bros. Discovery and active trading in T-Mobile and AT&T contributed. In addition, active trading in technology company Intel Corporation and Mexican sovereign bonds made notable contributions.

In agency mortgages, active sector positioning amid elevated spread volatility was a significant contributor to the Portfolio’s relative performance. Security selection and positioning in passthroughs also meaningfully contributed, given the multitude of coupons and underlying stories available to trade and the contrasting performance among them. Specifically, overweights to 20-year 2.0s and seasoned 30-year 3.0s were the largest contributors, as the portfolio managers built significant positions at attractive prices in both cohorts throughout the year. Underweights to 15-year mortgage-backed securities (MBS) and 30-year lower- and mid-stack coupons also contributed. Conversely, overweights to floating rate collateralized mortgage obligations (CMOs) and hybrid adjustable-rate mortgages (ARMs) detracted modestly from the Portfolio’s relative performance, as spreads did not recover as quickly as with fixed rate cash flows. Positioning in select higher coupon 30-year MBS detracted materially as well.

Select Bond Portfolio (unaudited)

In structured products, a sector overweight to the asset-backed security (ABS) sector contributed as spreads compressed. Security selection in the ABS sector across sub-sectors, including private credit student loan ABS, auto ABS, FFELP student loan ABS, rental car ABS, credit card ABS and auto dealer floorplan ABS contributed. Within commercial mortgage-backed securities (CMBS), front last cash flows (LCFs) and single-asset/single-borrower positions were small contributors, while the small sector underweight detracted.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Allspring, the Portfolio’s sub-adviser.

Measures of inflation finally seem to be normalizing. Policymakers appear to have taken an optimistic view of recent developments, such as decelerating inflation, resilient growth and the lack of re-emergence of financial stability risks from earlier in 2023. With inflation decreasing, policymakers have indicated that further deceleration of inflation could lead to rate cuts sometime in 2024, as a means of avoiding incremental policy restriction in the form of higher short-term real rates.

We believe volatility will continue to provide for fertile security selection across sectors of the most liquid parts of the U.S. investment grade, fixed income markets, our preferred habitat for selection and rotation. Consistent with our bottom-up process, we maintain a neutral duration, with a pure focus on security selection. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Select Bond Portfolio	6.19%	1.41%	1.94%
Bloomberg® U.S. Aggregate Index	5.53%	1.10%	1.81%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers,

deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

US Treasury, Various	26.8%

Federal National Mortgage Association, Various	19.2%

Federal Home Loan Mortgage Corp., Various	4.8%

Uniform Mortgage Backed Security TBA, Various	2.7%

Government National Mortgage Association, Various	1.5%

Bank of America Corp., Various	1.3%

Government National Mortgage Association TBA, 6.5%, 1/22/54	1.0%

Wells Fargo & Co., Various	0.7%

T-Mobile USA, Inc., Various	0.6%

Energy Transfer LP, Various	0.5%

Sector Allocation 12/31/23

Sector	% of Net Assets

Structured Products	50.8%

Governments	28.4%

Corporate Bonds	22.1%

Municipal Bonds	0.3%

Short-Term Investments & Other Net Assets	-1.6%

Sector Allocation and Top 10 Holdings are subject to change.

Select Bond Portfolio (unaudited)

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Basic Materials (0.3%)
Anglo American Capital PLC 4.750%, 3/16/52 144A	3,036,000	2,604
Celanese US Holdings LLC 6.700%, 11/15/33	2,142,000	2,323
Glencore Finance Canada, Ltd. 5.300%, 10/25/42 144A	483,000	468
6.000%, 11/15/41 144A	392,000	399
6.900%, 11/15/37 144A	1,109,000	1,222
Glencore Funding LLC 6.500%, 10/6/33 144A	2,133,000	2,325

Total		9,341

Communications (1.6%)
AT&T, Inc. 3.500%, 6/1/41	1,032,000	819
3.500%, 9/15/53	1,601,000	1,162
3.550%, 9/15/55	1,597,000	1,148
3.650%, 9/15/59	1,010,000	724
3.800%, 12/1/57	2,905,000	2,159
5.400%, 2/15/34	5,536,000	5,709
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 6/1/41	555,000	392
3.500%, 3/1/42	3,499,000	2,434
6.150%, 11/10/26	2,232,000	2,282
Comcast Corp. 2.987%, 11/1/63	1,207,000	778
4.049%, 11/1/52	1,041,000	878
5.350%, 11/15/27	2,121,000	2,192
Discovery Communications LLC 4.000%, 9/15/55	1,129,000	803
Meta Platforms, Inc. 5.600%, 5/15/53	2,035,000	2,206
5.750%, 5/15/63	2,035,000	2,227
T-Mobile USA, Inc. 1.500%, 2/15/26	723,000	673
2.250%, 2/15/26	2,254,000	2,136
2.550%, 2/15/31	1,613,000	1,389
3.750%, 4/15/27	3,431,000	3,328
4.800%, 7/15/28	2,143,000	2,161
4.950%, 3/15/28	2,141,000	2,170
5.050%, 7/15/33	2,679,000	2,700
5.750%, 1/15/34	2,138,000	2,268
Verizon Communications, Inc. 2.355%, 3/15/32	3,236,000	2,692
2.650%, 11/20/40	1,352,000	974
ViacomCBS, Inc. 4.950%, 5/19/50	1,303,000	1,056

Total		47,460

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical (1.7%)
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.750%, 10/20/28 144A	3,541,000	3,483
Ford Motor Credit Co. LLC 2.900%, 2/10/29	4,413,000	3,865
General Motors Financial Co., Inc. 5.800%, 1/7/29	3,192,000	3,267
6.100%, 1/7/34	1,065,000	1,097
Harley-Davidson Financial Services, Inc. 6.500%, 3/10/28 144A	1,611,000	1,672
Hyundai Capital America 0.800%, 1/8/24 144A	849,000	848
1.300%, 1/8/26 144A	2,035,000	1,879
5.500%, 3/30/26 144A	1,102,000	1,108
5.600%, 3/30/28 144A	3,357,000	3,407
5.700%, 6/26/30 144A	1,065,000	1,090
5.950%, 9/21/26 144A	2,996,000	3,047
6.500%, 1/16/29 144A	2,468,000	2,605
Lowe’s Companies, Inc. 4.250%, 4/1/52	2,024,000	1,714
5.625%, 4/15/53	3,717,000	3,897
5.750%, 7/1/53	1,077,000	1,141
5.850%, 4/1/63	538,000	563
McDonald’s Corp. 4.700%, 12/9/35	745,000	736
4.800%, 8/14/28	2,138,000	2,175
5.450%, 8/14/53	1,001,000	1,065
O’Reilly Automotive, Inc. 5.750%, 11/20/26	798,000	817
Tapestry, Inc. 7.350%, 11/27/28	533,000	559
7.700%, 11/27/30	2,141,000	2,254
Walmart, Inc. 4.100%, 4/15/33	2,692,000	2,666
4.500%, 4/15/53	1,065,000	1,035
WarnerMedia Holdings, Inc. 5.050%, 3/15/42	1,045,000	921
5.141%, 3/15/52	981,000	842
5.391%, 3/15/62	1,015,000	869

Total		48,622

Consumer, Non-cyclical (3.4%)
Abbott Laboratories 1.400%, 6/30/30	2,415,000	2,043
4.750%, 11/30/36	1,072,000	1,098
AbbVie, Inc. 3.200%, 11/21/29	3,999,000	3,738
4.050%, 11/21/39	1,140,000	1,029
4.250%, 11/21/49	2,770,000	2,469
4.500%, 5/14/35	2,353,000	2,301
4.550%, 3/15/35	2,686,000	2,634
Adani International Container Terminal Private, Ltd. 3.000%, 2/16/31 144A	818,275	670
Altria Group, Inc. 6.875%, 11/1/33	3,019,000	3,323

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
Amgen, Inc. 5.250%, 3/2/25	3,211,000	3,218
5.650%, 3/2/53	7,454,000	7,842
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 2/1/36	3,287,000	3,276
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38	1,394,000	1,322
5.800%, 1/23/59	804,000	901
Bunge, Ltd. Finance Corp. 1.630%, 8/17/25	1,107,000	1,047
Constellation Brands, Inc. 5.250%, 11/15/48	2,242,000	2,219
CVS Health Corp. 5.875%, 6/1/53	746,000	785
DH Europe Finance II SARL 2.200%, 11/15/24	2,640,000	2,571
Gilead Sciences, Inc. 2.600%, 10/1/40	1,670,000	1,230
HCA, Inc. 3.625%, 3/15/32	2,195,000	1,963
4.625%, 3/15/52	1,029,000	875
5.500%, 6/1/33	1,100,000	1,117
5.900%, 6/1/53	4,337,000	4,446
The J.M. Smucker Co. 6.500%, 11/15/43	532,000	593
JBS USA LUX SA / JBS USA Food Co / JBS Luxembourg SARL 6.750%, 3/15/34 144A	1,065,000	1,122
7.250%, 11/15/53 144A	1,183,000	1,286
Kenvue, Inc. 5.050%, 3/22/28	2,147,000	2,200
5.050%, 3/22/53	1,390,000	1,438
Keurig Dr. Pepper, Inc. 4.500%, 4/15/52	2,029,000	1,855
Merck & Co., Inc. 5.000%, 5/17/53	1,086,000	1,117
5.150%, 5/17/63	815,000	850
PepsiCo, Inc. 5.125%, 11/10/26	4,179,000	4,267
Pfizer Investment Enterprises Pte., Ltd. 4.750%, 5/19/33	4,184,000	4,193
5.300%, 5/19/53	3,837,000	3,917
5.340%, 5/19/63	2,152,000	2,173
Philip Morris International, Inc. 4.875%, 2/15/28	4,653,000	4,703
5.000%, 11/17/25	2,278,000	2,287
5.125%, 11/17/27	290,000	295
5.250%, 9/7/28	2,320,000	2,386
5.375%, 2/15/33	1,766,000	1,811
5.500%, 9/7/30	1,513,000	1,568
5.625%, 9/7/33	910,000	950
5.750%, 11/17/32	547,000	574
Quanta Services, Inc. 0.950%, 10/1/24	1,918,000	1,848
UnitedHealth Group, Inc. 3.050%, 5/15/41	505,000	395
5.200%, 4/15/63	1,109,000	1,132

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
5.875%, 2/15/53	2,011,000	2,278

Total		97,355

Energy (1.8%)
Aker BP ASA 5.600%, 6/13/28 144A	2,805,000	2,859
6.000%, 6/13/33 144A	3,468,000	3,602
BP Capital Markets America, Inc. 3.001%, 3/17/52	1,283,000	900
4.812%, 2/13/33	5,888,000	5,937
Diamondback Energy, Inc. 4.250%, 3/15/52	322,000	260
6.250%, 3/15/33	1,607,000	1,717
6.250%, 3/15/53	2,730,000	2,910
Enbridge, Inc. 6.000%, 11/15/28	1,607,000	1,687
6.200%, 11/15/30	1,607,000	1,720
6.700%, 11/15/53	2,357,000	2,741
Energy Transfer LP 4.400%, 3/15/27	476,000	465
4.950%, 5/15/28	2,034,000	2,024
5.300%, 4/15/47	2,779,000	2,548
5.750%, 2/15/33	3,908,000	4,029
6.100%, 12/1/28	2,561,000	2,695
6.125%, 12/15/45	859,000	865
6.400%, 12/1/30	2,143,000	2,291
Galaxy Pipeline Assets Bidco, Ltd. 2.160%, 3/31/34 144A	1,871,316	1,623
2.625%, 3/31/36 144A	1,480,000	1,222
2.940%, 9/30/40 144A	404,041	333
MPLX LP 4.950%, 3/14/52	1,992,000	1,772
5.000%, 3/1/33	3,230,000	3,164
5.650%, 3/1/53	578,000	571
ONEOK, Inc. 6.625%, 9/1/53	2,782,000	3,114
Petroleos Mexicanos 2.460%, 12/15/25	1,283,800	1,239
Sunoco Logistics Partners Operations LP 5.400%, 10/1/47	816,000	760

Total		53,048

Financial (7.8%)
Agree LP 2.000%, 6/15/28	2,012,000	1,745
2.600%, 6/15/33	458,000	363
4.800%, 10/1/32	1,009,000	953
American Express Co. 5.282%, (US SOFR plus 1.280%), 7/27/29 a	4,286,000	4,375
5.389%, (US SOFR plus 0.970%), 7/28/27 a	3,204,000	3,241
6.489%, (US SOFR plus 1.940%), 10/30/31 a	1,608,000	1,744
American Homes 4 Rent LP 3.625%, 4/15/32	1,852,000	1,659
4.300%, 4/15/52	830,000	668
American Tower Corp. 2.950%, 1/15/51	537,000	358
3.125%, 1/15/27	907,000	857
5.500%, 3/15/28	2,143,000	2,190
5.900%, 11/15/33	3,207,000	3,395

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Financial continued
Banco Bilbao Vizcaya Argentaria SA
7.883%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.300%), 11/15/34 a	2,200,000	2,394
Banco Santander SA
6.527%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.650%), 11/7/27 a	2,600,000	2,688
6.607%, 11/7/28	2,600,000	2,768
6.938%, 11/7/33	2,200,000	2,442
Bank of America Corp. 1.734%, (US SOFR plus 0.960%), 7/22/27 a	7,367,000	6,749
3.419%, (US SOFR 3 Month plus
1.302%), 12/20/28 a	7,528,000	7,091
5.288%, (US SOFR plus 1.910%), 4/25/34 a	6,087,000	6,101
5.819%, (US SOFR plus 1.570%), 9/15/29 a	8,230,000	8,496
5.872%, (US SOFR plus 1.840%), 9/15/34 a	4,115,000	4,307
5.933%, (US SOFR plus 1.340%), 9/15/27 a	5,879,000	5,998
Barclays PLC 6.224%, (US SOFR plus 2.980%), 5/9/34 a	3,291,000	3,413
6.490%, (US SOFR plus 2.220%), 9/13/29 a	3,201,000	3,333
6.692%, (US SOFR plus 2.620%), 9/13/34 a	3,283,000	3,510
BNP Paribas SA
5.335%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.500%), 6/12/29 144A a	4,256,000	4,317
5.894%, (US SOFR plus 1.866%), 12/5/34 144A a	3,192,000	3,335
BPCE SA
6.612%, (US SOFR plus 1.980%), 10/19/27 144A a	3,266,000	3,361
6.714%, (US SOFR plus 2.270%), 10/19/29 144A a	2,230,000	2,348
7.003%, (US SOFR plus 2.590%), 10/19/34 144A a	1,676,000	1,821
Brixmor Operating Partnership LP 2.500%, 8/16/31	1,771,000	1,485
Canadian Imperial Bank of Commerce 6.092%, 10/3/33	3,210,000	3,425
Capital One Financial Corp. 7.149%, (US SOFR plus 2.440%), 10/29/27 a	2,681,000	2,783
Capitol One Financial Corp. 7.624%, (US SOFR plus 3.070%), 10/30/31 a	2,681,000	2,946
The Charles Schwab Corp. 6.136%, (US SOFR plus 2.010%), 8/24/34 a	2,136,000	2,251
Citibank NA 5.803%, 9/29/28	5,347,000	5,583
Citigroup, Inc. 6.174%, (US SOFR plus 2.661%), 5/25/34 a	2,551,000	2,640
Cooperatieve Rabobank U.A.
5.564%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.400%), 2/28/29 144A a	7,590,000	7,708
Crown Castle International Corp. 1.050%, 7/15/26	2,886,000	2,604
2.100%, 4/1/31	1,810,000	1,474
2.900%, 4/1/41	1,072,000	765
5.000%, 1/11/28	3,606,000	3,592
5.100%, 5/1/33	1,563,000	1,547

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Financial continued
Crown Castle, Inc. 5.600%, 6/1/29	1,702,000	1,740
5.800%, 3/1/34	3,302,000	3,418
Deutsche Bank AG 3.742%, (US SOFR plus 2.257%), 1/7/33 a	4,166,000	3,420
Essex Portfolio LP 2.550%, 6/15/31	955,000	799
Federal Realty Investment Trust 3.950%, 1/15/24	1,281,000	1,280
HSBC Holdings PLC
3.973%, (US SOFR 3 Month plus 1.610%), 5/22/30 a	2,692,000	2,514
4.583%, (US SOFR 3 Month plus 1.796%), 6/19/29 a	796,000	772
7.399%, (US SOFR plus 3.020%), 11/13/34 a	2,701,000	2,963
ING Groep NV 6.083%, (US SOFR plus 1.560%), 9/11/27 a	3,202,000	3,268
6.114%, (US SOFR plus 2.090%), 9/11/34 a	2,205,000	2,313
Invitation Homes Operating Partnership LP 2.000%, 8/15/31	319,000	254
4.150%, 4/15/32	1,843,000	1,694
KeyBank NA 5.000%, 1/26/33	1,567,000	1,465
M&T Bank Corp.
7.413%, (US SOFR plus 2.800%), 10/30/29 a	2,197,000	2,363
Morgan Stanley
5.123%, (US SOFR plus 1.730%), 2/1/29 a	1,065,000	1,070
5.164%, (US SOFR plus 1.590%), 4/20/29 a	1,065,000	1,071
5.250%, (US SOFR plus 1.870%), 4/21/34 a	3,218,000	3,218
5.449%, (US SOFR plus 1.630%), 7/20/29 a	2,130,000	2,170
6.342%, (US SOFR plus 2.560%), 10/18/33 a	3,667,000	3,954
NNN REIT, Inc. 5.600%, 10/15/33	1,602,000	1,654
Realty Income Corp. 2.200%, 6/15/28	992,000	889
2.850%, 12/15/32	1,340,000	1,138
4.900%, 7/15/33	1,788,000	1,785
5.625%, 10/13/32	1,874,000	1,971
Regency Centers LP 2.950%, 9/15/29	2,537,000	2,275
Santander Holdings USA, Inc. 7.660%, (US SOFR plus 3.280%), 11/9/31 a	2,679,000	2,899
Store Capital Corp. 2.700%, 12/1/31	644,000	488
2.750%, 11/18/30	1,638,000	1,279
4.500%, 3/15/28	1,064,000	978
4.625%, 3/15/29	1,182,000	1,090
Sun Communities Operating LP 4.200%, 4/15/32	1,852,000	1,689
Truist Financial Corp.
7.161%, (US SOFR plus 2.446%), 10/30/29 a	3,751,000	4,051
Trust Fibra Uno 6.390%, 1/15/50 144A	1,215,000	980
UBS AG 5.650%, 9/11/28	2,480,000	2,572

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Financial continued
UBS Group AG
4.194%, (US SOFR plus 3.730%), 4/1/31 144A a	1,682,000	1,566
4.282%, 1/9/28 144A	2,436,000	2,359
6.301%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.000%), 9/22/34 144A a	1,666,000	1,764
Wells Fargo & Co.
4.611%, (US SOFR plus 2.130%), 4/25/53 a	1,065,000	957
4.897%, (US SOFR plus 2.100%), 7/25/33 a	7,502,000	7,308
5.574%, (US SOFR plus 1.740%), 7/25/29 a	1,071,000	1,094
6.303%, (US SOFR plus 1.790%), 10/23/29 a	3,747,000	3,949
6.491%, (US SOFR plus 2.060%), 10/23/34 a	5,894,000	6,412

Total		225,716

Industrial (1.4%)
The Boeing Co. 2.196%, 2/4/26	3,649,000	3,448
3.250%, 2/1/35	1,182,000	997
3.750%, 2/1/50	2,108,000	1,636
5.805%, 5/1/50	4,824,000	4,995
Burlington Northern Santa Fe LLC 4.450%, 1/15/53	430,000	405
Canadian Pacific Railway Co. 1.350%, 12/2/24	2,390,000	2,304
1.750%, 12/2/26	462,000	426
Carrier Global Corp. 5.900%, 3/15/34 144A	2,141,000	2,316
6.200%, 3/15/54 144A	749,000	866
Crowley Conro LLC 4.181%, 8/15/43	1,220,528	1,179
John Deere Capital Corp. 4.150%, 9/15/27	2,130,000	2,116
4.950%, 7/14/28	854,000	876
5.150%, 9/8/26	3,735,000	3,802
Northrop Grumman Corp. 4.400%, 5/1/30	1,235,000	1,228
Republic Services, Inc. 5.000%, 4/1/34	1,613,000	1,652
RTX Corp. 6.100%, 3/15/34	2,764,000	3,000
6.400%, 3/15/54	2,211,000	2,560
Union Pacific Corp. 2.375%, 5/20/31	1,023,000	889
2.800%, 2/14/32	1,388,000	1,231
3.375%, 2/14/42	1,154,000	942
Veralto Corp. 5.500%, 9/18/26 144A	1,002,000	1,015
Waste Management, Inc. 4.875%, 2/15/34	2,118,000	2,160

Total		40,043

Technology (2.0%)
Apple, Inc. 2.375%, 2/8/41	782,000	572
2.650%, 5/11/50	854,000	588
2.650%, 2/8/51	658,000	450
3.950%, 8/8/52	1,510,000	1,322

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Technology continued
4.850%, 5/10/53	546,000	556
Broadcom, Inc. 2.450%, 2/15/31 144A	1,682,000	1,438
3.150%, 11/15/25	1,260,000	1,220
3.469%, 4/15/34 144A	1,079,000	939
4.926%, 5/15/37 144A	1,537,000	1,487
Fiserv, Inc. 5.375%, 8/21/28	3,201,000	3,293
5.600%, 3/2/33	549,000	573
5.625%, 8/21/33	3,201,000	3,353
Intel Corp. 2.800%, 8/12/41	923,000	691
5.625%, 2/10/43	617,000	660
5.700%, 2/10/53	2,141,000	2,315
5.900%, 2/10/63	1,499,000	1,671
Intuit, Inc. 5.125%, 9/15/28	2,124,000	2,195
5.200%, 9/15/33	2,124,000	2,224
5.250%, 9/15/26	2,658,000	2,710
5.500%, 9/15/53	2,138,000	2,338
KLA-Tencor Corp. 3.300%, 3/1/50	881,000	672
Marvell Technology, Inc. 5.750%, 2/15/29	1,603,000	1,656
5.950%, 9/15/33	1,603,000	1,700
Micron Technology, Inc. 3.477%, 11/1/51	526,000	381
5.375%, 4/15/28	5,386,000	5,481
5.875%, 2/9/33	632,000	657
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.500%, 5/11/31	1,071,000	910
3.250%, 5/11/41	1,054,000	803
Oracle Corp. 4.000%, 7/15/46	1,867,000	1,496
4.375%, 5/15/55	648,000	537
5.550%, 2/6/53	657,000	657
QUALCOMM, Inc. 6.000%, 5/20/53	2,423,000	2,788
Texas Instruments, Inc. 5.000%, 3/14/53	2,363,000	2,419
VMware, Inc. 1.000%, 8/15/24	3,343,000	3,247
1.400%, 8/15/26	3,127,000	2,860
4.700%, 5/15/30	1,932,000	1,906

Total		58,765

Utilities (2.1%)
American Transmission Systems, Inc. 2.650%, 1/15/32 144A	669,000	566
Baltimore Gas & Electric Co. 2.250%, 6/15/31	1,435,000	1,222
5.400%, 6/1/53	1,607,000	1,658
CenterPoint Energy Houston Electric LLC 3.600%, 3/1/52	1,060,000	841
5.200%, 10/1/28	1,607,000	1,658
Consolidated Edison Co. of New York, Inc. 3.200%, 12/1/51	319,000	225
5.200%, 3/1/33	569,000	588
5.500%, 3/15/34	2,672,000	2,802
5.900%, 11/15/53	1,069,000	1,175

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Utilities continued
Consumers Energy Co. 2.500%, 5/1/60	873,000	533
DTE Electric Co. 2.950%, 3/1/50	1,675,000	1,169
3.650%, 3/1/52	767,000	605
Duke Energy Carolinas LLC 2.550%, 4/15/31	976,000	846
2.850%, 3/15/32	1,782,000	1,553
3.550%, 3/15/52	1,298,000	994
4.950%, 1/15/33	1,597,000	1,627
5.350%, 1/15/53	2,151,000	2,202
Duke Energy Corp. 2.550%, 6/15/31	1,596,000	1,362
3.500%, 6/15/51	297,000	218
5.750%, 9/15/33	857,000	906
Duke Energy Florida LLC 2.400%, 12/15/31	1,431,000	1,207
Duke Energy Progress LLC 2.500%, 8/15/50	1,448,000	910
5.250%, 3/15/33	1,066,000	1,099
Entergy Arkansas LLC 2.650%, 6/15/51	1,292,000	812
5.150%, 1/15/33	2,152,000	2,194
Israel Electric Corp., Ltd. 3.750%, 2/22/32 144A §	960,000	812
Jersey Central Power & Light Co. 2.750%, 3/1/32 144A	1,576,000	1,330
Metropolitan Edison Co. 4.300%, 1/15/29 144A	1,687,000	1,633
5.200%, 4/1/28 144A	1,614,000	1,626
MidAmerican Energy Co. 2.700%, 8/1/52	1,244,000	803
Mississippi Power Co. 3.100%, 7/30/51	1,720,000	1,154
4.250%, 3/15/42	731,000	622
NSTAR Electric Co. 3.100%, 6/1/51	885,000	621
Pacific Gas & Electric Co.
2.100%, 8/1/27	768,000	692
3.950%, 12/1/47	3,311,000	2,421
4.200%, 6/1/41	833,000	665
4.500%, 7/1/40	494,000	418
4.750%, 2/15/44	483,000	403
4.950%, 7/1/50	4,587,000	3,918
PacifiCorp 5.500%, 5/15/54	479,000	470
PECO Energy Co. 2.850%, 9/15/51	1,731,000	1,164
Pennsylvania Electric Co.
3.250%, 3/15/28 144A	1,398,000	1,303
5.150%, 3/30/26 144A	1,077,000	1,075
Public Service Company of Oklahoma 3.150%, 8/15/51	971,000	663
Public Service Electric & Gas Co.
1.900%, 8/15/31	2,467,000	2,024
2.050%, 8/1/50	398,000	230
2.700%, 5/1/50	669,000	458
Public Service Enterprise Group, Inc.
5.875%, 10/15/28	3,216,000	3,370
6.125%, 10/15/33	1,286,000	1,382

Corporate Bonds (22.1%)	Shares/ Par +	Value $ (000’s)
Utilities continued
Southern California Edison Co. 4.125%, 3/1/48	1,081,000	907
Virginia Electric & Power Co. 2.950%, 11/15/51	1,435,000	976

Total		60,112

Total Corporate Bonds (Cost: $641,406)		640,462

Governments (28.4%)
Governments (28.4%)
Bermuda Government International Bond 5.000%, 7/15/32 144A	1,186,000	1,177
Export Finance & Insurance Corp. 4.625%, 10/26/27 144A	3,690,000	3,753
Federal Home Loan Bank 1.250%, 9/30/31 Σ	5,185,000	4,474
Federal Home Loan Mortgage Corp. 0.000%, 12/14/29 PO	4,007,000	3,139
Federal National Mortgage Association 0.000%, 11/15/30 PO	11,778,000	8,811
1.520%, 8/21/35	5,256,000	3,865
1.900%, 1/25/36	4,686,000	3,570
Panama Government International Bond 6.853%, 3/28/54	3,002,000	2,805
Republic of Paraguay 5.400%, 3/30/50 144A	1,658,000	1,472
5.850%, 8/21/33 144A	1,341,000	1,362
State of Israel 3.875%, 7/3/50	775,000	598
4.500%, 1/17/33	2,417,000	2,294
United Mexican States 2.659%, 5/24/31	1,776,000	1,501
3.250%, 4/16/30	826,000	747
3.500%, 2/12/34	3,210,000	2,716
3.750%, 4/19/71	1,253,000	835
3.771%, 5/24/61	595,000	403
6.050%, 1/11/40	682,000	688
US Treasury 0.375%, 7/31/27	20,972,000	18,498
0.750%, 5/31/26	1,756,000	1,621
0.750%, 1/31/28	6,703,000	5,910
1.000%, 7/31/28	10,687,000	9,400
1.125%, 5/15/40	3,189,000	2,055
1.125%, 8/15/40	85,136,000	54,341
1.125%, 8/31/28	2,229,000	1,968
1.375%, 11/15/40	92,283,000	61,228
1.500%, 8/15/26	9,178,000	8,590
1.625%, 11/15/50	10,967,000	6,534
1.750%, 8/15/41	62,635,000	43,561
2.000%, 11/15/41	45,173,000	32,675
2.000%, 8/15/51	10,041,000	6,557
2.000%, 11/15/26	838,000	792
2.375%, 2/15/42	7,768,000	5,960
2.375%, 3/31/29	18,481,000	17,158
2.625%, 7/31/29	5,197,000	4,867
2.750%, 7/31/27	11,543,000	11,080
2.875%, 5/15/52	6,847,000	5,451
2.875%, 8/15/28	7,739,000	7,406
3.000%, 8/15/52	13,245,000	10,831

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Governments (28.4%)	Shares/ Par +	Value $ (000’s)
Governments continued
3.125%, 11/15/28	5,486,000	5,300
3.250%, 6/30/29	37,498,000	36,292
3.500%, 9/15/25	15,303,000	15,078
3.625%, 2/15/53	23,891,000	22,062
3.625%, 5/15/53	3,965,000	3,666
3.750%, 12/31/28	37,488,000	37,315
3.875%, 5/15/43	10,464,000	9,975
3.875%, 4/30/25	8,751,000	8,672
3.875%, 11/30/27	6,424,000	6,410
4.000%, 2/28/30	13,394,000	13,457
4.000%, 2/15/26	307,000	306
4.125%, 8/15/53	19,005,000	19,210
4.125%, 1/31/25	1,831,000	1,820
4.250%, 5/31/25	36,744,000	36,609
4.375%, 11/30/30	8,408,000	8,646
4.375%, 8/15/43	4,699,000	4,797
4.375%, 10/31/24	665,000	662
4.375%, 8/15/26	2,093,000	2,107
4.375%, 12/15/26	28,773,000	29,054
4.375%, 11/30/28	22,951,000	23,485
4.500%, 11/15/33	27,240,000	28,598
4.500%, 11/30/24	149,000	148
4.625%, 11/15/26	21,290,000	21,626
4.750%, 11/15/43	1,745,000	1,872
4.750%, 11/15/53	7,779,000	8,723
4.875%, 11/30/25	19,485,000	19,687
4.875%, 10/31/28	44,469,000	46,418
5.000%, 8/31/25	15,260,000	15,401
5.000%, 9/30/25	34,647,000	35,000

Total		823,089

Total Governments (Cost: $854,330)		823,089

Municipal Bonds (0.3%)
Municipal Bonds (0.3%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,179
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	1,950,000	2,406
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	1,017
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,110,000	2,837
The University of Texas System 2.439%, 8/15/49 RB	925,000	618

Total Municipal Bonds (Cost: $10,454)		9,057

Structured Products (50.8%)
Asset Backed Securities (7.0%)
Ally Auto Receivables Trust, Series 2022-3, Class A3 5.070%, 6/15/31	1,172,000	1,176
American Express Credit Account Master Trust, Series 2023-1, Class A 4.870%, 5/15/28	1,560,000	1,571
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3 4.380%, 4/18/28	2,236,000	2,214

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A3 5.620%, 11/18/27	1,070,000	1,076
AmeriCredit Automobile Receivables Trust, Series 2023-2, Class A3 5.810%, 5/18/28	2,140,000	2,165
BA Credit Card Trust, Series 2023-A2, Class A2 4.980%, 11/15/28	9,049,000	9,154
BMW Vehicle Lease Trust, Series 2023-1, Class A4 5.070%, 6/25/26	1,628,000	1,628
Capital One Prime Auto Receivables Trust, Series 2023-1, Class A3 4.870%, 2/15/28	3,871,000	3,872
Chase Auto Owner Trust, Series 2022-AA, Class A4 3.990%, 3/27/28 144A	1,504,000	1,474
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1 5.230%, 12/8/27	4,239,000	4,271
College Avenue Student Loans LLC, Series 2017-A, Class A1 7.120%, (US SOFR 1 Month plus 1.765%), 11/26/46 144A	632,315	635
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	577,659	554
College Avenue Student Loans LLC, Series 2019-A, Class A2 3.280%, 12/28/48 144A	1,143,705	1,054
Discover Card Execution Note Trust, Series 2022-A3, Class A3 3.560%, 7/15/27	537,000	526
Discover Card Execution Note Trust, Series 2023-A1, Class A 4.310%, 3/15/28	4,147,000	4,118
Discover Card Execution Note Trust, Series 2023-A2, Class A 4.930%, 6/15/28	9,524,000	9,597
Ford Credit Auto Owner Trust, Series 2022-1, Class A 3.880%, 11/15/34 144A	3,386,000	3,294
Ford Credit Auto Owner Trust, Series 2022-D, Class A4 5.300%, 3/15/28	1,060,000	1,071
Ford Credit Auto Owner Trust, Series 2023-A, Class A3 4.650%, 2/15/28	4,627,000	4,610
GM Financial Automobile Leasing Trust, Series 2023-2, Class A4 5.090%, 5/20/27	1,491,000	1,490
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4 5.440%, 8/20/27	955,000	963
GM Financial Consumer Automobile Receivables Trust, Series 2022-4, Class A3 4.820%, 8/16/27	1,841,000	1,834
Hertz Vehicle Financing III LLC, Series 2023- 4A, Class A 6.150%, 3/25/30 144A	530,000	549

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Hertz Vehicle Financing LLC, Series 2022-4A, Class A 3.730%, 9/25/26 144A	1,905,000	1,855
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A4 5.170%, 4/15/27 144A	2,377,000	2,378
Hyundai Auto Lease Securitization Trust, Series 2023-C, Class A4 5.840%, 9/15/27 144A	1,597,000	1,624
Hyundai Auto Receivables Trust, Series 2021- C, Class A4 1.030%, 12/15/27	1,869,000	1,759
Hyundai Auto Receivables Trust, Series 2022- A, Class A3 2.220%, 10/15/26	3,405,622	3,328
Hyundai Auto Receivables Trust, Series 2022- A, Class A4 2.350%, 4/17/28	1,194,000	1,138
Hyundai Auto Receivables Trust, Series 2023- A, Class A4 4.480%, 7/17/28	2,148,000	2,130
Hyundai Auto Receivables Trust, Series 2023- B, Class A3 5.480%, 4/17/28	1,222,000	1,243
Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A4 5.250%, 2/15/29	2,454,000	2,482
Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A4 4.310%, 4/16/29	1,914,000	1,892
Navient Private Education Refi Loan Trust, Series 2014-AA, Class A3
7.076%, (US SOFR 1 Month plus 1.715%), 10/15/31 144A	830,525	832
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	41,345	41
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	1,538,237	1,484
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	1,200,262	1,164
Navient Private Education Refi Loan Trust, Series 2019-C, Class A2 3.130%, 2/15/68 144A	1,011,758	971
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	2,850,152	2,678
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	1,837,018	1,644
Navient Private Education Refi Loan Trust, Series 2021-FA, Class A 1.110%, 2/18/70 144A	2,718,135	2,315
Navient Private Education Refi Loan Trust, Series 2022-A, Class A 2.230%, 7/15/70 144A	6,691,971	5,899

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Navient Student Loan Trust, Series 2016-AA, Class A2B
7.626%, (US SOFR 1 Month plus 2.265%), 12/15/45 144A	403,059	405
Navient Student Loan Trust, Series 2019-FA, Class A2 2.600%, 8/15/68 144A	1,687,765	1,571
Navient Student Loan Trust, Series 2020-EA, Class A 1.690%, 5/15/69 144A	98,374	89
Navient Student Loan Trust, Series 2021-3A, Class A1A 1.770%, 8/25/70 144A	2,922,934	2,570
Navient Student Loan Trust, Series 2021-BA, Class A 0.940%, 7/15/69 144A	773,745	673
Navient Student Loan Trust, Series 2021-CA, Class A 1.060%, 10/15/69 144A	3,043,383	2,638
Navient Student Loan Trust, Series 2021-EA, Class A 0.970%, 12/16/69 144A	4,373,651	3,769
Navient Student Loan Trust, Series 2021-GA, Class A 1.580%, 4/15/70 144A	692,282	600
Nelnet Student Loan Trust, Series 2004-3, Class A5
5.776%, (US 90 Day Average SOFR plus 0.442%), 10/27/36	292,033	287
Nelnet Student Loan Trust, Series 2004-4, Class A5
5.756%, (US 90 Day Average SOFR plus 0.422%), 1/25/37	1,945,834	1,923
Nelnet Student Loan Trust, Series 2005-1, Class A5
5.706%, (US 90 Day Average SOFR plus 0.372%), 10/25/33	4,514,365	4,433
Nelnet Student Loan Trust, Series 2005-2, Class A5
5.714%, (US 90 Day Average SOFR plus 0.362%), 3/23/37	4,195,915	4,119
Nelnet Student Loan Trust, Series 2005-3, Class A5
5.734%, (US 90 Day Average SOFR plus 0.382%), 12/24/35	3,240,472	3,187
Nelnet Student Loan Trust, Series 2005-4, Class A4
5.794%, (US 90 Day Average SOFR plus 0.442%), 3/22/32	593,846	565
Nissan Auto Lease Trust, Series 2023-B, Class A4 5.610%, 11/15/27	2,116,000	2,137
Nissan Auto Receivables Owner Trust, Series 2022-B, Class A4 4.450%, 11/15/29	1,459,000	1,446
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A3 3.960%, 4/15/26 144A	2,179,526	2,161
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4 4.180%, 12/15/28 144A	1,093,000	1,078

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3 2.980%, 10/15/26	1,873,511	1,863
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3 3.400%, 12/15/26	1,073,251	1,065
Santander Drive Auto Receivables Trust, Series 2022-4, Class A3 4.140%, 2/16/27	2,262,309	2,247
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3 4.110%, 8/17/26	1,497,522	1,491
Santander Drive Auto Receivables Trust, Series 2022-6, Class A3 4.490%, 11/16/26	4,125,532	4,107
Santander Drive Auto Receivables Trust, Series 2022-7, Class A3 5.750%, 4/15/27	1,242,000	1,242
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	306,642	299
SMB Private Education Loan Trust, Series 2016-C, Class A2B
6.576%, (US SOFR 1 Month plus 1.215%), 9/15/34 144A	307,420	308
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	1,046,514	944
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	6,014,516	5,456
SMB Private Education Loan Trust, Series 2021-A, Class APT1 1.070%, 1/15/53 144A	3,955,660	3,462
SMB Private Education Loan Trust, Series 2021-B, Class A 1.310%, 7/17/51 144A	1,331,709	1,202
SMB Private Education Loan Trust, Series 2021-E, Class A1A 1.680%, 2/15/51 144A	2,540,803	2,298
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	41,322	40
SoFi Professional Loan Program LLC, Series 2020-C, Class AFX 1.950%, 2/15/46 144A	260,760	237
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX 1.140%, 2/15/47 144A	2,120,322	1,783
Synchrony Card Funding LLC, Series 2023- A1, Class A 5.540%, 7/15/29	6,734,000	6,859
T-Mobile U.S. Trust, Series 2022-1A, Class A 4.910%, 5/22/28 144A	2,281,000	2,276
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A4 5.430%, 4/17/28	1,337,000	1,364
Toyota Auto Receivables Owner Trust, Series 2023-A, Class A4 4.420%, 8/15/28	1,801,000	1,784

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3 4.710%, 2/15/28	2,775,000	2,771
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3 5.160%, 4/17/28	4,418,000	4,449
Verizon Master Trust, Series 2022-2, Class A 1.530%, 7/20/28	2,007,000	1,933
Verizon Master Trust, Series 2022-4, Class A 3.400%, 11/20/28	3,688,000	3,606
Verizon Master Trust, Series 2022-6, Class A 3.670%, 1/22/29	2,765,000	2,711
Verizon Master Trust, Series 2023-1, Class A 4.490%, 1/22/29	4,180,000	4,158
Verizon Master Trust, Series 2023-2, Class A 4.890%, 4/20/28	1,546,000	1,541
Verizon Master Trust, Series 2023-4, Class A1A 5.160%, 6/20/29	7,176,000	7,261
Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A3 5.020%, 6/20/28	3,085,000	3,102
World Omni Select Auto Trust, Series 2023-A, Class A2A 5.920%, 3/15/27	2,070,413	2,071

Total		203,334

Mortgage Securities (43.8%)
Angel Oak Mortgage Trust, Series 2020-2, Class A1A 2.531%, (AFC), 1/26/65 144A	776,416	715
Angel Oak Mortgage Trust, Series 2020-5, Class A1 1.373%, (AFC), 5/25/65 144A	229,488	206
Angel Oak Mortgage Trust, Series 2021-6, Class A1 1.458%, (AFC), 9/25/66 144A	1,561,603	1,256
Barclays Commercial Mortgage Securities LLC, Series 2018-C2, Class ASB 4.236%, 12/15/51	665,538	649
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 2.879%, (AFC), 7/25/49 144A Σ	984,821	934
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A Σ	409,041	397
BX Commercial Mortgage Trust, Series 2021- VOLT, Class A
6.176%, (US SOFR 1 Month plus 0.815%), 9/15/36 144A	6,842,000	6,666
BX Trust, Series 2021-XL2, Class A
6.165%, (US SOFR 1 Month plus 0.803%), 10/15/38 144A	2,499,049	2,452
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	660,192	639
Citigroup Mortgage Loan Trust, Series 2005-1, Class 3A1 6.500%, 4/25/35	61,357	60

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
COLT Mortgage Loan Trust, Series 2021-2, Class A1 0.924%, (AFC), 8/25/66 144A	2,074,405	1,659
COLT Mortgage Loan Trust, Series 2021-4, Class A1 1.397%, (AFC), 10/25/66 144A	2,198,798	1,759
COMM Mortgage Trust, Series 2014-UBS4, Class A4 3.420%, 8/10/47	2,226,131	2,193
COMM Mortgage Trust, Series 2015-LC23, Class A3 3.521%, 10/10/48	1,180,282	1,150
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
6.231%, (US SOFR 1 Month plus 0.869%), 10/15/38 144A	2,683,946	2,630
Federal Home Loan Mortgage Corp. 2.000%, 7/1/32	842,794	788
2.000%, 6/1/40	6,427,391	5,541
2.000%, 7/1/40	6,625,966	5,703
2.000%, 8/1/40	6,877,658	5,920
2.000%, 11/1/40	8,556,555	7,365
2.000%, 12/1/40	1,966,249	1,692
2.000%, 1/1/41	1,483,214	1,277
2.000%, 2/1/41	1,606,413	1,383
2.000%, 4/1/41	2,800,039	2,405
2.000%, 7/1/41	2,646,115	2,266
2.000%, 11/1/41	3,026,489	2,599
2.000%, 1/1/42	1,809,178	1,544
2.000%, 2/1/42	14,160,886	12,091
2.000%, 8/1/42	2,861,100	2,462
2.000%, 2/1/47	1,102,473	909
2.000%, 12/1/51	851,293	702
2.500%, 4/1/42	972,923	865
2.500%, 5/1/42	3,863,163	3,431
2.500%, 6/1/42	1,330,985	1,182
2.500%, 8/1/43	3,173,137	2,845
2.500%, 6/1/46	3,658,932	3,280
2.500%, 9/1/51	6,486,465	5,597
2.500%, 2/1/52	687,388	590
2.500%, 3/1/52	2,266,928	1,939
2.983%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.642%), 5/1/49	855,826	851
3.000%, 9/1/33	1,108,919	1,047
3.000%, 4/1/40	1,762,221	1,631
3.000%, 4/1/43	4,964,808	4,563
3.000%, 8/1/43	3,165,775	2,910
3.000%, 4/1/45	4,638,739	4,263
3.000%, 5/1/45	2,391,628	2,186
3.000%, 9/1/46	2,890,645	2,633
3.000%, 1/1/47	2,428,589	2,203
3.000%, 2/1/47	2,233,511	2,026
3.067%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.633%), 2/1/50	2,039,487	1,999
3.130%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.640%), 11/1/48	1,537,530	1,504
3.913%, (US 30 Day Average SOFR plus 2.130%), 7/1/52	1,365,549	1,307

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
3.970%, (US 30 Day Average SOFR plus 2.140%), 8/1/52	1,812,276	1,719
4.000%, 7/1/49	3,767,335	3,650
4.000%, 3/1/50	6,491,630	6,298
4.123%, (US 30 Day Average SOFR plus 2.380%), 9/1/52	931,312	897
4.186%, (US 30 Day Average SOFR plus 2.304%), 5/1/53	5,278,351	5,145
4.299%, (US 30 Day Average SOFR plus 2.130%), 7/1/52	1,613,130	1,564
4.500%, 6/1/39	82,176	81
4.500%, 7/1/39	108,114	107
5.129%, (US 30 Day Average SOFR plus 2.215%), 8/1/53	1,100,531	1,097
5.197%, (US 30 Day Average SOFR plus 2.301%), 6/1/53	1,028,706	1,027
5.218%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.638%), 3/1/49	1,143,896	1,157
5.712%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.637%), 4/1/48	2,739,138	2,778
5.942%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.730%), 1/1/44	459,721	470
6.263%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.679%), 9/1/47	1,253,069	1,266
6.809%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.642%), 8/1/43	210,689	215
6.840%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.637%), 9/1/45	1,905,010	1,943
6.881%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.635%), 7/1/43	132,581	135
7.036%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.645%), 10/1/43	228,807	234
7.043%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.650%), 3/1/43	208,638	213
7.171%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.603%), 9/1/43	118,321	121
7.188%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.629%), 11/1/43	170,321	174
7.345%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.674%), 2/1/43	319,167	327
7.431%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.609%), 10/1/43	223,327	228
7.461%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.770%), 9/1/42	192,747	198
Federal Home Loan Mortgage Corp., Series 1582, Class M 2.500%, 5/25/49	1,650,833	1,444

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	2,581,379	2,373
Federal Home Loan Mortgage Corp., Series 2012-272, Class F1
5.953%, (US 30 Day Average SOFR plus 0.615%), 8/15/42	1,575,674	1,541
Federal Home Loan Mortgage Corp., Series 2012-280, Class F1
5.953%, (US 30 Day Average SOFR plus 0.615%), 9/15/42	1,586,475	1,552
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	128,518	132
Federal Home Loan Mortgage Corp., Series 271, Class F5
5.953%, (US 30 Day Average SOFR plus 0.615%), 8/15/42	987,609	966
Federal Home Loan Mortgage Corp., Series 3924, Class NC 4.000%, 9/15/41	1,555,694	1,506
Federal Home Loan Mortgage Corp., Series 4047, Class CX 3.500%, 5/15/42	2,934,000	2,691
Federal Home Loan Mortgage Corp., Series 4091, Class BX 3.250%, 10/15/41	1,598,458	1,484
Federal Home Loan Mortgage Corp., Series 4091, Class EX 3.375%, 7/15/42	1,002,466	933
Federal Home Loan Mortgage Corp., Series 4091, Class MX 3.250%, 2/15/42	1,295,304	1,197
Federal Home Loan Mortgage Corp., Series 4122, Class FP
5.853%, (US 30 Day Average SOFR plus 0.515%), 10/15/42	764,305	745
Federal Home Loan Mortgage Corp., Series 4177, Class HB 2.500%, 10/15/42	1,010,000	873
Federal Home Loan Mortgage Corp., Series 4205, Class PA 1.750%, 5/15/43	883,988	750
Federal Home Loan Mortgage Corp., Series 4240, Class FA
5.953%, (US 30 Day Average SOFR plus 0.615%), 8/15/43	2,918,753	2,851
Federal Home Loan Mortgage Corp., Series 4248, Class FT
5.953%, (US 30 Day Average SOFR plus 0.615%), 9/15/43	1,013,960	994
Federal Home Loan Mortgage Corp., Series 4286, Class VF
5.903%, (US 30 Day Average SOFR plus 0.565%), 12/15/43	2,155,650	2,107
Federal Home Loan Mortgage Corp., Series 4446, Class CP 2.250%, 3/15/45	1,370,149	1,200
Federal Home Loan Mortgage Corp., Series 4582, Class HA 3.000%, 9/15/45	5,039,486	4,682

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4614, Class FG
5.953%, (US 30 Day Average SOFR plus 0.615%), 9/15/46	1,167,180	1,137
Federal Home Loan Mortgage Corp., Series 4628, Class KF
5.953%, (US 30 Day Average SOFR plus 0.615%), 1/15/55	1,451,231	1,406
Federal Home Loan Mortgage Corp., Series 4631, Class FA
5.953%, (US 30 Day Average SOFR plus 0.615%), 11/15/46	1,936,901	1,889
Federal Home Loan Mortgage Corp., Series 4719, Class LA 3.500%, 9/15/47	1,445,472	1,330
Federal Home Loan Mortgage Corp., Series 4719, Class LM 3.000%, 9/15/47	1,134,114	1,013
Federal Home Loan Mortgage Corp., Series 4742, Class PA 3.000%, 10/15/47	1,932,918	1,756
Federal Home Loan Mortgage Corp., Series 4793, Class FD
5.753%, (US 30 Day Average SOFR plus 0.415%), 6/15/48	439,558	424
Federal Home Loan Mortgage Corp., Series 4826, Class KF
5.753%, (US 30 Day Average SOFR plus 0.415%), 9/15/48	925,305	896
Federal Home Loan Mortgage Corp., Series 4857, Class JA 3.350%, 1/15/49	4,590,566	4,364
Federal Home Loan Mortgage Corp., Series 4880, Class DA 3.000%, 5/15/50	1,785,731	1,625
Federal Home Loan Mortgage Corp., Series 4903, Class NF
5.852%, (US 30 Day Average SOFR plus 0.515%), 8/25/49	892,461	870
Federal Home Loan Mortgage Corp., Series 4927, Class BG 3.000%, 11/25/49	1,979,447	1,785
Federal Home Loan Mortgage Corp., Series 4937, Class MD 2.500%, 10/25/49	1,972,025	1,730
Federal Home Loan Mortgage Corp., Series 4941, Class GA 2.000%, 12/15/47	1,126,242	945
Federal Home Loan Mortgage Corp., Series 4957, Class MY 3.000%, 2/25/50	1,143,000	954
Federal Home Loan Mortgage Corp., Series 4979, Class UC 1.500%, 6/25/50	3,606,674	2,920
Federal Home Loan Mortgage Corp., Series 4990, Class FN
5.802%, (US 30 Day Average SOFR plus 0.465%), 5/25/50	2,504,929	2,418

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4993, Class KF
5.902%, (US 30 Day Average SOFR plus 0.565%), 7/25/50	8,223,588	7,972
Federal Home Loan Mortgage Corp., Series 5004, Class FM
5.802%, (US 30 Day Average SOFR plus 0.465%), 8/25/50	1,739,688	1,675
Federal Home Loan Mortgage Corp., Series 5020, Class ET 3.500%, 10/25/50	1,624,099	1,482
Federal Home Loan Mortgage Corp., Series 5058, Class BC 5.000%, 11/25/50	1,183,245	1,187
Federal Home Loan Mortgage Corp., Series 5091, Class AB 1.500%, 3/25/51	3,132,303	2,537
Federal Home Loan Mortgage Corp., Series 5092, Class HE 2.000%, 2/25/51	1,969,884	1,648
Federal Home Loan Mortgage Corp., Series 5116, Class PB 2.250%, 2/25/51	2,043,362	1,740
Federal Home Loan Mortgage Corp., Series 5118, Class CA 1.500%, 10/15/33	1,715,000	1,507
Federal Home Loan Mortgage Corp., Series 5119, Class AB 1.500%, 8/25/49	1,674,894	1,338
Federal Home Loan Mortgage Corp., Series 5119, Class QF
5.537%, (US 30 Day Average SOFR plus 0.200%), 6/25/51	2,464,373	2,332
Federal Home Loan Mortgage Corp., Series 5143, Class GA 2.000%, 6/25/49	1,230,510	1,014
Federal Home Loan Mortgage Corp., Series 5156, Class DC 2.000%, 9/25/51	2,214,167	1,888
Federal Home Loan Mortgage Corp., Series 5159, Class UA 2.500%, 12/25/48	2,162,948	1,896
Federal Home Loan Mortgage Corp., Series 5178, Class TP 2.500%, 4/25/49	2,711,739	2,360
Federal Home Loan Mortgage Corp., Series 5182, Class D 2.500%, 11/25/43	8,373,006	7,639
Federal Home Loan Mortgage Corp., Series 5184, Class AB 2.500%, 5/25/48	1,232,227	1,087
Federal Home Loan Mortgage Corp., Series 5194, Class G 2.500%, 1/25/51	2,446,394	2,018
Federal Home Loan Mortgage Corp., Series 5201, Class CA 2.500%, 7/25/48	2,426,857	2,160
Federal Home Loan Mortgage Corp., Series 5202, Class BH 2.000%, 12/25/47	1,336,876	1,204

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 5202, Class LA 2.500%, 5/25/49	2,472,458	2,166
Federal Home Loan Mortgage Corp., Series 5202, Class MB 3.000%, 11/25/48	3,192,190	2,887
Federal Home Loan Mortgage Corp., Series 5202, Class TA 2.500%, 12/25/48	3,841,526	3,480
Federal Home Loan Mortgage Corp., Series 5203, Class G 2.500%, 11/25/48	1,101,653	972
Federal Home Loan Mortgage Corp., Series 5206, Class CD 3.500%, 5/25/49	2,484,230	2,271
Federal Home Loan Mortgage Corp., Series 5207, Class PA 3.000%, 6/25/51	2,634,955	2,367
Federal Home Loan Mortgage Corp., Series 5209, Class EA 3.000%, 8/25/50	2,041,581	1,858
Federal Home Loan Mortgage Corp., Series 5209, Class EJ 3.000%, 8/25/50	2,041,581	1,858
Federal Home Loan Mortgage Corp., Series 5210, Class DC 3.000%, 9/25/51	1,922,093	1,776
Federal Home Loan Mortgage Corp., Series 5217, Class CD 2.500%, 7/25/49	2,003,602	1,837
Federal Home Loan Mortgage Corp., Series 5220, Class QK 3.500%, 9/25/50	3,894,951	3,693
Federal Home Loan Mortgage Corp., Series 5228, Class TN 3.500%, 7/25/39	1,592,596	1,520
Federal Home Loan Mortgage Corp., Series 5300, Class C 2.000%, 9/25/47	3,359,560	3,093
Federal Home Loan Mortgage Corp., Series 5335, Class FB
6.153%, (US 30 Day Average SOFR plus 0.815%), 10/15/39	3,358,600	3,371
Federal Home Loan Mortgage Corp., Series 5338, Class FH
5.753%, (US 30 Day Average SOFR plus 0.415%), 4/15/45	3,231,920	3,134
Federal National Mortgage Association 1.500%, 11/1/41	11,667,916	9,670
1.500%, 7/1/51	9,561,332	7,462
2.000%, 3/1/28	978,229	931
2.000%, 2/1/31	2,054,174	1,925
2.000%, 6/1/40	1,952,054	1,695
2.000%, 7/1/40	6,531,324	5,623
2.000%, 9/1/40	7,333,411	6,313
2.000%, 10/1/40	9,493,633	8,173
2.000%, 11/1/40	6,654,767	5,729
2.000%, 12/1/40	34,457,706	29,707
2.000%, 1/1/41	11,928,233	10,269
2.000%, 2/1/41	102,557	88
2.000%, 4/1/41	1,333,759	1,144

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
2.000%, 5/1/41	12,994,588	11,174
2.000%, 6/1/41	1,037,383	889
2.000%, 7/1/41	11,899,106	10,192
2.000%, 10/1/41	4,366,733	3,769
2.000%, 11/1/41	3,686,690	3,164
2.000%, 1/1/42	2,819,116	2,409
2.000%, 2/1/42	30,823,539	26,348
2.000%, 4/1/42	2,257,139	1,945
2.000%, 11/1/42	1,133,268	976
2.000%, 4/1/46	6,817,158	5,646
2.000%, 1/1/47	1,269,985	1,049
2.000%, 3/1/47	9,023,886	7,452
2.500%, 12/1/40	4,088,920	3,644
2.500%, 5/1/41	4,205,037	3,752
2.500%, 8/1/41	2,091,731	1,862
2.500%, 2/1/42	2,410,776	2,151
2.500%, 4/1/42	5,177,244	4,568
2.500%, 5/1/42	3,162,087	2,812
2.500%, 6/1/42	2,831,081	2,533
2.500%, 5/1/46	997,997	865
2.500%, 12/1/47	5,742,522	5,184
2.500%, 10/1/50	3,752,312	3,251
2.500%, 3/1/52	2,647,141	2,270
2.778%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.606%), 6/1/50	1,385,659	1,292
3.000%, 11/1/39	1,398,347	1,312
3.000%, 5/1/40	4,105,202	3,784
3.000%, 11/1/42	2,072,857	1,905
3.000%, 1/1/43	2,075,136	1,949
3.000%, 2/1/43	12,292,356	11,116
3.000%, 7/1/43	1,662,075	1,528
3.000%, 8/1/43	2,277,064	2,093
3.000%, 9/1/43	1,856,830	1,707
3.000%, 12/1/43	2,175,287	1,999
3.000%, 2/1/44	2,186,397	2,010
3.000%, 10/1/44	11,451,241	10,525
3.000%, 2/1/45	3,595,491	3,305
3.000%, 10/1/46	8,788,718	8,030
3.000%, 11/1/46	6,133,571	5,571
3.000%, 12/1/46	8,903,720	8,081
3.000%, 1/1/47	6,237,887	5,657
3.000%, 2/1/47	10,670,414	9,769
3.000%, 3/1/47	1,249,852	1,125
3.000%, 9/1/47	1,015,642	924
3.000%, 1/1/48	3,147,246	2,845
3.000%, 2/1/48	1,549,909	1,410
3.000%, 4/1/48	8,812,943	8,101
3.000%, 8/1/48	1,842,172	1,693
3.000%, 12/1/48	3,880,607	3,514
3.000%, 1/1/49	852,599	784
3.000%, 2/1/49	3,698,435	3,357
3.000%, 10/1/49	26,911,824	24,736
3.000%, 2/1/50	36,842,540	33,504
3.000%, 5/1/50	8,411,330	7,533
3.000%, 7/1/50	10,864,418	9,860
3.000%, 7/1/52	1,649,479	1,472
3.000%, 2/1/55	1,213,914	1,089
3.000%, 7/1/60	14,694,923	12,740

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
3.044%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.603%), 3/1/50	3,232,385	3,209
3.500%, 5/1/37	3,325,785	3,196
3.500%, 6/1/41	1,760,575	1,724
3.500%, 3/1/42	1,430,350	1,354
3.500%, 4/1/42	3,036,162	2,872
3.500%, 5/1/42	794,749	774
3.500%, 6/1/42	1,450,346	1,409
3.500%, 11/1/42	1,156,035	1,092
3.500%, 8/1/43	9,891,631	9,366
3.500%, 12/1/43	5,516,519	5,223
3.500%, 1/1/44	801,704	781
3.500%, 7/1/47	14,201,061	13,418
3.500%, 6/1/49	4,743,583	4,427
3.500%, 1/1/50	3,255,008	3,031
3.500%, 2/1/50	1,611,819	1,510
3.500%, 4/1/50	7,706,898	7,216
3.677%, (US 30 Day Average SOFR plus 2.370%), 8/1/52	1,947,634	1,856
3.962%, (US 30 Day Average SOFR plus 2.120%), 8/1/52	777,047	739
4.000%, 9/1/33	662,731	655
4.000%, 3/1/35	9,293,811	9,167
4.000%, 10/1/37	4,246,965	4,187
4.000%, 6/1/38	1,050,622	1,031
4.000%, 4/1/45	14,640,613	14,115
4.000%, 9/1/45	438,513	426
4.000%, 1/1/46	2,204,498	2,142
4.000%, 1/1/47	1,147,924	1,112
4.000%, 2/1/47	936,914	908
4.000%, 4/1/47	541,778	524
4.000%, 10/1/47	407,071	395
4.000%, 7/1/48	6,965,812	6,724
4.000%, 12/1/48	1,110,783	1,080
4.000%, 5/1/49	1,109,944	1,074
4.122%, (US 30 Day Average SOFR plus 2.120%), 9/1/52	2,699,536	2,639
4.132%, (US 30 Day Average SOFR plus 2.120%), 7/1/52	2,760,399	2,638
4.147%, (US 30 Day Average SOFR plus 2.132%), 10/1/52	6,418,005	6,276
4.213%, (US 30 Day Average SOFR plus 2.370%), 9/1/52	880,908	854
4.222%, (US 30 Day Average SOFR plus 2.127%), 11/1/52	2,253,468	2,209
4.295%, (US 30 Day Average SOFR plus 2.126%), 8/1/52	3,524,978	3,427
4.355%, (US 30 Day Average SOFR plus 2.125%), 7/1/52	3,306,486	3,221
4.500%, 6/1/41	87,271	87
4.500%, 3/1/43	1,098,460	1,097
4.500%, 10/1/45	1,748,199	1,735
4.500%, 2/1/46	66,162	66
4.500%, 7/1/48	1,823,918	1,803
4.500%, 11/1/48	813,558	808
4.616%, (US 30 Day Average SOFR plus 2.125%), 8/1/52	3,839,090	3,771
4.630%, (US 30 Day Average SOFR plus 2.123%), 8/1/52	2,937,509	2,860

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
4.649%, (US 30 Day Average SOFR plus 2.130%), 8/1/52	3,028,831	2,978
4.793%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.582%), 1/1/46	1,842,575	1,877
5.391%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.578%), 6/1/45	732,590	746
6.723%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.560%), 6/1/43	146,865	150
6.952%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.560%), 3/1/43	34,171	34
7.138%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.582%), 10/1/43	479,403	491
7.357%, (FTSE USD IBOR Consumer Cash Fallbacks Term 1 Year plus 1.664%), 1/1/43	137,387	141
Federal National Mortgage Association Stripped, Series 414, Class A35 3.500%, 10/25/42	2,189,890	2,046
Federal National Mortgage Association, Series 2012-111, Class FC
5.852%, (US 30 Day Average SOFR plus 0.515%), 10/25/42	1,252,163	1,228
Federal National Mortgage Association, Series 2012-133, Class JF
5.802%, (US 30 Day Average SOFR plus 0.465%), 12/25/42	1,329,831	1,293
Federal National Mortgage Association, Series 2012-151, Class NX 1.500%, 1/25/43	918,028	773
Federal National Mortgage Association, Series 2013-11, Class AP 1.500%, 1/25/43	2,976,357	2,659
Federal National Mortgage Association, Series 2013-15, Class FA
5.802%, (US 30 Day Average SOFR plus 0.465%), 3/25/43	1,596,125	1,552
Federal National Mortgage Association, Series 2013-43, Class BP 1.750%, 5/25/43	1,094,552	931
Federal National Mortgage Association, Series 2014-17, Class DY 3.500%, 4/25/44	1,915,000	1,744
Federal National Mortgage Association, Series 2014-25, Class EL 3.000%, 5/25/44	1,487,241	1,339
Federal National Mortgage Association, Series 2014-74, Class PC 2.500%, 6/25/44	1,206,393	1,116
Federal National Mortgage Association, Series 2015-20, Class EF
5.802%, (US 30 Day Average SOFR plus 0.465%), 4/25/45	3,742,077	3,632
Federal National Mortgage Association, Series 2015-26, Class GF
5.752%, (US 30 Day Average SOFR plus 0.415%), 5/25/45	2,324,962	2,257

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal National Mortgage Association, Series 2015-32, Class FA
5.752%, (US 30 Day Average SOFR plus 0.415%), 5/25/45	1,421,058	1,375
Federal National Mortgage Association, Series 2015-48, Class FB
5.752%, (US 30 Day Average SOFR plus 0.415%), 7/25/45	1,734,461	1,680
Federal National Mortgage Association, Series 2015-8, Class AP 2.000%, 3/25/45	2,714,403	2,370
Federal National Mortgage Association, Series 2015-84, Class PA 1.700%, 8/25/33	3,455,866	3,156
Federal National Mortgage Association, Series 2016-19, Class FD
5.852%, (US 30 Day Average SOFR plus 0.515%), 4/25/46	5,066,126	4,991
Federal National Mortgage Association, Series 2016-48, Class MA 2.000%, 6/25/38	3,520,085	3,218
Federal National Mortgage Association, Series 2016-57, Class PC 1.750%, 6/25/46	7,287,776	6,073
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	1,168,103	1,071
Federal National Mortgage Association, Series 2017-30, Class FA
5.802%, (US 30 Day Average SOFR plus 0.465%), 5/25/47	876,285	851
Federal National Mortgage Association, Series 2017-78, Class FC
5.802%, (US 30 Day Average SOFR plus 0.465%), 10/25/47	1,688,692	1,637
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	2,198,605	2,065
Federal National Mortgage Association, Series 2018-38, Class MA 3.300%, 6/25/48	2,249,610	2,127
Federal National Mortgage Association, Series 2018-45, Class TM 3.000%, 6/25/48	1,771,012	1,596
Federal National Mortgage Association, Series 2018-55, Class GA 3.375%, 8/25/48	1,722,455	1,628
Federal National Mortgage Association, Series 2018-64, Class A 3.000%, 9/25/48	1,500,632	1,324
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	1,184,605	1,064
Federal National Mortgage Association, Series 2018-85, Class EA 3.500%, 12/25/48	1,238,100	1,176
Federal National Mortgage Association, Series 2019-15, Class FA
5.952%, (US 30 Day Average SOFR plus 0.615%), 4/25/49	884,644	863

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal National Mortgage Association, Series 2019-25, Class PA 3.000%, 5/25/48	2,379,179	2,183
Federal National Mortgage Association, Series 2019-41, Class FG
5.952%, (US 30 Day Average SOFR plus 0.615%), 8/25/59	2,137,425	2,079
Federal National Mortgage Association, Series 2019-43, Class FC
5.852%, (US 30 Day Average SOFR plus 0.515%), 8/25/49	1,750,876	1,704
Federal National Mortgage Association, Series 2019-67, Class FB
5.902%, (US 30 Day Average SOFR plus 0.565%), 11/25/49	883,546	860
Federal National Mortgage Association, Series 2020-34, Class F
5.902%, (US 30 Day Average SOFR plus 0.565%), 6/25/50	1,209,548	1,175
Federal National Mortgage Association, Series 2020-37, Class DA 1.500%, 6/25/50	1,272,208	1,109
Federal National Mortgage Association, Series 2020-45, Class JL 3.000%, 7/25/40	2,843,497	2,578
Federal National Mortgage Association, Series 2020-48, Class AB 2.000%, 7/25/50	1,288,954	1,071
Federal National Mortgage Association, Series 2020-48, Class DA 2.000%, 7/25/50	3,879,325	3,273
Federal National Mortgage Association, Series 2020-59, Class NC 3.000%, 8/25/40	1,854,786	1,696
Federal National Mortgage Association, Series 2021-22, Class MN 2.750%, 10/25/50	2,077,279	1,815
Federal National Mortgage Association, Series 2021-26, Class BD 1.750%, 5/25/51	1,148,231	1,000
Federal National Mortgage Association, Series 2021-27, Class EC 1.500%, 5/25/51	5,512,963	4,471
Federal National Mortgage Association, Series 2021-33, Class AV 2.500%, 3/25/48	838,962	635
Federal National Mortgage Association, Series 2021-42, Class AC 2.000%, 2/25/51	1,657,049	1,394
Federal National Mortgage Association, Series 2021-42, Class DC 2.000%, 11/25/50	3,991,115	3,370
Federal National Mortgage Association, Series 2021-73, Class A 2.500%, 11/25/49	2,160,463	1,872
Federal National Mortgage Association, Series 2021-73, Class DJ 2.000%, 3/25/49	2,240,805	1,824
Federal National Mortgage Association, Series 2021-76, Class KB 1.250%, 11/25/51	995,846	816

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal National Mortgage Association, Series 2021-78, Class ND 1.500%, 11/25/51	3,115,611	2,546
Federal National Mortgage Association, Series 2021-78, Class PA 2.500%, 11/25/51	1,902,759	1,649
Federal National Mortgage Association, Series 2021-86, Class MA 2.500%, 11/25/47	3,552,438	3,180
Federal National Mortgage Association, Series 2021-91, Class AB 2.500%, 9/25/49	2,095,756	1,824
Federal National Mortgage Association, Series 2021-95, Class MA 2.500%, 4/25/50	2,609,629	2,248
Federal National Mortgage Association, Series 2021-96, Class AH 2.500%, 3/25/49	2,332,165	2,021
Federal National Mortgage Association, Series 2022-11, Class A 2.500%, 7/25/47	5,264,607	4,746
Federal National Mortgage Association, Series 2022-11, Class D 3.000%, 1/25/50	2,297,678	2,079
Federal National Mortgage Association, Series 2022-18, Class DL 3.250%, 7/25/46	2,981,882	2,768
Federal National Mortgage Association, Series 2022-28, Class CA 2.000%, 1/25/48	2,043,654	1,835
Federal National Mortgage Association, Series 2022-3, Class N 2.000%, 10/25/47	6,130,928	5,308
Federal National Mortgage Association, Series 2022-4, Class MH 3.000%, 9/25/48	2,419,744	2,218
Federal National Mortgage Association, Series 2022-89, Class AY 3.000%, 2/25/48	2,263,000	1,924
Federal National Mortgage Association, Series 2022-9, Class DJ 3.250%, 3/25/49	1,643,371	1,497
Federal National Mortgage Association, Series 2023-37, Class FG
5.752%, (US 30 Day Average SOFR plus 0.415%), 8/25/50	5,746,159	5,554
Federal National Mortgage Association, Series 2023-37, Class FH
5.852%, (US 30 Day Average SOFR plus 0.515%), 1/25/50	3,565,619	3,474
Federal National Mortgage Association, Series 2023-38, Class FC
6.002%, (US 30 Day Average SOFR plus 0.665%), 6/25/40	2,295,794	2,278
Government National Mortgage Association
2.500%, 12/20/37	2,536,460	2,325
2.500%, 6/20/38	4,748,306	4,345
3.000%, 6/20/43	2,197,707	2,003
3.000%, 8/20/43	719,595	656
3.000%, 10/20/46	375,693	342
3.000%, 12/20/46	1,831,051	1,669

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
3.000%, 1/20/47	632,471	577
3.000%, 3/20/47	1,409,998	1,285
3.000%, 4/20/47	1,966,132	1,792
3.000%, 7/20/47	674,785	615
3.000%, 8/20/47	895,616	816
3.000%, 9/20/47	457,707	417
3.000%, 11/15/47	6,517,925	5,952
3.000%, 11/20/47	1,501,156	1,368
3.000%, 12/20/47	147,151	133
3.000%, 1/20/48	859,388	781
3.000%, 2/20/48	570,035	519
3.000%, 3/20/48	225,358	205
3.000%, 10/20/50	5,602,584	5,083
3.500%, 1/20/48	1,157,878	1,089
4.000%, 3/20/48	336,790	323
4.000%, 4/20/48	1,073,993	1,030
4.500%, 8/15/47	206,128	204
4.500%, 2/20/49	1,379,239	1,329
6.000%, 1/20/53	9,347,510	9,567
Government National Mortgage Association TBA 6.500%, 1/22/54	27,900,000	28,559
Government National Mortgage Association, Series 2010-163, Class NC 4.000%, 12/20/40	1,836,251	1,806
Government National Mortgage Association, Series 2012-141, Class WA 4.513%, 11/16/41	398,525	389
Government National Mortgage Association, Series 2013-152, Class HA 2.500%, 6/20/43	1,951,056	1,775
Government National Mortgage Association, Series 2014-181, Class L 3.000%, 12/20/44	1,211,000	1,083
Government National Mortgage Association, Series 2015-144, Class CA 2.500%, 10/20/45	2,030,062	1,777
Government National Mortgage Association, Series 2015-161, Class GF
5.772%, (US SOFR 1 Month plus 0.415%), 11/20/45	1,096,589	1,063
Government National Mortgage Association, Series 2016-93, Class AB 1.750%, 7/20/44	2,207,422	1,775
Government National Mortgage Association, Series 2017-139, Class GA 3.000%, 9/20/47	4,583,149	4,158
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	1,166,189	1,067
Government National Mortgage Association, Series 2018-65, Class DC 3.500%, 5/20/48	1,482,000	1,350
Government National Mortgage Association, Series 2020-133, Class GA 1.000%, 9/20/50	2,405,681	2,031
Government National Mortgage Association, Series 2020-138, Class LE 1.500%, 9/20/50	5,450,775	4,352

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Government National Mortgage Association, Series 2021-215, Class GA 2.000%, 12/20/51	1,246,356	1,066
Government National Mortgage Association, Series 2021-227, Class E 2.500%, 7/20/50	8,710,483	7,590
Government National Mortgage Association, Series 2021-27, Class BD 5.000%, 2/20/51	1,523,731	1,521
Government National Mortgage Association, Series 2021-27, Class CW 5.001%, 2/20/51	2,226,715	2,191
Government National Mortgage Association, Series 2021-27, Class NT 5.000%, 2/20/51	1,729,698	1,672
Government National Mortgage Association, Series 2021-27, Class Q 5.000%, 2/20/51	1,524,639	1,478
Government National Mortgage Association, Series 2021-8, Class CY 5.000%, 1/20/51	1,551,372	1,561
Government National Mortgage Association, Series 2022-107, Class C 2.500%, 6/20/51	7,162,381	5,969
Government National Mortgage Association, Series 2022-153, Class KA 4.000%, 12/20/49	2,040,719	1,983
Government National Mortgage Association, Series 2022-191, Class B 4.000%, 6/20/41	8,606,000	8,086
Government National Mortgage Association, Series 2022-191, Class BY 4.000%, 8/20/41	9,389,000	8,827
Government National Mortgage Association, Series 2022-197, Class LF
6.038%, (US 30 Day Average SOFR plus 0.700%), 11/20/52	6,569,210	6,508
Government National Mortgage Association, Series 2022-205, Class A 2.000%, 9/20/51	2,616,048	2,099
Government National Mortgage Association, Series 2022-31, Class GH 2.500%, 12/20/49	4,614,173	4,085
Government National Mortgage Association, Series 2022-34, Class DN 3.500%, 9/20/41	3,816,272	3,569
Government National Mortgage Association, Series 2022-5, Class BA 2.000%, 10/20/49	9,097,407	7,790
Government National Mortgage Association, Series 2022-50, Class DC 2.500%, 8/20/51	2,141,730	1,874
Government National Mortgage Association, Series 2022-66, Class CG 3.500%, 4/20/52	4,229,944	4,003
Government National Mortgage Association, Series 2022-84, Class A 2.500%, 1/20/52	13,578,824	11,397
GS Mortgage Securities Trust, Series 2015- GC32, Class A3 3.498%, 7/10/48	1,068,355	1,034

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
GS Mortgage Securities Trust, Series 2020- GSA2, Class A4 1.721%, 12/12/53	3,499,000	2,805
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1 5.314%, 1/25/51 144A	1,094,353	1,074
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A3 3.392%, 12/15/49	674,000	637
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	735,697	726
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	3,340,808	3,258
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.821%, 7/15/48	1,895,000	1,812
MED Trust, Series 2021-MDLN, Class A
6.426%, (US SOFR 1 Month plus 1.065%), 11/15/38 144A	4,312,304	4,228
MFRA Trust, Series 2021-NQM2, Class A1 1.029%, (AFC), 11/25/64 144A	855,435	722
Morgan Stanley Capital I Trust, Series 2020- HR8, Class A3 1.790%, 7/15/53	1,911,000	1,574
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1 2.492%, (AFC), 9/25/59 144A	363,395	334
NewRez Warehouse Securitization Trust, Series 2021-1, Class A
6.220%, (US SOFR 1 Month plus 0.865%), 5/25/55 144A	3,041,133	3,037
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/25	2,120	1
Starvest Emerging Markets CBO I, Series 2020-INV1, Class A1 1.027%, (AFC), 11/25/55 144A	536,456	481
Starwood Mortgage Residential Trust, Series 2020-1, Class A1 2.275%, (AFC), 2/25/50 144A	132,314	124
Starwood Mortgage Residential Trust, Series 2020-3, Class A1 1.486%, (AFC), 4/25/65 144A	594,015	552
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	709,041	627
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	2,000,017	1,672

Structured Products (50.8%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Uniform Mortgage Backed Security TBA
6.000%, 1/16/54	15,000,000	15,230
6.500%, 1/16/54	28,600,000	29,307
7.000%, 1/16/54	24,600,000	25,374
7.000%, 2/13/54	7,000,000	7,214
Verus Securitization Trust, Series 2019-4, Class A1 3.642%, (AFC), 11/25/59 144A Σ	597,413	579
Verus Securitization Trust, Series 2019-INV3, Class A1 3.692%, (AFC), 11/25/59 144A	243,896	237
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	296,502	290
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	921,172	787
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	1,809,397	1,562
Verus Securitization Trust, Series 2021-3, Class A1 1.046%, (AFC), 6/25/66 144A	1,403,451	1,167
Verus Securitization Trust, Series 2021-4, Class A1 0.938%, (AFC), 7/25/66 144A	1,816,594	1,442
Verus Securitization Trust, Series 2021-5, Class A1 1.013%, (AFC), 9/25/66 144A	4,591,115	3,767
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	2,025,638	1,759
Verus Securitization Trust, Series 2021-8, Class A1 1.824%, (AFC), 11/25/66 144A	2,005,237	1,734
Verus Securitization Trust, Series 2021-R1, Class A1 0.820%, (AFC), 10/25/63 144A	748,670	678
Verus Securitization Trust, Series 2021-R3, Class A1 1.020%, (AFC), 5/25/64 144A	849,189	755
Visio Trust, Series 2020-1R, Class A1 1.312%, 11/25/55 144A	564,338	507

Total		1,272,832

Total Structured Products (Cost: $1,499,045)		1,476,166

Total Investments (101.6%) (Cost: $3,005,235)@		2,948,774

Other Assets, Less Liabilities (-1.6%)		(45,077)

Net Assets (100.0%)		2,903,697

+	All par is stated in U.S. Dollar unless otherwise noted.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $203,696 representing 7.0% of the net assets.

α	Rate shown is the rate as of the period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2023, the aggregate value of these securities was $812 (in thousands), representing 0.0% of net assets.

∑	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,014,232 and the net unrealized depreciation of investments based on that cost was $65,458 which is comprised of $45,367 aggregate gross unrealized appreciation and $110,825 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

	(Amounts in thousands)

Assets:
Municipal Bonds	$—	$9,057	$—
Corporate Bonds	—	640,462	—
Governments	—	823,089	—
Structured Products	—	1,476,166	—

Total Assets:	$—	$2,948,774	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$121 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

Despite the collapse of Silicon Valley Bank and financial sector concerns, risk assets rose in early 2023. Bond yields fell, the yield curve inverted further, and market volatility increased due to instability in Credit Suisse Group and its takeover by UBS Group. Fears of financial contagion led to a drop in global stock indices and a rally in bond yields.

In the second quarter of 2023, risk assets improved despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Despite U.S. debt default concerns, market optimism continued due to positive debt ceiling negotiations, leading the S&P 500® Index to a 9-month high. The U.S. Federal Reserve (the “Fed”) signaled two additional rate hikes due to resilient growth and a swift banking sector stress resolution.

The third quarter saw a decline in risk sentiment due to economic data surprises and fears of prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. 10-year U.S. Treasury real yields increased to an approximately 15-year high, while U.S. core inflation cooled.

Signs of slowing inflation and a cooling labor market in the fourth quarter led to an accelerated path of rate cuts for 2024, prompting a global bond market rally. Risk sentiment rebounded, with the MSCI World® Index rising sizably, while the U.S. dollar weakened. In December 2023, the Fed paused rate hikes for the third consecutive time, while signaling the potential for 75 bps of cuts in 2024. Global developed central banks maintained hawkish stances, with both the European Central Bank and the Bank of England signaling that rates would remain restrictive for longer. The Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PORTFOLIO RESULTS

The Portfolio returned 3.33% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® Long-Term U.S. Treasury Index (the “Index”), returned 3.06%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) Tactical U.S. interest rate positioning contributed to the Portfolio’s relative performance for the reporting period. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options. Within spread sectors, exposure to out-of-benchmark agency securities and agency mortgage-backed securities detracted from performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Long-Term U.S. Government Bond Portfolio (unaudited)

After major economies showed surprising resilience in 2023, we anticipate a downshift toward stagnation or mild contraction in 2024. The standout strength of the U.S. is likely to fade over our six- to twelve-month cyclical horizon, and countries with more rate-sensitive markets will likely slow more markedly. With inflation easing, developed market central banks have likely reached the end of their hiking cycles. This has shifted attention toward the timing and pace of eventual rate cuts. We believe the Fed and other central banks have scope to cut rates aggressively if growth slows. However, there are also scenarios in which the recent market-based easing of financial conditions has done much of the work for central banks. That easing, alongside continued consumer and corporate sector strength could potentially prompt inflation to rise again.

We expect fiscal concerns will continue, both in the U.S. and globally. We see potential for further bouts of long-end curve weakness amid anxiety about elevated supply, stemming from the increased bond issuance needed to fund large fiscal deficits. We therefore expect to have a curve-steepening bias in our portfolios, with overweight positions in the 5- to 10-year part of the curve globally and underweights in the 30-year area. At current valuations, we continue to find bonds attractive relative to equities, while fixed income offers correlation and diversification benefits in portfolios. Furthermore, bond returns tend to be less dependent on a positive economic outcome.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	3.33%	-1.76%	1.81%
Bloomberg® Long-Term Treasury Index	3.06%	-1.24%	2.28%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

US Treasury, Various	108.9%

Uniform Mortgage Backed Security TBA, Various	9.3%

US Treasury Inflation Index Bond, Various	3.6%

Resolution Funding Corp. Stripped, Various	3.3%

Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	1.7%

Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	1.7%

Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.6%

US Treasury Stripped, Various	0.6%

Government National Mortgage Association TBA, 4%, 2/20/54	0.6%

Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.6%

Sector Allocation 12/31/23

Sector	% of Net Assets

Governments	116.9%

Structured Products	19.0%

Corporate Bonds	0.3%

Short-Term Investments & Other Net Assets	-36.2%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Corporate Bonds (0.3%)	Shares/ Par +	Value $ (000’s)
Industrial (0.3%)
Vessel Management Services, Inc. 3.432%, 8/15/36	361,000	338

Total		338

Total Corporate Bonds (Cost: $361)		338

Governments (116.9%)
Governments (116.9%)
Federal National Mortgage Association 5.625%, 4/17/28	100,000	106
Resolution Funding Corp. Stripped 0.000%, 4/15/30 PO	4,800,000	3,655
0.000%, 4/15/28 IO	400,000	335
Tennessee Valley Authority Stripped 0.000%, 5/1/30 PO	500,000	380
US Treasury 1.125%, 5/15/40	6,790,000	4,376
1.125%, 8/15/40	45,990,000	29,355
1.375%, 11/15/40	11,200,000	7,431
1.375%, 8/15/50	1,080,000	602
1.625%, 11/15/50	400,000	238
1.875%, 2/15/41	1,900,000	1,366
2.000%, 2/15/50	12,920,000	8,501
2.250%, 8/15/49	300,000	209
2.375%, 5/15/51	2,300,000	1,641
2.500%, 2/15/45	1,440,000	1,090
2.500%, 2/15/46	850,000	638
2.875%, 5/15/49	1,750,000	1,391
3.000%, 11/15/44	1,620,000	1,341
3.000%, 5/15/45	1,410,000	1,163
3.000%, 11/15/45	370,000	304
3.000%, 2/15/48	330,000	269
3.000%, 8/15/48 b	700,000	570
3.000%, 2/15/49	10,470,000	8,520
3.000%, 8/15/52	4,500,000	3,680
3.125%, 8/15/44	1,620,000	1,372
3.125%, 5/15/48	2,430,000	2,024
3.375%, 8/15/42	6,500,000	5,796
3.625%, 2/15/53	2,900,000	2,678
3.625%, 5/15/53	1,700,000	1,572
3.875%, 2/15/43	900,000	858
3.875%, 5/15/43	3,100,000	2,955
4.000%, 11/15/42	2,800,000	2,721
4.000%, 11/15/52	15,830,000	15,619
4.375%, 5/15/41	16,080,000	16,575
4.375%, 8/15/43	6,800,000	6,941
US Treasury Inflation Index Bond 0.125%, 1/15/32	887,944	780
0.625%, 7/15/32	1,694,100	1,547
1.125%, 1/15/33	2,210,406	2,091
US Treasury Stripped 0.000%, 8/15/34 IO	850,000	553
0.000%, 5/15/41 IO	40,000	19
0.000%, 8/15/41 IO	50,000	23
0.000%, 11/15/41 IO	80,000	37

Governments (116.9%)	Shares/ Par +	Value $ (000’s)
Governments continued
0.000%, 5/15/42 IO	70,000	31
0.000%, 8/15/42 IO	220,000	97
0.000%, 11/15/42 IO	50,000	22

Total		141,472

Total Governments (Cost: $160,144)		141,472

Structured Products (19.0%)
Asset Backed Securities (0.3%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A
6.202%, (US 30 Day Average SOFR plus 0.865%), 2/27/68 144A	46,837	46
Hertz Vehicle Financing LLC, Series 2022-2A, Class A 2.330%, 6/26/28 144A	300,000	273
Massachusetts Educational Financing Authority, Series 2008-1, Class A1
6.590%, (US 90 Day Average SOFR plus 1.212%), 4/25/38	16,556	16

Total		335

Mortgage Securities (18.7%)
Benchmark Mortgage Trust, Series 2019-B9, Class A5 4.015%, 3/15/52	600,000	560
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	282
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (CSTR, AFC), 4/10/33 144A	200,000	184
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 4.858%, (CSTR), 7/25/33	149	–π
Extended Stay America Trust, Series 2021- ESH, Class A
6.556%, (US SOFR 1 Month plus 1.195%), 7/15/38 144A	373,376	370
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	96,338	97
Federal Home Loan Mortgage Corp., Series 3759, Class FB
5.953%, (US 30 Day Average SOFR plus 0.615%), 11/15/40	17,535	17
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32	2,200,000	2,064
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44	2,170,900	2,056
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54	865,222	782

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (19.0%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53	621,775	507
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1
6.412%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.400%), 7/25/44	3,894	4
Federal National Mortgage Association 3.600%, 2/1/40	539,929	506
5.000%, 6/1/35	19,322	20
5.000%, 2/1/36	29,762	30
5.500%, 5/1/49	24,705	25
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	40,991	40
Federal National Mortgage Association, Series 2012-101, Class FC
5.952%, (US 30 Day Average SOFR plus 0.615%), 9/25/42	24,371	24
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46	900,000	746
Freddie Mac Military Housing Bonds Resecuritization Trust, Series 2015-R1, Class A2 4.312%, (CSTR), 10/25/52 144A	555,396	535
Government National Mortgage Association TBA 4.000%, 2/20/54	800,000	764
Government National Mortgage Association, Series 2010-26, Class OW 0.000%, 2/20/40 PO	267,725	208
Government National Mortgage Association, Series 2010-75, Class OA 0.000%, 9/20/35 PO	170,454	134
GS Mortgage Securities Trust, Series 2015- 590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	271

Structured Products (19.0%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	600,000	569
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 4.970%, (CSTR, AFC), 5/25/33	547	–π
Morgan Stanley Capital I Trust, Series 2021- 230P, Class A 6.645%, (US SOFR 1 Month plus 1.284%), 12/15/38 144A	200,000	186
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1 2.750%, (AFC), 11/25/59 144A	88,646	83
Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class A
6.987%, (US 30 Day Average SOFR plus 1.650%), 1/25/37 144A	168,235	168
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 6.130%, (US SOFR 1 Month plus 0.775%), (AFC), 10/19/34	1,459	1
Towd Point Mortgage Trust, Series 2020-1, Class A2A 3.100%, (AFC), 1/25/60 144A	200,000	173
Uniform Mortgage Backed Security TBA 3.000%, 3/13/54	300,000	266
4.500%, 2/12/50	4,000,000	3,880
5.500%, 1/14/49	1,000,000	1,004
5.500%, 2/13/54	1,700,000	1,708
6.000%, 1/16/54	3,100,000	3,147
6.500%, 1/16/54	1,200,000	1,230
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	76

Total		22,717

Total Structured Products (Cost: $24,084)		23,052

Total Investments (136.2%) (Cost: $184,589)@		164,862

Other Assets, Less Liabilities (-36.2%)		(43,813)

Net Assets (100.0%)		121,049

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)

Five-Year US Treasury Note Future	Short	USD	17,900	179	3/24	$19,470	$(478)	$(15)
Ten-Year US Treasury Note Future	Long	USD	3,700	37	3/24	4,177	136	–
Two-Year US Treasury Note Future	Short	USD	1,600	8	3/24	1,647	(17)	(1)
Ultra Long Term US Treasury Bond Future	Long	USD	2,100	21	3/24	2,806	15	(11)
Ultra Ten-Year US Treasury Note Future	Short	USD	22,900	229	3/24	27,026	(1,238)	21
US Treasury Long Bond Future	Short	USD	5,700	57	3/24	7,121	(527)	11

							$(2,109)	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
1-Day USD-SOFR Compounded-OIS	1.750%	10/53	500	USD	$(7)	$151	$144	$1
1-Day USD-SOFR Compounded-OIS	0.750%	3/31	1,000	USD	15	175	190	–π
1-Day USD-SOFR Compounded-OIS	1.250%	6/41	3,110	USD	97	923	1,020	5

					$105	$1,249	$1,354	$6

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
1-Day USD-SOFR Compounded-OIS	1.600%	10/28	9,000	USD	$13	$(777)	$(764)	$4
1-Day USD-SOFR Compounded-OIS	1.000%	12/25	3,170	USD	30	(230)	(200)	2

					$43	$(1,007)	$(964)	$6

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$12	$32	$44	$–	$(27)	$(27)	$–

Over the Counter Derivatives

Written Options

Description	Counterparty	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - OTC Uniform Mortgage	J.P. Morgan Securities LLC	USD	1,300	$101.227	2/24	1,300,000	$(9)
Backed Security TBA
Put - OTC Uniform Mortgage	J.P. Morgan Securities LLC	USD	1,300	99.227	2/24	1,300,000	(1)
Backed Security TBA

(Premiums Received $12)							$(10)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency			Forward Foreign Currency
	Contracts	Swaps	Total	Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	—	—	—	—	$(10)	—	$(10)

+	All par is stated in U.S. Dollar unless otherwise noted.
b	Part or all of the security has been pledged as collateral.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $3,216 representing 2.6% of the net assets.

π	Amount is less than one thousand.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $212,077 and the net unrealized depreciation of investments based on that cost was $48,944 which is comprised of $5,048 aggregate gross unrealized appreciation and $53,992 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$—	$338	$—
Governments	—	141,472	—
Structured Products	—	23,052	—
Other Financial Instruments^
Futures	151	—	—
Interest Rate Swaps	—	1,354	—

Total Assets:	$151	$166,216	$—

Liabilities:
Other Financial Instruments^
Futures	(2,260)	—	—
Written Options	—	(10)	—
Interest Rate Swaps	—	(964)	—

Total Liabilities:	$(2,260)	$(974)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$417 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments and may include those located in emerging markets. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, and asset-backed securities, including collateralized loan obligations, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code (“IRC”) provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

Fixed income investors navigated another volatile market in 2023. But unlike 2022, broad indices ended the twelve-month period with solid gains, largely due to early and late-year rallies.

Bonds broadly advanced early in 2023, when high-profile bank failures sparked a flight to quality. However, sentiment quickly shifted, and U.S. Treasury yields reversed course and generally surged through October, when they reached multi-year highs. Amid moderating inflation and expectations for a Fed policy pivot, yields reversed course again and dropped sharply by year-end. Similarly, market-based inflation expectations declined.

The U.S. Federal Reserve’s (the “Fed”) tightening campaign helped fuel a steady slowdown in consumer prices during the year. The Fed increased interest rates at its first three policy meetings of the year before pausing in June. Policymakers lifted rates again in July, to a range of 5.25% to 5.5%, where they remained through year-end. By December, the Fed adopted a more dovish tone and penciled in three rate cuts for 2024.

The late-year rally helped restore twelve-month gains for the broad U.S. bond market and all its sectors. With inflation expectations easing, TIPS underperformed nominal U.S. Treasurys, corporate securities and MBS.

PORTFOLIO RESULTS

The Portfolio returned 3.90% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. TIPS Index (the “Index”), returned 3.90%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

The Portfolio was fully invested in TIPS as allowed by IRC portfolio diversification regulations for insurance products (a maximum of 55%). The remainder of the Portfolio was invested mainly in securitized and investment grade corporate securities, which generally contributed to the Portfolio’s performance versus the all-TIPS Index.

To maximize inflation exposure while adhering to the IRC’s TIPS limit, the portfolio managers used inflation swaps to create an inflation overlay for the corporate and securitized securities. This strategy combined with the portfolio managers’ preference for the short end of the inflation curve contributed to the Portfolio’s relative performance for the year.

Meanwhile, the Portfolio maintained a slightly longer-than-Index duration position throughout the year. With real yields rising overall for the year and nominal yields rising through much of the period, this strategy modestly weighed on the Portfolio’s performance.

Inflation Protection Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We believe structural forces from the labor and housing markets will keep the annual inflation rate higher than pre-pandemic levels. We expect the year-over-year Consumer Price Index to settle in a range of approximately 2.5% to 3%. However, if the Fed cuts rates too soon or too fast, inflation could head higher.

Given the magnitude of Fed tightening and the cumulative effects of inflation, we continue to expect the economy to slow down in 2024. However, a recession seems less likely due to the U.S. economy’s surprising resilience. Accordingly, we’ve reduced our duration overweight and still prefer higher quality securitized and corporate securities.

     Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	3.90%	2.86%	2.06%
Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index	3.90%	3.15%	2.42%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

US Treasury Inflation Index Bond, Various	53.9%

Federal National Mortgage Association, Various	8.6%

Federal Home Loan Mortgage Corp., Various	5.9%

Canadian Government Real Return Bond, 3.5%, 3/1/28	4.9%

Caterpillar Financial Services Corp., Various	3.3%

Chariot Funding LLC, 0.00%, 1/3/24	2.0%

Tennessee Valley Authority, Various	1.6%

Thunder Bay Funding LLC, 0.00%, 1/5/24	1.4%

Bank of America Corp., Various	0.6%

JPMorgan Chase & Co., Various	0.6%

Sector Allocation 12/31/23

Sector	% of Net Assets

Governments	68.7%

Structured Products	17.5%

Short-Term Investments & Other Net Assets	7.8%

Corporate Bonds	5.6%

Municipal Bonds	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Corporate Bonds (5.6%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical (0.9%)
Honda Motor Co., Ltd. 2.271%, 3/10/25	1,550,000	1,502
Toyota Motor Credit Corp. 2.500%, 3/22/24	2,218,000	2,204

Total		3,706

Consumer, Non-cyclical (1.2%)
AbbVie, Inc. 2.950%, 11/21/26	800,000	767
Roche Holdings, Inc. 2.314%, 3/10/27 144A	1,270,000	1,195
Stryker Corp. 4.850%, 12/8/28	800,000	809
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	2,570,000	2,488

Total		5,259

Energy (0.6%)
Exxon Mobil Corp. 2.709%, 3/6/25	2,560,000	2,500

Total		2,500

Financial (2.3%)
Bank of America Corp.
2.884%, (US SOFR 3 Month plus 1.452%), 10/22/30 α	512,000	454
3.458%, (US SOFR 3 Month plus 1.232%), 3/15/25 α	2,210,000	2,199
Bank of Montreal 5.266%, 12/11/26	261,000	265
BOC Aviation USA Corp. 1.625%, 4/29/24 144A	696,000	687
Citigroup, Inc.
3.520%, (US SOFR 3 Month plus 1.413%), 10/27/28 α	100,000	95
3.980%, (US SOFR 3 Month plus 1.600%), 3/20/30 α	152,000	144
The Goldman Sachs Group, Inc. 1.757%, (US SOFR plus 0.730%), 1/24/25 α	441,000	439
JPMorgan Chase & Co.
2.522%, (US SOFR plus 2.040%), 4/22/31 α	358,000	309
4.005%, (US SOFR 3 Month plus 1.382%), 4/23/29 α	360,000	346
5.299%, (US SOFR plus 1.450%), 7/24/29 α	760,000	771
5.546%, (US SOFR plus 1.070%), 12/15/25 α	918,000	919
6.087%, (US SOFR plus 1.570%), 10/23/29 α	285,000	300
JPMorgan Chase Bank NA 5.110%, 12/8/26	563,000	568
The Toronto-Dominion Bank 5.264%, 12/11/26	217,000	221
Wells Fargo & Co.
4.897%, (US SOFR plus 2.100%), 7/25/33 α	325,000	317
5.389%, (US SOFR plus 2.020%), 4/24/34 α	215,000	216

Corporate Bonds (5.6%)	Shares/ Par +	Value $ (000’s)
Financial continued
5.574%, (US SOFR plus 1.740%), 7/25/29 α	280,000	286
Wells Fargo Bank NA 5.254%, 12/11/26	1,050,000	1,063

Total		9,599

Industrial (0.5%)
Caterpillar Financial Services Corp. 3.650%, 8/12/25	1,970,000	1,938

Total		1,938

Utilities (0.1%)
Sempra Energy 3.300%, 4/1/25	507,000	495

Total		495

Total Corporate Bonds (Cost: $23,727)		23,497

Governments (68.7%)
Governments (68.7%)
Canadian Government Real Return Bond 3.500%, 3/1/28 CAD ∞	27,000,000	20,588
Federal Home Loan Banks 5.500%, 7/15/36	1,000,000	1,130
Federal Home Loan Mortgage Corp. 6.250%, 7/15/32	14,850,000	17,217
Federal National Mortgage Association 6.625%, 11/15/30	13,650,000	15,711
Tennessee Valley Authority
1.500%, 9/15/31	1,500,000	1,242
3.875%, 3/15/28	1,750,000	1,742
5.880%, 4/1/36	3,250,000	3,711
US Treasury Inflation Index Bond
0.125%, 1/15/30 b	18,834,795	17,069
0.125%, 7/15/30	11,220,196	10,135
0.125%, 1/15/31	14,277,714	12,742
0.125%, 7/15/31	6,313,725	5,612
0.125%, 1/15/32	12,653,202	11,111
0.125%, 2/15/51	8,863,275	5,480
0.125%, 4/15/26	4,575,519	4,355
0.125%, 7/15/26	5,840,289	5,565
0.125%, 10/15/26 b	3,580,521	3,400
0.250%, 2/15/50	6,606,005	4,302
0.375%, 1/15/27	13,246,480	12,587
0.375%, 7/15/27	10,376,603	9,859
0.500%, 1/15/28	9,355,050	8,852
0.625%, 7/15/32	9,689,393	8,851
0.625%, 2/15/43	8,899,230	6,947
0.625%, 1/15/26	5,684,479	5,484
0.750%, 2/15/42	10,613,906	8,598
0.750%, 2/15/45	17,795,620	13,903
0.750%, 7/15/28	1,838,580	1,759
0.875%, 2/15/47	5,735,610	4,516
0.875%, 1/15/29	10,966,500	10,494
1.000%, 2/15/46	3,830,605	3,131

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Governments (68.7%)	Shares/ Par +	Value $ (000’s)
Governments continued
1.000%, 2/15/48	1,434,844	1,157
1.000%, 2/15/49	2,994,392	2,408
1.125%, 1/15/33	5,164,500	4,885
1.250%, 4/15/28	8,718,960	8,491
1.375%, 7/15/33	8,945,320	8,672
1.375%, 2/15/44	10,138,829	9,056
1.750%, 1/15/28	506,681	504
2.125%, 2/15/41	3,612,178	3,708
2.375%, 1/15/27	877,266	885
2.500%, 1/15/29	3,317,511	3,429
3.625%, 4/15/28	2,853,420	3,057
3.875%, 4/15/29	3,743,160	4,126

Total		286,471

Total Governments (Cost: $324,392)		286,471

Municipal Bonds (0.4%)
Municipal Bonds (0.4%)
Golden State Tobacco Securitization Corp. 2.746%, 6/1/34 RB	740,000	623
University of California 1.316%, 5/15/27 RB	1,105,000	1,000

Total Municipal Bonds (Cost: $1,752)		1,623

Structured Products (17.5%)
Asset Backed Securities (5.6%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B 2.482%, 8/15/46 144A	2,350,000	2,054
Bean Creek CLO, Ltd., Series 2018-1A, Class AR
6.697%, (US SOFR 3 Month plus 1.282%), 4/20/31 144A	1,209,434	1,208
Blackbird Capital Aircraft, Series 2021-1A, Class A 2.443%, 7/15/46 144A	765,915	661
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	69,013	67
Cologix Canadian Issuer LP, Series 2022- 1CAN, Class A2 4.940%, 1/25/52 144A CAD ∞	1,950,000	1,371
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2 3.093%, 4/20/34 144A	2,000,000	1,764
FirstKey Homes Trust, Series 2020-SFR2, Class D 1.968%, 10/19/37 144A	1,000,000	927
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR
6.797%, (US SOFR 3 Month plus 1.382%), 7/20/31 144A	1,125,000	1,125
Goodgreen Trust, Series 2020-1A, Class A 2.630%, 4/15/55 144A	554,720	437
Goodgreen Trust, Series 2021-1A, Class A 2.660%, 10/20/56 144A	383,552	303

Structured Products (17.5%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Greenwood Park CLO, Ltd., Series 2018-1A, Class A1
6.685%, (US SOFR 3 Month plus 1.292%), 4/15/31 144A	492,779	492
Hilton Grand Vacations Trust, Series 2019-AA, Class B 2.540%, 7/25/33 144A	442,536	419
J.G. Wentworth XLI LLC, Series 2018-1A, Class B 4.700%, 10/15/74 144A	363,259	301
KKR Financial CLO, Ltd., Series 2018-22A, Class A
6.827%, (US SOFR 3 Month plus 1.412%), 7/20/31 144A	1,474,058	1,473
KKR Financial CLO, Ltd., Series 2022-1A, Class B
8.016%, (US SOFR 3 Month plus 2.600%), 7/20/31 144A	1,400,000	1,400
KKR Financial CLO, Ltd., Series 2022-1A, Class BR
1.000%, (US SOFR 3 Month plus 2.000%), 7/20/31 144A	1,425,000	1,425
Magnetite CLO, Ltd., Series 2021-29A, Class B
7.055%, (US SOFR 3 Month plus 1.662%), 1/15/34 144A	1,650,000	1,633
Palmer Square CLO, Ltd., Series 2018-1A, Class A1R2
6.794%, (US SOFR 3 Month plus 1.392%), 1/17/31 144A	1,135,615	1,136
Rockford Tower CLO, Ltd., Series 2020-1A, Class B
7.477%, (US SOFR 3 Month plus 2.062%), 1/20/32 144A	1,350,000	1,346
Shelter Growth CRE Issuer, Ltd., Series 2022- FL4, Class A
7.652%, (US SOFR 1 Month plus 2.296%), 6/17/37 144A	1,207,129	1,207
Sierra Receivables Funding Co. LLC, Series 2019-3A, Class B 2.750%, 7/15/38 144A	497,434	477
Sierra Receivables Funding Co. LLC, Series 2021-A1, Class B 1.340%, 11/20/37 144A	898,155	847
Wellfleet CLO, Ltd., Series 2022-1A, Class B2 4.775%, 4/15/34 144A	1,250,000	1,204

Total		23,277

Mortgage Securities (11.9%)
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	391,675	348
Angel Oak Mortgage Trust, Series 2019-6, Class A3 2.927%, (AFC), 11/25/59 144A	177,864	171
Arroyo Mortgage Trust, Series 2021-1R, Class A2 1.483%, (CSTR, AFC), 10/25/48 144A	297,286	245
Arroyo Mortgage Trust, Series 2021-1R, Class A3 1.637%, (CSTR, AFC), 10/25/48 144A	228,682	188

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (17.5%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Bellemeade Re, Ltd., Series 2019-3A, Class M1C
7.420%, (US SOFR 1 Month plus 2.065%), 7/25/29 144A	894,107	896
Bellemeade Re, Ltd., Series 2021-3A, Class M1A
6.337%, (US 30 Day Average SOFR plus 1.000%), 9/25/31 144A	429,675	429
BX Commercial Mortgage Trust, Series 2021- VOLT, Class E
7.476%, (US SOFR 1 Month plus 2.115%), 9/15/36 144A	745,455	713
BX Commercial Mortgage Trust, Series 2021- VOLT, Class F
7.876%, (US SOFR 1 Month plus 2.515%), 9/15/36 144A	1,400,000	1,334
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1
7.437%, (US 30 Day Average SOFR plus 2.100%), 3/25/42 144A	522,311	528
Credit Suisse Mortgage Trust, Series 2015- WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	44,635	41
Credit Suisse Mortgage Trust, Series 2019- ICE4, Class B
6.639%, (US SOFR 1 Month plus 1.277%), 5/15/36 144A	872,829	871
Credit Suisse Mortgage Trust, Series 2019- ICE4, Class D
7.009%, (US SOFR 1 Month plus 1.647%), 5/15/36 144A	2,149,652	2,143
Credit Suisse Mortgage Trust, Series 2021- NQM2, Class A3 1.538%, (AFC), 2/25/66 144A	265,411	223
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3 2.856%, 5/25/65 144A	1,449,456	1,418
Extended Stay America Trust, Series 2021- ESH, Class E
8.326%, (US SOFR 1 Month plus 2.965%), 7/15/38 144A	1,605,517	1,575
Federal Home Loan Mortgage Corp. 2.500%, 10/1/51	2,027,096	1,737
3.500%, 8/1/52	2,006,820	1,841
4.500%, 10/1/52	1,860,510	1,804
6.000%, 1/1/53	2,042,596	2,078
Federal National Mortgage Association 2.500%, 1/1/52	7,933,777	6,789
4.000%, 9/1/52	9,847,600	9,320
5.500%, 1/1/53	3,964,139	3,981
Federal National Mortgage Association, Series 2018-C03, Class 1EB2
8.052%, (US 30 Day Average SOFR plus 2.715%), 5/25/24	189,542	191
Government National Mortgage Association 5.500%, 12/20/52	1,790,564	1,805
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A 4.128%, 7/5/31 144A	2,020,000	1,808

Structured Products (17.5%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.749%, (AFC), 10/25/29 144A	245,510	234
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	557,883	493
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.450%, (AFC), 1/25/47 144A	267,229	236
Onslow Bay Financial LLC, Series 2023- NQM9, Class A2 7.513%, (AFC), 10/25/63 144A Σ	935,093	956
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	995,412	877
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E 3.000%, (AFC), 4/25/60 144A	2,503,000	2,263
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	716,418	633
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	631,654	542
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	998,596	820
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	266,927	246

Total		49,777

Total Structured Products (Cost: $76,405)		73,054

Short-Term Investments (6.3%)
Commercial Paper (6.3%)
Caterpillar Financial Services Corp. 0.000%, 1/16/24	12,000,000	11,968
Chariot Funding LLC 0.000%, 1/3/24	8,500,000	8,494
Thunder Bay Funding LLC 0.000%, 1/5/24	5,800,000	5,797

Total		26,259

Total Short-Term Investments (Cost: $26,268)		26,259

Total Investments (98.5%) (Cost: $452,544)@		410,904

Other Assets, Less Liabilities (1.5%)		6,385

Net Assets (100.0%)		417,289

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)

Five-Year US Treasury Note Future	Long	USD	9,600	96	3/24	$10,442	$203	$8
Ten-Year US Treasury Note Future	Long	USD	10,700	107	3/24	12,079	337	(79)
Two-Year US Treasury Note Future	Long	USD	1,600	8	3/24	1,647	16	1
Ultra Ten-Year US Treasury Note Future	Long	USD	5,300	53	3/24	6,255	260	(5)

							$816	$(75)

Total Return Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
CPURNSA	1.777%	6/24	11,000	USD	$–	$1,370	$1,370	$3
CPURNSA	1.715%	6/24	7,400	USD	–	931	931	–	π
CPURNSA	1.860%	7/24	7,500	USD	–	870	870	2
CPURNSA	1.858%	8/24	12,700	USD	–	1,477	1,477	3
CPURNSA	2.073%	8/27	3,500	USD	–	424	424	–	π
CPURNSA	2.145%	11/27	5,000	USD	(1)	556	555	1
CPURNSA	1.800%	10/29	3,700	USD	–	545	545	1
CPURNSA	1.884%	11/29	2,000	USD	–	280	280	–	π
CPURNSA	2.243%	1/26	6,000	USD	–	625	625	(2)
CPURNSA	1.078%	6/25	3,000	USD	–	490	490	1
CPURNSA	2.503%	8/26	7,000	USD	–	(36)	(36)	–	π
CPURNSA	2.415%	2/28	2,500	USD	–	5	5	–	π
CPURNSA	2.565%	4/28	1,500	USD	–	(9)	(9)	1
CPURNSA	2.438%	2/30	9,500	USD	1	28	29	–	π
CPURNSA	1.291%	5/30	2,000	USD	–	395	395	1
CPURNSA	1.629%	6/30	2,000	USD	–	356	356	–	π
CPURNSA	2.663%	8/30	1,200	USD	1	(18)	(17)	–	π
CPURNSA	2.498%	9/31	7,000	USD	–	434	434	2
CPURNSA	2.619%	3/33	5,500	USD	1	(52)	(51)	1
CPURNSA	2.495%	5/33	3,500	USD	1	(10)	(9)	2
CPURNSA	2.650%	8/33	8,500	USD	1	(145)	(144)	5

					$4	$8,516	$8,520	$21

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$23	$9	$32	$(2)	$(84)	$(86)	$–

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs International	CAD	28,470	21,507	3/15/24	$—	$(517)	$(517)

						$—	$(517)	$(517)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America NA	2.528%	8/24	2,750	$72	$72
CPURNSA	Bank of America NA	2.140%	7/25	2,900	293	293
CPURNSA	Bank of America NA	1.790%	8/25	1,500	202	202
CPURNSA	Bank of America NA	2.240%	4/27	3,500	334	334
CPURNSA	Bank of America NA	2.218%	4/27	2,000	196	196
CPURNSA	Bank of America NA	2.235%	4/27	2,000	193	193
CPURNSA	Bank of America NA	2.235%	5/27	5,000	485	485
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	25	25
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	180	180
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	169	169
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(235)	(235)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(115)	(115)
CPURNSA	Goldman Sachs International	1.870%	5/26	8,500	1,223	1,223
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	962	962
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	917	917
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	297	297
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	286	286
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	380	380

					$5,864	$5,864

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	—	$6,214	$6,214	$(517)	—	$(350)	$(867)

+	All par is stated in U.S. Dollar unless otherwise noted.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $45,390 representing 10.9% of the net assets.

α	Rate shown is the rate as of the period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future.
∞	Foreign Bond — par value is foreign denominated.
b	Part or all of the security has been pledged as collateral.
Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $452,995 and the net unrealized depreciation of investments based on that cost was $27,408 which is comprised of $16,801 aggregate gross unrealized appreciation and $44,209 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$—	$1,623	$—
Corporate Bonds	—	23,497	—
Governments	—	286,471	—
Structured Products	—	73,054	—
Short-Term Investments	—	26,259	—
Other Financial Instruments^
Futures	816	—	—
Total Return Swaps	—	15,000	—

Total Assets:	$816	$425,904	$—

Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	—	(517)	—
Total Return Swaps	—	(616)	—

Total Liabilities:	$—	$(1,133)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$744 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

The major factors influencing markets during 2023 were the economy and the trajectory of interest rates. From the start of the year, the economy proved resilient despite several indicators signaling potential weakness on the horizon. Corporate earnings, while off their peak, proved stronger than expected. Early in 2023, the U.S. Federal Reserve (the “Fed”) addressed high inflation by continuing to push short-term rates higher. However, late in 2023, as inflation declined by more than half, the Fed signaled that its rate-hiking cycle may be coming to an end. Interest rates peaked in October and declined significantly in November and December. For example, the 5-year U.S. Treasury’s yield began the year at 3.9%, peaked near 5% in late October and declined back to 3.85% at year-end. With no recession in 2023 and the market betting on a soft landing in 2024, risk assets rallied, and spreads ended the year tighter. The overall impact of these factors can be illustrated by the change in credit spreads between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with similar maturities which began the period at 499 basis points and ended the fiscal year at 363 basis points.

From a quality perspective, the CCC-rated sector led the way with a total return of 19.84% followed by the B-rated sector at 13.78%. The BB-rated sector lagged with a return of 11.56%.

PORTFOLIO RESULTS

The Portfolio returned 13.24% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”), returned 13.44%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.)

Within the high yield market, industries that detracted substantially from the Portfolio’s relative performance during the reporting period included wirelines, pharmaceuticals, aerospace and defense, airlines and electric utilities. Industries that contributed substantially included leisure, retailing, finance companies and building materials.

Sector allocation detracted from the Portfolio’s relative return, driven by the Portfolio’s underweight to the strong performing leisure and retail industry. Given the strong absolute returns for the period, the Portfolio’s cash position also detracted. Security selection in the media and entertainment, electric utilities and cable and satellite industries also weighed on relative performance. Specific high yield issuers held by the Portfolio that detracted from the Portfolio’s relative performance included Enviva, iHeartCommunications, ARD Finance, Rackspace Technology and Audacy Capital.

An overweight to the strong-performing building materials industry and an underweight to the poor-performing wireline telecommunications and airline industries contributed to the Portfolio’s relative return. Security selection in the Information Technology and Healthcare sectors and in the consumer cyclical services, chemicals, building materials, diversified manufacturing and property and casualty insurance industries also contributed. Specific high yield issuers held by the Portfolio that contributed to relative performance included NFP, Diamond (BC) B.V., Madison IAQ, Minerva Merger Sub and Dornoch Debt Merger Sub.

High Yield Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

The U.S. economy continues to surprise to the upside with the consensus now leaning toward a soft landing in 2024. Credit spreads largely reflect this outlook as they have moved close to cycle lows. Over the past few years, the economy has benefited from significant monetary and fiscal policy stimulus, but those policies have mostly come to an end. Meanwhile, many historically accurate economic indicators are signaling caution. We do not believe the all clear has been sounded just yet, and with spreads close to historical lows, we see no reason to move to an overweight on high yield at this time. However, we are closely monitoring high yield issuer’s earnings and free cash flow as well as overall economic conditions to ascertain whether a continued cautious outlook is warranted.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	13.24%	5.33%	4.42%
Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index	13.44%	5.35%	4.59%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Ford Motor Credit Co. LLC, Various	2.5%

CCO Holdings LLC / CCO Holdings Capital Corp., Various	1.9%

HUB International, Ltd., Various	1.8%

CSC Holdings LLC, Various	1.6%

TransDigm, Inc., Various	1.6%

Tenet Healthcare Corp., Various	1.2%

NFP Corp., Various	1.2%

Allied Universal Holdco LLC, Various	1.1%

Mozart Debt Merger Sub, Inc., Various	1.1%

EQM Midstream Partners LP, Various	1.1%

Sector Allocation 12/31/23

Sector	% of Net Assets

Consumer, Cyclical	19.0%

Communications	14.4%

Industrial	12.8%

Consumer, Non-Cyclical	12.4%

Energy	11.9%

Financial	9.8%

Technology	9.1%

Short-Term Investments & Other Net Assets	5.2%

Basic Materials	2.9%

Utilities	2.3%

Diversified	0.2%

Communication Services	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (0.3%)	Shares/ Par +	Value $ (000’s)
Communication Services (0.0%)
iHeartMedia, Inc. *	22,266	60

Total		60

Energy (0.3%)
Superior Energy Services, Inc. *	28,873	2,223

Total		2,223

Total Common Stocks (Cost: $1,027)		2,283

Corporate Bonds (94.5%)
Basic Materials (2.9%)
Ashland LLC 3.375%, 9/1/31 144A	825,000	711
Axalta Coating Systems Dutch Holding BV 7.250%, 2/15/31 144A	425,000	446
Axalta Coating Systems LLC 3.375%, 2/15/29 144A	875,000	785
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding 4.750%, 6/15/27 144A	600,000	583
Cheever Escrow Issuer LLC 7.125%, 10/1/27 144A	875,000	876
Cleveland-Cliffs, Inc. 4.625%, 3/1/29 144A	1,525,000	1,409
4.875%, 3/1/31 144A	425,000	384
6.750%, 4/15/30 144A	375,000	380
Coeur Mining, Inc. 5.125%, 2/15/29 144A	1,750,000	1,610
Element Solutions, Inc. 3.875%, 9/1/28 144A	1,650,000	1,519
H.B. Fuller Co. 4.250%, 10/15/28	525,000	491
Herens Holdco SARL 4.750%, 5/15/28 144A	3,775,000	3,097
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 7/1/28 144A	725,000	693
Olympus Water US Holding Corp. 4.250%, 10/1/28 144A	1,500,000	1,350
6.250%, 10/1/29 144A	1,975,000	1,754
9.750%, 11/15/28 144A	2,125,000	2,256
Polar US Borrower LLC 6.750%, 5/15/26 144A	1,725,000	552
SPCM SA 3.375%, 3/15/30 144A	425,000	365
WR Grace Holdings LLC 4.875%, 6/15/27 144A	675,000	650
5.625%, 8/15/29 144A	1,200,000	1,056
7.375%, 3/1/31 144A	325,000	325

Total		21,292

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Communications (14.4%)
Audacy Capital Corp. 6.500%, 5/1/27 144A j	2,250,000	39
6.750%, 3/31/29 144A j	1,650,000	25
Cars.com, Inc. 6.375%, 11/1/28 144A	2,125,000	2,049
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	325,000	284
4.250%, 1/15/34 144A	1,200,000	975
4.500%, 8/15/30 144A	1,500,000	1,352
4.500%, 5/1/32	1,050,000	899
4.500%, 6/1/33 144A	1,175,000	994
4.750%, 3/1/30 144A	3,400,000	3,107
4.750%, 2/1/32 144A	450,000	397
5.000%, 2/1/28 144A	2,000,000	1,914
5.125%, 5/1/27 144A	2,975,000	2,874
5.375%, 6/1/29 144A	1,350,000	1,272
5.500%, 5/1/26 144A	275,000	273
Ciena Corp. 4.000%, 1/31/30 144A	325,000	296
CSC Holdings LLC 3.375%, 2/15/31 144A	825,000	602
4.125%, 12/1/30 144A	950,000	723
4.500%, 11/15/31 144A	2,750,000	2,079
4.625%, 12/1/30 144A	1,375,000	828
5.250%, 6/1/24	700,000	685
5.500%, 4/15/27 144A	2,275,000	2,103
5.750%, 1/15/30 144A	4,200,000	2,615
6.500%, 2/1/29 144A	1,100,000	971
7.500%, 4/1/28 144A	1,925,000	1,440
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26 144A	750,000	505
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 8/15/26 144A j	675,000	34
6.625%, 8/15/27 144A j	1,900,000	95
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 8/15/27 144A	1,175,000	1,104
DISH DBS Corp. 5.125%, 6/1/29	2,950,000	1,520
5.750%, 12/1/28 144A	1,100,000	877
7.375%, 7/1/28	750,000	448
7.750%, 7/1/26	1,350,000	940
DISH Network Corp. 11.750%, 11/15/27 144A	1,600,000	1,670
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/1/27 144A	1,625,000	1,592
Gray Escrow II, Inc. 5.375%, 11/15/31 144A	975,000	736
Gray Television, Inc. 5.875%, 7/15/26 144A	2,575,000	2,505
7.000%, 5/15/27 144A	1,050,000	998
iHeartCommunications, Inc. 4.750%, 1/15/28 144A	425,000	327

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Communications continued
5.250%, 8/15/27 144A	1,075,000	854
6.375%, 5/1/26	375,901	320
8.375%, 5/1/27	4,928,194	3,199
Lamar Media Corp. 3.625%, 1/15/31	425,000	378
4.000%, 2/15/30	100,000	92
4.875%, 1/15/29	675,000	652
Logan Merger Sub, Inc. 5.500%, 9/1/27 144A	2,875,000	1,391
Match Group, Inc. 4.125%, 8/1/30 144A	2,175,000	1,974
4.625%, 6/1/28 144A	1,450,000	1,388
5.000%, 12/15/27 144A	525,000	513
Midas OpCo Holdings LLC 5.625%, 8/15/29 144A	5,975,000	5,496
Millennium Escrow Corp. 6.625%, 8/1/26 144A	1,425,000	1,012
Nexstar Broadcasting, Inc. 4.750%, 11/1/28 144A	1,700,000	1,567
5.625%, 7/15/27 144A	2,500,000	2,417
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.250%, 1/15/29 144A	1,150,000	1,038
4.625%, 3/15/30 144A	1,100,000	981
7.375%, 2/15/31 144A	150,000	158
Scripps Escrow II, Inc. 5.375%, 1/15/31 144A	300,000	220
Scripps Escrow, Inc. 5.875%, 7/15/27 144A	1,425,000	1,266
Sinclair Television Group, Inc. 4.125%, 12/1/30 144A	150,000	106
5.125%, 2/15/27 144A	1,900,000	1,696
5.500%, 3/1/30 144A	1,175,000	881
Sirius XM Radio, Inc. 3.125%, 9/1/26 144A	1,075,000	1,010
3.875%, 9/1/31 144A	3,025,000	2,588
4.000%, 7/15/28 144A	725,000	671
4.125%, 7/1/30 144A	1,775,000	1,582
5.500%, 7/1/29 144A	925,000	894
Sprint Corp. 7.625%, 2/15/25	700,000	712
TEGNA, Inc. 4.625%, 3/15/28	450,000	420
5.000%, 9/15/29	2,325,000	2,130
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	4,114
Terrier Media Buyer, Inc. 8.875%, 12/15/27 144A	3,700,000	2,935
Univision Communications, Inc. 4.500%, 5/1/29 144A	1,400,000	1,249
7.375%, 6/30/30 144A	1,025,000	1,022
8.000%, 8/15/28 144A	925,000	954
UPC Broadband Finco BV 4.875%, 7/15/31 144A	3,450,000	3,036
Urban One, Inc. 7.375%, 2/1/28 144A	2,175,000	1,849
Viavi Solutions, Inc. 3.750%, 10/1/29 144A	350,000	306
Virgin Media Finance PLC 5.000%, 7/15/30 144A	2,700,000	2,380

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Communications continued
Virgin Media Secured Finance PLC 5.500%, 5/15/29 144A	475,000	459
Virgin Media Vendor Financing Notes IV 5.000%, 7/15/28 144A	2,050,000	1,925
VMED O2 UK Financing I PLC 4.250%, 1/31/31 144A	600,000	524
4.750%, 7/15/31 144A	1,475,000	1,317
VZ Secured Financing BV 5.000%, 1/15/32 144A	1,225,000	1,046
Ziggo Bond Co. BV 5.125%, 2/28/30 144A	1,125,000	941
6.000%, 1/15/27 144A	3,050,000	2,968
Ziggo BV 4.875%, 1/15/30 144A	200,000	178

Total		106,956

Consumer, Cyclical (19.0%)
1011778 BC ULC / New Red Finance, Inc. 3.500%, 2/15/29 144A	525,000	484
3.875%, 1/15/28 144A	1,125,000	1,063
4.000%, 10/15/30 144A	5,775,000	5,180
4.375%, 1/15/28 144A	1,175,000	1,122
Academy, Ltd. 6.000%, 11/15/27 144A	1,850,000	1,817
Acushnet Co. 7.375%, 10/15/28 144A	300,000	313
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	3,300,000	3,227
7.000%, 4/15/28 144A	350,000	362
8.250%, 4/15/31 144A	350,000	371
Affinity Gaming 6.875%, 12/15/27 144A	2,375,000	2,117
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 4/20/26 144A	1,375,000	1,365
5.750%, 4/20/29 144A	200,000	195
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/29 144A	275,000	245
4.000%, 1/15/28 144A	2,050,000	1,940
Aramark Services, Inc. 5.000%, 2/1/28 144A	225,000	218
Asbury Automotive Group, Inc. 4.625%, 11/15/29 144A	1,850,000	1,712
5.000%, 2/15/32 144A	450,000	409
BCPE Empire Holdings, Inc. 7.625%, 5/1/27 144A	5,000,000	4,821
Beacon Roofing Supply, Inc. 6.500%, 8/1/30 144A	425,000	435
Boyd Gaming Corp. 4.750%, 12/1/27	1,650,000	1,587
4.750%, 6/15/31 144A	575,000	528
Caesars Entertainment, Inc. 4.625%, 10/15/29 144A	825,000	744
5.750%, 7/1/25 144A	1,750,000	1,750
6.250%, 7/1/25 144A	2,175,000	2,181
7.000%, 2/15/30 144A	275,000	282
8.125%, 7/1/27 144A	2,325,000	2,383
Carnival Corp. 7.000%, 8/15/29 144A	375,000	392

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
CCM Merger, Inc. 6.375%, 5/1/26 144A	425,000	414
Churchill Downs, Inc. 5.500%, 4/1/27 144A	225,000	223
6.750%, 5/1/31 144A	1,575,000	1,599
Clarios Global LP 6.750%, 5/15/25 144A	135,000	136
6.750%, 5/15/28 144A	625,000	638
Clarios Global LP / Clarios US Finance Co. 6.250%, 5/15/26 144A	270,000	270
8.500%, 5/15/27 144A	7,550,000	7,576
Dana Financing Luxembourg SARL 5.750%, 4/15/25 144A	325,000	323
Dana, Inc. 4.500%, 2/15/32	675,000	587
5.375%, 11/15/27	150,000	149
5.625%, 6/15/28	175,000	173
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/29 144A	3,450,000	3,110
Ford Motor Credit Co. LLC 2.700%, 8/10/26	725,000	671
3.375%, 11/13/25	3,250,000	3,110
4.000%, 11/13/30	1,975,000	1,772
4.063%, 11/1/24	1,700,000	1,670
4.125%, 8/17/27	1,350,000	1,278
4.271%, 1/9/27	1,675,000	1,606
4.389%, 1/8/26	2,725,000	2,650
5.113%, 5/3/29	2,950,000	2,869
5.125%, 6/16/25	2,250,000	2,220
6.800%, 5/12/28	700,000	731
Foundation Building Materials, Inc. 6.000%, 3/1/29 144A	3,375,000	3,035
The Gap, Inc. 3.625%, 10/1/29 144A	1,475,000	1,261
3.875%, 10/1/31 144A	475,000	391
GYP Holdings III Corp. 4.625%, 5/1/29 144A	2,475,000	2,259
H&E Equipment Services, Inc. 3.875%, 12/15/28 144A	2,775,000	2,523
Hilton Domestic Operating Co., Inc. 3.625%, 2/15/32 144A	700,000	611
3.750%, 5/1/29 144A	1,150,000	1,066
4.875%, 1/15/30	500,000	485
5.750%, 5/1/28 144A	800,000	800
IHO Verwaltungs GmbH 4.750%, 9/15/26 144A	2,375,000	2,274
6.000%, 5/15/27 144A	1,650,000	1,608
6.375%, 5/15/29 144A	2,350,000	2,306
Interface, Inc. 5.500%, 12/1/28 144A	1,350,000	1,248
JB Poindexter & Co., Inc. 8.750%, 12/15/31 144A	975,000	994
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	542
Kontoor Brands, Inc. 4.125%, 11/15/29 144A	575,000	519
LCM Investments Holdings II LLC 8.250%, 8/1/31 144A	1,500,000	1,566

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
Light and Wonder International, Inc. 7.500%, 9/1/31 144A	725,000	756
Midwest Gaming Borrower LLC 4.875%, 5/1/29 144A	1,275,000	1,186
Mohegan Gaming & Entertainment 8.000%, 2/1/26 144A	3,800,000	3,586
NCL Corp., Ltd. 5.875%, 3/15/26 144A	1,450,000	1,417
7.750%, 2/15/29 144A	250,000	251
8.125%, 1/15/29 144A	575,000	601
NCL Finance, Ltd. 6.125%, 3/15/28 144A	750,000	718
Ontario Gaming GTA LP 8.000%, 8/1/30 144A	2,025,000	2,088
Penn National Gaming, Inc. 4.125%, 7/1/29 144A	1,975,000	1,689
5.625%, 1/15/27 144A	250,000	242
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875%, 11/1/26 144A	575,000	548
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29 144A	3,375,000	2,910
Ritchie Bros Auctioneers, Inc. 6.750%, 3/15/28 144A	325,000	335
Royal Caribbean Cruises, Ltd. 5.375%, 7/15/27 144A	750,000	742
5.500%, 8/31/26 144A	750,000	743
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 3/1/30 144A	1,875,000	1,773
Scientific Games International, Inc. 7.250%, 11/15/29 144A	1,250,000	1,280
SeaWorld Parks & Entertainment, Inc. 5.250%, 8/15/29 144A	2,675,000	2,501
Six Flags Entertainment Corp. 5.500%, 4/15/27 144A	475,000	464
7.250%, 5/15/31 144A	1,250,000	1,254
SRS Distribution, Inc. 6.000%, 12/1/29 144A	2,925,000	2,727
6.125%, 7/1/29 144A	3,350,000	3,176
Station Casinos LLC 4.500%, 2/15/28 144A	2,000,000	1,886
4.625%, 12/1/31 144A	1,300,000	1,172
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.000%, 6/1/31 144A	2,525,000	2,289
5.875%, 3/1/27	900,000	895
White Cap Buyer LLC 6.875%, 10/15/28 144A	1,825,000	1,767
White Cap Parent LLC 8.250%, 3/15/26 144A	1,650,000	1,642
The William Carter Co. 5.625%, 3/15/27 144A	800,000	790
WMG Acquisition Corp. 3.750%, 12/1/29 144A	800,000	728
3.875%, 7/15/30 144A	325,000	294
Yum! Brands, Inc. 4.625%, 1/31/32	1,625,000	1,520
4.750%, 1/15/30 144A	725,000	703
5.375%, 4/1/32	625,000	614

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
ZF North America Capital, Inc. 6.875%, 4/14/28 144A	1,000,000	1,036
7.125%, 4/14/30 144A	550,000	586

Total		141,415

Consumer, Non-cyclical (12.4%)
AHP Health Partners, Inc. 5.750%, 7/15/29 144A	1,025,000	892
Albertsons Cos., Inc. / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC 3.250%, 3/15/26 144A	350,000	330
3.500%, 3/15/29 144A	1,650,000	1,498
5.875%, 2/15/28 144A	700,000	700
6.500%, 2/15/28 144A	1,200,000	1,214
7.500%, 3/15/26 144A	625,000	637
Allied Universal Holdco LLC 6.000%, 6/1/29 144A	2,225,000	1,814
6.625%, 7/15/26 144A	1,425,000	1,418
9.750%, 7/15/27 144A	5,050,000	4,948
Avantor Funding, Inc. 3.875%, 11/1/29 144A	1,825,000	1,657
4.625%, 7/15/28 144A	2,350,000	2,271
Bausch Health Cos., Inc. 4.875%, 6/1/28 144A	350,000	211
5.000%, 1/30/28 144A	425,000	193
5.000%, 2/15/29 144A	625,000	269
5.250%, 1/30/30 144A	1,900,000	876
5.250%, 2/15/31 144A	300,000	129
5.750%, 8/15/27 144A	775,000	500
6.125%, 2/1/27 144A	300,000	203
6.250%, 2/15/29 144A	1,450,000	642
7.250%, 5/30/29 144A	1,700,000	775
8.500%, 1/31/27 144A	1,450,000	796
Bellring Brands, Inc. 7.000%, 3/15/30 144A	2,050,000	2,122
Centene Corp. 4.250%, 12/15/27	1,900,000	1,831
4.625%, 12/15/29	2,425,000	2,325
CHS / Community Health Systems, Inc. 5.250%, 5/15/30 144A	1,000,000	836
5.625%, 3/15/27 144A	750,000	697
6.000%, 1/15/29 144A	550,000	495
6.125%, 4/1/30 144A	1,275,000	825
6.875%, 4/15/29 144A	2,825,000	1,823
8.000%, 3/15/26 144A	556,000	554
Edgewell Personal Care Co. 4.125%, 4/1/29 144A	1,000,000	910
5.500%, 6/1/28 144A	875,000	859
Embecta Corp. 5.000%, 2/15/30 144A	525,000	445
6.750%, 2/15/30 144A	1,850,000	1,610
Garda World Security Corp. 4.625%, 2/15/27 144A	875,000	844
6.000%, 6/1/29 144A	2,375,000	2,129
7.750%, 2/15/28 144A	600,000	621
Garden Spinco Corp. 8.625%, 7/20/30 144A	675,000	721
Gartner, Inc. 4.500%, 7/1/28 144A	250,000	237

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
Grifols Escrow Issuer SA 4.750%, 10/15/28 144A	3,775,000	3,423
GTCR W-2 Merger Sub LLC 7.500%, 1/15/31 144A	1,600,000	1,691
GW B-CR Security Corp. 9.500%, 11/1/27 144A	4,969,000	5,010
HCA, Inc. 5.375%, 2/1/25	1,250,000	1,248
5.875%, 2/15/26	825,000	832
HealthEquity, Inc. 4.500%, 10/1/29 144A	2,225,000	2,066
IQVIA, Inc. 5.000%, 10/15/26 144A	1,375,000	1,362
5.000%, 5/15/27 144A	750,000	736
6.500%, 5/15/30 144A	200,000	205
Jazz Securities DAC 4.375%, 1/15/29 144A	1,825,000	1,700
LifePoint Health, Inc. 4.375%, 2/15/27 144A	625,000	577
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29 144A	1,625,000	1,469
5.250%, 10/1/29 144A	7,000,000	6,598
MPH Acquisition Holdings LLC 5.750%, 11/1/28 144A	500,000	406
Organon Finance 1 LLC 4.125%, 4/30/28 144A	425,000	391
5.125%, 4/30/31 144A	1,800,000	1,539
Performance Food Group, Inc. 4.250%, 8/1/29 144A	1,425,000	1,307
5.500%, 10/15/27 144A	725,000	714
Post Holdings, Inc. 5.500%, 12/15/29 144A	900,000	867
5.625%, 1/15/28 144A	975,000	966
5.750%, 3/1/27 144A	1,405,000	1,394
Prestige Brands, Inc. 3.750%, 4/1/31 144A	650,000	568
Teleflex, Inc. 4.250%, 6/1/28 144A	250,000	237
4.625%, 11/15/27	450,000	437
Tenet Healthcare Corp. 4.250%, 6/1/29	225,000	209
4.625%, 6/15/28	125,000	119
4.875%, 1/1/26	1,525,000	1,508
5.125%, 11/1/27	1,800,000	1,760
6.125%, 10/1/28	2,450,000	2,443
6.125%, 6/15/30	775,000	784
6.250%, 2/1/27	1,125,000	1,131
6.750%, 5/15/31 144A	775,000	792
United Rentals North America, Inc. 4.875%, 1/15/28	1,225,000	1,196
5.250%, 1/15/30	425,000	418
5.500%, 5/15/27	400,000	401
6.000%, 12/15/29 144A	375,000	381
US Foods, Inc. 4.625%, 6/1/30 144A	700,000	652
4.750%, 2/15/29 144A	1,500,000	1,425
6.875%, 9/15/28 144A	775,000	798

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
ZipRecruiter, Inc. 5.000%, 1/15/30 144A	975,000	851

Total		92,468

Diversified (0.2%)
Stena International SA 6.125%, 2/1/25 144A	1,325,000	1,317

Total		1,317

Energy (11.6%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 6/15/29 144A	1,975,000	1,899
5.750%, 3/1/27 144A	2,375,000	2,357
5.750%, 1/15/28 144A	2,600,000	2,574
7.875%, 5/15/26 144A	1,000,000	1,024
Antero Resources Corp. 5.375%, 3/1/30 144A	925,000	887
7.625%, 2/1/29 144A	244,000	250
Archrock Partners LP 6.250%, 4/1/28 144A	1,975,000	1,945
6.875%, 4/1/27 144A	3,275,000	3,283
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875%, 6/30/29 144A	600,000	558
7.000%, 11/1/26 144A	1,375,000	1,384
8.250%, 12/31/28 144A	575,000	578
9.000%, 11/1/27 144A	400,000	504
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	875,000	847
Callon Petroleum Co. 6.375%, 7/1/26	900,000	896
7.500%, 6/15/30 144A	450,000	454
Centennial Resource Production LLC 5.375%, 1/15/26 144A	825,000	814
6.875%, 4/1/27 144A	1,725,000	1,724
Cheniere Energy Partners LP 4.000%, 3/1/31	1,250,000	1,136
4.500%, 10/1/29	1,150,000	1,100
Cheniere Energy, Inc. 4.625%, 10/15/28	975,000	952
Chesapeake Energy Corp. 5.875%, 2/1/29 144A	225,000	220
Chesapeake Energy Corp. Escrow 7.000%, 10/1/24 *	1,000,000	19
Civitas Resources, Inc. 8.375%, 7/1/28 144A	1,375,000	1,435
8.625%, 11/1/30 144A	575,000	610
8.750%, 7/1/31 144A	300,000	319
CNX Midstream Partners LP 4.750%, 4/15/30 144A	2,250,000	2,020
Comstock Resources, Inc. 5.875%, 1/15/30 144A	475,000	412
6.750%, 3/1/29 144A	2,400,000	2,195
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.375%, 2/1/31 144A	750,000	788
8.000%, 4/1/29 144A	1,825,000	1,899
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 144A	3,025,000	3,021

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Energy continued
DT Midstream, Inc. 4.375%, 6/15/31 144A	1,450,000	1,308
Endeavor Energy Resources LP / EER Finance, Inc. 5.750%, 1/30/28 144A	850,000	851
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/26 144A	2,235,000	1,101
EQM Midstream Partners LP 4.500%, 1/15/29 144A	1,050,000	992
4.750%, 1/15/31 144A	1,325,000	1,233
5.500%, 7/15/28	1,925,000	1,907
6.000%, 7/1/25 144A	331,000	331
6.500%, 7/1/27 144A	1,825,000	1,858
6.500%, 7/15/48	375,000	384
7.500%, 6/1/27 144A	975,000	1,005
7.500%, 6/1/30 144A	175,000	188
Hess Midstream Operations LP 4.250%, 2/15/30 144A	625,000	575
5.500%, 10/15/30 144A	475,000	460
Hess Midstream Partners LP 5.125%, 6/15/28 144A	1,300,000	1,254
HF Sinclair Corp. 5.000%, 2/1/28 144A	1,725,000	1,673
6.375%, 4/15/27 144A	425,000	428
Nabors Industries, Ltd. 7.250%, 1/15/26 144A	1,200,000	1,153
7.375%, 5/15/27 144A	225,000	220
7.500%, 1/15/28 144A	800,000	692
9.125%, 1/31/30 144A	100,000	100
Oasis Petroleum, Inc. 6.375%, 6/1/26 144A	525,000	525
Occidental Petroleum Corp. 5.875%, 9/1/25	1,000,000	1,006
6.375%, 9/1/28	125,000	131
8.875%, 7/15/30	1,100,000	1,287
PDC Energy, Inc. 5.750%, 5/15/26	1,175,000	1,173
Precision Drilling Corp. 6.875%, 1/15/29 144A	375,000	362
7.125%, 1/15/26 144A	1,507,000	1,500
Range Resources Corp. 4.750%, 2/15/30 144A	475,000	439
4.875%, 5/15/25	350,000	346
8.250%, 1/15/29	875,000	906
Rockcliff Energy II LLC 5.500%, 10/15/29 144A	1,025,000	969
Sitio Royalties Operating Partnership LP / Sitio Finance Corp. 7.875%, 11/1/28 144A	600,000	622
SM Energy Co. 5.625%, 6/1/25	1,000,000	988
6.500%, 7/15/28	200,000	200
6.625%, 1/15/27	250,000	249
6.750%, 9/15/26	1,100,000	1,097
Southwestern Energy Co. 4.750%, 2/1/32	725,000	671
5.375%, 3/15/30	300,000	293
8.375%, 9/15/28	1,100,000	1,138

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Energy continued
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 1/15/28	1,675,000	1,654
5.500%, 3/1/30	2,250,000	2,250
6.500%, 7/15/27	300,000	304
TerraForm Power Operating LLC 4.750%, 1/15/30 144A	1,725,000	1,604
5.000%, 1/31/28 144A	1,775,000	1,724
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	1,175,000	1,060
USA Compression Finance Corp. 6.875%, 4/1/26	3,550,000	3,535
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 9/1/27	1,475,000	1,458
Western Midstream Operating LP 4.050%, 2/1/30	325,000	304
4.500%, 3/1/28	1,100,000	1,064
4.650%, 7/1/26	175,000	172
5.300%, 3/1/48	1,775,000	1,545

Total		86,393

Financial (9.8%)
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7.000%, 1/15/31 144A	575,000	607
Ally Financial, Inc. 5.750%, 11/20/25	1,475,000	1,466
AmWINS Group, Inc. 4.875%, 6/30/29 144A	2,575,000	2,352
Ardonagh Midco 2 PLC 11.500%, 1/15/27 144A	3,483,937	3,430
AssuredPartners, Inc. 5.625%, 1/15/29 144A	1,500,000	1,400
7.000%, 8/15/25 144A	3,375,000	3,381
BroadStreet Partners, Inc. 5.875%, 4/15/29 144A	6,075,000	5,671
GTCR AP Finance, Inc. 8.000%, 5/15/27 144A	1,925,000	1,944
HUB International, Ltd. 5.625%, 12/1/29 144A	3,075,000	2,933
7.000%, 5/1/26 144A	9,300,000	9,336
7.250%, 6/15/30 144A	1,100,000	1,162
Iron Mountain, Inc. 7.000%, 2/15/29 144A	3,125,000	3,212
Jones Deslauriers Insurance Management, Inc. 8.500%, 3/15/30 144A	1,800,000	1,890
10.500%, 12/15/30 144A	1,750,000	1,844
Navient Corp. 5.000%, 3/15/27	675,000	652
5.500%, 3/15/29	1,650,000	1,522
6.750%, 6/25/25	1,300,000	1,315
6.750%, 6/15/26	1,250,000	1,271
NFP Corp. 6.875%, 8/15/28 144A	7,125,000	7,243
7.500%, 10/1/30 144A	1,300,000	1,384
RHP Hotel Properties LP / RHP Finance Corp. 7.250%, 7/15/28 144A	600,000	624

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Financial continued
Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc. 2.875%, 10/15/26 144A	1,800,000	1,660
3.625%, 3/1/29 144A	1,475,000	1,335
3.875%, 3/1/31 144A	1,525,000	1,341
4.000%, 10/15/33 144A	1,200,000	1,019
Ryan Specialty Group LLC 4.375%, 2/1/30 144A	800,000	742
United Shore Financial Services LLC 5.500%, 11/15/25 144A	3,450,000	3,428
United Wholesale Mortgage LLC 5.500%, 4/15/29 144A	1,725,000	1,633
5.750%, 6/15/27 144A	1,250,000	1,225
USI, Inc. 7.500%, 1/15/32 144A	2,725,000	2,790
VICI Properties LP / VICI Note Co., Inc. 3.500%, 2/15/25 144A	125,000	122
3.875%, 2/15/29 144A	200,000	184
4.250%, 12/1/26 144A	1,125,000	1,083
4.500%, 9/1/26 144A	450,000	436
4.625%, 6/15/25 144A	400,000	393
4.625%, 12/1/29 144A	600,000	565
5.625%, 5/1/24 144A	475,000	473
5.750%, 2/1/27 144A	225,000	226

Total		73,294

Industrial (12.8%)
ARD Finance SA 6.500%, 6/30/27 144A	3,357,214	1,568
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.000%, 9/1/29 144A	2,250,000	1,905
5.250%, 8/15/27 144A	6,825,000	5,302
Ball Corp. 2.875%, 8/15/30	1,575,000	1,351
3.125%, 9/15/31	300,000	259
6.000%, 6/15/29	750,000	766
6.875%, 3/15/28	675,000	701
Berry Global Escrow Corp. 4.875%, 7/15/26 144A	1,125,000	1,106
5.625%, 7/15/27 144A	1,150,000	1,141
Camelot Return Merger Sub, Inc. 8.750%, 8/1/28 144A	1,575,000	1,599
Clearwater Paper Corp. 4.750%, 8/15/28 144A	150,000	139
Clydesdale Acquisition Holdings, Inc. 8.750%, 4/15/30 144A	7,350,000	6,853
Cornerstone Building Brands, Inc. 6.125%, 1/15/29 144A	900,000	738
CP Atlas Buyer, Inc. 7.000%, 12/1/28 144A	3,500,000	3,047
Crown Americas LLC 5.250%, 4/1/30	400,000	394
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26	1,175,000	1,164
Emerald Debt Merger Sub LLC 6.625%, 12/15/30 144A	3,375,000	3,447
Energizer Holdings, Inc. 4.375%, 3/31/29 144A	2,525,000	2,260

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Industrial continued
4.750%, 6/15/28 144A	1,400,000	1,294
6.500%, 12/31/27 144A	1,650,000	1,650
Gates Global LLC / Gates Global Co. 6.250%, 1/15/26 144A	5,050,000	5,025
Graphic Packaging International LLC 3.500%, 3/15/28 144A	425,000	394
3.500%, 3/1/29 144A	450,000	405
3.750%, 2/1/30 144A	175,000	158
4.750%, 7/15/27 144A	500,000	485
II-VI, Inc. 5.000%, 12/15/29 144A	2,425,000	2,303
Madison IAQ LLC 4.125%, 6/30/28 144A	250,000	227
5.875%, 6/30/29 144A	4,800,000	4,229
Mauser Packaging Solutions Holding Co. 7.875%, 8/15/26 144A	1,425,000	1,450
9.250%, 4/15/27 144A	1,500,000	1,472
MIWD Holdco II LLC / MIWD Finance Corp. 5.500%, 2/1/30 144A	875,000	774
OI European Group BV 4.750%, 2/15/30 144A	450,000	421
Owens-Brockway Glass Container, Inc. 6.375%, 8/15/25 144A	1,125,000	1,128
6.625%, 5/13/27 144A	1,425,000	1,425
7.250%, 5/15/31 144A	1,475,000	1,495
Redwood Star Merger Sub, Inc. 8.750%, 4/1/30 144A	2,325,000	2,325
Sealed Air Corp. 5.000%, 4/15/29 144A	550,000	532
6.125%, 2/1/28 144A	550,000	555
7.250%, 2/15/31 144A	575,000	610
Sensata Technologies BV 5.875%, 9/1/30 144A	1,700,000	1,689
Sensata Technologies, Inc. 3.750%, 2/15/31 144A	225,000	198
Standard Industries, Inc. 3.375%, 1/15/31 144A	725,000	624
4.375%, 7/15/30 144A	1,200,000	1,102
4.750%, 1/15/28 144A	1,325,000	1,276
5.000%, 2/15/27 144A	3,000,000	2,925
TK Elevator Holdco GmbH 7.625%, 7/15/28 144A	800,000	786
TK Elevator US Newco, Inc. 5.250%, 7/15/27 144A	1,800,000	1,768
TransDigm, Inc. 4.625%, 1/15/29	1,950,000	1,831
4.875%, 5/1/29	275,000	257
5.500%, 11/15/27	1,250,000	1,225
6.250%, 3/15/26 144A	3,025,000	3,020
6.750%, 8/15/28 144A	1,000,000	1,023
6.875%, 12/15/30 144A	3,850,000	3,965
7.500%, 3/15/27	675,000	678
Trivium Packaging Finance BV 5.500%, 8/15/26 144A	525,000	515
8.500%, 8/15/27 144A	4,775,000	4,682
TTM Technologies, Inc. 4.000%, 3/1/29 144A	1,675,000	1,522
Watco Cos. LLC / Watco Finance Corp. 6.500%, 6/15/27 144A	2,150,000	2,150

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Industrial continued
WESCO Distribution, Inc. 7.125%, 6/15/25 144A	975,000	982
7.250%, 6/15/28 144A	1,075,000	1,105

Total		95,420

Technology (9.1%)
ams-OSRAM AG 12.250%, 3/30/29 144A	925,000	1,029
Black Knight InfoServ LLC 3.625%, 9/1/28 144A	850,000	804
Boxer Parent Co., Inc. 9.125%, 3/1/26 144A	2,100,000	2,095
Capstone Borrower, Inc. 8.000%, 6/15/30 144A	1,825,000	1,899
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc. 8.000%, 6/15/29 144A	775,000	809
Central Parent, Inc. / Central Merger Sub, Inc. 7.250%, 6/15/29 144A	3,050,000	3,111
Clarivate Science Holdings Corp. 3.875%, 7/1/28 144A	350,000	330
4.875%, 7/1/29 144A	3,100,000	2,909
Cloud Software Group, Inc. 9.000%, 9/30/29 144A	2,200,000	2,091
Condor Merger Sub, Inc. 7.375%, 2/15/30 144A	6,600,000	6,028
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 144A	1,550,000	1,474
6.500%, 10/15/28 144A	2,225,000	2,018
The Dun & Bradstreet Corp. 5.000%, 12/15/29 144A	2,375,000	2,215
Elastic NV 4.125%, 7/15/29 144A	2,500,000	2,296
Entegris Escrow Corp. 4.750%, 4/15/29 144A	850,000	819
5.950%, 6/15/30 144A	2,300,000	2,286
Entegris, Inc. 3.625%, 5/1/29 144A	725,000	655
Fair Isaac Corp. 4.000%, 6/15/28 144A	625,000	592
Helios Software Holdings, Inc. 4.625%, 5/1/28 144A	2,300,000	2,098
Minerva Merger Sub, Inc. 6.500%, 2/15/30 144A	6,875,000	6,237
NCR Atleos Escrow Corp. 9.500%, 4/1/29 144A	1,500,000	1,594
NCR Corp. 5.000%, 10/1/28 144A	1,375,000	1,300
5.125%, 4/15/29 144A	1,475,000	1,402
5.250%, 10/1/30 144A	1,425,000	1,309
Open Text Corp. 3.875%, 2/15/28 144A	1,675,000	1,556
3.875%, 12/1/29 144A	125,000	112
4.125%, 2/15/30 144A	1,250,000	1,131
4.125%, 12/1/31 144A	300,000	265
6.900%, 12/1/27 144A	450,000	468
Picard Midco, Inc. 6.500%, 3/31/29 144A	3,125,000	2,976
Rackspace Technology Global, Inc. 3.500%, 2/15/28 144A	1,825,000	733

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Technology continued
Roblox Corp. 3.875%, 5/1/30 144A	1,650,000	1,471
Rocket Software, Inc. 6.500%, 2/15/29 144A	3,675,000	3,197
Science Applications International Corp. 4.875%, 4/1/28 144A	500,000	476
Seagate HDD Cayman 8.250%, 12/15/29 144A	75,000	81
8.500%, 7/15/31 144A	700,000	760
9.625%, 12/1/32	2,477,125	2,833
SS&C Technologies, Inc. 5.500%, 9/30/27 144A	3,850,000	3,795
Synaptics, Inc. 4.000%, 6/15/29 144A	725,000	650

Total		67,904

Utilities (2.3%)
AmeriGas Partners LP / AmeriGas Finance Corp. 5.500%, 5/20/25	300,000	296
5.750%, 5/20/27	550,000	535
5.875%, 8/20/26	2,525,000	2,500
Calpine Corp. 3.750%, 3/1/31 144A	1,250,000	1,096
4.500%, 2/15/28 144A	1,575,000	1,498
4.625%, 2/1/29 144A	350,000	325
5.000%, 2/1/31 144A	200,000	183
5.125%, 3/15/28 144A	1,075,000	1,031
5.250%, 6/1/26 144A	299,000	295
NextEra Energy Operating Partners LP 7.250%, 1/15/29 144A	975,000	1,021
NRG Energy, Inc. 3.875%, 2/15/32 144A	207,000	177
5.250%, 6/15/29 144A	775,000	751
5.750%, 1/15/28	400,000	399
6.625%, 1/15/27	625,000	626
Solaris Midstream Holdings LLC 7.625%, 4/1/26 144A	775,000	785
TransAlta Corp. 7.750%, 11/15/29	350,000	372
Vistra Operations Co. LLC 5.000%, 7/31/27 144A	1,100,000	1,071

Corporate Bonds (94.5%)	Shares/ Par +	Value $ (000’s)
Utilities continued
5.500%, 9/1/26 144A	1,400,000	1,382
5.625%, 2/15/27 144A	1,925,000	1,899
7.750%, 10/15/31 144A	750,000	779

Total		17,021

Total Corporate Bonds (Cost: $753,956)		703,480

Total Investments (94.8%) (Cost: $754,983)@		705,763

Other Assets, Less Liabilities (5.2%)		38,581

Net Assets (100.0%)		744,344

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $597,727 representing 80.3% of the net assets.

f	Defaulted Security
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $754,537 and the net unrealized depreciation of investments based on that cost was $48,774 which is comprised of $7,963 aggregate gross unrealized appreciation and $56,737 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$60	$—	$—
Energy	—	2,223	—
Corporate Bonds	—	703,480	—

Total Assets:	$60	$705,703	$—

For the period ended December 31, 2023, there was a transfer from Level 3 to Level 2 in the amount of $2,223 (in thousands). This transfer was the result of an increase in the quantity of observable inputs for the security that was previously not priced by a third party vendor.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$1.2 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

Despite the collapse of Silicon Valley Bank and financial sector concerns, risk assets rose in early 2023. Bond yields fell, the yield curve inverted further, and market volatility increased due to instability in Credit Suisse Group and its takeover by UBS Group. Fears of financial contagion led to a drop in global stock indices and a rally in bond yields.

In the second quarter of 2023, risk assets improved despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Despite U.S. debt default concerns, market optimism continued due to positive debt ceiling negotiations, leading the S&P 500® Index to a 9-month high. The U.S. Federal Reserve (the “Fed”) signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

The third quarter saw a decline in risk sentiment due to economic data surprises and fears of prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. 10-year U.S. Treasury real yields increased to an approximately 15-year high, while U.S. core inflation cooled.

Signs of slowing inflation and a cooling labor market in the fourth quarter led to an accelerated path of rate cuts for 2024, prompting a global bond market rally. Risk sentiment rebounded, with the MSCI World® Index rising sizably, while the U.S. dollar weakened. In December 2023, the Fed paused rate hikes for the third consecutive time, while signally the potential for 75 bps of cuts in 2024. Global developed central banks maintained hawkish stances, with both the European Central Bank and the Bank of England signaling that rates would remain restrictive for longer. The Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PORTFOLIO RESULTS

The Portfolio returned 9.71% for the twelve months ended December 31, 2023. By comparison, the Portfolio’s benchmark, the Bloomberg® Global Credit Hedged USD Index returned 9.36%. The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg® Global Aggregate - Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global, returned 10.84%. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.)

The largest contributor to the Portfolio’s relative performance was an overweight exposure to high yield credit, particularly via credit default indices. Positioning within investment grade and high yield financials also contributed. Within duration strategies, positioning within U.S. and Canadian interest rates supported the Portfolio’s relative return.

The primary detractor from the Portfolio’s relative performance was positioning within emerging markets debt, particularly exposure to Chinese property developers, which continued to face headwinds. Additionally, exposure to investment grade and high yield Industrials detracted.

Multi-Sector Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

After major economies showed surprising resilience in 2023, we anticipate a downshift toward stagnation or mild contraction in 2024. The standout strength of the U.S. is likely to fade over our six- to twelve-month cyclical horizon, and countries with more rate-sensitive markets will likely slow more markedly. With inflation easing, developed market central banks have likely reached the end of their hiking cycles. This has shifted attention toward the timing and pace of eventual rate cuts. We believe the Fed and other central banks have scope to cut rates aggressively if growth slows. However, there are also scenarios in which the recent market-based easing of financial conditions has done much of the work for central banks. That easing, alongside continued consumer and corporate sector strength could potentially prompt inflation to rise again.

We expect fiscal concerns will continue, both in the U.S. and globally. We see potential for further bouts of long-end curve weakness amid anxiety about elevated supply, stemming from the increased bond issuance needed to fund large fiscal deficits. We therefore expect to have a curve-steepening bias in our portfolios, with overweight positions in the 5- to 10-year part of the curve globally and underweights in the 30-year area. At current valuations, we continue to find bonds attractive relative to equities, while fixed income offers correlation and diversification benefits in portfolios. Furthermore, bond returns tend to be less dependent on a positive economic outcome.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	9.71%	2.34%	3.02%
Bloomberg® Global Credit Hedged USD Index	9.36%	2.51%	3.11%
1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	10.84%	3.19%	3.60%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Uniform Mortgage Backed Security TBA, Various	7.5%

US Treasury, Various	6.0%

Federal Home Loan Mortgage Corp., Various	3.4%

Petroleos Mexicanos, Various	1.6%

Republic of Indonesia, Various	1.2%

Deutsche Bank AG, Various	0.9%

Colombia Government International Bond, Various	0.8%

Oman Government International Bond, Various	0.7%

Ford Motor Credit Co. LLC, Various	0.7%

Saudi International Bond, 4.5%, 10/26/46	0.7%

Multi-Sector Bond Portfolio (unaudited)

Sector Allocation 12/31/23

Sector	% of Net Assets

Corporate Bonds	42.7%

Structured Products	22.6%

Governments	17.7%

Short-Term Investments & Other Net Assets	13.7%

Bank Loan Obligations	2.4%

Municipal Bonds	0.6%

Convertible Corporate Bonds	0.1%

Financials	0.1%

Real Estate	0.1%

Health Care	0.0%

Telecommunications	0.0%

Energy	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Common Stocks (0.2%)	Shares/ Par +	Value $ (000’s)
Energy (0.0%)
Constellation Oil - Class B *,Æ,d	112,235	12

Total		12

Financials (0.1%)
DrillCo Holding Lux SA - Class B *,Æ,d	2,686	67
DrillCo Holding Lux SA - Class C *,Æ,d	24,180	600

Total		667

Health Care (0.0%)
AmSurg Corp. *,Æ,d	9,484	486

Total		486

Real Estate (0.1%)
ADLER Group SA *,Æ	19,539	11
ADLER Group SA *	43,265	25
Corestate Capital Holding SA *,Æ,d	421,967	–π
Sunac Services Holdings, Ltd.	2,015,508	483

Total		519

Telecommunications (0.0%)
Intelsat Emergence SA *,Æ	9,447	269

Total		269

Total Common Stocks (Cost: $5,239)		1,953

Corporate Bonds (42.7%)
Basic Materials (0.8%)
ALROSA Finance SA 3.100%, 6/25/27 144A j,Æ	8,500,000	425
4.650%, 4/9/24 144A j,Æ	500,000	25
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	249
INEOS Styrolution Group GmbH 2.250%, 1/16/27 EUR §,∞	3,400,000	3,450
MMK International Capital DAC 4.375%, 6/13/24 144A j,Æ	1,400,000	70
Sasol Financing USA LLC 6.500%, 9/27/28	2,000,000	1,905
Syngenta Finance NV 4.892%, 4/24/25 144A	3,209,000	3,165

Total		9,289

Communications (4.7%)
Altice Financing SA 3.000%, 1/15/28 EUR §,∞	200,000	196
5.750%, 8/15/29 144A	3,600,000	3,195
Altice France Holding SA 6.000%, 2/15/28 144A	1,700,000	816
8.000%, 5/15/27 EUR §,∞	1,000,000	626
Altice France SA 4.000%, 7/15/29 EUR §,∞	3,250,000	2,785
4.250%, 10/15/29 EUR §,∞	400,000	350
5.500%, 10/15/29 144A	800,000	627

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Communications continued
8.125%, 2/1/27 144A	3,200,000	2,950
AT&T, Inc. 3.500%, 9/15/53	237,000	172
3.650%, 9/15/59	6,663,000	4,775
3.800%, 12/1/57	115,000	85
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	2,500,000	2,185
4.500%, 6/1/33 144A	800,000	677
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.700%, 4/1/51	300,000	195
4.200%, 3/15/28	1,700,000	1,633
5.125%, 7/1/49	3,300,000	2,680
5.375%, 4/1/38	100,000	90
CommScope, Inc. 4.750%, 9/1/29 144A	1,100,000	739
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/1/26 144A	1,800,000	1,789
Deutsche Telekom International Finance 8.750%, 6/15/30	475,000	572
DISH DBS Corp. 5.750%, 12/1/28 144A	1,200,000	957
Intelsat Jackson Holdings SA 6.500%, 3/15/30 144A	703,000	670
Lumen Technologies, Inc. 4.000%, 2/15/27 144A	100,000	65
Prosus NV 3.257%, 1/19/27 144A	500,000	462
Sirius XM Radio, Inc. 3.125%, 9/1/26 144A	1,100,000	1,034
Sprint Corp. 7.125%, 6/15/24	100,000	100
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,105,000	1,100
Telecom Italia SpA 7.875%, 7/31/28 EUR §,∞	1,400,000	1,714
Time Warner Cable LLC 5.875%, 11/15/40	300,000	272
6.750%, 6/15/39	200,000	198
T-Mobile USA, Inc. 5.050%, 7/15/33	750,000	756
5.650%, 1/15/53	1,000,000	1,041
United Group BV 5.250%, 2/1/30 EUR §,∞	1,000,000	1,043
UPC Broadband Finco BV 4.875%, 7/15/31 144A	4,800,000	4,225
Verizon Communications, Inc. 2.355%, 3/15/32	3,500,000	2,911
Virgin Media Secured Finance PLC 4.125%, 8/15/30 GBP §,∞	1,200,000	1,310
4.250%, 1/15/30 GBP §,∞	3,200,000	3,555
VMED O2 UK Financing I PLC 3.250%, 1/31/31 EUR §,∞	1,200,000	1,215

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Communications continued
4.000%, 1/31/29 GBP §,∞	3,100,000	3,492
4.500%, 7/15/31 GBP §,∞	400,000	440
4.750%, 7/15/31 144A	1,100,000	982
Vodafone Group PLC 7.000%, (USD 5 Year Swap Rate plus
4.873%), 4/4/79 α	1,700,000	1,753

Total		56,432

Consumer, Cyclical (6.4%)
Adient Global Holdings, Ltd. 3.500%, 8/15/24 EUR §,∞	59,781	65
Air Canada Pass-Through Trust, Series 2020-2, Class A 5.250%, 10/1/30 144A	622,890	610
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A 4.800%, 2/15/29 144A	152,967	149
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700%, 4/1/28	158,444	147
American Airlines Pass-Through Trust, Series 2015-1, Class A 3.375%, 11/1/28	287,631	263
American Airlines Pass-Through Trust, Series 2016-1, Class AA 3.575%, 7/15/29	733,581	684
American Airlines Pass-Through Trust, Series 2017-2, Class AA 3.350%, 4/15/31	140,466	127
British Airways Pass-Through Trust, Series 2020-1, Class A 2.900%, 9/15/36 144A	369,943	316
4.250%, 5/15/34 144A	100,043	93
Caesars Entertainment, Inc. 5.750%, 7/1/25 144A	7,300,000	7,299
Carnival Corp. 4.000%, 8/1/28 144A	2,300,000	2,138
Ford Motor Co. 5.291%, 12/8/46	50,000	44
Ford Motor Credit Co. LLC 1.744%, 7/19/24 EUR ∞	200,000	218
2.330%, 11/25/25 EUR ∞	100,000	107
2.386%, 2/17/26 EUR ∞	100,000	107
2.748%, 6/14/24 GBP ∞	700,000	879
3.021%, 3/6/24 EUR ∞	900,000	990
3.250%, 9/15/25 EUR ∞	300,000	327
3.625%, 6/17/31	2,900,000	2,500
3.815%, 11/2/27	300,000	280
4.134%, 8/4/25	200,000	194
4.389%, 1/8/26	800,000	778
4.535%, 3/6/25 GBP ∞	100,000	126
4.675%, (Euribor 3 Month ACT/360 plus 0.700%), 12/1/24 EUR ∞	1,300,000	1,436
5.584%, 3/18/24	250,000	250
7.200%, 6/10/30	25,000	27
7.350%, 11/4/27	50,000	53
7.350%, 3/6/30	25,000	27
General Motors Financial Co., Inc. 5.100%, 1/17/24	1,200,000	1,200

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
IHO Verwaltungs GmbH 3.750%, 9/15/26 EUR §,∞	3,250,000	3,533
Jaguar Land Rover Automotive PLC 4.500%, 7/15/28 EUR §,∞	200,000	215
JetBlue Airways Corp. 4.000%, 5/15/34	723,320	662
John Lewis PLC 4.250%, 12/18/34 GBP §,∞	1,000,000	916
Las Vegas Sands Corp. 3.900%, 8/8/29	100,000	92
Marks & Spencer PLC 4.500%, 7/10/27 GBP §,∞	300,000	369
6.000%, 6/12/25 GBP §,∞	1,000,000	1,280
Mattel, Inc. 3.375%, 4/1/26 144A	100,000	95
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	5,700,000	5,529
5.375%, 12/4/29 144A	700,000	616
Mitchells & Butlers Finance PLC 5.134%, (SONIO plus 0.569%), 12/15/30 GBP §,∞	784,630	911
6.040%, (US SOFR plus 0.712%), 12/15/30 §	142,660	131
6.469%, 9/15/32 GBP §,∞	200,000	231
NCL Corp., Ltd. 8.125%, 1/15/29 144A	1,200,000	1,254
Nissan Motor Acceptance Corp. 2.000%, 3/9/26 144A	400,000	368
Nissan Motor Co., Ltd. 3.201%, 9/17/28 EUR §,∞	500,000	530
4.345%, 9/17/27 144A	3,500,000	3,348
Pinnacle Bidco PLC 1.000%, 10/11/28 144A GBP ∞	1,500,000	1,983
Renault SA 2.375%, 5/25/26 EUR §,∞	3,900,000	4,163
Ritchie Bros Auctioneers, Inc. 7.750%, 3/15/31 144A	1,500,000	1,599
Royal Caribbean Cruises, Ltd. 7.250%, 1/15/30 144A	1,000,000	1,044
Sands China, Ltd. 2.800%, 3/8/27	400,000	364
3.750%, 8/8/31	1,100,000	921
4.300%, 1/8/26	1,700,000	1,632
5.650%, 8/8/28	3,200,000	3,173
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 9/20/25 144A	775,000	557
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000%, 10/11/27	535,056	511
United Airlines Pass-Through Trust, Series 2019-2, Class A 2.900%, 11/1/29	82,768	72
United Airlines Pass-Through Trust, Series 2020-1, Class A 5.875%, 4/15/29	1,876,252	1,900
United Airlines, Inc. 5.800%, 7/15/37	3,700,000	3,752

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Consumer, Cyclical continued
US Airways Pass-Through Trust, Series 2012- 1, Class A 5.900%, 4/1/26	509,794	510
Viking Cruises, Ltd. 9.125%, 7/15/31 144A	425,000	453
Walgreens Boots Alliance, Inc. 3.600%, 11/20/25 GBP ∞	900,000	1,093
Wynn Macau, Ltd. 5.500%, 1/15/26 144A	200,000	195
5.500%, 1/15/26 §	500,000	488
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/1/29 144A	800,000	755
7.125%, 2/15/31 144A	1,000,000	1,041
ZF Europe Finance BV 2.000%, 2/23/26 EUR §,∞	2,000,000	2,103
ZF Finance GmbH 2.750%, 5/25/27 EUR §,∞	4,300,000	4,510
3.750%, 9/21/28 EUR §,∞	2,000,000	2,127

Total		76,460

Consumer, Non-cyclical (4.8%)
Abertis Infraestructuras SA 1.625%, 7/15/29 EUR §,∞	500,000	501
1.875%, 3/26/32 EUR §,∞	600,000	574
3.000%, 3/27/31 EUR §,∞	600,000	631
3.375%, 11/27/26 GBP §,∞	2,100,000	2,553
Albion Financing 1 SARL / Aggreko Holdings, Inc. 5.250%, 10/15/26 EUR §,∞	1,600,000	1,762
6.125%, 10/15/26 144A	300,000	297
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL 3.625%, 6/1/28 EUR §,∞	1,400,000	1,354
Amgen, Inc. 5.650%, 3/2/53	1,000,000	1,052
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	2,841
BAT Capital Corp. 3.222%, 8/15/24	58,000	57
3.557%, 8/15/27	132,000	126
Bausch & Lomb Escrow Corp. 8.375%, 10/1/28 144A	700,000	738
Bellis Acquisition Co. PLC 3.250%, 2/16/26 GBP §,∞	3,400,000	4,013
Boels Topholding BV 6.250%, 2/15/29 144A EUR ∞	1,200,000	1,381
Centene Corp. 4.250%, 12/15/27	200,000	193
4.625%, 12/15/29	500,000	479
Cheplapharm Arzneimittel GmbH 7.500%, 5/15/30 144A EUR ∞	1,000,000	1,174
CHS / Community Health Systems, Inc. 6.000%, 1/15/29 144A	700,000	630
8.000%, 3/15/26 144A	346,000	345
Constellation Brands, Inc. 3.700%, 12/6/26	200,000	195
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.625%, 7/15/30 144A	2,300,000	2,363

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Consumer, Non-cyclical continued
CVS Pass-Through Trust 4.704%, 1/10/36 144A	336,127	312
5.926%, 1/10/34 144A	555,099	562
7.507%, 1/10/32 144A	54,531	57
Elevance Health, Inc. 4.750%, 2/15/33	900,000	900
Fortrea Holdings, Inc. 7.500%, 7/1/30 144A	900,000	924
GTCR W-2 Merger Sub LLC 7.500%, 1/15/31 144A	2,000,000	2,113
HCA, Inc. 5.200%, 6/1/28	2,000,000	2,021
Imperial Brands Finance PLC 3.500%, 7/26/26 144A	200,000	191
6.125%, 7/27/27 144A	2,200,000	2,259
IQVIA, Inc. 5.700%, 5/15/28 144A	1,700,000	1,732
LifePoint Health, Inc. 11.000%, 10/15/30 144A	1,600,000	1,685
Loxam SAS 2.875%, 4/15/26 EUR §,∞	100,000	107
Market Bidco Finco PLC 4.750%, 11/4/27 EUR §,∞	1,898,000	1,868
Mundys SpA 1.625%, 2/3/25 EUR §,∞	1,200,000	1,285
1.875%, 7/13/27 EUR §,∞	400,000	412
1.875%, 2/12/28 EUR §,∞	5,500,000	5,556
Nexi SpA 2.125%, 4/30/29 EUR §,∞	3,700,000	3,597
Organon & Co. / Organon Foreign Debt Co- Issuer BV 2.875%, 4/30/28 EUR §,∞	3,900,000	3,949
Organon Finance 1 LLC 4.125%, 4/30/28 144A	1,100,000	1,013
Perrigo Finance Unlimited Co. 4.650%, 6/15/30	200,000	182
Star Parent, Inc. 9.000%, 10/1/30 144A	1,300,000	1,370
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 5/9/30 EUR ∞	2,000,000	2,068
4.500%, 3/1/25 EUR ∞	137,000	151

Total		57,573

Diversified (0.0%)
Stena International SA 6.125%, 2/1/25 144A	400,000	397

Total		397

Energy (7.6%)
Aker BP ASA 3.750%, 1/15/30 144A	400,000	367
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.625%, 7/15/26 144A	100,000	99
7.625%, 12/15/25 144A	1,500,000	1,519
Boardwalk Pipelines LP 3.400%, 2/15/31	200,000	179
CGG SA 8.750%, 4/1/27 144A	300,000	273

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Energy continued
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	100,000	100
Cheniere Energy Partners LP 4.000%, 3/1/31	1,400,000	1,273
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,356
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	233
Enbridge, Inc. 5.700%, 3/8/33	900,000	935
Energy Transfer LP 2.900%, 5/15/25	100,000	97
3.750%, 5/15/30	200,000	186
4.950%, 5/15/28	1,200,000	1,194
5.000%, 5/15/50	200,000	178
5.250%, 4/15/29	100,000	101
6.050%, 6/1/41	100,000	101
6.500%, 2/1/42	300,000	317
6.625%, 10/15/36	500,000	538
7.500%, 7/1/38	1,700,000	1,966
EQM Midstream Partners LP 4.500%, 1/15/29 144A	1,500,000	1,417
EQT Corp. 6.625%, 2/1/25	3,044,000	3,058
Genesis Energy LP / Genesis Energy Finance Corp. 8.250%, 1/15/29	800,000	823
Gray Oak Pipeline LLC 3.450%, 10/15/27 144A	500,000	465
Howard Midstream Energy Partners LLC 8.875%, 7/15/28 144A	1,800,000	1,889
KazMunayGas National Co. JSC 5.375%, 4/24/30 §	600,000	594
5.750%, 4/19/47 §	1,200,000	1,049
Kinder Morgan Energy Partners LP 6.550%, 9/15/40	2,382,000	2,512
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,382
Midwest Connector Capital Co. LLC 3.900%, 4/1/24 144A	200,000	199
MPLX LP 4.250%, 12/1/27	100,000	98
NGPL PipeCo LLC 7.768%, 12/15/37 144A	3,900,000	4,337
Noble Finance II LLC 8.000%, 4/15/30 144A	1,400,000	1,457
NuStar Logistics LP 5.625%, 4/28/27	1,400,000	1,394
6.000%, 6/1/26	200,000	200
Occidental Petroleum Corp. 5.875%, 9/1/25	700,000	704
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 2/16/24 §,µ PO	782,000	26
Permian Resources Operating LLC 7.000%, 1/15/32 144A	1,300,000	1,341
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	4,238
Petroleos de Venezuela SA 5.375%, 4/12/27 §,j	6,500,000	692
5.500%, 4/12/37 §,j	4,300,000	462

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Energy continued
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,∞	1,100,000	1,020
4.750%, 2/26/29 EUR §,∞	3,000,000	2,722
5.625%, 1/23/46	378,000	229
5.950%, 1/28/31	4,300,000	3,434
6.350%, 2/12/48	1,700,000	1,079
6.625%, 6/15/35	4,200,000	3,221
6.625%, 6/15/38	2,000,000	1,411
6.700%, 2/16/32	2,836,000	2,353
6.750%, 9/21/47	2,900,000	1,898
7.690%, 1/23/50	2,580,000	1,835
Petrorio Luxembourg SARL 6.125%, 6/9/26 144A	200,000	196
Plains All American Pipeline LP / PAA Finance Corp. 4.900%, 2/15/45	1,100,000	948
6.650%, 1/15/37	277,000	296
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	1,590,220	1,616
Rio Oil Finance Trust 9.750%, 1/6/27 §	240,221	249
Sabine Pass Liquefaction LLC 4.500%, 5/15/30	700,000	684
5.625%, 3/1/25	4,900,000	4,909
5.750%, 5/15/24	131,000	131
5.875%, 6/30/26	400,000	407
Santos Finance, Ltd. 3.649%, 4/29/31 144A	700,000	610
Seadrill Finance, Ltd. 8.375%, 8/1/30 144A	1,500,000	1,565
Sitio Royalties Operating Partnership LP / Sitio Finance Corp. 7.875%, 11/1/28 144A	1,100,000	1,140
Southwestern Energy Co. 5.375%, 2/1/29	100,000	98
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	7,400,000	6,993
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 3/1/30	1,200,000	1,200
TMS Issuer SARL 5.780%, 8/23/32 144A	3,400,000	3,544
Transocean Aquila, Ltd. 8.000%, 9/30/28 144A	1,100,000	1,116
Valaris, Ltd. 8.375%, 4/30/30 144A	1,000,000	1,025
Venture Global Calcasieu Pass LLC 3.875%, 8/15/29 144A	2,100,000	1,905
Venture Global LNG, Inc. 8.375%, 6/1/31 144A	2,700,000	2,699
Western Midstream Operating, LP 3.350%, 2/1/25	1,200,000	1,168

Total		91,050

Financial (12.2%)
ADLER Group SA 4.625%, 1/14/26 EUR §,∞	3,000,000	1,144
5.500%, 11/13/26 EUR §,∞	5,100,000	1,942

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Financial continued
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.150%, 2/15/24	3,600,000	3,586
3.650%, 7/21/27	500,000	475
4.450%, 4/3/26	900,000	884
4.625%, 10/15/27	500,000	490
4.875%, 1/16/24	1,200,000	1,199
Aircastle, Ltd. 2.850%, 1/26/28 144A	600,000	535
4.250%, 6/15/26	300,000	290
5.250%, 8/11/25 144A	2,400,000	2,366
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7.000%, 1/15/31 144A	1,200,000	1,266
Ally Financial, Inc. 6.848%, (US SOFR plus 2.820%), 1/3/30 α	1,000,000	1,027
8.000%, 11/1/31	1,371,000	1,502
American Tower Corp. 5.900%, 11/15/33	2,500,000	2,647
Antares Holdings LP 2.750%, 1/15/27 144A	250,000	221
Athora Netherlands NV 2.375%, 5/17/24 EUR §,∞	700,000	758
7.000%, (5 Year EUR Annual Swap Rate plus 6.463%), 6/19/25 EUR §,µ,∞,α,Y	200,000	215
Aviation Capital Group LLC 5.500%, 12/15/24 144A	1,000,000	994
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 144A	2,173,000	1,925
Banca Monte dei Paschi di Siena SpA 1.875%, 1/9/26 EUR §,∞	300,000	314
2.625%, 4/28/25 EUR §,∞	1,600,000	1,720
5.375%, (5 Year EUR Annual Swap Rate plus 5.005%), 1/18/28 EUR §,∞,α	3,800,000	4,175
8.000%, (5 Year EUR Annual Swap Rate plus 8.149%), 1/22/30 EUR §,∞,α	500,000	553
8.500%, (5 Year EUR Annual Swap Rate plus 8.917%), 9/10/30 EUR §,∞,α	800,000	884
Banco Bilbao Vizcaya Argentaria SA
6.000%, (5 Year EUR Annual Swap Rate plus 6.039%), 3/29/24 EUR §,µ,∞,α,Y	1,600,000	1,761
6.138%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.700%), 9/14/28 α	2,300,000	2,362
Banco BTG Pactual SA 4.500%, 1/10/25 144A	500,000	491
Banco de Sabadell SA 1.125%, (1 Year EUR Annual Swap Rate plus 1.550%), 3/11/27 EUR §,∞,α	200,000	209
Banco do Brasil SA 8.500%, 7/29/26 MXN §,∞	22,000,000	1,216
Banco Votorantim SA 4.500%, 9/24/24 §	200,000	197
Bank of America Corp. 3.419%, (US SOFR 3 Month plus 1.302%), 12/20/28 α	973,000	916
5.875%, (US SOFR 3 Month plus 3.193%), 3/15/28 µ,α	3,700,000	3,542

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Financial continued
Bank of Ireland Group PLC 6.253%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.650%), 9/16/26 144A α	600,000	606
7.500%, (5 Year EUR Annual Swap Rate plus 7.924%), 5/19/25 EUR §,µ,∞,α,Y	1,700,000	1,900
Barclays PLC 5.501%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.650%), 8/9/28 ∞	3,000,000	3,014
6.125%, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 year plus 5.867%), 12/15/25 µ,α,Y	500,000	478
7.437%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.500%), 11/2/33 α	500,000	560
BNP Paribas SA 1.904%, (US SOFR plus 1.609%), 9/30/28 144A α	1,700,000	1,510
CaixaBank SA 6.750%, (5 Year EUR Annual Swap Rate plus 6.498%), 6/13/24 EUR §,µ,∞,α,Y	200,000	221
Cantor Fitzgerald LP 4.875%, 5/1/24 144A	100,000	99
7.200%, 12/12/28 144A	1,200,000	1,230
Chubb INA Holdings, Inc. 0.875%, 6/15/27 EUR ∞	200,000	206
Citigroup, Inc. 3.400%, 5/1/26	400,000	386
Corestate Capital Holding SA 8.000%, 12/31/26 EUR §,∞,Þ	151,239	83
10.000%, 12/31/26 EUR ∞,Æ,Þ	200,000	221
CPI Property Group SA 1.625%, 4/23/27 EUR §,∞	700,000	565
Credicorp Capital Sociedad Titulizadora SA 10.100%, 12/15/43 144A PEN §,∞,Æ	11,300,000	3,082
Credit Acceptance Corp. 9.250%, 12/15/28 144A	1,200,000	1,279
Crown Castle International Corp. 2.100%, 4/1/31	1,700,000	1,385
5.000%, 1/11/28	1,700,000	1,693
DAE Sukuk DIFC, Ltd. 3.750%, 2/15/26 144A	1,000,000	960
Deutsche Bank AG 1.375%, (Euribor 3 Month ACT/360 plus 1.500%), 2/17/32 EUR §,∞,α	2,500,000	2,265
1.750%, (Euribor 3 Month ACT/360 plus 2.050%), 11/19/30 EUR §,∞,α	3,700,000	3,547
3.035%, (US SOFR plus 1.718%), 5/28/32 α	200,000	167
3.547%, (US SOFR plus 3.043%), 9/18/31 α	1,300,000	1,141
3.729%, (US SOFR plus 2.757%), 1/14/32 α	3,300,000	2,766
3.742%, (US SOFR plus 2.257%), 1/7/33 α	700,000	575
5.882%, (US SOFR plus 5.438%), 7/8/31 α	400,000	388
DrillCo Holding Lux SA 7.500%, 6/15/30 §	277,407	256
Fairfax Financial Holdings, Ltd. 2.750%, 3/29/28 EUR §,∞	1,700,000	1,788
Fidelity National Financial, Inc. 3.400%, 6/15/30	200,000	178
Freedom Mortgage Corp. 6.625%, 1/15/27 144A	500,000	477

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/Par +	Value $ (000’s)
Financial continued
7.625%, 5/1/26 144A	2,100,000	2,073
12.000%, 10/1/28 144A	1,000,000	1,092
G City Europe, Ltd. 4.250%, 9/11/25 EUR §,∞	3,039,000	3,064
GLP Capital LP / GLP Financing II, Inc. 3.350%, 9/1/24	100,000	99
5.750%, 6/1/28	400,000	404
goeasy, Ltd. 9.250%, 12/1/28 144A	1,100,000	1,175
The Goldman Sachs Group, Inc. 3.375%, 3/27/25 EUR §,∞	200,000	220
6.484%, (US SOFR plus 1.770%), 10/24/29 α	1,500,000	1,592
HAT Holdings I LLC / HAT Holdings II LLC 8.000%, 6/15/27 144A	1,250,000	1,302
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26 α	200,000	190
2.099%, (US SOFR plus 1.929%), 6/4/26 α	200,000	190
2.804%, (US SOFR plus 1.187%), 5/24/32 α	3,300,000	2,755
3.973%, (US SOFR 3 Month plus 1.872%), 5/22/30 α	4,900,000	4,577
ING Groep NV 5.750%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 4.342%), 11/16/26 µ,α,y	1,800,000	1,680
6.750%, (5 Year ICE Swap Rate plus 4.204%), 4/16/24 §,µ,α,y	900,000	894
Intesa Sanpaolo SpA 3.250%, 9/23/24 144A	300,000	295
4.000%, 9/23/29 144A	200,000	182
5.500%, (5 Year EUR Annual Swap Rate plus 5.848%), 3/1/28 EUR §,µ,∞,α,y	2,025,000	2,068
5.875%, (5 Year EUR Annual Swap Rate plus 6.086%), 9/1/31 EUR §,µ,∞,α,y	450,000	447
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.000%, 8/15/28 144A	1,500,000	1,343
Kaisa Group Holdings, Ltd. 9.375%, 6/30/24 §,j	400,000	13
9.750%, 9/28/23 §,j	600,000	20
10.500%, 1/15/25 §,j	1,100,000	36
10.875%, 7/23/23 §,j	400,000	11
11.250%, 4/16/25 §,j	3,500,000	101
11.650%, 6/1/26 §,j	1,000,000	29
Kennedy Wilson, Inc. 4.750%, 2/1/30	1,800,000	1,459
LeasePlan Corp. NV 2.875%, 10/24/24 144A	300,000	293
Liberty Mutual Finance Europe DAC 1.750%, 3/27/24 EUR §,∞	100,000	110
Lloyds Banking Group PLC 4.976%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 8/11/33 α	200,000	195
Logicor Financing SARL 3.250%, 11/13/28 EUR §,∞	600,000	629
Marsh & McLennan Cos., Inc. 1.349%, 9/21/26 EUR ∞	100,000	106
NatWest Group PLC 4.800%, 4/5/26	2,800,000	2,774
4.892%, (ICE LIBOR USD 3 Month plus 1.754%), 5/18/29 α	3,700,000	3,632

Corporate Bonds (42.7%)	Shares/Par +	Value $ (000’s)
Financial continued
6.000%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 5.625%), 12/29/25 µ,α,y	500,000	483
NN Group NV 4.500%, (Euribor 3 Month ACT/360 plus 4.000%), 7/15/49 EUR §,µ,∞,α	2,600,000	2,856
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	98
4.950%, 4/1/24	100,000	100
OneMain Finance Corp. 3.500%, 1/15/27	1,100,000	1,018
4.000%, 9/15/30	700,000	599
6.875%, 3/15/25	1,900,000	1,923
7.125%, 3/15/26	1,400,000	1,426
Pacific Life Global Funding II 1.200%, 6/24/25 144A	200,000	190
Park Aerospace Holdings, Ltd. 5.500%, 2/15/24 144A	112,000	112
PennyMac Financial Services, Inc. 7.875%, 12/15/29 144A	1,800,000	1,853
PRA Group, Inc. 8.375%, 2/1/28 144A	1,300,000	1,252
RLJ Lodging Trust LP 3.750%, 7/1/26 144A	200,000	189
Santander UK Group Holdings PLC 2.896%, (US SOFR plus 1.475%), 3/15/32 α	800,000	683
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28 α	4,000,000	3,758
6.750%, (GBP Swap Semi-Annual 5 Year plus 6.069%), 6/24/24 GBP §,µ,∞,α,y	1,390,000	1,766
Sberbank of Russia Via SB Capital SA 5.250%, 5/23/23 §,j,y,Æ	4,500,000	225
Sunac China Holdings, Ltd. 6.000%, 9/30/26 144A	249,801	29
6.250%, 9/30/26 144A	249,801	22
6.500%, 9/30/27 144A	499,604	45
6.750%, 9/30/28 144A	749,407	43
7.000%, 9/30/29 144A	749,407	50
7.250%, 9/30/30 144A	352,037	18
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §,∞	90,046	116
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §,∞	2,506,778	3,095
Trust Fibra Uno 6.390%, 1/15/50 144A	100,000	81
UBS Group AG 4.703%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.050%), 8/5/27 144A α	400,000	394
6.327%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 12/22/27 144A α	3,000,000	3,092
UniCredit SpA 7.296%, (USD 5 Year Swap Rate plus 4.914%), 4/2/34 144A α	5,700,000	5,860
The Unique Pub Finance Co. PLC 7.395%, 3/28/24 GBP §,∞	36,800	47
Virgin Money UK PLC 3.125%, (SONIA Interest Rate Benchmark plus 2.569%), 6/22/25 GBP §,∞,α	100,000	125

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/Par +	Value $ (000’s)
Financial continued
3.375%, (1 Year GBP Swap Rate plus 2.145%), 4/24/26 GBP §,∞,α	100,000	122
4.000%, (1 Year UK Gilts plus 2.800%), 9/25/26 GBP §,∞,α	500,000	612
4.000%, (1 Year UK Gilts plus 3.750%), 9/3/27 GBP §,∞,α	200,000	242
Wells Fargo & Co. 1.000%, 2/2/27 EUR §,∞	1,500,000	1,537
4.808%, (US SOFR plus 1.980%), 7/25/28 α	200,000	199
5.574%, (US SOFR plus 1.740%), 7/25/29 α	1,500,000	1,532
Weyerhaeuser Co. 7.375%, 3/15/32	424,000	492
Yango Justice International, Ltd. 7.500%, 4/15/24 §,j	4,200,000	2
7.875%, 9/4/24 §,j	600,000	–	π

Total		146,168

Industrial (2.7%)
Berry Global, Inc. 1.570%, 1/15/26	100,000	93
The Boeing Co. 3.950%, 8/1/59	2,000,000	1,530
Constellation Oil Services Holding SA 3.000%, 12/31/26 Þ	103,110	75
DAE Funding LLC 1.550%, 8/1/24 144A	1,700,000	1,656
1.625%, 2/15/24 144A	1,000,000	995
2.625%, 3/20/25 144A	500,000	479
3.375%, 3/20/28 144A	700,000	644
3.375%, 3/20/28 §	200,000	184
Empresa de Transporte de Pasajeros Metro SA 4.700%, 5/7/50 §	1,400,000	1,155
Flex, Ltd. 3.750%, 2/1/26	700,000	677
Fortress Transportation & Infrastructure 5.500%, 5/1/28 144A	400,000	385
6.500%, 10/1/25 144A	4,818,000	4,803
Forward Air Corp. 9.500%, 10/15/31 144A	1,200,000	1,171
GE Capital UK Funding Unlimited Co. 5.875%, 1/18/33 GBP ∞	800,000	1,093
General Electric Co. 4.125%, 9/19/35 EUR §,∞	500,000	590
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	266,544	263
The Manitowoc Co., Inc. 9.000%, 4/1/26 144A	6,200,000	6,218
Rolls-Royce PLC 4.625%, 2/16/26 EUR §,∞	1,600,000	1,794
5.750%, 10/15/27 144A	200,000	200
5.750%, 10/15/27 GBP §,∞	100,000	128
SMBC Aviation Capital Finance DAC 2.300%, 6/15/28 144A	200,000	176
Spirit Aerosystems, Inc. 9.375%, 11/30/29 144A	100,000	109
9.750%, 11/15/30 144A	1,500,000	1,612
Standard Industries, Inc. 2.250%, 11/21/26 EUR §,∞	2,600,000	2,705

Corporate Bonds (42.7%)	Shares/Par +	Value $ (000’s)
Industrial continued
TransDigm, Inc. 7.125%, 12/1/31 144A	1,600,000	1,677
XPO, Inc. 6.250%, 6/1/28 144A	1,200,000	1,214
7.125%, 2/1/32 144A	1,300,000	1,342

Total		32,968

Technology (1.5%)
Booz Allen Hamilton, Inc. 3.875%, 9/1/28 144A	1,200,000	1,130
Broadcom, Inc. 2.450%, 2/15/31 144A	700,000	599
3.137%, 11/15/35 144A	1,500,000	1,231
Dell International LLC / EMC Corp. 5.300%, 10/1/29	4,300,000	4,428
6.020%, 6/15/26	209,000	214
8.100%, 7/15/36	162,000	199
Marvell Technology, Inc. 5.750%, 2/15/29	1,300,000	1,343
NCR Atleos Escrow Corp. 9.500%, 4/1/29 144A	1,600,000	1,700
NXP BV / NXP Funding LLC 4.875%, 3/1/24	1,700,000	1,697
5.350%, 3/1/26	1,600,000	1,608
Seagate HDD Cayman 4.125%, 1/15/31	650,000	581
9.625%, 12/1/32	920,000	1,052
Ubisoft Entertainment SA 0.878%, 11/24/27 EUR §,∞	800,000	742
VMware, Inc. 4.500%, 5/15/25	300,000	297
4.650%, 5/15/27	1,400,000	1,388
4.700%, 5/15/30	100,000	99

Total		18,308

Utilities (2.0%)
American Electric Power Co., Inc. 5.625%, 3/1/33	1,000,000	1,042
Centrais Eletricas Brasileiras SA 4.625%, 2/4/30 144A	300,000	273
Chile Electricity Lux MPC SARL 6.010%, 1/20/33 144A	1,100,000	1,127
Constellation Energy Generation, LLC 6.500%, 10/1/53	1,000,000	1,128
Edison International 5.750%, 6/15/27	100,000	102
Electricite de France SA 4.500%, 9/21/28 144A	900,000	887
6.250%, 5/23/33 144A	1,200,000	1,299
9.125%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 5.411%), 3/15/33 144A µ,α	1,500,000	1,675
FEL Energy VI SARL 5.750%, 12/1/40 §	2,985,409	2,694
Monongahela Power Co. 5.850%, 2/15/34 144A	900,000	944
Nakilat, Inc. 6.067%, 12/31/33 §	862,690	888
6.267%, 12/31/33 144A	435,792	454

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (42.7%)	Shares/ Par +	Value $ (000’s)
Utilities continued
National Fuel Gas Co. 5.200%, 7/15/25	300,000	298
NextEra Energy Operating Partners LP 7.250%, 1/15/29 144A	1,000,000	1,047
NPC Ukrenergo 6.875%, 11/9/28 §,j	800,000	210
Pacific Gas & Electric Co. 2.100%, 8/1/27	100,000	90
2.500%, 2/1/31	100,000	82
2.950%, 3/1/26	100,000	95
3.150%, 1/1/26	1,600,000	1,535
3.300%, 3/15/27	200,000	187
3.300%, 12/1/27	500,000	467
3.300%, 8/1/40	2,700,000	1,976
3.450%, 7/1/25	300,000	290
3.500%, 6/15/25	1,500,000	1,453
3.750%, 7/1/28	100,000	94
4.200%, 6/1/41	100,000	80
4.250%, 3/15/46	100,000	77
4.450%, 4/15/42	300,000	242
4.550%, 7/1/30	500,000	476
Perusahaan Listrik Negara PT 3.000%, 6/30/30 144A	1,500,000	1,337
Southern California Edison Co. 5.650%, 10/1/28	1,250,000	1,303

Total		23,852

Total Corporate Bonds (Cost: $580,179)		512,497

Convertible Corporate Bonds (0.1%)
Financial (0.1%)
Corestate Capital Holding SA 8.000%, 12/31/26 EUR §,∞,Þ	1,231,517	676
Sunac China Holdings, Ltd. 1.000%, 9/30/32 144A	752,116	57

Total		733

Total Convertible Corporate Bonds (Cost: $6,584)		733

Governments (17.7%)
Governments (17.7%)
Abu Dhabi Government International Bond 2.700%, 9/2/70 144A	3,700,000	2,339
2.700%, 9/2/70 §	900,000	569
3.875%, 4/16/50 §	1,500,000	1,256
Albania Government International Bond 3.500%, 6/16/27 144A EUR ∞	1,400,000	1,491
Angolan Government International Bond 9.125%, 11/26/49 §	1,600,000	1,304
Arab Republic of Egypt 7.500%, 2/16/61 144A	1,900,000	1,106
Argentine Republic Government International Bond 0.750%, 7/9/30	800,857	320
1.000%, 7/9/29	405,455	161
3.500%, 7/9/41	13,493,196	4,571
3.625%, 7/9/35	5,922,164	2,005
Australian Government 4.250%, 4/21/26 AUD §,∞	2,400,000	1,657

Governments (17.7%)	Shares/ Par +	Value $ (000’s)
Governments continued
Banque Ouest Africaine de Developpement 2.750%, 1/22/33 144A EUR ∞	500,000	421
Brazilian Government International Bond 5.000%, 1/27/45	1,000,000	815
Colombia Government International Bond 4.500%, 3/15/29	3,800,000	3,557
5.000%, 6/15/45	6,000,000	4,650
5.200%, 5/15/49	200,000	156
8.000%, 11/14/35	1,000,000	1,093
Costa Rica Government International Bond 7.300%, 11/13/54 144A	800,000	868
Dominican Republic International Bond 4.875%, 9/23/32 144A	550,000	500
4.875%, 9/23/32 §	1,700,000	1,546
6.500%, 2/15/48 144A	2,800,000	2,670
6.500%, 2/15/48 §	2,800,000	2,670
6.875%, 1/29/26 §	500,000	508
Ecuador Government International Bond 0.000%, 7/31/30 144A PO	323,958	92
2.500%, 7/31/40 144A	1,225,800	386
3.500%, 7/31/35 144A	2,674,620	948
3.500%, 7/31/35 §	2,961,000	1,052
6.000%, 7/31/30 §	4,500,000	2,083
Egypt Government International Bond 6.375%, 4/11/31 EUR §,∞	6,550,000	4,625
7.500%, 2/16/61 §	800,000	466
Federal Republic of Nigeria 7.625%, 11/28/47 §	700,000	554
7.696%, 2/23/38 §	600,000	491
7.875%, 2/16/32 §	2,800,000	2,513
Ghana Government International Bond 8.125%, 3/26/32 §,j	400,000	173
8.950%, 3/26/51 §,j	800,000	343
Guatemala Government Bond 6.600%, 6/13/36 144A	1,700,000	1,749
Hungary Government International Bond 5.375%, 9/12/33 EUR §,∞	3,100,000	3,654
6.125%, 5/22/28 144A	1,200,000	1,246
Ivory Coast Government International Bond 5.250%, 3/22/30 EUR §,∞	500,000	494
5.875%, 10/17/31 144A EUR	300,000	296
6.625%, 3/22/48 144A EUR ∞	900,000	790
6.625%, 3/22/48 EUR §,∞	800,000	702
6.875%, 10/17/40 144A EUR	400,000	369
6.875%, 10/17/40 EUR §,∞	100,000	92
Kingdom of Jordan 4.950%, 7/7/25 144A	300,000	293
5.850%, 7/7/30 144A	400,000	372
7.500%, 1/13/29 144A	800,000	809
Morocco Government International Bond 4.000%, 12/15/50 144A	500,000	360
5.500%, 12/11/42 §	800,000	726
North Macedonia 3.675%, 6/3/26 144A EUR ∞	500,000	535
Oman Government International Bond 6.000%, 8/1/29 §	900,000	932
6.250%, 1/25/31 144A	2,300,000	2,418
6.500%, 3/8/47 §	500,000	509
6.750%, 1/17/48 §	4,800,000	5,017

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (17.7%)	Shares/ Par +	Value $ (000’s)
Governments continued
Panama Government International Bond 6.700%, 1/26/36	1,900,000	1,879
6.853%, 3/28/54	2,600,000	2,429
8.125%, 4/28/34	100,000	105
Provincia de Buenos Aires 37.463%, (Argentina Private Banks Deposit Rates Index plus 3.750%), 4/12/25 144A ARS §,∞	740,000	1
Republic of Angola 8.000%, 11/26/29 §	1,200,000	1,064
Republic of Indonesia 0.900%, 2/14/27 EUR ∞	1,700,000	1,720
1.400%, 10/30/31 EUR ∞	1,900,000	1,775
1.450%, 9/18/26 EUR ∞	700,000	727
3.375%, 7/30/25 144A EUR ∞	800,000	877
3.750%, 6/14/28 144A EUR ∞	1,900,000	2,110
3.750%, 6/14/28 EUR §,∞	2,200,000	2,443
4.625%, 4/15/43 §	2,700,000	2,632
5.125%, 1/15/45 §	1,800,000	1,856
Republic of Paraguay 5.600%, 3/13/48 §	600,000	546
6.100%, 8/11/44 §	300,000	294
Republic of Peru 3.300%, 3/11/41	2,700,000	2,097
Republic of Serbia 1.650%, 3/3/33 144A EUR ∞	700,000	570
6.500%, 9/26/33 §	1,500,000	1,537
Republic of South Africa Government International Bond 4.850%, 9/30/29	1,200,000	1,124
4.875%, 4/14/26	600,000	592
5.000%, 10/12/46	500,000	369
5.750%, 9/30/49	4,500,000	3,587
Romanian Government International Bond 2.000%, 4/14/33 144A EUR ∞	1,400,000	1,153
2.875%, 4/13/42 144A EUR ∞	500,000	372
4.125%, 3/11/39 EUR §,∞	1,500,000	1,377
6.375%, 9/18/33 144A EUR ∞	2,500,000	2,911
Russian Federation 5.250%, 6/23/47 144A j	200,000	66
5.250%, 6/23/47 §,j	200,000	66
Saudi International Bond 4.500%, 10/26/46 §	9,300,000	8,221
Serbia International Bond 1.500%, 6/26/29 EUR §,∞	2,000,000	1,860
Sri Lanka Government International Bond 7.550%, 3/28/30 §,j	1,600,000	798
7.850%, 3/14/29 §,j	500,000	249
State Agency of Roads of Ukraine 6.250%, 6/24/30 §,j	600,000	150
State of Minas Gerais 5.333%, 2/15/28 §	100,000	98
State of Qatar 4.400%, 4/16/50 144A	1,200,000	1,104
4.400%, 4/16/50 §	2,400,000	2,208
4.817%, 3/14/49 §	800,000	778
5.103%, 4/23/48 §	1,200,000	1,214
Turkey Government International Bond 4.875%, 4/16/43	2,800,000	2,039
5.750%, 5/11/47	4,400,000	3,441

Governments (17.7%)	Shares/ Par +	Value $ (000’s)
Governments continued
Ukraine Government International Bond 4.375%, 1/27/32 144A EUR ∞,j	1,600,000	355
4.375%, 1/27/32 EUR §,∞,j	1,700,000	377
6.750%, 6/20/28 144A EUR ∞,j	600,000	156
6.876%, 5/21/31 144A j	900,000	204
7.375%, 9/25/34 §,j	300,000	70
8.994%, 2/1/26 144A j	1,000,000	293
United Mexican States 2.125%, 10/25/51 EUR ∞	1,000,000	666
3.771%, 5/24/61	5,400,000	3,658
4.500%, 1/31/50	2,300,000	1,877
6.350%, 2/9/35	1,700,000	1,781
US Treasury 1.875%, 8/31/24 b	7,310,000	7,160
2.125%, 3/31/24 b	3,970,000	3,938
2.125%, 11/30/24 b	3,400,000	3,317
2.250%, 11/15/24	15,910,000	15,554
2.375%, 8/15/24 b	3,700,000	3,640
2.500%, 1/31/24	10,590,000	10,566
2.750%, 2/15/24 b	8,700,000	8,673
4.000%, 11/15/42	19,800,000	19,242
Venezuela Government International Bond 6.000%, 12/9/49 §,j	32,000	4
7.000%, 3/31/38 §,j	204,000	30
7.650%, 4/21/25 §,j	1,955,000	293
8.250%, 10/13/24 §,j	356,000	53
9.000%, 5/7/23 §,j	32,000	5
9.250%, 5/7/28 §,j	1,241,000	207
9.375%, 1/13/34 j	1,400,000	242

Total		212,122

Total Governments (Cost: $245,308)		212,122

Municipal Bonds (0.6%)
Municipal Bonds (0.6%)
American Municipal Power, Inc. 7.834%, 2/15/41 RB	100,000	125
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	233
City of Riverside California Electric Revenue 7.605%, 10/1/40 RB	200,000	250
Golden State Tobacco Securitization Corp. 3.850%, 6/1/50 RB	2,695,000	2,493
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	114
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	247
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	111
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	95,000	108
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	309
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	103

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Municipal Bonds (0.6%)	Shares/ Par +	Value $ (000’s)
Municipal Bonds continued
Port Authority of New York & New Jersey, Series 165 5.647%, 11/1/40 RB	1,100,000	1,173
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	201
State of Illinois 6.630%, 2/1/35 GO	226,154	237
6.725%, 4/1/35 GO	87,692	92
7.350%, 7/1/35 GO	171,429	186
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB	800,000	836

Total Municipal Bonds (Cost: $6,529)		6,818

Structured Products (22.6%)
Asset Backed Securities (8.1%)
ABFC Trust, Series 2007-WMC1, Class A1A 6.720%, (US SOFR 1 Month plus 1.365%), 6/25/37	7,895,418	5,520
Accredited Mortgage Loan Trust, Series 2005- 3, Class M3 6.190%, (US SOFR 1 Month plus 0.835%), 9/25/35	13,501	13
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 6.370%, (US SOFR 1 Month plus 1.015%), 12/25/34	151,534	137
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 6.265%, (US SOFR 1 Month plus 0.910%), 1/25/35	34,379	32
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C 5.770%, (US SOFR 1 Month plus 0.415%), 7/25/36	7,004,994	1,602
ACHV ABS Trust, Series 2023-4CP, Class A 6.810%, 11/25/30 144A	1,689,863	1,692
ACHV ABS Trust, Series 2023-4CP, Class B 7.240%, 11/25/30 144A	1,600,000	1,615
ACHV ABS Trust, Series 2023-4CP, Class C 7.710%, 11/25/30 144A	700,000	712
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2 6.470%, (US SOFR 1 Month plus 1.115%), (AFC), 3/25/35	59,474	55
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1 6.340%, (US SOFR 1 Month plus 0.985%), 7/25/34	6,763	7
Ares European CLO VI DAC, Series 2013-6A, Class ARR 4.575%, (Euribor 3 Month ACT/360 plus 0.610%), 4/15/30 144A EUR ∞	479,338	524
Ares European CLO, Series 10A, Class AR 4.745%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞	1,085,718	1,186

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4 6.370%, (US SOFR 1 Month plus 1.015%), 6/25/35	77,804	75
Aurium CLO I DAC, Series 2019-1A, Class ARR 4.966%, (Euribor 3 Month ACT/360 plus 1.050%), 3/23/32 144A EUR ∞	250,000	274
Babson CLO, Ltd., Series 2018-1A, Class A1 6.605%, (US SOFR 3 Month plus 1.212%), 4/15/31 144A	4,777,336	4,767
Bain Capital Euro CLO, Series 2018-2A, Class AR 4.733%, (Euribor 3 Month ACT/360 plus 0.740%), 1/20/32 144A EUR ∞	295,112	321
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1 6.720%, (US SOFR 1 Month plus 1.365%), 8/25/37	33,606	33
Cairn CLO BV, Series 2014-A4, Class ARRR 4.552%, (Euribor 3 Month ACT/360 plus 0.600%), 4/30/31 144A EUR ∞	283,891	309
Cairn CLO X BV, Series 2018-10A, Class AR 4.745%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞	699,537	758
Carlyle Global Market Strategies Euro CLO, Series 2017-3A, Class A1R 4.665%, (Euribor 3 Month ACT/360 plus 0.700%), 1/15/31 144A EUR ∞	892,452	973
Carrington Mortgage Loan Trust, Series 2005- FRE1, Class M3 6.235%, (US SOFR 1 Month plus 0.880%), 12/25/35	8,016,000	5,919
Citigroup Mortgage Loan Trust, Series 2007- AHL1, Class A2C 5.890%, (US SOFR 1 Month plus 0.535%), 12/25/36	80,333	78
Countrywide Alternative Loan Trust, Series 2006-5, Class M1 5.995%, (US SOFR 1 Month plus 0.640%), 8/25/36	1,401,008	1,349
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4 7.045%, (US SOFR 1 Month plus 1.690%), 11/25/34	58,645	58
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4 6.170%, (US SOFR 1 Month plus 0.815%), 3/25/36	67,913	59
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.512%, (AFC), 7/25/36 Σ	78,450	70
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A 5.610%, (US SOFR 1 Month plus 0.255%), 6/25/37	339,257	311
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2 5.950%, (US SOFR 1 Month plus 0.595%), 2/25/37	900,000	812

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3 5.610%, (US SOFR 1 Month plus 0.255%), 7/25/37	4,907	5
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A 6.310%, (US SOFR 1 Month plus 0.955%), 10/25/47	1,016,561	968
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A 5.670%, (US SOFR 1 Month plus 0.315%), 6/25/47	706,264	628
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1 6.570%, (US SOFR 1 Month plus 1.215%), (AFC), 5/25/47 144A	949,642	742
CRB Securitization Trust, Series 2023-1, Class A 6.960%, 10/20/33 144A	1,417,367	1,434
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1 5.077%, (US SOFR 1 Month plus 0.735%), 1/25/32	1,916	2
CVC Cordatus Loan Fund XI DAC, Series 2011-A, Class AR 4.615%, (Euribor 3 Month ACT/360 plus 0.650%), 10/15/31 144A EUR ∞	798,273	869
Ellington Loan Acquisition Trust, Series 2007- 2, Class A1 6.520%, (US SOFR 1 Month plus 1.165%), 5/25/37 144A	177,119	172
Euro-Galaxy III CLO BV, Series 2013-3A, Class ARRR 4.589%, (Euribor 3 Month ACT/360 plus 0.620%), 4/24/34 144A EUR ∞	299,690	324
Ford Auto Securitization Trust, Series 2023- BA, Class A1 5.889%, 5/15/26 144A CAD ∞,Æ	2,442,546	1,856
Fremont Home Loan Trust, Series 2005-2, Class M4 6.400%, (US SOFR 1 Month plus 1.045%), 6/25/35	300,000	258
GLS Auto Select Receivables Trust, Series 2023-2A, Class B 6.670%, 12/17/29 144A	2,000,000	2,054
GSAA Home Equity Trust, Series 2006-17, Class A1 5.590%, (US SOFR 1 Month plus 0.235%), 11/25/36	45,625	10
GSAMP Trust, Series 2004-WF, Class M2 7.120%, (US SOFR 1 Month plus 1.765%), 10/25/34	12,172	12
GSAMP Trust, Series 2007-FM2, Class A2B 5.560%, (US SOFR 1 Month plus 0.205%), 1/25/37	146,155	83
GSAMP Trust, Series 2007-NC1, Class A2A 5.520%, (US SOFR 1 Month plus 0.165%), 12/25/46	11,839	6

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Harvest CLO XX DAC, Series 2020-A, Class AR 4.673%, (Euribor 3 Month ACT/360 plus 0.680%), 10/20/31 144A EUR ∞	590,343	640
Hertz Vehicle Financing III LLC, Series 2022- 1A, Class A 1.990%, 6/25/26 144A	1,350,000	1,290
Hertz Vehicle Financing III LLC, Series 2023- 1A, Class A 5.490%, 6/25/27 144A	2,600,000	2,609
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4 5.810%, (US SOFR 1 Month plus 0.455%), 4/25/37	500,000	414
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 6.250%, (US SOFR 1 Month plus 0.895%), 11/25/35	122,997	112
IndyMac Residential Asset Backed Trust, Series 2007-B, Class 2A2 5.630%, (US SOFR 1 Month plus 0.275%), 7/25/37	308,412	164
Invesco Euro CLO III DAC, Series 3A, Class A 4.885%, (Euribor 3 Month ACT/360 plus 0.920%), 7/15/32 144A EUR ∞	500,000	543
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class M1 5.770%, (US SOFR 1 Month plus 0.415%), 3/25/37	400,000	366
KKR Financial CLO, Ltd., Series 9, Class AR2 6.605%, (US SOFR 3 Month plus 1.212%), 7/15/30 144A	1,492,643	1,489
Laurelin DAC, Series 2016-1A, Class ARR 4.713%, (Euribor 3 Month ACT/360 plus 0.720%), 10/20/31 144A EUR ∞	380,024	414
LCM XV LP, Series 2015-A, Class AR2 6.677%, (US SOFR 3 Month plus 1.262%), 7/20/30 144A	1,047,779	1,045
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 6.070%, (US SOFR 1 Month plus 0.715%), 2/25/36	51,739	41
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 6.010%, (US SOFR 1 Month plus 0.655%), 5/25/46	275,450	81
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 5.770%, (US SOFR 1 Month plus 0.415%), 5/25/36	984,334	522
Madison Park Euro Funding XIV DAC, Series 14A, Class A1R 4.765%, (Euribor 3 Month ACT/360 plus 0.800%), 7/15/32 144A EUR ∞	300,000	326
Man GLG EURO CLO DAC, Series 2021-3A, Class AR 4.645%, (Euribor 3 Month ACT/360 plus 0.680%), 10/15/30 144A EUR ∞	204,269	224

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Man GLG EURO CLO DAC, Series 2022-6A, Class AR 4.775%, (Euribor 3 Month ACT/360 plus 0.810%), 10/15/32 144A EUR ∞	286,451	312
Marathon CLO, Ltd., Series 2017-9A, Class A1AR 6.805%, (US SOFR 3 Month plus 1.412%), 4/15/29 144A	504,942	505
Marble Point CLO X, Ltd., Series 2017-1A, Class AR 6.695%, (US SOFR 3 Month plus 1.302%), 10/15/30 144A	3,610,029	3,608
MASTR Asset Backed Securities Trust, Series 2004-OPT1, Class M1 6.250%, (US SOFR 1 Month plus 0.895%), 2/25/34	652,364	656
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1 6.370%, (US SOFR 1 Month plus 1.015%), 4/25/34	68,785	65
MASTR Asset Backed Securities Trust, Series 2006-FRE2, Class A1 5.770%, (US SOFR 1 Month plus 0.415%), 3/25/36	8,340,100	7,494
MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A2 5.670%, (US SOFR 1 Month plus 0.315%), 8/25/36	1,950,805	589
MASTR Asset Backed Securities Trust, Series 2006-WMC4, Class A5 5.620%, (US SOFR 1 Month plus 0.265%), 10/25/36	823,790	267
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 6.370%, (US SOFR 1 Month plus 1.015%), 2/25/47	680,735	396
MF1, Series 2022-FL8, Class A 6.706%, (US SOFR 1 Month plus 1.350%), 2/19/37 144A	1,000,000	983
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE5, Class M4 6.340%, (US SOFR 1 Month plus 0.985%), 9/25/35	6,045,709	4,882
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2MZ 6.050%, (US SOFR 1 Month plus 0.695%), 1/25/35	784,058	781
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 6.175%, (US SOFR 1 Month plus 0.820%), 1/25/35	162,120	156
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 6.460%, (US SOFR 1 Month plus 1.105%), 6/25/35	91,609	89
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE7, Class A2C 5.790%, (US SOFR 1 Month plus 0.435%), 9/25/36	58,064	24

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C 5.610%, (US SOFR 1 Month plus 0.255%), 10/25/36	52,419	22
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C 5.720%, (US SOFR 1 Month plus 0.365%), 3/25/37	52,731	22
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 7.032%, (US SOFR 1 Month plus 1.690%), 11/25/32	56	–π
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 6.820%, (US SOFR 1 Month plus 1.465%), 2/25/33	13,176	13
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A3 5.700%, (US SOFR 1 Month plus 0.345%), 4/25/37	2,818,499	1,444
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 5.630%, (US SOFR 1 Month plus 0.275%), (AFC), 9/25/37	90,318	89
Oak Hill Euro Credit Partners VII DAC, Series 2021-7A, Class AR 4.733%, (Euribor 3 Month ACT/360 plus 0.740%), 10/20/31 144A EUR ∞	1,196,899	1,303
Popular Mortgage Pass-Through Trust, Series 2006-A, Class M1 6.055%, (US SOFR 1 Month plus 0.700%), (AFC), 2/25/36	15,365	15
RAAC Series, Series 2007-RP4, Class A 6.170%, (US SOFR 1 Month plus 0.465%), (AFC), 11/25/46 144A	151,946	142
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF6 5.340%, 1/25/37 Σ	1,514,158	502
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 5.810%, (US SOFR 1 Month plus 0.455%), (AFC), 4/25/37	1,162,314	1,094
Santander Drive Auto Receivables Trust, Series 2023-5, Class B 6.160%, 12/17/29	1,400,000	1,431
Santander Drive Auto Receivables Trust, Series 2023-5, Class C 6.430%, 2/18/31	1,600,000	1,640
Santander Drive Auto Receivables Trust, Series 2023-6, Class A3 5.930%, 7/17/28	975,000	993
Santander Drive Auto Receivables Trust, Series 2023-6, Class B 5.980%, 4/16/29	812,500	827
Santander Drive Auto Receivables Trust, Series 2023-6, Class C 6.400%, 3/17/31	812,500	834
Saranac CLO, Ltd., Series 2018-6A, Class A1R 6.781%, (US SOFR 3 Month plus 1.402%), 8/13/31 144A	2,759,794	2,757

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Saxon Asset Securities Trust, Series 2006-1, Class M1 5.935%, (US SOFR 1 Month plus 0.580%), (AFC), 3/25/36	162,748	155
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 6.430%, (US SOFR 1 Month plus 1.075%), 1/25/36	29,681	27
Sound Point CLO XIV, Ltd., Series 2017-2A, Class AR 6.620%, (US SOFR 3 Month plus 1.242%), 7/25/30 144A	2,981,654	2,974
Soundview Home Loan Trust, Series 2006-2, Class M2 5.995%, (US SOFR 1 Month plus 0.640%), 3/25/36	99,159	98
Soundview Home Loan Trust, Series 2006- OPT2, Class A4 6.030%, (US SOFR 1 Month plus 0.675%), 5/25/36	94,813	91
Soundview Home Loan Trust, Series 2006- OPT3, Class M1 5.935%, (US SOFR 1 Month plus 0.580%), 6/25/36	6,672,609	5,521
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 6.445%, (US SOFR 1 Month plus 1.090%), 12/25/35	71,232	70
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 6.235%, (US SOFR 1 Month plus 0.880%), 8/25/35	226,274	216
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 5.620%, (US SOFR 1 Month plus 0.265%), 9/25/36	4,066	4
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 5.810%, (US SOFR 1 Month plus 0.455%), 12/25/36	106,039	101
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A6 5.890%, (US SOFR 1 Month plus 0.535%), 2/25/37	41,457	40
Toro European CLO DAC, Series 6A, Class AR 4.908%, (Euribor 3 Month ACT/360 plus 0.920%), 1/12/32 144A EUR ∞	500,000	546
Toro European CLO DAC, Series 7A , Class ARE 4.812%, (Euribor 3 Month ACT/360 plus 0.810%), 2/15/34 144A EUR ∞	250,000	272
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 5.730%, (US SOFR 1 Month plus 0.375%), 3/25/36 144A	234,554	232
Venture CDO, Ltd., Series 2018-33A, Class A1LR 6.715%, (US SOFR 3 Month plus 1.322%), 7/15/31 144A	984,750	984

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Asset Backed Securities continued
Venture XIV CLO, Ltd., Series 2013-14A, Class ARR 6.678%, (US SOFR 3 Month plus 1.292%), 8/28/29 144A	705,330	705
Venture XXV CLO, Ltd., Series 2016-25A, Class ARR 6.697%, (US SOFR 3 Month plus 1.282%), 4/20/29 144A	620,011	620
Venture XXVIII CLO, Ltd., Series 2017-28A, Class A1R 6.667%, (US SOFR 3 Month plus 1.252%), 7/20/30 144A	174,629	174
Vibrant CLO VII, Ltd., Series 2017-7A, Class A1R 6.717%, (US SOFR 3 Month plus 1.302%), 9/15/30 144A	176,371	176
WaMu Asset-Backed Certificates, Series 2007- HE1, Class 1A 5.620%, (US SOFR 1 Month plus 0.265%), 1/25/37	99,229	83
Wellfleet CLO, Ltd., Series 2015-1A, Class AR4 6.567%, (US SOFR 3 Month plus 1.152%), 7/20/29 144A	480,046	479
Wellfleet CLO, Ltd., Series 2017-1, Class 1A 6.567%, (US SOFR 3 Month plus 1.152%), 4/20/29 144A	650,134	650

Total		97,117

Mortgage Securities (14.5%)
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class A 2.627%, 1/15/32 144A	2,350,000	1,822
Banc of America Funding Trust, Series 2005- H, Class 5A1 6.245%, (CSTR), 11/20/35	69,687	62
Banc of America Funding Trust, Series 2006-J, Class 4A1 5.061%, (CSTR), 1/20/47	25,755	22
Banc of America Funding Trust, Series 2007-6, Class A1 6.050%, (US SOFR 1 Month plus 0.695%), 7/25/37	36,189	34
BCAP LLC Trust, Series 2009-RR14, Class 2A2 3.586%, (CSTR), 7/26/36 144A	15,358	13
BCAP LLC Trust, Series 2009-RR5, Class 3A3 6.250%, (CSTR), 8/26/36 144A	2,053,363	889
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 5.099%, (CSTR), 7/25/34	786	1
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 4.196%, (CSTR), 11/25/36	115,179	51
Bear Stearns ARM Trust, Series 2007-4, Class 22A1 4.067%, (CSTR), 6/25/47	50,048	45
Chase Home Lending Mortgage Trust, Series 2023-RPL3, Class A1 3.250%, (AFC), 9/25/63 144A	6,917,949	6,055

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	1,264	1
Citigroup Mortgage Loan Trust, Series 2007- 10, Class 22AA 4.523%, (CSTR), 9/25/37	5,996	5
Citigroup Mortgage Loan Trust, Series 2007- 10, Class 2A3A 4.783%, (CSTR), 9/25/37	10,123	9
Citigroup Mortgage Loan Trust, Series 2007- AR4, Class 2A2A 3.840%, (CSTR), 3/25/37	245,372	210
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	8,702	8
Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A1 6.000%, 3/25/35	257,298	119
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 6.132%, (US SOFR 1 Month plus 0.775%), 11/20/35	3,560	3
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 6.492%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	9,938	9
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	102,400	59
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A8 5.500%, 2/25/35	84,695	78
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	727	1
Countrywide Alternative Loan Trust, Series 2005-J11, Class 1A13 5.500%, 11/25/35	148,842	86
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	103,871	41
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 5.970%, (US SOFR 1 Month plus 0.615%), 4/25/36	336,791	135
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 4.295%, (CSTR), 5/25/36	5,406	5
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 5.662%, (US SOFR 1 Month plus 0.305%), 9/20/46	5,414	5
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 5.667%, (US SOFR 1 Month plus 0.310%), 12/20/46	19,459	17
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 5.892%, (US SOFR 1 Month plus 0.535%), 5/20/46	262,747	220

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 5.682%, (US SOFR 1 Month plus 0.325%), 7/20/46	5,889	5
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	216,700	100
Countrywide Alternative Loan Trust, Series 2007-AL1, Class A1 5.720%, (US SOFR 1 Month plus 0.365%), 6/25/37	3,193,822	2,537
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 5.750%, (US SOFR 1 Month plus 0.395%), 4/25/47	22,824	20
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2005-22, Class 3A1 4.301%, (CSTR), 10/25/35	8,640	7
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2005-HYB8, Class 1A1 4.488%, (CSTR), 12/20/35	1,229	1
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	13,764	5
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	95,900	43
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2006-OA4, Class A1 5.972%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	33,963	10
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2006-OA4, Class A2 6.010%, (US SOFR 1 Month plus 0.655%), 4/25/46	900,007	256
Countrywide Home Loan Mortgage Pass- Through Trust, Series 2007-HYB1, Class 3A1 4.377%, (CSTR), 3/25/37	4,833	4
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	241	–π
Credit Suisse Mortgage Trust, Series 2014-6R, Class 3A2 4.817%, (CSTR), 9/27/35 144A	151,982	127
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	272,503	225
EMF-NL BV, Series 2008-APRX, Class A2 4.785%, (Euribor 3 Month ACT/360 plus 0.800%), 4/17/41 EUR §,∞	54,149	57
Eurosail-NL BV, Series 2007-NL2X, Class A 5.485%, (Euribor 3 Month ACT/360 plus 1.500%), 10/17/40 EUR §,∞	3,758	4
Federal Home Loan Mortgage Corp. 5.000%, 11/1/52	20,576,717	20,383
5.500%, 12/1/52	19,844,333	19,964

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Federal National Mortgage Association, Series 2003-W6, Class F 5.802%, (US 30 Day Average SOFR plus 0.465%), 9/25/42	12,717	13
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	160,894	71
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A 3.144%, 12/10/36 144A	1,000,000	969
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 5.778%, (CSTR), 9/25/35	680	1
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6 6.000%, 2/25/36	69,920	32
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1 4.630%, (CSTR), 1/25/36	823	1
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 4.285%, (CSTR), 3/25/47	6,426	4
HarborView Mortgage Loan Trust, Series 2005-10, Class 2A1A 6.090%, (US SOFR 1 Month plus 0.735%), (AFC), 11/19/35	3,343	2
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A 5.950%, (US SOFR 1 Month plus 0.595%), (AFC), 6/19/35	7,805	7
HomeBanc Mortgage Trust, Series 2005-1, Class A1 5.970%, (US SOFR 1 Month plus 0.615%), 3/25/35	2,692	2
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 5.910%, (US SOFR 1 Month plus 0.555%), 11/25/35	737,909	696
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 4.995%, (CSTR), 10/25/34	13,494	13
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 5.950%, (US SOFR 1 Month plus 0.595%), (AFC), 7/25/35	1,077	1
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 6.070%, (US SOFR 1 Month plus 0.715%), 7/25/35	7,632	6
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1 4.852%, (CSTR), 10/25/35	5,559	4
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1 4.642%, (CSTR), 7/25/35	3,094	3
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1 4.354%, (CSTR), 6/25/37	28,871	22

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Luminent Mortgage Trust, Series 2006-6, Class A1 5.870%, (US SOFR 1 Month plus 0.515%), 10/25/46	638,022	557
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 4.015%, (CSTR), 2/25/36	427	–π
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 4.347%, (CSTR), 5/25/36	5,691	5
Mill City Mortgage Loan Trust, Series 2018-1, Class A1 3.250%, (AFC), 5/25/62 144A	551,619	538
New Residential Mortgage Loan Trust, Series 2021-NQM1R, Class A3 1.198%, (AFC), 7/25/55 144A	700,046	601
New Residential Mortgage Loan Trust, Series 2023-NQM1, Class A1A 6.864%, (AFC), 10/25/63 144A Σ	3,861,624	3,918
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 5.470%, (CSTR), 8/25/35	835	1
OBX Trust, Series 2023-NQM8, Class A1 7.045%, (AFC), 9/25/63 144A Σ	2,604,587	2,657
Onslow Bay Financial LLC, Series 2023- NQM9, Class A1 7.159%, (AFC), 10/25/63 144A Σ	5,046,162	5,170
OPEN Trust, Series 2023-AIR, Class A 8.451%, (US SOFR 1 Month plus 3.089%), 10/15/28 144A	3,555,081	3,562
Preston Ridge Partners Mortgage Trust, Series 2023-NQM2, Class A1 6.250%, (AFC), 8/25/68 144A Σ	2,974,741	2,982
Residential Accredit Loans, Inc., Series 2006- QA7, Class 1A1 5.850%, (US SOFR 1 Month plus 0.495%), 8/25/36	3,573	4
Residential Accredit Loans, Inc., Series 2006- QA8, Class A1 5.850%, (US SOFR 1 Month plus 0.495%), 9/25/36	10,976	11
Residential Accredit Loans, Inc., Series 2007- QA1, Class A1 5.750%, (US SOFR 1 Month plus 0.395%), 1/25/37	1,788	2
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,309,576	879
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 5.790%, (US SOFR 1 Month plus 0.435%), 10/25/35	30,737	28
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 3.907%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	210,270	176
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 5.830%, (US SOFR 1 Month plus 0.475%), (AFC), 7/25/46	129,874	107

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (22.6%)	Shares/ Par +	Value $ (000’s)
Mortgage Securities continued
Suntrust Alternative Loan Trust, Series 2005- 1F, Class 1A1 5.750%, (US SOFR 1 Month plus 0.765%), 12/25/35	4,420	4
Towd Point Mortgage Funding, Series 2019- GR4A, Class A1 6.358%, (SONIO/N plus 1.144%), 10/20/51 144A GBP ∞	855,296	1,091
Towd Point Mortgage Trust, Series 2017-2, Class M1 3.750%, (AFC), 4/25/57 144A	2,500,000	2,393
Uniform Mortgage Backed Security TBA 5.000%, 1/16/54	15,000,000	14,839
5.500%, 2/13/54	18,700,000	18,783
6.000%, 2/13/54	22,200,000	22,541
6.500%, 2/13/54	32,800,000	33,608
Verus Securitization Trust, Series 2023-4, Class A1 5.811%, (AFC), 5/25/68 144A Σ	1,027,053	1,026
Verus Securitization Trust, Series 2023-7, Class A1 7.070%, (AFC), 10/25/68 144A Σ	2,947,009	3,002
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 4.745%, (CSTR, AFC), 2/25/33	458	–	π
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.972%, (CSTR), 10/25/36	13,371	12
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 3.864%, (CSTR), 3/25/36	90,742	82
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 4.485%, (CSTR), 8/25/36	5,630	5
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 3.704%, (CSTR), 2/25/37	2,228	2
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 5.712%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	225,178	173
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 5.332%, (CSTR), 7/25/37	21,362	19
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 4.674%, (CSTR), 4/25/36	21,543	20
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 5.924%, (CSTR), 11/25/37	17,290	15

Total		174,413

Total Structured Products (Cost: $275,028)		271,530

Bank Loan Obligations (2.4%)	Shares/ Par +	Value $ (000’s)
Bank Loan Obligations (2.4%)
Albion Financing 3 SARL, 9.252%, (Euribor3 Month ACT/360 plus 5.250%), 8/17/26 EUR∞	1,400,000	1,548
Altice Financing SA, 8.406%, (US SOFR 3 Month plus 2.750%), 1/31/26	1,148,092	1,132
Altice France SA, 10.894%, (CME Term SOFR 1 Month plus 5.500%), 8/15/28	190,898	171
AmSurg Corp. First Out, 10.110%, (US SOFR 3 Month plus 4.750%), 11/3/26Æ	281,436	281
AmSurg Corp. Last Out, 13.258%, (US SOFR 3 Month plus 7.880%), 9/15/28Æ	986,556	987
Avolon TLB Borrower 1 LLC, 7.707%, (US SOFR 1 Month plus 2.250%), 12/1/27	1,167,000	1,167
Charter Communications Operating LLC, 7.133%, (US SOFR 1 Month plus 1.750%), 2/1/27	3,311,992	3,310
CommScope, Inc., 8.720%, (US SOFR 1 Month plus 3.250%), 4/6/26	478,750	427
Connect Finco SARL, 8.856%, (US SOFR 1 Month plus 3.500%), 12/11/26	1,158,000	1,157
Grifols SA, 6.223%, (Euribor 3 Month ACT/360 plus 2.250%), 11/15/27 EUR∞	1,846,008	2,010
INEOS Quattro Holdings UK, Ltd., 6.593%, (Euribor 3 Month ACT/360 plus 2.750%), 1/29/26 EUR∞	1,100,000	1,215
INEOS US Petrochem LLC, 8.220%, (US SOFR 1 Month plus 2.750%), 1/29/26	2,131,578	2,131
Lumen Technologies, Inc., 7.720%, (US SOFR 1 Month plus 2.250%), 3/15/27	2,976,032	2,034
Setanta Aircraft Leasing DAC, 7.610%, (US SOFR 3 Month plus 2.000%), 11/5/28	4,000,000	4,010
SOCAR Turkey Energy, Inc., 7.387%, (Euribor 3 Month ACT/360 plus 3.450%), 8/11/26 EUR∞	5,800,000	6,291
Standard Industries, Inc., 7.721%, (US SOFR 1 Month plus 2.500%), 9/22/28	1,178,475	1,180

Total Bank Loan Obligations (Cost: $30,402)		29,051

Short-Term Investments (35.0%)
Financial (0.4%)
National Bank of Hungary 0.000%, 1/4/24 HUF∞ PO	1,911,000,000	5,509

Total		5,509

Governments (0.0%)
Argentina Treasury Bond BONCER 3.750%, 5/20/24 ARS∞	3,858,000	10
US Treasury 0.000%, 3/28/24b PO	61,000	60

Total		70

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Short-Term Investments (35.0%)	Shares/ Par +	Value $ (000’s)
Repurchase Agreements (34.6%)
BNP Paribas SA repurchase (Purchased on 12/28/23, to be repurchased at $193,120,089, collateralized by US Treasury Note, 1.875%, due 2/15/32, par and fair value of $226,637,300 and $194,961,196,respectively) 5.600%, 1/2/24	193,000,000	193,000
Citigroup Global Markets, Inc. repurchase (Purchased on 12/29/23, to be repurchased at $193,529,455, collateralized by US Treasury Note, 0.375%, due 7/15/24,par and fair value of $202,326,000 and $197,342,932, respectively) 5.480%, 1/3/24	193,500,000	193,500

Short-Term Investments (35.0%)	Shares/ Par +	Value $ (000’s)
Repurchase Agreements continued
Citigroup Global Markets, Inc. repurchase (Purchased on 12/29/23, to be repurchased at $27,916,740, collateralized by US Treasury Note, 1.125%, due 10/31/26,par and fair value of $30,815,000 and $28,442,486, respectively) 5.400%, 1/2/24	27,900,000	27,900
JP Morgan Securities LLC repurchase (Purchased on 12/29/23, to be repurchased at $100,015, collateralized by US Treasury Note, 0.75%, due 5/31/26, par and fair value of $111,000 and $102,510, respectively) 5.490%, 1/3/24	100,000	100

Total		414,500

Total Short-Term Investments (Cost: $420,107)		420,079

Total Investments (121.3%) (Cost: $1,569,376)@		1,454,783

Other Assets, Less Liabilities (-21.3%)		(255,104)

Net Assets (100.0%)		1,199,679

Reverse Repurchase Agreements

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Currency	Amount Borrowed (000’s)	Payable for Reverse Repurchase Agreements (000s)
INEOS Styrolution Group GmbH	BNP Paribas SA	2.900%	9/26/23	Open	EUR	(175)	$(193)
Nexi SpA	Barclays Bank PLC	2.500%	9/20/23	Open	EUR	(846)	(934)
Nexi SpA	JP Morgan Securities PLC	2.750%	8/22/23	Open	EUR	(513)	(566)
Republic of Indonesia	Morgan Stanley & Co.	4.650%	10/25/23	Open	USD	(1,595)	(1,595)
	International PLC
Ubisoft Entertainment	Barclays Bank PLC	3.250%	11/29/23	Open	EUR	(326)	(360)
							$(3,648)

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Euro-Bund Future	Long	EUR	5,400	54	3/24	$8,180	$247	$(66)
Five-Year US Treasury Note Future	Long	USD	76,200	762	3/24	82,885	2,032	66
Long Gilt Future	Short	GBP	1,700	17	3/24	2,224	(151)	16
Ten-Year US Treasury Note Future	Long	USD	60,200	602	3/24	67,960	2,296	–
Two-Year US Treasury Note Future	Long	USD	46,400	232	3/24	47,772	498	29
Ultra Long Term US Treasury Bond Future	Long	USD	21,000	210	3/24	28,055	2,405	(112)
Ultra Ten-Year US Treasury Note Future	Long	USD	11,200	112	3/24	13,218	626	(10)
							$7,953	$(77)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
1-Day JPY - MUTKCALM Compounded-OIS	0.400%	6/32	1,460,000	JPY	$118	$183	$301	$23
1-Day JPY - MUTKCALM Compounded-OIS	0.850%	9/33	370,000	JPY	10	(14)	(4)	7
6-Month Euribor	2.750%	3/54	6,900	EUR	(749)	32	(717)	111
					$(621)	$201	$(420)	$141

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
1-Day GBP-SONIO Compounded-OIS	4.500%	3/34	2,900	GBP	$75	$312	$387	$(14)
1-Day GBP-SONIO Compounded-OIS	4.250%	3/54	1,100	GBP	54	184	238	(11)
3-Month Canada Bankers Acceptances	0.880%	3/24	12,600	CAD	–	(78)	(78)	1
3-Month Canada Bankers Acceptances	2.500%	6/29	8,000	CAD	96	(371)	(275)	11
6-Month AUD-BBR-BBSW	4.750%	12/33	23,300	AUD	(198)	356	158	(7)
6-Month Euribor	3.500%	3/26	4,500	EUR	5	83	88	(4)
6-Month Euribor	3.250%	3/29	2,200	EUR	14	87	101	(6)
6-Month Euribor	3.000%	3/34	38,300	EUR	778	1,244	2,022	(267)
Canadian Overnight Repo Rate Average	3.750%	12/25	29,100	CAD	(411)	365	(46)	16
					$413	$2,182	$2,595	$(281)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin(000’s)
Markit CDX Emerging Markets Index, Series 34	1.000%	12/25	2.072%	5,336	USD	$(95)	$(11)	$(106)	$(2)
Markit CDX Emerging Markets Index, Series 36	1.000%	12/26	1.230%	35,236	USD	(1,193)	970	(223)	(23)
Markit CDX Emerging Markets Index, Series 37	1.000%	6/27	1.441%	490	USD	(29)	22	(7)	–	π
Markit CDX Emerging Markets Index, Series 38	1.000%	12/27	1.447%	4,200	USD	(268)	201	(67)	(2)
Markit CDX Emerging Markets Index, Series 39	1.000%	6/28	1.506%	2,100	USD	(122)	80	(42)	(1)
Markit CDX Emerging Markets Index, Series 40	1.000%	12/28	1.667%	20,800	USD	(979)	377	(602)	(12)
Markit CDX North America High Yield Index, Series 38	5.000%	6/27	2.793%	582	USD	(12)	51	39	–	π

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (continued)

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin(000’s)
Markit CDX North America High Yield Index, Series 40	5.000%	6/28	3.362%	594	USD	$1	$35	$36	$–	π
Markit CDX North America High Yield Index, Series 41	5.000%	12/28	3.562%	90,090	USD	1,067	4,188	5,255	(42)
Markit CDX North America Investment Grade Index, Series 36	1.000%	6/26	0.305%	800	USD	10	3	13	–	π
Markit CDX North America Investment Grade Index, Series 37	1.000%	12/26	0.378%	900	USD	8	8	16	–	π
Markit CDX North America Investment Grade Index, Series 38	1.000%	6/27	0.405%	300	USD	2	4	6	–	π
Markit CDX North America Investment Grade Index, Series 39	1.000%	12/27	0.478%	100	USD	1	1	2	–	π
Markit CDX North America Investment Grade Index, Series 40	1.000%	6/28	0.508%	800	USD	11	5	16	–	π
Markit CDX North America Investment Grade Index, Series 41	1.000%	12/28	0.567%	67,200	USD	805	498	1,303	(18)
						$(793)	$6,432	$5,639	$(100)

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin(000’s)
AT&T, Inc.	1.000%	6/24	0.400%	200	USD	$–	$1	$1	$–	π
AT&T, Inc.	1.000%	6/25	0.535%	100	USD	(1)	2	1	–	π
AT&T, Inc.	1.000%	6/26	0.608%	100	USD	1	–	1	–	π
Carnival Corp.	1.000%	12/28	3.543%	600	USD	(132)	70	(62)	(1)
Ford Motor Co.	5.000%	6/25	0.846%	200	USD	4	8	12	–	π
Ford Motor Co.	5.000%	12/25	0.967%	400	USD	8	22	30	–	π
Ford Motor Co.	5.000%	6/26	1.145%	1,000	USD	26	64	90	–	π
Ford Motor Co.	5.000%	6/27	1.562%	300	USD	20	13	33	–	π
Ford Motor Co.	5.000%	6/27	1.460%	900	USD	44	57	101	–	π
General Electric Co.	1.000%	6/24	0.145%	900	USD	(1)	5	4	–	π
General Electric Co.	1.000%	12/26	0.313%	400	USD	3	5	8	–	π
General Electric Co.	1.000%	6/26	0.286%	3,800	USD	21	43	64	–	π
Glencore Finance Europe, Ltd.	5.000%	12/25	0.550%	2,700	EUR	280	(25)	255	1
Glencore Finance Europe, Ltd.	5.000%	12/27	1.049%	1,600	EUR	281	(20)	261	–	π
Glencore Finance Europe, Ltd.	5.000%	12/26	0.714%	700	EUR	94	–	94	–	π
Marks & Spencer PLC	1.000%	12/24	0.209%	2,900	EUR	(27)	52	25	–	π
Marks & Spencer PLC	1.000%	6/27	0.670%	100	EUR	(5)	6	1	–	π
Marks & Spencer PLC	1.000%	12/28	0.982%	500	EUR	(27)	28	1	–	π
Volkswagen International Finance NV	1.000%	12/26	0.635%	3,100	EUR	39	(4)	35	–	π
						$628	$327	$955	$–	π

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)						Market Value (000’s)
	Swaps	Futures	Total	Swaps		Futures		Total		Options

Total Exchange-Traded or Centrally Cleared Derivatives	$170	$111	$281		$(410)		$(188)		$(598)	$–

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	BNP Paribas SA	AUD	246	168	1/9/24	$—	$(5)	$(5)
Sell	HSBC Bank PLC	AUD	1,222	833	1/9/24	—	(23)	(23)
Sell	UBS AG	AUD	988	673	1/9/24	—	(18)	(18)
Sell	Goldman Sachs Bank USA	CAD	2,481	1,873	1/9/24	—	(39)	(39)
Sell	JP Morgan Chase Bank NA	CNH	587	83	3/26/24	—	(1)	(1)
Buy	Bank of America NA	EUR	3,694	4,079	1/9/24	41	—	41
Buy	BNP Paribas SA	EUR	858	947	1/9/24	9	—	9
Buy	Goldman Sachs Bank USA	EUR	4,751	5,246	1/9/24	32	—	32
Sell	Barclays Bank PLC	EUR	42,152	46,544	1/9/24	—	(187)	(187)
Sell	BNP Paribas SA	EUR	5,529	6,105	1/9/24	—	(70)	(70)
Sell	UBS AG	EUR	103,501	114,287	1/9/24	—	(439)	(439)
Sell	Bank of America NA	GBP	899	1,146	1/9/24	—	(4)	(4)
Sell	Barclays Bank PLC	GBP	1,512	1,928	1/9/24	—	(9)	(9)
Sell	BNP Paribas SA	GBP	3,427	4,368	1/9/24	—	(21)	(21)
Sell	UBS AG	GBP	18,617	23,730	1/9/24	—	(171)	(171)
Buy	BNP Paribas SA	HUF	459	1	1/4/24	—	—π	—π
Sell	BNP Paribas SA	HUF	368,243	1,061	1/4/24	—	(13)	(13)
Sell	HSBC Bank PLC	HUF	419,560	1,209	1/4/24	—	(17)	(17)
Sell	JP Morgan Chase Bank NA	HUF	1,117,117	3,219	1/4/24	—	(38)	(38)
Sell	Goldman Sachs Bank USA	JPY	41,500	294	1/9/24	—	(13)	(13)
Sell	Goldman Sachs Bank USA	MXN	21,308	1,249	1/31/24	—	(35)	(35)
Sell	Royal Bank of Canada	MXN	31	2	4/19/24	—	—π	—π
Sell	Bank of America NA	PEN	10,817	2,922	1/22/24	—	(7)	(7)
Sell	BNP Paribas SA	PEN	521	141	1/22/24	—	(1)	(1)
Buy	Barclays Bank PLC	TRY	37,232	1,136	4/24/24	—	(14)	(14)

						$82	$(1,125)	$(1,043)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Barclays Bank PLC	5.000%	12/24	6.009%	EUR	100	$2	$(3)	$(1)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	200	4	(6)	(2)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	200	3	(5)	(2)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	200	3	(5)	(2)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	300	6	(9)	(3)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	300	7	(10)	(3)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	400	9	(13)	(4)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	400	9	(13)	(4)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)		Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	500	$8		$(13)	$(5)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	600	13		(19)	(6)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.009%	EUR	600	10		(16)	(6)
Intrum AB	JP Morgan Chase Bank NA	5.000%	12/24	6.009%	EUR	800	12		(20)	(8)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.009%	EUR	100	2		(3)	(1)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.009%	EUR	100	2		(3)	(1)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.009%	EUR	200	4		(6)	(2)
Republic of Indonesia	Barclays Bank PLC	1.000%	6/31	1.046%	USD	5,700	(180)		163	(17)
Republic of Turkey	Morgan Stanley Capital Services LLC	1.000%	12/28	2.796%	USD	3,000	(230)		(1)	(231)
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	12/26	0.438%	USD	300	–	π	5	5
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	6/27	0.563%	USD	100	–	π	1	1
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	6/28	0.783%	USD	100	(2)		3	1
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	12/28	0.883%	USD	300	(3)		5	2
							$(321)		$32	$(289)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$82	$9	$91	$(1,125)	—	$(298)	$(1,423)

Restricted Securities

Description	Acquisition Date	Cost (000’s)	Value (000’s)		Value as a Percentage of Net Assets
Corestate Capital Holding SA	8/22/23	$–	$–	π	–	%π
AmSurg Corp.	11/2/23	396	486		0.04%
Constellation Oil - Class B	6/10/22	12	12		–	%π
DrillCo Holding Lux SA - Class B	6/8/23	54	67		0.01%
DrillCo Holding Lux SA - Class C	6/8/23	484	600		0.05%

+	All par is stated in U.S. Dollar unless otherwise noted.
*	Non income producing
Æ	Security valued using significant unobservable inputs.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

d	Restricted security – see accompanying table for additional details
π	Amount is less than one thousand.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023 the value of these securities (in thousands) was $306,861 representing 25.5% of the net assets.

f	Defaulted Security
∞	Foreign Bond — par value is foreign denominated.
§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2023, the aggregate value of these securities was $198,100 (in thousands), representing 16.6% of net assets.

α	Rate shown is the rate as of the period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future.
µ	Perpetual maturity, date shown, if applicable, represents next contractual call date.
y	Contingent convertible security
Þ

PIK - Payment In Kind. PIK rate of Constellation Oil Services Holding SA is 4.00%, Corestate Capital Holding SA with Par of 1,231,517 and 151,239 is 9.00%, and Corestate Capital Holding SA with Par of 200,000 is 11.00%.

b	Part or all of the security has been pledged as collateral.
Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,566,256 and the net unrealized depreciation of investments based on that cost was $99,731 which is comprised of $33,141 aggregate gross unrealized appreciation and $132,872 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

	(Amounts in thousands)
Assets:
Bank Loan Obligations
Bank Loan Obligations	$—	$27,783	$1,268
Common Stocks
Real Estate	508	—	11
All Others	—	—	1,434
Convertible Corporate Bonds	—	733	—
Municipal Bonds	—	6,818	—
Corporate Bonds
Basic Materials	—	8,769	520
Financial	—	142,640	3,528
All Others	—	357,040	—
Governments	—	212,122	—
Structured Products
Asset Backed Securities	—	95,261	1,856
Mortgage Securities	—	174,413	—
Short-Term Investments	—	420,079	—
Other Financial Instruments^
Futures	8,104	—	—
Forward Foreign Currency Contracts	—	82	—
Interest Rate Swaps	—	3,295	—
Credit Default Swaps	—	7,712	—

Total Assets:	$8,612	$1,456,747	$8,617

Liabilities:
Other Financial Instruments^
Futures	(151)	—	—
Forward Foreign Currency Contracts	—	(1,125)	—
Interest Rate Swaps	—	(1,120)	—
Credit Default Swaps	—	(1,407)	—
Reverse Repurchase Agreements	—	(3,648)	—

Total Liabilities:	$(151)	$(7,300)	$—

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2023.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in equity, fixed income and cash asset classes, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the equity, fixed income and cash asset classes. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity, fixed income and cash asset class exposure. The Portfolio may invest in the underlying portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

The U.S. equity market climbed a wall of worry in 2023 - stock prices jumped double digits despite a year filled with extraordinary events that had the potential to give any investor pause, including the Silicon Valley Bank crisis, U.S. debt default fears, as well as geopolitical tensions in the Middle East. In the end, investors focused on the U.S.’s resilient economic growth, rapidly declining inflation reports, and the widely held expectation late in the year that the U.S. Federal Reserve (the “Fed”) would prove successful in soft landing the economy in 2024.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 26.29%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 16.44% and 16.05%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned 5.53%, while the Bloomberg® U.S. Corporate High Yield Index returned 13.45%.

PORTFOLIO RESULTS

The Portfolio returned 13.07% for the twelve months ended December 31, 2023, trailing the 26.29% return of the broad stock market, as measured by the S&P 500® Index, but outpacing the Bloomberg® U.S. Aggregate Index return of 5.53%. The Portfolio underperformed the Balanced Portfolio Blended Composite Benchmark return of 13.98% (the “Blended Benchmark”). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These indices are unmanaged, cannot be invested in directly and do not incur expenses.)

Security selection within the Underlying Portfolios was the largest detractor to the Portfolio, driving underperformance relative to the Blended Benchmark. In particular, style differences and stock selection weighed on the Large Cap Blend Portfolio, the Domestic Equity Portfolio, the Mid Cap Growth Stock Portfolio and the Mid Cap Value Portfolio. On the upside, the Focused Appreciation Portfolio and the Select Bond Portfolio outperformed their respective benchmarks.

Tactical asset allocation relative to the Blended Benchmark was a modest detractor. Overweights to small and mid capitalization U.S. equities, and the resulting underweight to large cap U.S. equities, proved detrimental in a year where a few of the largest companies in the market had an outsized contribution to overall market results.

PORTFOLIO MANAGER OUTLOOK

Although economic events are incredibly difficult to time with precision even during “normal economic times”, the many twists and turns that have buffeted the economy during the four years since COVID-19 first appeared added another degree of difficulty for forecasting.

While the U.S. economy’s resilience in the face of an aggressive Fed tightening cycle has led many investors to position for a soft landing, we believe the U.S. economy is in the late stages of an economic cycle and history suggests that a recession will arrive in the near term. We believe that at the end of a business cycle, investors should pay greater heed to risk.

Balanced Portfolio (unaudited)

In contrast to the prior ten years that were characterized by low bond yields, we believe today’s higher yields, especially high-quality investment grade yields, offer an attractive alternative to equity market risk. We believe fixed income has once again returned to its historic role as an income-generation vehicle that can provide risk mitigation against falling equity prices.

Elsewhere, we favor U.S. small caps and mid caps given their historically significant valuation discounts. Within international markets, we favor neutral positioning in developed international but an underweight in emerging markets given currency and geopolitical risks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Balanced Portfolio	13.07%	6.73%	5.34%
S&P 500® Index	26.29%	15.70%	12.03%
Bloomberg® U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
Balanced Portfolio Blended Composite Benchmark	13.98%	7.43%	5.92%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	33.4%

iShares Core S&P 500 ETF	12.1%

Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.7%

iShares Core U.S. Aggregate Bond ETF	5.2%

Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	4.3%

Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.3%

Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.3%

Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.2%

Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.2%

Northwestern Mutual Series Fund, Inc., International Growth Portfolio	3.6%

Sector Allocation 12/31/23

Sector	% of Net Assets

Fixed Income	48.3%

Domestic Equity	37.4%

Foreign Equity	10.1%

Short-Term Investments & Other Net Assets	4.2%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Investment Companies (95.8%)	Shares/ Par +	Value $ (000’s)
Domestic Equity (37.4%)
iShares Core S&P 500 ETF	497,300	237,525
iShares Core S&P Mid-Cap ETF	59,350	16,449
iShares Core S&P Small-Cap ETF	174,500	18,890
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	53,558,467	84,676
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	21,744,497	84,064
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	71,069,969	84,360
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	26,322,018	81,861
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	55,824,014	82,620
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	8,956,771	20,072
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	12,364,188	23,628

Total		734,145

Fixed Income (48.3%)
iShares Core U.S. Aggregate Bond ETF	1,036,500	102,873
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	78,594,240	52,658
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	114,291,071	111,320
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	594,369,954	656,184

Investment Companies (95.8%)	Shares/ Par +	Value $ (000’s)
Fixed Income continued
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	23,532,136	24,026

Total		947,061

Foreign Equity (10.1%)
iShares Core MSCI EAFE ETF	744,800	52,397
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	6,063,015	5,669
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	44,391,265	70,049
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	37,014,430	70,476

Total		198,591

Total Investment Companies (Cost: $1,937,360)		1,879,797

Short-Term Investments (2.3%)
Investment Companies (2.3%)
JPMorgan Ultra-Short Income ETF	452,950	22,752
PIMCO Enhanced Short Maturity Active ETF	225,400	22,492

Total		45,244

Total Short-Term Investments (Cost: $45,999)		45,244

Total Investments (98.1%) (Cost: $1,983,359)@		1,925,041

Other Assets, Less Liabilities (1.9%)		37,401

Net Assets (100.0%)		1,962,442

+	All par is stated in U.S. Dollar unless otherwise noted.
£	Affiliated Company
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,988,520 and the net unrealized depreciation of investments based on that cost was $63,479 which is comprised of $78,459 aggregate gross unrealized appreciation and $141,938 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$1,879,797	$—	$—
Short-Term Investments	45,244	—	—

Total Assets:	$1,925,041	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in equity, fixed income and cash asset classes, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$274 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the equity, fixed income and cash asset classes. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity, fixed income and cash asset exposure. The Portfolio may invest in underlying portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

The U.S. equity market climbed a wall of worry in 2023 - stock prices jumped double digits despite a year filled with extraordinary events that had the potential to give any investor pause, including the Silicon Valley Bank crisis, U.S. debt default fears, as well as geopolitical tensions in the Middle East. In the end, investors focused on the U.S.’s resilient economic growth, rapidly declining inflation reports, and the widely held expectation late in the year that the U.S. Federal Reserve (the “Fed”) would prove successful in soft landing the economy in 2024.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 26.29%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 16.44% and 16.05%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned 5.53%, while the Bloomberg® U.S. Corporate High Yield Index returned 13.45%.

PORTFOLIO RESULTS

The Portfolio returned 15.24% for the twelve months ended December 31, 2023, trailing the 26.29% return of the broad stock market, as measured by the S&P 500® Index, but outpacing the Bloomberg® U.S. Aggregate Index return of 5.53%. The Portfolio underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 16.69% (the “Blended Benchmark”). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These indices are unmanaged, cannot be invested in directly and do not incur expenses.)

Security selection within the Underlying Portfolios was the largest detractor to the Portfolio, driving underperformance relative to the Blended Benchmark. In particular, style differences and stock selection weighed on the Large Cap Blend Portfolio, the Domestic Equity Portfolio, the Mid Cap Growth Stock Portfolio and the Mid Cap Value Portfolio. On the upside, the Focused Appreciation Portfolio and the Select Bond Portfolio outperformed their respective benchmarks.

Tactical asset allocation relative to the Blended Benchmark was a modest detractor. Overweights to small and mid capitalization U.S. equities, and the resulting underweight to large cap U.S. equities, proved detrimental in a year where a few of the largest companies in the market had an outsized contribution to overall market results.

PORTFOLIO MANAGER OUTLOOK

Although economic events are incredibly difficult to time with precision even during “normal economic times”, the many twists and turns that have buffeted the economy during the four years since COVID-19 first appeared added another degree of difficulty for forecasting.

While the U.S. economy’s resilience in the face of an aggressive Fed tightening cycle has led many investors to position for a soft landing, we believe the U.S. economy is in the late stages of an economic cycle and history suggests that a recession will arrive in the near term. We believe that at the end of a business cycle, investors should pay greater heed to risk.

Asset Allocation Portfolio (unaudited)

In contrast to the prior ten years that were characterized by low bond yields, we believe today’s higher yields, especially high-quality investment grade yields, offer an attractive alternative to equity market risk. We believe fixed income has once again returned to its historic role as an income-generation vehicle that can provide risk mitigation against falling equity prices.

Elsewhere, we favor U.S. small caps and mid caps given their historically significant valuation discounts. Within international markets, we favor neutral positioning in developed international but an underweight in emerging markets given currency and geopolitical risks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	15.24%	8.28%	6.26%
S&P 500® Index	26.29%	15.70%	12.03%
Bloomberg® U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
Asset Allocation Portfolio Blended Composite Benchmark	16.69%	9.25%	7.06%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/13. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Holdings 12/31/23

Security Description	% of Net Assets

Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	16.6%

iShares Core S&P 500 ETF	14.1%

Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	6.0%

Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	6.0%

Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	5.9%

Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.4%

iShares Core U.S. Aggregate Bond ETF	5.4%

Northwestern Mutual Series Fund, Inc., International Growth Portfolio	5.3%

Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.2%

Northwestern Mutual Series Fund, Inc., International Equity Portfolio	5.2%

Sector Allocation 12/31/23

Sector	% of Net Assets

Domestic Equity	48.4%

Fixed Income	33.3%

Foreign Equity	15.1%

Short-Term Investments & Other Net Assets	3.2%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2023

Investment Companies (96.8%)	Shares/ Par +	Value $ (000’s)
Domestic Equity (48.4%)
iShares Core S&P 500 ETF	80,850	38,616
iShares Core S&P Mid-Cap ETF	7,750	2,148
iShares Core S&P Small-Cap ETF	18,700	2,024
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	10,450,209	16,522
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	4,255,773	16,453
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	13,555,613	16,091
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	4,583,686	14,255
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	9,679,091	14,325
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,656,345	5,953
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	3,286,023	6,280

Total		132,667

Fixed Income (33.3%)
iShares Core U.S. Aggregate Bond ETF	148,000	14,689
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	19,151,403	12,832
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	15,285,762	14,888
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	41,173,283	45,455

Investment Companies (96.8%)	Shares/ Par +	Value $ (000’s)
Fixed Income continued
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	3,216,199	3,284

Total		91,148

Foreign Equity (15.1%)
iShares Core MSCI EAFE ETF	139,600	9,821
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	2,939,849	2,749
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	9,036,199	14,259
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	7,554,455	14,383

Total		41,212

Total Investment Companies (Cost: $266,266)		265,027

Short-Term Investments (1.5%)
Investment Companies (1.5%)
JPMorgan Ultra-Short Income ETF	40,300	2,024
PIMCO Enhanced Short Maturity Active ETF	20,100	2,006

Total		4,030

Total Short-Term Investments (Cost: $4,097)		4,030

Total Investments (98.3%) (Cost: $270,363)@		269,057

Other Assets, Less Liabilities (1.7%)		4,766

Net Assets (100.0%)		273,823

+	All par is stated in U.S. Dollar unless otherwise noted.
£	Affiliated Company
@

At December 31, 2023, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $271,119 and the net unrealized depreciation of investments based on that cost was $2,062 which is comprised of $12,737 aggregate gross unrealized appreciation and $14,799 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2023. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$265,027	$—	$—
Short-Term Investments	4,030	—	—

Total Assets:	$269,057	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg® Global Aggregate - Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The ICE BofA Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), the Russell MidCap Index (11%), the Russell 2000® Index (5%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (13%), the MSCI® Emerging Markets Index (3%), the Bloomberg® U.S. Aggregate Bond Index (24%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%), and the ICE BofA® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), the Russell® MidCap Index (9%), the Russell 2000® Index (3%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (9%), the MSCI® Emerging Markets Index (2%), the Bloomberg® U.S. Aggregate Bond Index (41%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%), and the ICE BofA® US 3-Month Treasury Bill Index (4%).

Bloomberg® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg® U.S. Aggregate Bond Index — The Bloomberg® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index — The Bloomberg® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg® Global Credit Hedged USD Index — The Bloomberg® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg® Long-Term U.S. Treasury Index — The Bloomberg® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Benchmark Definitions (unaudited)

Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

ICE BofA® US 3-Month Treasury Bill Index — The ICE BofA® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® All Country World (ex-US) Value Index — The MSCI® All Country World (ex-US) Value Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., which captures large and mid cap securities exhibiting overall value style characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Benchmark Definitions (unaudited)

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio

Assets
Unaffiliated Investments, at Value (1)	$1,065,893	$1,263,170	$664,461	$190,783	$5,427,329
Cash	1,613	18,849	4,690	1,048	51,298
Collateral with Counterparty	—	—	—	—	2,848
Receivable for Portfolio Shares Sold	20	336	41	17	884
Receivable for Investment Securities Sold	—	—	1,413	909	—
Prepaid Expenses and Other Assets	8	9	5	1	50
Dividends and Interest Receivable	173	720	444	142	5,059

Total Assets	1,067,707	1,283,084	671,054	192,900	5,487,468

Liabilities
Payable for Portfolio Shares Redeemed	202	3,294	44	3,763	1,323
Payable for Investment Securities Purchased	—	—	1,853	1,260	—
Variation Margin Payable	—	—	—	—	145
Investment Advisory Fees Payable	370	642	232	119	858
Compliance Fees Payable	3	3	3	2	6
Accrued Expenses	29	26	26	23	55

Total Liabilities	604	3,965	2,158	5,167	2,387

Net Assets	$1,067,103	$1,279,119	$668,896	$187,733	$5,485,081

Represented By:
Aggregate Paid in Capital (10) (11)	$688,742	$594,358	$492,575	$134,558	$1,691,270
Total Distributable Earnings (Loss)	378,361	684,761	176,321	53,175	3,793,811

Net Assets for Shares Outstanding (10) (11)	$1,067,103	$1,279,119	$668,896	$187,733	$5,485,081

Net Asset Value, Offering and Redemption Price per Share	$3.06	$3.87	$1.66	$1.19	$7.88

(1) Unaffiliated Investments, at Cost	$645,913	$693,361	$524,439	$177,089	$1,810,073
(10) Shares Outstanding	349,044	330,808	403,771	158,083	695,921
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio

Assets
Unaffiliated Investments, at Value (1)	$148,485	$1,042,633	$709,525	$1,081,378	$1,277,509
Cash	3,406	13,089	6,165	863	12,826
Collateral with Counterparty	12	—	—	—	30
Receivable for Portfolio Shares Sold	20	289	412	125	317
Receivable for Investment Securities Sold	169	5,164	8	5,610	1,152
Receivable for Foreign Currency	1	—	—	—	—
Prepaid Expenses and Other Assets	1	8	5	8	27
Dividends and Interest Receivable	388	1,586	1,843	216	1,671

Total Assets	152,482	1,062,769	717,958	1,088,200	1,293,532

Liabilities
Payable for Portfolio Shares Redeemed	35	696	105	5,725	606
Payable for Investment Securities Purchased	212	4,551	—	—	1,638
Variation Margin Payable	—	—	—	—	173
Payable for Foreign Currency	121	—	—	—	—
Investment Advisory Fees Payable	83	426	329	468	235
Compliance Fees Payable	3	3	3	3	3
Accrued Expenses	30	27	30	30	63

Total Liabilities	484	5,703	467	6,226	2,718

Net Assets	$151,998	$1,057,066	$717,491	$1,081,974	$1,290,814

Represented By:
Aggregate Paid in Capital (10) (11)	$140,383	$812,103	$522,221	$951,016	$890,821
Total Distributable Earnings (Loss)	11,615	244,963	195,270	130,958	399,993

Net Assets for Shares Outstanding (10) (11)	$151,998	$1,057,066	$717,491	$1,081,974	$1,290,814

Net Asset Value, Offering and Redemption Price per Share	$0.80	$1.58	$1.66	$3.11	$2.17

(1) Unaffiliated Investments, at Cost	$144,538	$899,773	$554,711	$906,899	$938,993
(10) Shares Outstanding	189,484	668,734	433,422	347,884	595,919
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio

Assets
Unaffiliated Investments, at Value (1)	$651,524	$683,368	$436,281	$556,248	$993,947
Cash	15,031	3,835	1,447	20,140	19,856
Collateral with Counterparty	430	—	53	—	—
Receivable for Portfolio Shares Sold	237	112	106	32	263
Receivable for Investment Securities Sold	3,310	808	1,608	98	3,939
Receivable for Foreign Currency	2	—	—	—	1
Prepaid Expenses and Other Assets	5	5	8	4	8
Dividends and Interest Receivable	1,527	159	559	617	2,028

Total Assets	672,066	688,287	440,062	577,139	1,020,042

Liabilities
Payable for Portfolio Shares Redeemed	3,498	173	73	581	307
Payable for Investment Securities Purchased	2,100	1,114	2,239	276	—
Accrued Foreign Capital Gains Tax	—	—	—	—	304
Variation Margin Payable	—	—	81	—	—
Payable for Foreign Currency	494	—	—	—	—
Investment Advisory Fees Payable	385	301	80	402	494
Compliance Fees Payable	3	3	3	3	3
Accrued Expenses	43	27	40	28	62

Total Liabilities	6,523	1,618	2,516	1,290	1,170

Net Assets	$665,543	$686,669	$437,546	$575,849	$1,018,872

Represented By:
Aggregate Paid in Capital (10) (11)	$629,855	$615,734	$347,187	$430,718	$733,882
Total Distributable Earnings (Loss)	35,688	70,935	90,359	145,131	284,990

Net Assets for Shares Outstanding (10) (11)	$665,543	$686,669	$437,546	$575,849	$1,018,872

Net Asset Value, Offering and Redemption Price per Share	$1.48	$2.24	$1.53	$1.91	$1.90

(1) Unaffiliated Investments, at Cost	$645,869	$570,185	$360,596	$434,023	$742,022
(10) Shares Outstanding	449,599	306,371	286,743	301,356	534,992
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio

Assets
Unaffiliated Investments, at Value (1)	$815,228	$1,841,187	$910,032	$290,028	$378,718
Investments in Repurchase Agreements, at Value (3)	—	—	—	236,000	—
Cash	13,190	26,590	15,937	299	7,242
Foreign Currency, at Value (4)	—	5,085	378	—	—
Receivable for Portfolio Shares Sold	323	353	483	639	72
Receivable for Investment Securities Sold	—	5,172	165	—	1
Variation Margin Receivable	—	—	—	—	71
Receivable for Foreign Currency	2	1,345	—	—	—
Prepaid Expenses and Other Assets	6	14	7	4	3
Dividends and Interest Receivable	2,417	5,988	1,266	1,174	3,080

Total Assets	831,166	1,885,734	928,268	528,144	389,187

Liabilities
Payable for Portfolio Shares Redeemed	289	390	138	480	70
Payable for Investment Securities Purchased	1,380	3,093	—	1,115	3,727
Accrued Foreign Capital Gains Tax	298	2,150	5,566	—	—
Variation Margin Payable	—	—	—	—	1
Payable for Foreign Currency	—	350	—	—	—
Collateral from Counterparty	—	1,360	—	—	—
Investment Advisory Fees Payable	488	1,023	645	134	106
Compliance Fees Payable	3	4	3	3	3
Accrued Expenses	57	89	99	28	48

Total Liabilities	2,515	8,459	6,451	1,760	3,955

Net Assets	$828,651	$1,877,275	$921,817	$526,384	$385,232

Represented By:
Aggregate Paid in Capital (10) (11)	$672,727	$1,827,424	$936,358	$526,382	$391,987
Total Distributable Earnings (Loss)	155,924	49,851	(14,541)	2	(6,755)

Net Assets for Shares Outstanding (10) (11)	$828,651	$1,877,275	$921,817	$526,384	$385,232

Net Asset Value, Offering and Redemption Price per Share	$1.07	$1.58	$0.93	$1.00	$1.02

(1) Unaffiliated Investments, at Cost	$675,492	$1,816,768	$874,347	$290,028	$385,729
(3) Investments in Repurchase Agreements, at Cost	—	—	—	236,000	—
(4) Foreign Currency, at Cost	—	4,804	591	—	—
(10) Shares Outstanding	773,317	1,189,053	986,173	526,380	377,351
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio

Assets
Unaffiliated Investments, at Value (1)	$2,948,774	$164,862	$410,904	$705,763	$1,040,283
Investments in Repurchase Agreements, at Value (3)	—	—	—	—	414,500
Cash	44,684	1,229	9,742	26,162	5,918
Foreign Currency, at Value (4)	—	—	—	—	1,772
Collateral with Counterparty	—	1,137	9,586	—	11,744
Receivable for Portfolio Shares Sold	618	47	132	190	376
Receivable for Investment Securities Sold	109,120	6,838	108	—	76,985
Receivable for Financing Transactions	—	142,759	—	—	—
Variation Margin Receivable	—	44	32	—	281
Outstanding Swap Contracts, at Value (8)	—	—	6,214	—	9
Receivable for Foreign Currency	—	—	—	—	87
Deferred Expense for Financing Transactions	—	53	—	—	—
Prepaid Expenses and Other Assets	23	2	10	5	10
Dividends and Interest Receivable	17,948	1,190	2,061	12,623	12,898

Total Assets	3,121,167	318,161	438,789	744,743	1,564,863

Liabilities
Payable for Portfolio Shares Redeemed	317	29	58	95	135
Payable for Investment Securities Purchased	215,890	18,659	7,222	—	357,447
Payable for Financing Transactions	—	176,261	—	—	—
Variation Margin Payable	—	27	86	—	598
Outstanding Options Written, at Value (6)	—	10	—	—	—
Payable for Reverse Repurchase Agreements	—	—	—	—	3,648
Outstanding Swap Contracts, at Value (9)	—	—	350	—	298
Payable for Foreign Currency	—	—	517	—	1,125
Collateral from Counterparty	450	2,041	13,087	—	1,165
Investment Advisory Fees Payable	716	52	140	262	681
Compliance Fees Payable	4	2	3	3	3
Accrued Expenses	93	31	37	39	84

Total Liabilities	217,470	197,112	21,500	399	365,184

Net Assets	$2,903,697	$121,049	$417,289	$744,344	$1,199,679

Represented By:
Aggregate Paid in Capital (10) (11)	$3,281,619	$183,354	$453,188	$773,902	$1,325,381
Total Distributable Earnings (Loss)	(377,922)	(62,305)	(35,899)	(29,558)	(125,702)

Net Assets for Shares Outstanding (10) (11)	$2,903,697	$121,049	$417,289	$744,344	$1,199,679

Net Asset Value, Offering and Redemption Price per Share	$1.10	$0.66	$1.04	$0.67	$0.97

(1) Unaffiliated Investments, at Cost	$3,005,235	$184,589	$452,544	$754,983	$1,154,876
(3) Investments in Repurchase Agreements, at Cost	—	—	—	—	414,500
(4) Foreign Currency, at Cost	—	—	—	—	1,794
(6) Premiums Received on Options Written	—	12	—	—	—
(8) Premiums Paid on Swap Contracts	—	155	5	—	3,970
(9) Premiums Received from Swap Contracts	—	7	1	—	4,664
(10) Shares Outstanding	2,630,454	184,782	402,912	1,111,056	1,231,187
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2023 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio

Assets
Unaffiliated Investments, at Value (1)	$473,378	$71,328
Affiliated Investments, at Value (2)	1,451,663	197,729
Cash	15,180	2,114
Receivable for Portfolio Shares Sold	106	11
Receivable for Investment Securities Sold	22,538	3,230
Prepaid Expenses and Other Assets	15	2
Dividends and Interest Receivable	211	18

Total Assets	1,963,091	274,432

Liabilities
Payable for Portfolio Shares Redeemed	533	175
Payable for Investment Securities Purchased	—	397
Investment Advisory Fees Payable	82	11
Compliance Fees Payable	4	3
Accrued Expenses	30	23

Total Liabilities	649	609

Net Assets	$1,962,442	$273,823

Represented By:
Aggregate Paid in Capital (10) (11)	$1,944,742	$262,179
Total Distributable Earnings (Loss)	17,700	11,644

Net Assets for Shares Outstanding (10) (11)	$1,962,442	$273,823

Net Asset Value, Offering and Redemption Price per Share	$1.29	$1.08

(1) Unaffiliated Investments, at Cost	$418,615	$62,918
(2) Affiliated Investments, at Cost	1,564,744	207,445
(10) Shares Outstanding	1,524,855	254,643
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio

Investment Income
Income
Interest (1)	$129	$723	$194	$263	$2,295
Unaffiliated Dividends (1)	5,142	5,319	7,545	2,548	80,803

Total Income	5,271	6,042	7,739	2,811	83,098

Expenses
Investment Advisory Fees	3,867	8,424	2,611	1,414	9,934
Custodian Fees	11	5	12	5	12
Shareholder Reporting Fees	26	28	25	26	42
Audit Fees	29	27	31	26	36
Valuation Services	1	—	2	1	6
Compliance Fees	12	13	11	10	24
Directors Fees	38	41	36	32	77
Professional Fees	13	17	12	16	23
Trade Name Fees	—	—	—	—	119
Other Expenses	15	17	11	5	73

Total Expenses	4,012	8,572	2,751	1,535	10,346

Less Waived Fees:
Paid by Affiliate	(1)	(1,409)	(34)	(124)	(593)

Net Expenses	4,011	7,163	2,717	1,411	9,753

Net Investment Income (Loss)	1,260	(1,121)	5,022	1,400	73,345

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	19,895	117,334	42,459	38,892	97,736
Futures Contracts	—	—	—	—	5,101

Net Realized Gain (Loss) on Investments	19,895	117,334	42,459	38,892	102,837

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	344,106	350,354	93,947	(4,799)	972,011
Futures Contracts	—	—	—	—	2,763

Net Change in Unrealized Appreciation (Depreciation) of Investments	344,106	350,354	93,947	(4,799)	974,774

Net Gain (Loss) on Investments	364,001	467,688	136,406	34,093	1,077,611

Net Increase (Decrease) in Net Assets Resulting from Operations	$365,261	$466,567	$141,428	$35,493	$1,150,956

(1) Net of Foreign Witholding Tax	$34	$425	$5	$28	$22

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio

Investment Income
Income
Interest (1)	$181	$647	$355	$58	$640
Unaffiliated Dividends (1)	4,042	25,261	19,049	6,436	19,162

Total Income	4,223	25,908	19,404	6,494	19,802

Expenses
Investment Advisory Fees	1,053	5,332	4,383	5,394	2,971
Custodian Fees	21	3	20	19	23
Shareholder Reporting Fees	24	32	27	27	36
Audit Fees	30	27	28	30	32
Valuation Services	8	1	1	1	5
Compliance Fees	10	12	11	12	13
Directors Fees	32	41	37	41	42
Professional Fees	11	14	13	13	14
Trade Name Fees	—	—	—	—	115
Other Expenses	13	16	12	17	26

Total Expenses	1,202	5,478	4,532	5,554	3,277

Less Waived Fees:
Paid by Affiliate	(75)	(371)	(582)	(4)	(344)

Net Expenses	1,127	5,107	3,950	5,550	2,933

Net Investment Income (Loss)	3,096	20,801	15,454	944	16,869

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	6,077	81,380	26,664	(24,840)	43,433
Futures Contracts	—	—	—	—	1,146
Foreign Currency Transactions	(169)	—	(22)	—	—

Net Realized Gain (Loss) on Investments	5,908	81,380	26,642	(24,840)	44,579

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(3,448)	(64,424)	22,318	169,115	119,782
Futures Contracts	—	—	—	—	697
Foreign Currency Transactions	(64)	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(3,512)	(64,424)	22,318	169,115	120,479

Net Gain (Loss) on Investments	2,396	16,956	48,960	144,275	165,058

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,492	$37,757	$64,414	$145,219	$181,927

(1) Net of Foreign Witholding Tax	$76	$—	$506	$18	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio

Investment Income
Income
Interest (1)	$731	$398	$111	$752	$940
Unaffiliated Dividends (1)	17,895	4,191	6,625	8,426	14,363

Total Income	18,626	4,589	6,736	9,178	15,303

Expenses
Investment Advisory Fees	5,466	3,393	880	4,596	5,586
Custodian Fees	48	11	44	19	126
Shareholder Reporting Fees	34	33	31	30	36
Audit Fees	31	28	31	27	32
Valuation Services	9	2	7	2	13
Compliance Fees	11	11	10	11	12
Directors Fees	37	37	34	36	40
Professional Fees	13	12	7	12	22
Trade Name Fees	—	—	31	—	—
Other Expenses	19	11	16	10	15

Total Expenses	5,668	3,538	1,091	4,743	5,882

Less Waived Fees:
Paid by Affiliate	(1,021)	—	—	(21)	—

Net Expenses	4,647	3,538	1,091	4,722	5,882

Net Investment Income (Loss)	13,979	1,051	5,645	4,456	9,421

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	20,117	33,134	9,389	21,102	27,433
Futures Contracts	—	—	(86)	—	—
Foreign Currency Transactions	(489)	—	—	—	(34)

Net Realized Gain (Loss) on Investments	19,628	33,134	9,303	21,102	27,399

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	6,910	74,030	44,706	46,170	144,323
Futures Contracts	—	—	112	—	—
Foreign Currency Transactions	(188)	—	—	—	118

Net Change in Unrealized Appreciation (Depreciation) of Investments	6,722	74,030	44,818	46,170	144,441

Net Gain (Loss) on Investments	26,350	107,164	54,121	67,272	171,840

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,329	$108,215	$59,766	$71,728	$181,261

(1) Net of Foreign Witholding Tax	$275	$—	$6	$43	$176

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio

Investment Income
Income
Interest (1)	$472	$667	$804	$26,901	$14,488
Unaffiliated Dividends (1)	20,073	59,299	23,921	—	—

Total Income	20,545	59,966	24,725	26,901	14,488

Expenses
Investment Advisory Fees	5,981	11,825	9,236	1,599	1,250
Custodian Fees	107	214	283	42	34
Shareholder Reporting Fees	34	42	36	10	32
Audit Fees	32	33	32	29	36
Valuation Services	19	13	13	4	55
Compliance Fees	11	15	12	11	10
Directors Fees	38	48	39	36	34
Professional Fees	19	6	19	10	11
Other Expenses	13	33	14	7	17

Total Expenses	6,254	12,229	9,684	1,748	1,479

Less Waived Fees:
Paid by Affiliate	(392)	—	(1,665)	(4)	—

Net Expenses	5,862	12,229	8,019	1,744	1,479

Net Investment Income (Loss)	14,683	47,737	16,706	25,157	13,009

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	5,750	(15,117)	(24,003)	6	(4,186)
Futures Contracts	—	—	—	—	(1,274)
Swap Contracts	—	—	—	—	11
Foreign Currency Transactions	(105)	8,889	(772)	—	—

Net Realized Gain (Loss) on Investments	5,645	(6,228)	(24,775)	6	(5,449)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	75,747	229,626	66,796	—	11,894
Futures Contracts	—	—	—	—	(43)
Foreign Currency Transactions	306	(952)	298	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	76,053	228,674	67,094	—	11,851

Net Gain (Loss) on Investments	81,698	222,446	42,319	6	6,402

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,381	$270,183	$59,025	$25,163	$19,411

(1) Net of Foreign Witholding Tax	$831	$1,633	$1,512	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Select Bond Portfolio	Long- Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio

Investment Income
Income
Interest (1)	$117,288	$5,404	$15,079	$46,890	$59,869

Total Income	117,288	5,404	15,079	46,890	59,869

Expenses
Investment Advisory Fees	8,444	616	2,241	3,005	8,802
Custodian Fees	101	17	17	4	116
Shareholder Reporting Fees	40	24	33	37	40
Audit Fees	42	41	41	41	52
Valuation Services	64	13	17	37	86
Compliance Fees	18	9	10	11	12
Directors Fees	58	31	34	37	42
Professional Fees	18	10	11	13	15
Interest Expense	—	1,694	—	—	226
Other Expenses	52	16	28	14	24

Total Expenses	8,837	2,471	2,432	3,199	9,415

Less Waived Fees:
Paid by Affiliate	(163)	(50)	(224)	—	(1,066)

Net Expenses	8,674	2,421	2,208	3,199	8,349

Net Investment Income (Loss)	108,614	2,983	12,871	43,691	51,520

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(135,060)	(28,110)	(9,159)	(15,561)	(19,211)
Futures Contracts	—	2,921	(1,948)	—	(16,313)
Options Written	—	82	—	—	—
Short Sales	—	(66)	—	—	—
Swap Contracts	—	(167)	2,525	—	7,779
Foreign Currency Transactions	—	—	363	—	(6,268)
Reverse Repurchase Agreements	—	—	—	—	(18)

Net Realized Gain (Loss) on Investments	(135,060)	(25,340)	(8,219)	(15,561)	(34,031)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	197,145	28,570	12,845	60,484	68,054
Futures Contracts	—	(2,135)	816	—	9,893
Options Written	—	7	—	—	—
Short Sales	—	(30)	—	—	—
Swap Contracts	—	145	(2,071)	—	9,185
Foreign Currency Transactions	—	—	(505)	—	2,798
Reverse Repurchase Agreements	—	—	—	—	(15)

Net Change in Unrealized Appreciation (Depreciation) of Investments	197,145	26,557	11,085	60,484	89,915

Net Gain (Loss) on Investments	62,085	1,217	2,866	44,923	55,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$170,699	$4,200	$15,737	$88,614	$107,404

(1) Net of Foreign Witholding Tax	$1	$—	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio

Investment Income
Income
Interest (1)	$1,159	$138
Unaffiliated Dividends (1)	10,792	1,520
Affiliated Dividends	30,140	3,755

Total Income	42,091	5,413

Expenses
Investment Advisory Fees	5,726	1,409
Custodian Fees	2	2
Shareholder Reporting Fees	26	23
Audit Fees	36	34
Valuation Services	1	—
Compliance Fees	15	10
Directors Fees	49	33
Professional Fees	15	12
Other Expenses	28	6

Total Expenses	5,898	1,529

Less Waived Fees:
Paid by Affiliate	(4,772)	(1,277)

Net Expenses	1,126	252

Net Investment Income (Loss)	40,965	5,161

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	4,816	(8)
Affiliated Investment Securities	6,813	2,954
Distributions of Realized Gains by Affiliated Investment Companies	28,468	5,471

Net Realized Gain (Loss) on Investments	40,097	8,417

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	54,119	9,103
Affiliated Investment Securities	100,074	14,925

Net Change in Unrealized Appreciation (Depreciation) of Investments	154,193	24,028

Net Gain (Loss) on Investments	194,290	32,445

Net Increase (Decrease) in Net Assets Resulting from Operations	$235,255	$37,606

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

Change in Net Assets

Operations
Net Investment Income (Loss)	$1,260	$392	$(1,121)	$(270)	$5,022	$6,282
Net Realized Gain (Loss) on Investments	19,895	(61,676)	117,334	75,764	42,459	39,905
Net Change in Unrealized Appreciation (Depreciation) of Investments	344,106	(462,439)	350,354	(439,271)	93,947	(202,614)

Net Increase (Decrease) in Net Assets Resulting from Operations	365,261	(523,723)	466,567	(363,777)	141,428	(156,427)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(392)	(151,353)	(73,702)	(127,992)	(55,199)	(115,717)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(392)	(151,353)	(73,702)	(127,992)	(55,199)	(115,717)

Capital Transactions:
Shares Sold	31,596	33,413	45,950	96,235	15,414	16,142
Reinvestment of Distributions Paid	392	151,353	73,702	127,992	55,199	115,717
Shares Redeemed	(80,457)	(148,886)	(197,327)	(95,890)	(54,141)	(136,326)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(48,469)	35,880	(77,675)	128,337	16,472	(4,467)

Total Increase (Decrease) in Net Assets	316,400	(639,196)	315,190	(363,432)	102,701	(276,611)

Net Assets
Beginning of Period	750,703	1,389,899	963,929	1,327,361	566,195	842,806

End of Period	$1,067,103	$750,703	$1,279,119	$963,929	$668,896	$566,195

Portfolio Share Transactions:
Shares Sold	12,321	12,510	13,468	30,292	9,820	8,975
Reinvestment of Distributions Paid	138	65,014	20,337	45,052	35,681	77,924
Shares Redeemed	(30,806)	(53,936)	(56,929)	(28,735)	(34,495)	(75,581)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(18,347)	23,588	(23,124)	46,609	11,006	11,318

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

Change in Net Assets

Operations
Net Investment Income (Loss)	$1,400	$1,511	$73,345	$67,102	$3,096	$3,460
Net Realized Gain (Loss) on Investments	38,892	14,078	102,837	38,550	5,908	21,152
Net Change in Unrealized Appreciation (Depreciation) of Investments	(4,799)	(42,548)	974,774	(1,107,970)	(3,512)	(29,517)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,493	(26,959)	1,150,956	(1,002,318)	5,492	(4,905)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(16,333)	(19,367)	(102,966)	(208,620)	(24,155)	(32,410)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(16,333)	(19,367)	(102,966)	(208,620)	(24,155)	(32,410)

Capital Transactions:
Shares Sold	4,962	41,532	307,603	306,887	15,882	22,204
Reinvestment of Distributions Paid	16,333	19,367	102,966	208,620	24,155	32,410
Shares Redeemed	(48,649)	(21,772)	(439,392)	(343,625)	(21,790)	(92,445)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(27,354)	39,127	(28,823)	171,882	18,247	(37,831)

Total Increase (Decrease) in Net Assets	(8,194)	(7,199)	1,019,167	(1,039,057)	(416)	(75,146)

Net Assets
Beginning of Period	195,927	203,126	4,465,914	5,504,971	152,414	227,560

End of Period	$187,733	$195,927	$5,485,081	$4,465,914	$151,998	$152,414

Portfolio Share Transactions:
Shares Sold	4,348	35,594	43,380	44,050	17,828	20,292
Reinvestment of Distributions Paid	14,688	18,515	13,944	31,701	31,617	37,082
Shares Redeemed	(42,245)	(19,365)	(61,421)	(48,998)	(25,066)	(83,073)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(23,209)	34,744	(4,097)	26,753	24,379	(25,699)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$20,801	$19,196	$15,454	$16,735	$944	$2,534
Net Realized Gain (Loss) on Investments	81,380	47,213	26,642	56,377	(24,840)	(13,699)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(64,424)	(95,306)	22,318	(103,767)	169,115	(311,849)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,757	(28,897)	64,414	(30,655)	145,219	(323,014)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(65,750)	(136,599)	(73,266)	(94,476)	(2,522)	(100,047)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(65,750)	(136,599)	(73,266)	(94,476)	(2,522)	(100,047)

Capital Transactions:
Shares Sold	79,014	132,917	24,796	29,320	19,633	28,886
Reinvestment of Distributions Paid	65,750	136,599	73,266	94,476	2,522	100,047
Shares Redeemed	(119,824)	(140,578)	(74,095)	(164,225)	(91,652)	(72,666)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	24,940	128,938	23,967	(40,429)	(69,497)	56,267

Total Increase (Decrease) in Net Assets	(3,053)	(36,558)	15,115	(165,560)	73,200	(366,794)

Net Assets
Beginning of Period	1,060,119	1,096,677	702,376	867,936	1,008,774	1,375,568

End of Period	$1,057,066	$1,060,119	$717,491	$702,376	$1,081,974	$1,008,774

Portfolio Share Transactions:
Shares Sold	50,536	75,132	14,994	15,597	6,883	9,486
Reinvestment of Distributions Paid	44,098	87,228	47,699	56,708	869	36,079
Shares Redeemed	(75,951)	(79,436)	(44,900)	(87,588)	(31,776)	(23,199)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	18,683	82,924	17,793	(15,283)	(24,024)	22,366

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$16,869	$15,756	$13,979	$14,003	$1,051	$331
Net Realized Gain (Loss) on Investments	44,579	50,041	19,628	84,236	33,134	(75,603)
Net Change in Unrealized Appreciation (Depreciation) of Investments	120,479	(242,957)	6,722	(107,181)	74,030	(161,243)

Net Increase (Decrease) in Net Assets Resulting from Operations	181,927	(177,160)	40,329	(8,942)	108,215	(236,515)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(65,023)	(133,498)	(94,795)	(109,209)	(192)	(110,736)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(65,023)	(133,498)	(94,795)	(109,209)	(192)	(110,736)

Capital Transactions:
Shares Sold	78,609	75,177	48,106	41,682	35,093	46,128
Reinvestment of Distributions Paid	65,023	133,498	94,795	109,209	192	110,736
Shares Redeemed	(107,432)	(96,244)	(73,856)	(86,631)	(51,516)	(44,750)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	36,200	112,431	69,045	64,260	(16,231)	112,114

Total Increase (Decrease) in Net Assets	153,104	(198,227)	14,579	(53,891)	91,792	(235,137)

Net Assets
Beginning of Period	1,137,710	1,335,937	650,964	704,855	594,877	830,014

End of Period	$1,290,814	$1,137,710	$665,543	$650,964	$686,669	$594,877

Portfolio Share Transactions:
Shares Sold	38,677	34,219	30,757	22,814	17,413	19,429
Reinvestment of Distributions Paid	32,560	68,007	68,444	69,076	92	56,182
Shares Redeemed	(52,277)	(44,442)	(46,611)	(47,794)	(25,232)	(19,130)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	18,960	57,784	52,590	44,096	(7,727)	56,481

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$5,645	$4,348	$4,456	$2,893	$9,421	$7,520
Net Realized Gain (Loss) on Investments	9,303	15,997	21,102	36,712	27,399	19,007
Net Change in Unrealized Appreciation (Depreciation) of Investments	44,818	(92,090)	46,170	(165,134)	144,441	(273,775)

Net Increase (Decrease) in Net Assets Resulting from Operations	59,766	(71,745)	71,728	(125,529)	181,261	(247,248)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(20,110)	(37,396)	(39,232)	(77,602)	(28,510)	(101,272)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(20,110)	(37,396)	(39,232)	(77,602)	(28,510)	(101,272)

Capital Transactions:
Shares Sold	49,586	44,672	23,020	23,597	68,224	138,892
Reinvestment of Distributions Paid	20,110	37,396	39,232	77,602	28,510	101,272
Shares Redeemed	(43,358)	(35,801)	(54,517)	(47,754)	(123,661)	(66,828)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	26,338	46,267	7,735	53,445	(26,927)	173,336

Total Increase (Decrease) in Net Assets	65,994	(62,874)	40,231	(149,686)	125,824	(175,184)

Net Assets
Beginning of Period	371,552	434,426	535,618	685,304	893,048	1,068,232

End of Period	$437,546	$371,552	$575,849	$535,618	$1,018,872	$893,048

Portfolio Share Transactions:
Shares Sold	35,240	28,438	12,711	11,049	38,455	76,043
Reinvestment of Distributions Paid	14,733	26,826	22,599	41,521	16,414	64,959
Shares Redeemed	(30,488)	(23,153)	(29,716)	(22,515)	(69,164)	(36,768)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	19,485	32,111	5,594	30,055	(14,295)	104,234

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$14,683	$14,428	$47,737	$46,675	$16,706	$11,102
Net Realized Gain (Loss) on Investments	5,645	14,900	(6,228)	4,035	(24,775)	(27,311)
Net Change in Unrealized Appreciation (Depreciation) of Investments	76,053	(197,850)	228,674	(174,257)	67,094	(242,918)

Net Increase (Decrease) in Net Assets Resulting from Operations	96,381	(168,522)	270,183	(123,547)	59,025	(259,127)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(28,569)	(54,639)	(54,274)	(88,599)	(19,064)	(78,273)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(28,569)	(54,639)	(54,274)	(88,599)	(19,064)	(78,273)

Capital Transactions:
Shares Sold	75,096	110,188	80,865	127,200	100,737	188,456
Reinvestment of Distributions Paid	28,569	54,639	54,274	88,599	19,064	78,273
Shares Redeemed	(86,899)	(160,696)	(199,969)	(142,665)	(92,183)	(68,584)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	16,766	4,131	(64,830)	73,134	27,618	198,145

Total Increase (Decrease) in Net Assets	84,578	(219,030)	151,079	(139,012)	67,579	(139,255)

Net Assets
Beginning of Period	744,073	963,103	1,726,196	1,865,208	854,238	993,493

End of Period	$828,651	$744,073	$1,877,275	$1,726,196	$921,817	$854,238

Portfolio Share Transactions:
Shares Sold	72,218	104,902	53,847	88,308	109,838	183,940
Reinvestment of Distributions Paid	28,008	58,940	36,038	67,325	21,229	88,544
Shares Redeemed	(83,330)	(154,216)	(133,003)	(96,849)	(100,009)	(68,782)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	16,896	9,626	(43,118)	58,784	31,058	203,702

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$25,157	$7,236	$13,009	$7,535	$108,614	$69,568
Net Realized Gain (Loss) on Investments	6	7	(5,449)	(6,684)	(135,060)	(279,626)
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	—	11,851	(19,193)	197,145	(241,265)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,163	7,243	19,411	(18,342)	170,699	(451,323)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(25,161)	(7,243)	(7,807)	(6,405)	(73,967)	(55,391)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(25,161)	(7,243)	(7,807)	(6,405)	(73,967)	(55,391)

Capital Transactions:
Shares Sold	243,145	341,118	38,609	50,070	187,783	167,116
Reinvestment of Distributions Paid	25,161	7,243	7,807	6,405	73,967	55,391
Shares Redeemed	(284,441)	(294,702)	(55,526)	(61,274)	(241,401)	(357,593)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(16,135)	53,659	(9,110)	(4,799)	20,349	(135,086)

Total Increase (Decrease) in Net Assets	(16,133)	53,659	2,494	(29,546)	117,081	(641,800)

Net Assets
Beginning of Period	542,517	488,858	382,738	412,284	2,786,616	3,428,416

End of Period	$526,384	$542,517	$385,232	$382,738	$2,903,697	$2,786,616

Portfolio Share Transactions:
Shares Sold	243,145	341,119	38,413	49,323	173,529	146,687
Reinvestment of Distributions Paid	25,161	7,243	7,862	6,418	70,445	50,817
Shares Redeemed	(284,441)	(294,703)	(55,337)	(60,598)	(223,248)	(318,256)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(16,135)	53,659	(9,062)	(4,857)	20,726	(120,752)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$2,983	$2,816	$12,871	$20,661	$43,691	$40,826
Net Realized Gain (Loss) on Investments	(25,340)	(2,039)	(8,219)	(11,350)	(15,561)	(3,804)
Net Change in Unrealized Appreciation (Depreciation) of Investments	26,557	(41,935)	11,085	(74,754)	60,484	(129,365)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,200	(41,158)	15,737	(65,443)	88,614	(92,343)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(2,679)	(1,876)	(20,508)	(25,627)	(40,679)	(40,651)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,679)	(1,876)	(20,508)	(25,627)	(40,679)	(40,651)

Capital Transactions:
Shares Sold	32,371	18,929	33,814	41,715	49,592	44,090
Reinvestment of Distributions Paid	2,679	1,876	20,508	25,627	40,679	40,651
Shares Redeemed	(15,679)	(16,483)	(55,810)	(66,655)	(83,267)	(104,674)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	19,371	4,322	(1,488)	687	7,004	(19,933)

Total Increase (Decrease) in Net Assets	20,892	(38,712)	(6,259)	(90,383)	54,939	(152,927)

Net Assets
Beginning of Period	100,157	138,869	423,548	513,931	689,405	842,332

End of Period	$121,049	$100,157	$417,289	$423,548	$744,344	$689,405

Portfolio Share Transactions:
Shares Sold	50,464	25,388	32,100	35,489	76,343	65,171
Reinvestment of Distributions Paid	4,349	2,679	20,406	23,383	64,163	64,731
Shares Redeemed	(24,015)	(21,977)	(53,249)	(57,454)	(128,893)	(154,215)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	30,798	6,090	(743)	1,418	11,613	(24,313)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets

Operations
Net Investment Income (Loss)	$51,520	$40,263	$40,965	$31,413	$5,161	$4,021
Net Realized Gain (Loss) on Investments	(34,031)	(58,886)	40,097	75,927	8,417	16,723
Net Change in Unrealized Appreciation (Depreciation) of Investments	89,915	(185,968)	154,193	(438,806)	24,028	(67,978)

Net Increase (Decrease) in Net Assets Resulting from Operations	107,404	(204,591)	235,255	(331,466)	37,606	(47,234)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(29,062)	(47,671)	(111,419)	(204,366)	(21,214)	(27,192)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(29,062)	(47,671)	(111,419)	(204,366)	(21,214)	(27,192)

Capital Transactions:
Shares Sold	94,136	98,697	60,580	64,833	12,637	13,330
Reinvestment of Distributions Paid	29,062	47,671	111,419	204,366	21,214	27,192
Shares Redeemed	(114,440)	(98,178)	(216,520)	(231,813)	(34,119)	(29,134)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	8,758	48,190	(44,521)	37,386	(268)	11,388

Total Increase (Decrease) in Net Assets	87,100	(204,072)	79,315	(498,446)	16,124	(63,038)

Net Assets
Beginning of Period	1,112,579	1,316,651	1,883,127	2,381,573	257,699	320,737

End of Period	$1,199,679	$1,112,579	$1,962,442	$1,883,127	$273,823	$257,699

Portfolio Share Transactions:
Shares Sold	100,853	100,385	48,196	47,449	11,941	11,640
Reinvestment of Distributions Paid	31,692	52,850	91,778	169,037	20,984	26,949
Shares Redeemed	(122,889)	(101,784)	(173,156)	(171,879)	(32,410)	(25,974)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	9,656	51,451	(33,182)	44,607	515	12,615

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

Long-Term U.S.
Government Bond Portfolio

Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,200
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(220,484)
Proceeds from Disposition of Investment Securities	185,314
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	766
Proceeds from Securities Sold Short	5,450
Cash Paid for Terminated Options Written	(34)
Premiums Received for Options Written	86
Amortization (Accretion) of Premium/Discount, net	(1,071)
(Increase) Decrease in:
Receivable for Investment Securities Sold	2,041
Dividends and Interest Receivable	(321)
Increase (Decrease) in:
Directors Fees Payable	(3)
Compliance Fees Payable	(1)
Collateral from Counterparty	2,041
Investment Advisory Fees Payable	10
Accrued Expenses	(3)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	(28,570)
Futures Contracts	2,135
Options Written	(7)
Short Sales	30
Swap Contracts	(145)
Net Realized (Gain) Loss from:
Investment Securities	28,110
Futures Contracts	(2,921)
Options Written	(82)
Short Sales	66
Swap Contracts	167

Total Adjustments	(27,426)

Net Cash (Used in) Provided by Operating Activities	(23,226)

Cash Flows from Financing Activities
Cash Received from Financing Transactions	1,426,055
Cash (Used for) Financing Transactions	(1,419,046)
Proceeds from Reverse Repurchase Agreements	1,700
Payments on Reverse Repurchase Agreements	(1,700)
Proceeds from Portfolio Shares Sold	32,361
Payment on Portfolio Shares Redeemed	(15,662)

Net Cash (Used in) Provided by Financing Activities	23,708

Net Increase (Decrease) in Cash and Cash Equivalents	482
Cash and Restricted Cash, Beginning of Period	1,884

Cash and Restricted Cash, End of Period	$2,366

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2023 (in thousands)

Cash and Restricted Cash is the sum of Cash and Collateral with Counterparty from the Statement of Assets and Liabilities.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $2,679.

Interest paid was $1,728 for the period ended December 31, 2023.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2023	$2.04	$0.00	‡	$1.02	$1.02	$(0.00)‡	$—	$(0.00)‡	$3.06	49.69%	$1,067,103	0.43%	0.43%	0.14%	9%
2022	4.04	0.00	‡	(1.50)	(1.50)	—	(0.50)	(0.50)	2.04	(38.70)	750,703	0.43	0.43	0.04	14
2021	3.60	0.00	‡	0.61	0.61	(0.00)‡	(0.17)	(0.17)	4.04	16.67	1,389,899	0.42	0.42	(0.10)	36
2020	3.18	0.00	‡	1.04	1.04	(0.02)	(0.60)	(0.62)	3.60	34.97	1,286,403	0.43	0.42	0.00	24
2019	2.75	0.02		0.77	0.79	(0.02)	(0.34)	(0.36)	3.18	29.68	1,083,324	0.43	0.42	0.71	116
Focused Appreciation Portfolio
2023	$2.72	$0.00	‡	$1.38	$1.38	$—	$(0.23)	$(0.23)	$3.87	50.99%	$1,279,119	0.74%	0.62%	(0.10)%	7%
2022	4.32	0.00	‡	(1.19)	(1.19)	(0.00)‡	(0.41)	(0.41)	2.72	(27.83)	963,929	0.74	0.62	(0.03)	18
2021	4.02	0.00	‡	0.76	0.76	(0.01)	(0.45)	(0.46)	4.32	18.90	1,327,361	0.74	0.62	(0.01)	11
2020	3.17	0.01		1.02	1.03	(0.02)	(0.16)	(0.18)	4.02	32.55	1,186,696	0.75	0.62	0.19	21
2019	2.57	0.02		0.78	0.80	(0.02)	(0.18)	(0.20)	3.17	31.97	1,012,624	0.75	0.63	0.58	7
Large Cap Core Stock Portfolio
2023	$1.44	$0.01		$0.36	$0.37	$(0.02)	$(0.13)	$(0.15)	$1.66	25.78%	$668,896	0.45%	0.44%	0.82%	63%
2022	2.21	0.02		(0.43)	(0.41)	(0.02)	(0.34)	(0.36)	1.44	(18.88)	566,195	0.44	0.44	0.94	55
2021	1.91	0.01		0.47	0.48	(0.02)	(0.16)	(0.18)	2.21	25.10	842,806	0.44	0.43	0.70	56
2020	1.62	0.02		0.34	0.36	(0.02)	(0.05)	(0.07)	1.91	22.74	719,977	0.45	0.44	0.98	72
2019	1.31	0.02		0.39	0.41	(0.02)	(0.08)	(0.10)	1.62	31.19	633,208	0.45	0.44	1.19	54
Large Cap Blend Portfolio
2023	$1.08	$0.01		$0.21	$0.22	$(0.01)	$(0.10)	$(0.11)	$1.19	20.61%	$187,733	0.82%	0.75%	0.75%	119%
2022	1.39	0.01		(0.21)	(0.20)	(0.01)	(0.10)	(0.11)	1.08	(13.78)	195,927	0.81	0.76	0.78	38
2021	1.25	0.01		0.22	0.23	(0.01)	(0.08)	(0.09)	1.39	18.46	203,126	0.81	0.78	0.68	19
2020	1.22	0.01		0.10	0.11	(0.06)	(0.02)	(0.08)	1.25	10.05	180,564	0.83	0.80	0.77	28
2019	1.09	0.06		0.20	0.26	(0.01)	(0.12)	(0.13)	1.22	23.97	174,953	0.82	0.82	4.92	24

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Index 500 Stock Portfolio
2023	$6.38	$0.11	$1.54	$1.65	$(0.10)	$(0.05)	$(0.15)	$7.88	26.04%	$5,485,081	0.21%	0.20%	1.48%	2%
2022	8.18	0.10	(1.59)	(1.49)	(0.09)	(0.22)	(0.31)	6.38	(18.28)	4,465,914	0.21	0.20	1.41	2
2021	6.60	0.09	1.77	1.86	(0.09)	(0.19)	(0.28)	8.18	28.45	5,504,970	0.21	0.19	1.19	3
2020	5.79	0.09	0.94	1.03	(0.10)	(0.12)	(0.22)	6.60	18.18	4,419,729	0.21	0.20	1.63	5
2019	4.59	0.10	1.32	1.42	(0.09)	(0.13)	(0.22)	5.79	31.18	3,867,280	0.21	0.20	1.81	4
Large Company Value Portfolio
2023	$0.92	$0.02	$0.01	$0.03	$(0.03)	$(0.12)	$(0.15)	$0.80	3.80%	$151,998	0.80%	0.75%	2.07%	36%
2022	1.19	0.02	(0.03)	(0.01)	(0.04)	(0.22)	(0.26)	0.92	(0.34)	152,414	0.78	0.74	1.87	37
2021	1.00	0.02	0.19	0.21	(0.01)	(0.01)	(0.02)	1.19	21.92	227,560	0.76	0.74	1.63	40
2020	1.03	0.02	0.00 ‡	0.02	(0.02)	(0.03)	(0.05)	1.00	2.64	211,998	0.78	0.76	2.02	84
2019	0.89	0.02	0.21	0.23	(0.02)	(0.07)	(0.09)	1.03	27.66	205,550	0.77	0.75	1.86	62
Domestic Equity Portfolio
2023	$1.63	$0.03	$0.02	$0.05	$(0.03)	$(0.07)	$(0.10)	$1.58	3.71%	$1,057,066	0.54%	0.50%	2.04%	23%
2022	1.93	0.03	(0.10)	(0.07)	(0.03)	(0.20)	(0.23)	1.63	(2.99)	1,060,119	0.53	0.50	1.84	12
2021	1.64	0.03	0.33	0.36	(0.03)	(0.04)	(0.07)	1.93	22.71	1,096,677	0.53	0.50	1.77	29
2020	1.75	0.03	(0.04)	(0.01)	(0.03)	(0.07)	(0.10)	1.64	0.73	946,072	0.55	0.53	2.25	33
2019	1.55	0.03	0.28	0.31	(0.03)	(0.08)	(0.11)	1.75	20.77	920,776	0.54	0.53	2.08	12
Equity Income Portfolio
2023	$1.69	$0.04	$0.11	$0.15	$(0.04)	$(0.14)	$(0.18)	$1.66	9.68%	$717,491	0.66%	0.57%	2.24%	18%
2022	2.01	0.04	(0.10)	(0.06)	(0.04)	(0.22)	(0.26)	1.69	(3.22)	702,376	0.65	0.57	2.17	15
2021	1.63	0.03	0.39	0.42	(0.04)	—	(0.04)	2.01	25.70	867,936	0.65	0.57	1.74	18
2020	1.78	0.04	(0.05)	(0.01)	(0.07)	(0.07)	(0.14)	1.63	1.20	787,521	0.66	0.59	2.48	30
2019	1.53	0.07	0.33	0.40	(0.04)	(0.11)	(0.15)	1.78	26.61	814,252	0.65	0.61	4.21	18

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Stock Portfolio
2023	$2.71	$0.00	‡	$0.41	$0.41	$(0.01)	$—	$(0.01)	$3.11	14.96%	$1,081,974	0.54%	0.54%	0.09%	39%
2022	3.94	0.01		(0.95)	(0.94)	(0.00)‡	(0.29)	(0.29)	2.71	(23.77)	1,008,774	0.53	0.53	0.23	46
2021	4.09	0.01		0.41	0.42	(0.01)	(0.56)	(0.57)	3.94	10.18	1,375,568	0.53	0.52	0.13	30
2020	3.42	0.01		0.82	0.83	(0.01)	(0.15)	(0.16)	4.09	25.41	1,344,564	0.54	0.54	0.18	47
2019	2.69	0.01		0.87	0.88	(0.01)	(0.14)	(0.15)	3.42	33.01	1,153,757	0.54	0.54	0.28	30
Index 400 Stock Portfolio
2023	$1.97	$0.03		$0.29	$0.32	$(0.03)	$(0.09)	$(0.12)	$2.17	16.15%	$1,290,814	0.28%	0.25%	1.42%	19%
2022	2.57	0.03		(0.38)	(0.35)	(0.02)	(0.23)	(0.25)	1.97	(13.26)	1,137,710	0.28	0.25	1.34	14
2021	2.15	0.03		0.49	0.52	(0.02)	(0.08)	(0.10)	2.57	24.46	1,335,937	0.27	0.24	1.03	20
2020	2.02	0.02		0.23	0.25	(0.03)	(0.09)	(0.12)	2.15	13.37	1,115,469	0.28	0.26	1.31	18
2019	1.74	0.03		0.40	0.43	(0.02)	(0.13)	(0.15)	2.02	25.88	993,290	0.28	0.26	1.38	16
Mid Cap Value Portfolio
2023	$1.64	$0.03		$0.06	$0.09	$(0.04)	$(0.21)	$(0.25)	$1.48	6.26%	$665,543	0.88%	0.72%	2.17%	50%
2022	2.00	0.04		(0.08)	(0.04)	(0.04)	(0.28)	(0.32)	1.64	(1.15)	650,964	0.88	0.72	2.10	74
2021	1.65	0.03		0.35	0.38	(0.02)	(0.01)	(0.03)	2.00	23.27	704,855	0.88	0.72	1.54	54
2020	1.65	0.03		—	0.03	(0.03)	—	(0.03)	1.65	1.67	600,403	0.89	0.75	1.79	76
2019	1.43	0.03		0.37	0.40	(0.03)	(0.15)	(0.18)	1.65	29.21	591,514	0.89	0.75	1.74	44
Small Cap Growth Stock Portfolio
2023	$1.89	$0.00	‡	$0.35	$0.35	$(0.00)‡	$—	$(0.00)‡	$2.24	18.36%	$686,669	0.56%	0.56%	0.17%	64%
2022	3.22	0.00	‡	(0.90)	(0.90)	—	(0.43)	(0.43)	1.89	(28.49)	594,877	0.56	0.56	0.05	52
2021	3.42	0.00	‡	0.15	0.15	(0.00)‡	(0.35)	(0.35)	3.22	4.11	830,014	0.54	0.54	(0.06)	43
2020	2.72	0.00	‡	0.86	0.86	(0.00)‡	(0.16)	(0.16)	3.42	33.47	840,446	0.56	0.56	0.10	60
2019	2.35	0.00	‡	0.79	0.79	(0.00)‡	(0.42)	(0.42)	2.72	35.69	671,870	0.56	0.56	0.13	42

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Index 600 Stock Portfolio
2023	$1.39	$0.02	$0.20	$0.22	$(0.02)	$(0.06)	$(0.08)	$1.53	15.76%	$437,546	0.28%	0.28%	1.45%	25%
2022	1.85	0.02	(0.32)	(0.30)	(0.02)	(0.14)	(0.16)	1.39	(16.37)	371,552	0.28	0.28	1.12	16
2021	1.50	0.02	0.37	0.39	(0.01)	(0.03)	(0.04)	1.85	26.22	434,426	0.27	0.27	1.28	22
2020	1.43	0.01	0.13	0.14	(0.02)	(0.05)	(0.07)	1.50	10.93	344,102	0.31	0.31	1.10	28
2019	1.26	0.02	0.25	0.27	(0.00)‡	(0.10)	(0.10)	1.43	22.44	290,111	0.31	0.31	1.25	33
Small Cap Value Portfolio
2023	$1.81	$0.02	$0.22	$0.24	$(0.01)	$(0.13)	$(0.14)	$1.91	13.85%	$575,849	0.88%	0.87%	0.82%	29%
2022	2.58	0.01	(0.48)	(0.47)	(0.01)	(0.29)	(0.30)	1.81	(18.53)	535,618	0.88	0.87	0.50	27
2021	2.20	0.01	0.49	0.50	(0.01)	(0.11)	(0.12)	2.58	23.00	685,304	0.87	0.86	0.27	22
2020	2.17	0.01	0.15	0.16	(0.01)	(0.12)	(0.13)	2.20	9.29	615,079	0.88	0.88	0.50	28
2019	2.04	0.01	0.50	0.51	(0.01)	(0.37)	(0.38)	2.17	25.89	605,534	0.88	0.87	0.48	25
International Growth Portfolio
2023	$1.63	$0.02	$0.31	$0.33	$(0.02)	$(0.04)	$(0.06)	$1.90	20.77%	$1,018,872	0.62%	0.62%	0.99%	21%
2022	2.40	0.02	(0.58)	(0.56)	(0.01)	(0.20)	(0.21)	1.63	(23.13)	893,048	0.62	0.62	0.84	15
2021	2.14	0.01	0.33	0.34	(0.01)	(0.07)	(0.08)	2.40	15.92	1,068,232	0.62	0.61	0.51	25
2020	1.85	0.01	0.32	0.33	(0.03)	(0.01)	(0.04)	2.14	17.91	924,242	0.63	0.63	0.64	21
2019	1.39	0.03	0.46	0.49	(0.02)	(0.01)	(0.03)	1.85	34.80	816,113	0.64	0.64	1.79	21
Research International Core Portfolio
2023	$0.98	$0.02	$0.11	$0.13	$(0.02)	$(0.02)	$(0.04)	$1.07	12.95%	$828,651	0.80%	0.75%	1.87%	15%
2022	1.29	0.02	(0.25)	(0.23)	(0.02)	(0.06)	(0.08)	0.98	(17.16)	744,073	0.80	0.75	1.83	25
2021	1.18	0.02	0.12	0.14	(0.01)	(0.02)	(0.03)	1.29	12.07	963,103	0.78	0.73	1.37	18
2020	1.08	0.01	0.13	0.14	(0.02)	(0.02)	(0.04)	1.18	13.46	891,001	0.81	0.76	1.36	25
2019	0.88	0.02	0.23	0.25	(0.02)	(0.03)	(0.05)	1.08	28.25	784,885	0.82	0.77	2.32	18

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments		Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Portfolio
2023	$1.40	$0.04		$0.19	$0.23	$(0.05)	$—		$(0.05)	$1.58	16.09%	$1,877,275	0.68%	0.68%	2.65%	14%
2022	1.59	0.04		(0.15)	(0.11)	(0.04)	(0.04)		(0.08)	1.40	(6.83)	1,726,196	0.69	0.63	2.69	13
2021	1.55	0.04		0.04	0.08	(0.04)	—		(0.04)	1.59	5.00	1,865,208	0.68	0.51	2.30	118
2020	1.65	0.04		(0.09)	(0.05)	(0.05)	—		(0.05)	1.55	(2.71)	1,779,819	0.68	0.54	2.59	65
2019	1.58	0.05		0.14	0.19	(0.04)	(0.08)		(0.12)	1.65	12.60	1,793,034	0.68	0.54	3.33	43
Emerging Markets Equity Portfolio
2023	$0.89	$0.02		$0.04	$0.06	$(0.02)	$—		$(0.02)	$0.93	6.91%	$921,817	1.10%	0.91%	1.89%	24%
2022	1.32	0.01		(0.35)	(0.34)	(0.01)	(0.08)		(0.09)	0.89	(25.28)	854,238	1.09	0.91	1.29	33
2021	1.39	0.02		(0.08)	(0.06)	(0.01)	—		(0.01)	1.32	(4.55)	993,493	1.06	0.91	1.14	33
2020	1.12	0.01		0.28	0.29	(0.02)	—		(0.02)	1.39	26.86	1,024,098	1.10	0.95	0.67	31
2019	0.94	0.02		0.17	0.19	(0.01)	—		(0.01)	1.12	20.60	834,010	1.11	0.99	2.40	22
Government Money Market Portfolio
2023	$1.00	$0.05		$—	$0.05	$(0.05)	$(0.00	)‡	$(0.05)	$1.00	4.83%	$526,384	0.33%	0.33%	4.72%	—%
2022	1.00	0.01		—	0.01	(0.01)	(0.00	)‡	(0.01)	1.00	1.36	542,517	0.33	0.28 **	1.40	—
2021	1.00	0.00	‡	—	0.00 ‡	(0.00)‡	(0.00	)‡	(0.00)‡	1.00	—	488,858	0.33	0.08 **	0.00	—
2020	1.00	0.00	‡	—	0.00 ‡	(0.00)‡	(0.00	)‡	(0.00)‡	1.00	0.31	582,312	0.33	0.25 **	0.26	—
2019	1.00	0.02		—	0.02	(0.02)	(0.00	)‡	(0.02)	1.00	1.94	446,517	0.33	0.33	1.91	—
Short-Term Bond Portfolio
2023	$0.99	$0.03		$0.02	$0.05	$(0.02)	$—		$(0.02)	$1.02	5.26%	$385,232	0.38%	0.38%	3.38%	56	%§
2022	1.05	0.02		(0.07)	(0.05)	(0.01)	(0.00	)‡	(0.01)	0.99	(4.52)	382,738	0.38	0.38	1.90	54	§
2021	1.08	0.01		(0.02)	(0.01)	(0.02)	(0.00	)‡	(0.02)	1.05	(0.10)	412,284	0.38	0.38	1.27	46	§
2020	1.06	0.02		0.02	0.04	(0.02)	—		(0.02)	1.08	4.29	383,608	0.39	0.39	1.96	49	§
2019	1.03	0.03		0.02	0.05	(0.02)	—		(0.02)	1.06	4.38	334,574	0.39	0.39	2.47	56	§

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.
**

During the years ended December 31, 2022, 2021 and 2020, MSA voluntarily agreed to waive a portion of its advisory fee to maintain a positive yield in the Government Money Market Portfolio. The Government Money Market Portfolio’s net expense ratio would increase by an amount of 0.04%, 0.25% and 0.08%, respectively, if such voluntary waiver were excluded for the years ended December 31, 2022, 2021 and 2020. See Note 7 - Investment Advisory, Sub-Advisory and Compliance Fees for more information.

§	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†		Ratio of Net Expenses to Average Net Assets†		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Select Bond Portfolio
2023	$1.07	$0.04	$0.02	$0.06	$(0.03)	$—	$(0.03)	$1.10	6.19%	$2,903,697	0.31%		0.31%		3.86%	248	%§
2022	1.26	0.03	(0.20)	(0.17)	(0.02)	(0.00)‡	(0.02)	1.07	(13.33)	2,786,616	0.31		0.31		2.30	275	§
2021	1.37	0.02	(0.04)	(0.02)	(0.03)	(0.06)	(0.09)	1.26	(1.59)	3,428,416	0.31		0.30		1.15	272	§
2020	1.30	0.02	0.10	0.12	(0.04)	(0.01)	(0.05)	1.37	8.98	3,404,268	0.31		0.30		1.75	340	§
2019	1.23	0.04	0.07	0.11	(0.04)	—	(0.04)	1.30	8.65	3,192,050	0.31		0.30		2.76	403	§
Long-Term U.S. Government Bond Portfolio
2023	$0.65	$0.02	$0.01	$0.03	$(0.02)	$—	$(0.02)	$0.66	3.33%	$121,049	2.21	%**	2.16	%**	2.67%	32	%§
2022	0.94	0.02	(0.30)	(0.28)	(0.01)	—	(0.01)	0.65	(29.53)	100,157	1.02	**	0.98	**	2.49	27	§
2021	1.21	0.02	(0.08)	(0.06)	(0.01)	(0.20)	(0.21)	0.94	(5.37)	138,869	0.67	**	0.67	**	1.73	28	§
2020	1.12	0.02	0.17	0.19	(0.02)	(0.08)	(0.10)	1.21	17.37	153,933	0.94	**	0.94	**	1.61	157	§
2019	1.01	0.02	0.11	0.13	(0.02)	—	(0.02)	1.12	13.17	122,854	1.25	**	1.23	**	2.06	5	§
Inflation Protection Portfolio
2023	$1.05	$0.03	$0.01	$0.04	$(0.05)	$—	$(0.05)	$1.04	3.90%	$417,289	0.58%		0.52%		3.06%	41	%§
2022	1.28	0.05	(0.21)	(0.16)	(0.04)	(0.03)	(0.07)	1.05	(12.96)	423,548	0.57		0.54		4.44	51
2021	1.21	0.04	0.04	0.08	(0.01)	(0.00)‡	(0.01)	1.28	6.61	513,931	0.56		0.53		3.17	78
2020	1.13	0.02	0.08	0.10	(0.02)	—	(0.02)	1.21	9.57	423,389	0.58		0.55		1.34	56
2019	1.06	0.02	0.08	0.10	(0.03)	—	(0.03)	1.13	9.02	381,132	0.59		0.55		2.13	40
High Yield Bond Portfolio
2023	$0.63	$0.04	$0.04	$0.08	$(0.04)	$—	$(0.04)	$0.67	13.24%	$744,344	0.45%		0.45%		6.12%	17%
2022	0.75	0.04	(0.12)	(0.08)	(0.04)	—	(0.04)	0.63	(11.33)	689,405	0.45		0.45		5.54	19
2021	0.75	0.04	—	0.04	(0.04)	—	(0.04)	0.75	5.31	842,332	0.44		0.44		4.87	35
2020	0.75	0.04	—	0.04	(0.04)	—	(0.04)	0.75	6.64	825,203	0.45		0.45		5.36	42
2019	0.69	0.04	0.06	0.10	(0.04)	—	(0.04)	0.75	14.97	846,127	0.45		0.45		5.73	33

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

§	Portfolio Turnover Rate excludes the impact of TBA transactions.
‡	Amount is less than $0.005.
**

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.69% and 0.65% respectively for the period ended December 31, 2023, 0.68% and 0.65% respectively in 2022, 0.65% and 0.65% respectively in 2021, 0.64% and 0.64% respectively in 2020 and 0.67% and 0.65% respectively in 2019.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†		Ratio of Net Expenses to Average Net Assets†		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Bond Portfolio
2023	$0.91	$0.04	$0.04	$0.08	$(0.02)	$—	$(0.02)	$0.97	9.71%	$1,199,679	0.83	%**	0.73	%**	4.53%	26	%§
2022	1.13	0.03	(0.21)	(0.18)	(0.04)	(0.00)‡	(0.04)	0.91	(15.39)	1,112,579	0.81	**	0.72	**	3.48	18
2021	1.16	0.03	(0.03)	0.00 ‡	(0.02)	(0.01)	(0.03)	1.13	(0.08)	1,316,651	0.81	**	0.71	**	2.90	21
2020	1.14	0.04	0.03	0.07	(0.05)	(0.00)‡	(0.05)	1.16	6.13	1,148,511	0.82	**	0.73	**	3.23	30	§
2019	1.05	0.04	0.10	0.14	(0.05)	—	(0.05)	1.14	14.04	1,021,824	0.83	**	0.74	**	3.53	30	§
Balanced Portfolio
2023	$1.21	$0.03	$0.13	$0.16	$(0.03)	$(0.05)	$(0.08)	$1.29	13.07%	$1,962,442	0.31%		0.06%		2.15%	9%
2022	1.57	0.02	(0.24)	(0.22)	(0.05)	(0.09)	(0.14)	1.21	(14.14)	1,883,127	0.31		0.06		1.54	30
2021	1.57	0.02	0.10	0.12	(0.04)	(0.08)	(0.12)	1.57	7.56	2,381,573	0.31		0.06		1.51	20
2020	1.49	0.04	0.13	0.17	(0.04)	(0.05)	(0.09)	1.57	12.49	2,367,387	0.31		0.06		2.40	28
2019	1.36	0.03	0.21	0.24	(0.04)	(0.08)	(0.11)	1.49	17.92	2,254,235	0.31		0.06		2.14	17
Asset Allocation Portfolio
2023	$1.01	$0.02	$0.14	$0.16	$(0.02)	$(0.07)	$(0.09)	$1.08	15.24%	$273,823	0.58%		0.10%		1.95%	11%
2022	1.33	0.02	(0.23)	(0.21)	(0.03)	(0.08)	(0.11)	1.01	(14.83)	257,699	0.57		0.09		1.46	35
2021	1.29	0.02	0.12	0.14	(0.03)	(0.07)	(0.10)	1.33	10.45	320,737	0.55		0.09		1.37	18
2020	1.22	0.03	0.12	0.15	(0.03)	(0.05)	(0.08)	1.29	13.43	306,692	0.57		0.09		2.32	29
2019	1.10	0.02	0.20	0.22	(0.03)	(0.08)	(0.10)	1.22	21.08	287,738	0.57		0.09		1.96	15

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

**

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.83% and 0.73% for the period ended December 31, 2023, 0.81% and 0.71% respectively in 2022, 0.80% and 0.71% respectively in 2021, 0.81% and 0.72% respectively in 2020, and 0.82% and 0.73% respectively in 2019.

§	Portfolio Turnover Rate excludes the impact of TBA transactions.
‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2020 to 2023) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one

Notes to Financial Statements

or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” In January 2021 and December 2022, the FASB issued ASU 2021-01 and ASU 2022-06, respectively. ASU 2021-01 and 2022-06 provide further amendments to Topic 848. Collectively, these ASUs provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that have been discontinued. The ASUs are effective through December 31, 2024. Management evaluated this guidance in connection with the preparation of the financial statements in light of investments by the Portfolios in securities relying on LIBOR reference rates. Management does not anticipate the effect of this guidance will have a material impact on financial statements of the Series Fund.

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The ASU also requires additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management does not anticipate the effect of this guidance will have a material impact on financial statements of the Series Fund.

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

●	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

●

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

●	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

●

Equity securities (common and preferred stock) and exchange traded funds (“ETFs”) for which market quotations are readily available are valued at the last sale or, when available, official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation

Notes to Financial Statements

adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy when such fair value procedures are applied.

●

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

●	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

●

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

●

Investments in open-end mutual funds (including other Portfolios and excluding ETFs) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy.

●

Short-term investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

●

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

●

Centrally-cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

●

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2023 included, but were not limited to, broker quotes, liquidity, prepayment speed, duration, geopolitical events and recoverability.

Notes to Financial Statements

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2023, there were no Portfolios that owned a material amount of Level 3 securities.

The day-to-day responsibility for pricing Portfolio securities and other investments has been delegated to State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of MSA. Securities for which market quotations are readily available are priced at market value and all other securities and assets are valued at fair value as determined in good faith by the Board of Directors (the “Board”) of the Series Fund. The Board has designated MSA, the Portfolios’ investment adviser, as “valuation designee” under Rule 2a-5 of the 1940 Act to perform fair value determinations for the Portfolios’ investments that do not have readily available market quotations, subject to the Board’s oversight. MSA has adopted Valuation Policies and Procedures that govern MSA’s responsibilities for executing the fair valuation process. While the Board has designated MSA as valuation designee, the Board oversees MSA in its role as valuation designee.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations, and the Portfolios post collateral to meet margin requirements. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statements of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2023, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk

Notes to Financial Statements

of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan.

The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing

Notes to Financial Statements

call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2023, are (amounts in thousands):

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	$-	Payables –Variation Margin (Futures)	$145
Large Company Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	1	Payables – Foreign Currency	121
Index 400 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	173
Mid Cap Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	2	Payables – Foreign Currency	494
Index 600 Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	81

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth Portfolio

Forward foreign currency contracts	Receivables – Foreign Currency	$1	Payables – Foreign Currency	$-
Research International Portfolio

Forward foreign currency contracts	Receivables – Foreign Currency	2	Payables – Foreign Currency	-
International Equity Portfolio

Forward foreign currency contracts	Receivables – Foreign Currency	1,345	Payables – Foreign Currency	350
Short-Term Bond Portfolio

Interest rate contracts	Receivables – Variation Margin (Futures)	71	Payables – Variation Margin (Futures)	1
Long-Term U.S. Government Bond Portfolio

Interest rate contracts	Receivables – Variation Margin (Futures)	32	Payables – Variation Margin (Futures)	27

Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	12	Payables – Variation Margin (Cleared Swap)	-

Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	10
Inflation Protection Portfolio

Forward foreign currency contracts	Receivables – Foreign Currency	-	Payables – Foreign Currency	517

Interest rate contracts	Receivables – Variation Margin (Futures)	9	Payables – Variation Margin (Futures)	84

Inflation contracts	Receivables –Variation Margin (Cleared Swap)	23	Payables – Variation Margin (Cleared Swap)	2

Inflation contracts	Receivables – Outstanding Swaps Contracts, at Value	6,214	Payables – Outstanding Swaps Contracts, at Value	350
Multi-Sector Bond Portfolio

Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	9	Payables – Outstanding Swaps Contracts, at Value	298

Credit contracts	Receivables – Variation Margin (Cleared Swap)	1	Payables – Variation Margin (Cleared Swap)	101

Forward foreign currency contracts	Receivables – Foreign Currency	87	Payables – Foreign Currency	1,125

Interest rate contracts	Receivables – Variation Margin (Futures)	111	Payables – Variation Margin (Futures)	188

Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	169	Payables – Variation Margin (Cleared Swap)	309

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2023 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$–	$5,101	$ –	$–	$ 5,101
Large Company Value Portfolio
Forward foreign currency contracts	–	–	(169)	–	(169)
Equity Income Portfolio
Forward foreign currency contracts	–	–	(22)	–	(22)
Index 400 Stock Portfolio
Equity contracts	–	1,146	–	–	1,146
Mid Cap Value Portfolio
Forward foreign currency contracts	–	–	(489)	–	(489)

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 600 Stock Portfolio
Equity contracts	$ –	$ (86)	$ –	$ –	$ (86)
International Growth Portfolio
Forward foreign currency contracts	–	–	(34)	–	(34)
Research International Core Portfolio
Forward foreign currency contracts	–	–	(105)	–	(105)
International Equity Portfolio
Forward foreign currency contracts	–	–	8,889	–	8,889
Emerging Markets Equity Portfolio
Forward foreign currency contracts	–	–	(772)	–	(772)
Short-Term Bond Portfolio
Credit contracts	–	–	–	11	11
Interest rate contracts	–	(1,274)	–	–	(1,274)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	82	2,921	–	(167)	2,836
Inflation Protection Portfolio
Forward foreign currency contracts	–	–	363	–	363
Interest rate contracts	–	(1,948)	–	–	(1,948)
Inflation contracts	–	–	–	2,525	2,525
Multi-Sector Bond Portfolio
Credit contracts	–	–	–	10,460	10,460
Forward foreign currency contracts	–	–	(6,268)	–	(6,268)
Interest rate contracts	–	(16,313)	–	(2,681)	(18,994)

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2023 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$ –	$ 2,763	$ –	$ –	$ 2,763
Large Company Value Portfolio
Forward foreign currency contracts	–	–	(64)	–	(64)
Equity Income Portfolio
Forward foreign currency contracts	–	–	–	–	–
Index 400 Stock Portfolio
Equity contracts	–	697	–	–	697
Mid Cap Value Portfolio
Forward foreign currency contracts	–	–	(188)	–	(188)
Index 600 Stock Portfolio
Equity Contracts	–	112	–	–	112
International Growth Portfolio
Forward foreign currency contracts	–	–	118	–	118
Research International Core Portfolio
Forward foreign currency contracts	–	–	306	–	306
International Equity Portfolio
Forward foreign currency contracts	–	–	(952)	–	(952)
Emerging Markets Equity Portfolio
Forward foreign currency contracts	–	–	298	–	298
Short-Term Bond Portfolio
Interest rate contracts	–	(43)	–	–	(43)

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	$ 7	$ (2,135)	$ –	$ 145	$ (1,983)
Inflation Protection Portfolio
Forward foreign currency contracts	–	–	(505)	–	(505)
Interest rate contracts	–	816	–	–	816
Inflation contracts	–	–	–	(2,071)	(2,071)
Multi-Sector Bond Portfolio
Credit contracts	–	–	–	5,150	5,150
Forward foreign currency contracts	–	–	2,798	–	2,798
Interest rate contracts	–	9,893	–	4,035	13,928

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2023 are:

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Foreign Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	–	226	–	–	–
Large Company Value Portfolio
Forward foreign currency contracts	–	–	12,529	–	–
Equity Income Portfolio
Forward foreign currency contracts	–	–	–	–	–
Index 400 Stock Portfolio
Equity contracts	–	51	–	–	–
Mid Cap Value Portfolio
Forward foreign currency contracts	–	–	56,053	–	–
Index 600 Stock Portfolio
Equity contracts	–	24	–	–	–
International Growth Portfolio
Forward foreign currency contracts	–	–	–	–	–
Research International Core Portfolio
Forward foreign currency contracts	–	–	–	–	–
International Equity Portfolio
Forward foreign currency contracts	–	–	140,720	–	–
Emerging Markets Equity Portfolio
Forward foreign currency contracts	–	–	7	–	–
Short-Term Bond Portfolio
Credit contracts	–	–	–	159	–
Interest rate contracts	–	590	–	–	–
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	14	476	–	22,674	1,400
Inflation Protection Portfolio
Forward foreign currency contracts	–	–	12,720	–	–
Interest rate contracts	–	294	–	–	–
Inflation contracts	–	–	–	179,008	–
Multi-Sector Bond Portfolio
Credit contracts	–	–	–	270,832	–
Forward foreign currency contracts	–	–	585,285	–	–
Interest rate contracts	–	2,369	–	1,631,440	–

Notes to Financial Statements

NOTE 6. PORTFOLIO RISK

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

The value of a Portfolio’s investments may decline because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Local and global markets and normal market operations can be adversely affected by significant market disruptions. Market disruptions can be caused by local, regional or global events such as war, military conflict, political instability, acts of terrorism, social unrest, environmental disasters, natural disasters or events, trade disputes, supply chain disruptions, spread of infectious diseases or other public health issues, climate change, recessions, or other events. Climate change, the outbreak of infectious diseases or other public health issues may exacerbate other pre-existing political, social, economic, market and financial risks. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. The impact of any such events could negatively affect the global economy as well as the economies of individual countries, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Such events may affect certain sectors, industries, businesses, geographic regions or countries more significantly than others. In addition, any of such circumstances could result in disruptions in the trading markets and could result in increased market volatility. Such events could adversely affect the prices and liquidity of a Portfolio’s securities and could have a materially negative impact on the value of a Portfolio. Such events also could impact the ability of the Fund to process transactions or perform other operational activities. The Fund cannot predict the effects of geopolitical or other events in the future on the U.S. and other economies, the securities markets, or the Portfolios.

LIBOR

Instruments in which certain Portfolios of the Series Fund invests may, pursuant to their original terms, pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The maintenance of LIBOR reference rates, including rates for all U.S. dollar LIBOR settings, was discontinued in 2023. (U.S. dollar LIBOR 1-, 3- and 6-month settings continue to be published under an unrepresentative synthetic methodology until September 30, 2024, following which date the publication of all U. S. dollar settings will cease permanently.) Replacement reference rates for all LIBOR currencies have been established and are being employed with respect to new issuances. In cases where existing instruments held in the Portfolios rely upon LIBOR interest rates, such instruments may contain an explicit designation of an alternative “fall-back” reference rate or procedures for the determination of a replacement rate, in the event of the discontinuation of LIBOR. In instances where such instruments do not provide for the determination of a replacement reference rate, uncertainty may exist as the designation of an applicable rate will be contingent upon the agreement of the parties to the instrument.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-

Notes to Financial Statements

buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the Portfolio to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the year ended December 31, 2023, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

Bank of America NA	$1	$–	$1	$(59)	$–	$(59)	$(58)	$–	$(58)
Goldman Sachs International	–	–	–	(20)	–	(20)	(20)	10	(10)
Morgan Stanley Capital Services LLC	–	–	–	(42)	–	(42)	(42)	–	(42)

Total	$1	$–	$1	$(121)	$–	$(121)	$(120)	$10	$(110)

Mid Cap Value Portfolio
	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

Bank of America NA	$2	$–	$2	$(438)	$–	$(438)	$(436)	$436	$–
Goldman Sachs International	–	–	–	(56)	–	(56)	(56)	56	–

Total	$2	$–	$2	$(494)	$–	$(494)	$(492)	$492	$–

Notes to Financial Statements

International Equity Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

Bank of America NA	$218	$–	$218	$(21)	$–	$(21)	$197	$(180)	$17
Barclays Bank PLC	17	–	17	(1)	–	(1)	16	–	16
Citibank NA	28	–	28	–	–	–	28	–	28
Goldman Sachs Bank USA	13	–	13	–	–	–	13	(13)	–
HSBC Bank USA	460	–	460	(188)	–	(188)	272	(260)	12
JP Morgan Chase Bank NA	564	–	564	(9)	–	(9)	555	(555)	–
State Street Bank And Trust
Company	–	–	–	(30)	–	(30)	(30)	–	(30)
UBS AG	45	–	45	(101)	–	(101	(56)	–	(56)

Total	$1,345	$–	$1,345	$(350)	$–	$(350)	$995	$(1,008)	$(13)

Long–Term Government Bond Portfolio
	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Total Assets	Forward Foreign Currency Contracts	Written Options	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

JP Morgan Chase Bank NA	$–	$–	$–	$–	$(10)	$(10)	$(10)	$–	$(10)

Total	$–	$–	$–	$–	$(10)	$(10)	$(10)	$–	$(10)

Inflation Protection Portfolio
	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

Bank of America NA	$–	$1,775	$1,775	$–	$–	$–	$1,775	$(1,775)	$–
Barclays Bank PLC	–	374	374	–	(350)	(350)	24	–	24
Goldman Sachs International	–	4,065	4,065	(517)	–	(517)	3,548	(3,548)	–

Total	$–	$6,214	$6,214	$(517)	$(350)	$(867)	$5,347	$(5,323)	$24

Multi–Sector Bond Portfolio
	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure

Bank of America NA	$41	$–	$41	$(11)	$–	$(11)	$30	$–	$30
Barclays Bank PLC	–	–	–	(210)	(18)	(228)	(228)	228	–
BNP Paribas SA	9	–	9	(110)	–	(110)	(101)	–	(101)
Goldman Sachs International	–	–	–	–	(37)	(37)	(37)	–	(37)
Goldman Sachs Bank USA	32	–	32	(87)	–	(87)	(55)	–	(55)
HSBC Bank USA NA	–	–	–	(40)	–	(40)	(40)	40	–
JP Morgan Chase Bank NA	–	–	–	(39)	(8)	(47)	(47)	47	–
Morgan Stanley Capital Services LLC	5	9	14	–	(235)	(235)	(221)	–	(221)
Royal Bank of Canada	–	–	–	–π	–	–π	–π	–	–π
UBS AG	–	–	–	(628)	–	(628)	(628)	628	–

Total	$87	$9	$96	$(1,125)	$(298)	$(1,423)	$(1,327)	$943	$(384)

Notes to Financial Statements

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$20,000	$-	$-	$20,000	$(20,000)	$-
Bank of Nova Scotia	20,000	-	-	20,000	(20,000)	-
BNP Paribas	20,000	-	-	20,000	(20,000)	-
Citigroup Global Markets, Inc.	20,000	-	-	20,000	(20,000)	-
Goldman Sachs Group LP	30,000	-	-	30,000	(30,000)	-
Mitsubishi UFJ	30,000	-	-	30,000	(30,000)	-
Mizuho Securities	30,000	-	-	30,000	(30,000)	-
Morgan Stanley	30,000	-	-	30,000	(30,000)	-
Natixis S.A.	20,000	-	-	20,000	(20,000)	-
TD Securities	16,000	-	-	16,000	(16,000)	-
Total	$236,000	$-	$-	$236,000	$(236,000)	$-
Long-Term U.S. Government Bond Portfolio
Counterparty	Investment in Repurchase Agreements	Payable for Short Sales	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Capital, Inc.	$-	$-	$(21,488)	$(21,488)	$21,322	$(166)
Goldman Sachs International	-	-	(82,091)	(82,091)	82,071	(20)
Morgan Stanley Capital
Services	-	-	(72,682)	(72,682)	72,639	(43)
Total	$-	$-	$(176,261)	$(176,261)	$176,032	$(229)

The Long-Term U.S. Government Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2023 was $47,877 (amount in thousands) at a weighted average interest rate of 5.046%. Average borrowings include reverse repurchase agreements and sale-buyback transactions, if held during the period.

Multi- Sector Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Bank PLC	$-	$(1,294)	$-	$(1,294)	$1,294	$-
BNP Paribas SA	193,000	(193)	-	192,807	(192,807)	-
Citigroup Global Markets, Inc.	221,400	-	-	221,400	(221,400)	-
JP Morgan Securities LLC	100	-	-	100	(100)	-
JP Morgan Securities PLC	-	(566)	-	(566)	566	-
Morgan Stanley & Co.
International PLC	-	(1,595)	-	(1,595)	1,595	-
Total	$414,500	$(3,648)	$-	$410,852	$(410,852)	$-

The Multi- Sector Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2023 was $2,601 (amount in thousands) at a weighted average interest rate of 2.652%. Average borrowings include reverse repurchase agreements, if held during the period.

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly-owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay a fixed annual rate based on the average daily net asset values of the Portfolio.

Notes to Financial Statements

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

Notes to Financial Statements

For certain Portfolios, MSA contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees, fees for class actions, other passive securities litigation and antitrust claim filing services and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2024
Large Cap Blend Portfolio	0.85%	April 30, 2024
Large Company Value Portfolio	0.80%	April 30, 2024
Domestic Equity Portfolio	0.75%	April 30, 2024
Equity Income Portfolio	0.75%	April 30, 2024
Mid Cap Value Portfolio	1.00%	April 30, 2024
Index 600 Stock Portfolio	0.35%	April 30, 2024
Small Cap Value Portfolio	1.00%	April 30, 2024
International Growth Portfolio	1.10%	April 30, 2024
Research International Core Portfolio	1.15%	April 30, 2024
Emerging Markets Equity Portfolio	1.50%	April 30, 2024
Short-Term Bond Portfolio	0.45%	April 30, 2024
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2024
Inflation Protection Portfolio	0.65%	April 30, 2024
Multi-Sector Bond Portfolio	0.90%	April 30, 2024
Asset Allocation Portfolio	0.75%	April 30, 2024

Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Focused Appreciation Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Large Cap Core Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Large Cap Blend Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $150 million of average net assets, 0.65% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Index 500 Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Large Company Value Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.67% on the Portfolio’s first $100 million of average net assets, 0.62% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Domestic Equity Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.43% on the next $500 million, and 0.41% on the average net assets in excess of $1 billion. MSA may terminate this fee

Notes to Financial Statements

waiver agreement at any time after April 30, 2024.

Equity Income Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Mid Cap Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Index 400 Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Mid Cap Value Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $350 million, and 0.64% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Small Cap Value Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

International Growth Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Research International Core Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% on the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

International Equity Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $1,950 million, and 0.63% on the average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Emerging Markets Equity Portfolio – For the period from January 1, 2023 through April 30, 2023, MSA agreed to waive a portion of its management fee such that its management fee was 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.80% on the next $500 million, and 0.75% on average net assets in excess of $1 billion. Effective May 1, 2023, MSA has agreed to waive a portion of its management fee such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.78% on the next $500 million, and 0.75% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Government Money Market Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Short-Term Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Select Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.30%

Notes to Financial Statements

on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Long-Term U.S. Government Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Inflation Protection Portfolio – For the period from January 1, 2023 through October 31, 2023, MSA agreed to waive a portion of its management fee such that the management fee was 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. Effective November 1, 2023, MSA has agreed to waive a portion of its management fee such that its management fee is 0.42% on the Portfolio’s first $100 million of average net assets, 0.40% on the next $150 million, and 0.38% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

High Yield Bond Portfolio – MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Multi-Sector Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Balanced Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Asset Allocation Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2024.

Waivers are not recoupable in future periods.

With respect to certain Portfolios, MSA has engaged and oversees unaffiliated sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

Notes to Financial Statements

A summary of the Portfolios’ capital loss carryovers as of December 31, 2023 is provided below:

	Short- Term Loss Carryover	Long- Term Loss Carryover	Losses Utilized

	(Amounts in thousands)
Growth Stock Portfolio	$31,267	$3,430	$19,875
Mid Cap Growth Stock Portfolio	8,931	30,596	6,916
Small Cap Growth Stock Portfolio	34,846	5,658	34,731
International Equity Portfolio	847	14,870	181
Emerging Markets Equity Portfolio	41,440	10,165	–
Short-Term Bond Portfolio	6,934	5,911	–
Select Bond Portfolio	253,310	169,562	–
Long-Term U.S. Government Bond Portfolio	–	16,860	–
Inflation Protection Portfolio	10,133	11,292	–
High Yield Bond Portfolio	1,229	23,390	–
Multi-Sector Bond Portfolio	45,944	45,169	–

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2023 and 2022 was as follows:

	2023 Distributions Paid From:		2022 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain

		(Amounts in thousands)
Growth Stock Portfolio	$392	$—	$8,528	$142,825
Focused Appreciation Portfolio	2,059	71,643	2,197	125,795
Large Cap Core Stock Portfolio	6,286	48,913	34,391	81,325
Large Cap Blend Portfolio	1,503	14,830	1,337	18,030
Index 500 Stock Portfolio	67,110	35,856	64,069	144,551
Large Company Value Portfolio	5,077	19,079	12,442	19,968
Domestic Equity Portfolio	19,196	46,554	30,154	106,445
Equity Income Portfolio	18,100	55,166	22,774	71,701
Mid Cap Growth Stock Portfolio	2,521	—	1,611	98,437
Index 400 Stock Portfolio	15,588	49,435	31,873	101,625
Mid Cap Value Portfolio	22,489	72,306	44,485	64,725
Small Cap Growth Stock Portfolio	192	—	3,020	107,716
Index 600 Stock Portfolio	4,166	15,944	11,797	25,599
Small Cap Value Portfolio	2,800	36,433	12,120	65,482
International Growth Portfolio	8,162	20,348	8,194	93,077
Research International Core Portfolio	13,421	15,148	20,345	34,292
International Equity Portfolio	54,274	—	41,796	46,803
Emerging Markets Equity Portfolio	19,064	—	19,997	58,276
Government Money Market Portfolio	25,157	5	7,243	—
Short-Term Bond Portfolio	7,807	—	6,234	172
Select Bond Portfolio	73,967	—	51,441	3,949
Long-Term U.S. Government Bond Portfolio	2,679	—	1,876	—
Inflation Protection Portfolio	20,508	—	16,642	8,985
High Yield Bond Portfolio	40,679	—	40,651	—
Multi-Sector Bond Portfolio	29,062	—	47,671	—
Balanced Portfolio	38,818	72,601	82,626	121,740
Asset Allocation Portfolio	5,321	15,893	9,305	17,887

Notes to Financial Statements

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$1,260	$–	$(34,697)	$411,798
Focused Appreciation Portfolio	–	121,060	–	565,419
Large Cap Core Stock Portfolio	5,581	34,308	–	136,449
Large Cap Blend Portfolio	6,985	32,889	–	13,332
Index 500 Stock Portfolio	76,400	102,494	–	3,614,917
Large Company Value Portfolio	3,951	4,950	–	2,758
Domestic Equity Portfolio	21,990	80,191	–	142,782
Equity Income Portfolio	18,569	23,224	–	153,556
Mid Cap Growth Stock Portfolio	944	–	(39,527)	169,541
Index 400 Stock Portfolio	18,319	44,002	–	337,717
Mid Cap Value Portfolio	19,072	13,789	–	2,834
Small Cap Growth Stock Portfolio	2,635	–	(40,505)	108,801
Index 600 Stock Portfolio	5,645	9,994	–	74,728
Small Cap Value Portfolio	5,076	19,521	–	120,534
International Growth Portfolio	9,209	26,315	–	250,446
Research International Core Portfolio	15,799	5,020	–	136,835
International Equity Portfolio	55,095	–	(15,718)	15,277
Emerging Markets Equity Portfolio	15,666	–	(51,606)	27,165
Government Money Market Portfolio	1	–	–	–
Short-Term Bond Portfolio	13,119	–	(12,845)	(7,010)
Select Bond Portfolio	110,410	–	(422,872)	(65,458)
Long-Term U.S. Government Bond Portfolio	3,761	–	(16,860)	(48,944)
Inflation Protection Portfolio	12,928	–	(21,425)	(27,408)
High Yield Bond Portfolio	43,835	–	(24,619)	(48,774)
Multi-Sector Bond Portfolio	65,432	–	(91,113)	(99,731)
Balanced Portfolio	42,536	38,644	–	(63,479)
Asset Allocation Portfolio	5,504	8,203	–	(2,062)
NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements, included in Unaffiliated Dividends on the Statements of Operations, are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2023 are summarized below (amounts in thousands):

Portfolio	2023 Reimbursements
International Growth Portfolio	$1,034
International Equity Portfolio	4,182
Research International Core Portfolio	1,262
Emerging Markets Equity Portfolio	1,412

NOTE 10. GUARANTEES

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

Notes to Financial Statements

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2023, transactions in securities other than short term investments were:

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Growth Stock Portfolio	$86,319	$—	$130,892	$—
Focused Appreciation Portfolio	78,987	—	243,391	—
Large Cap Core Stock Portfolio	387,954	—	421,742	—
Large Cap Blend Portfolio	216,007	—	246,274	—
Index 500 Stock Portfolio	106,360	—	161,450	—
Large Company Value Portfolio	52,777	—	57,679	—
Domestic Equity Portfolio	228,267	—	250,278	—
Equity Income Portfolio	124,611	—	155,031	—
Mid Cap Growth Stock Portfolio	406,980	—	477,478	—
Index 400 Stock Portfolio	224,626	—	231,299	—
Mid Cap Value Portfolio	316,545	—	330,087	—
Small Cap Growth Stock Portfolio	401,691	—	416,509	—
Index 600 Stock Portfolio	111,035	—	96,722	—
Small Cap Value Portfolio	154,109	—	181,230	—
International Growth Portfolio	200,106	—	253,990	—
Research International Core Portfolio	116,977	—	114,620	—
International Equity Portfolio	253,168	—	329,373	—
Emerging Markets Equity Portfolio	238,604	—	212,496	—
Short-Term Bond Portfolio	114,517	99,597	108,195	101,684
Select Bond Portfolio	2,285,937	4,758,037	2,104,687	4,777,961
Long-Term U.S. Government Bond Portfolio	575	72,555	3,659	41,410
Inflation Protection Portfolio	116,638	41,329	135,144	38,196
High Yield Bond Portfolio	117,713	—	119,968	—
Multi-Sector Bond Portfolio	240,088	—	228,999	4,230
Balanced Portfolio	172,894	—	273,252	—
Asset Allocation Portfolio	27,608	—	40,298	—

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2023 are as follows:

Balanced Portfolio

Portfolio	Value at 12/31/2022	Purchases	Sales	Value at 12/31/2023	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2023

	(amount in thousands)
Domestic Equity	$107,539	$5,220	$25,890	$84,676	$(3,413)	$1,220	$1,524	$3,696	8.0%
Emerging Markets	13,059	118	8,000	5,669	3,473	(2,981)	118	–	0.6%
Focused Appreciation	95,215	4,860	50,210	84,064	24,652	9,547	–	4,860	6.6%
High Yield Bond	54,560	3,036	8,500	52,658	4,659	(1,097)	3,036	–	7.1%
International Equity	81,108	2,063	22,550	70,049	14,599	(5,171)	2,063	–	3.7%
International Growth	75,895	2,020	19,660	70,476	6,444	5,777	578	1,441	6.9%
Large Cap Blend	100,037	7,577	32,610	84,360	5,022	4,334	697	6,880	45.0%
Mid Cap Growth Stock	81,889	197	11,920	81,861	12,494	(799)	197	–	7.6%
Mid Cap Value	91,365	12,071	14,190	82,620	(7,199)	573	1,939	10,133	12.4%
Multi-Sector Bond	101,469	2,667	–	111,320	7,184	–	2,667	–	9.3%

Notes to Financial Statements

Portfolio	Value at 12/31/2022	Purchases	Sales	Value at 12/31/2023	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2023

	(amount in thousands)
Select Bond	$643,027	$16,731	$25,770	$656,184	$26,129	$(3,933)	$16,730	$–	22.6%
Short-Term Bond	22,825	473	–	24,026	728	–	473	–	6.2%
Small Cap Growth Stock	16,959	6	–	20,072	3,107	–	6	–	2.9%
Small Cap Value	22,920	1,570	2,400	23,628	2,195	(657)	112	1,458	4.1%

	$1,507,867	$58,609	$221,700	$1,451,663	$100,074	$6,813	$30,140	$28,468

Asset Allocation Portfolio
Portfolio	Value at 12/31/2022	Purchases	Sales	Value at 12/31/2023	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2023

	(amount in thousands)
Domestic Equity	$19,880	$1,089	$3,960	$16,522	$(1,122)	$635	$318	$771	1.6%
Emerging Markets	2,959	57	400	2,749	217	(84)	57	–	0.3%
Focused Appreciation	18,098	1,016	9,240	16,453	4,637	1,942	–	1,016	1.3%
High Yield Bond	12,776	739	1,520	12,832	1,022	(185)	739	–	1.7%
International Equity	15,799	428	3,820	14,259	2,591	(739)	428	–	0.8%
International Growth	15,020	411	3,490	14,383	1,436	1,006	118	293	1.4%
Large Cap Blend	18,947	1,350	5,970	16,091	940	824	124	1,226	8.6%
Mid Cap Growth Stock	13,540	34	1,280	14,255	2,013	(52)	34	–	1.3%
Mid Cap Value	14,985	2,087	1,570	14,325	(1,158)	(19)	335	1,752	2.2%
Multi-Sector Bond	13,571	357	–	14,888	960	–	357	–	1.2%
Select Bond	44,162	1,147	1,400	45,455	1,707	(161)	1,147	–	1.6%
Short-Term Bond	3,120	65	–	3,284	99	–	64	–	0.9%
Small Cap Growth Stock	5,312	2	330	5,953	998	(29)	2	–	0.9%
Small Cap Value	6,174	445	740	6,280	585	(184)	32	413	1.1%

	$204,343	$9,227	$33,720	$197,729	$14,925	$2,954	$3,755	$5,471

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2023, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases

International Growth Portfolio	$6,642
Mid Cap Value Portfolio	102
Small Cap Growth Stock Portfolio	937

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales

International Growth Portfolio	$2,431	$831
Mid Cap Value Portfolio	99	20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Northwestern Mutual Series Fund, Inc. and Shareholders of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, and for Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023, for Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 16, 2024

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
IO	Interest Only Security
PO	Principal Only Security
GDR	Global Depositary Receipt
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted
IBOR	Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ICE	Intercontinental Exchange
SONIA	Sterling Overnight Index Average Rate
SONIO	Sterling Overnight Interbank Average Rate
MUTKCALM	Bank of Japan Unsecured Overnight Call Rate
DAC	Designated Activity Company
TBA	To Be Announced
CMT	Constant Maturity Treasury
OIS	Overnight Index Swaps
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BONCER	National Treasury Bond in Pesos with Adjustment for CER
DIFC	Dubai International Financial Centre
EURIBOR	Euro Interbank Offered Rate
SDR	Swedish Depository Receipt
ETF	Exchange Traded Fund

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Offshore
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio, other than the Government Money Market Portfolio, files its complete schedule of portfolio holdings on a monthly basis with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Each Portfolio’s holdings reported on Form N-PORT for the first and third quarters of the fiscal year are available on the SEC’s website at http://www.sec.gov. Portfolios that file their holdings on Form N-PORT also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

The Government Money Market Portfolio files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. Form N-MFP is available on the SEC’s website at http://www.sec.gov. The Government Money Market Portfolio also makes its complete schedule of portfolio holdings for the most recent month available on the Internet at www. northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2023, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling fifteen (15) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]

Gail L. Hanson	Director	Since 2012	27	Director of Artisan Partner
720 East Wisconsin Avenue				Funds (17 portfolios)
Milwaukee, WI 53202
1955

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Christy L. Brown	Director	Since 2012	27	None
720 East Wisconsin Avenue
Milwaukee, WI 53202
1965

Principal Occupation During Past 5 Years: Since July 2023, President of Alverno College (Milwaukee, Wisconsin). From 2012 to 2023, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of

Wisconsin, Milwaukee.

William J. Gerber	Director	Since 2017	27	Director of Ballantyne
720 East Wisconsin Avenue				Strong, Inc., a developer of
Milwaukee, WI 53202 1958				technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

David Ribbens	Director	Since 2017	27	None
720 East Wisconsin Avenue
Milwaukee, WI 53202
1961

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Donald M. Ullmann	Director	Since 2017	27	None
720 East Wisconsin Avenue
Milwaukee, WI 53202
1957

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

Director and Officer Information (unaudited)

1. This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Carter[2]	Chairman of the	Since 2023	27	None
720 East Wisconsin Avenue	Board
Milwaukee, WI 53202
1961

Principal Occupation During Past 5 Years: Since January 2023, Executive Vice President and Chief of Staff to the Chief Executive Officer. From 2019, Executive Vice President, Chief Financial Officer and Chief Risk Officer of The Northwestern Mutual Life Insurance Company. From 2008 through 2019, Executive Vice President and Chief Financial Officer of The Northwestern Mutual Life Insurance Company.

Rosanne L. Kropp[3]	Chairman of the	Since 2024	27	None
720 East Wisconsin Avenue	Board
Milwaukee, WI 53202
1973

Principal Occupation During Past 5 Years: Since January 2022, Vice President and Head of Public Investments, The Northwestern Mutual Life Insurance Company. From November 2019 to December 2021, Vice President and Head of Investment Strategy Department at The Northwestern Mutual Life Insurance Company. From April 2016 to October 2019, Managing Director, Head of Investment Strategy at Allianz Investment Management.

2. Michael G. Carter served as a director and Chairman of the Board of Directors of the Series Fund during 2023. He resigned as a director and Chairman of the board with the Series Fund, effective January 31, 2024.

3. Rosanne L. Kropp was elected to serve as a director and Chairman of the Board of Directors of the Series Fund by resolution of the Board, effective February 1, 2024.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Paul A. Mikelson	President	Since 2022
720 East Wisconsin Avenue
Milwaukee, WI 53202
1970

Principal Occupation During Past 5 Years: Since January 2022, Vice President – Product and Administration of Mason Street Advisors. From 2013 - December 31, 2021, Vice President, Multi-Manager Investment Solutions at Columbia Threadneedle Investments, an Ameriprise Financial affiliate.

Matthew P. Sullivan	Vice President;	Since 2023
720 East Wisconsin Avenue	Chief Financial Officer & Treasurer
Milwaukee, WI 53202
1979

Since October 2023, Vice President Financial Planning and Analysis of Northwestern Mutual. From January 2023 to October 2023, Vice President and Controller of Northwestern Mutual. From June 2019 to December 2022, Vice President – Planning Experience Readiness & Adoption and from May 2016 to May 2019 Vice President of Product Finance, Northwestern Mutual and Treasurer of Northwestern Mutual Wealth Management Company.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Phil J. Rinzel	Controller &	Since 2021
720 East Wisconsin Avenue	Chief Accounting Officer
Milwaukee, WI 53202
1979

Principal Occupation During Past 5 Years: Since 2016, Senior Director – Investment Accounting of Northwestern Mutual.

Michael J. Conmey	Chief Compliance Officer	Since 2020
720 East Wisconsin Avenue
Milwaukee, WI 53202
1980

Principal Occupation During Past 5 Years: Vice President – Managed Investments Compliance of Northwestern Mutual and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since June 2020. Assistant General Counsel and Assistant Secretary of Northwestern Mutual from 2011 - 2020.

David B. Kennedy	Secretary	Since 2023
720 East Wisconsin Avenue
Milwaukee, WI 53202
1959

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2016. Secretary of Mason Street Advisors since 2020.

James E. Fleming	Vice President - Investments	Since 2020
720 East Wisconsin Avenue
Milwaukee, WI 53202
1975

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.

Rodney A. Schmucker	Vice President - Investments	Since 2020
720 East Wisconsin Avenue
Milwaukee, WI 53202
1966

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.

Brent G. Schutte	Vice President - Investments	Since 2022
720 East Wisconsin Avenue
Milwaukee, WI 53202
1973

Principal Occupation During Past 5 Years: Since 2015, Chief Investment Officer of Northwestern Mutual Wealth Management Company

Garrett D. Aird	Vice President - Investments	Since 2022
720 East Wisconsin Avenue
Milwaukee, WI 53202
1978

Principal Occupation During Past 5 Years: Since November 2021, Vice President – Investment Management & Research of Northwestern Mutual Wealth Management Company (NMWMC). From 2017 to November 2021, Senior Director – Research at NMWMC. Prior thereto, Assistant Director – Investments at NMWMC.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2023

At its September 7, 2023 meeting, the Board, including the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (the “Independent Directors” or “Directors”), unanimously approved the following Investment Sub-Advisory Agreements: (1) a Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“American Century”), relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) a Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) a Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and (4) a Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio. Each of the foregoing Investment Sub-Advisory Agreements approved by the Board at its September 7, 2023 meeting continued the existing sub-advisory contract relationship with the named sub-advisers. The existing Investment Sub-Advisory Agreements were amended and restated to reflect modifications to incorporate certain updated terms and conditions.

At its November 30, 2023 meeting, the Board, including the Independent Directors, unanimously approved the continuance of: (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Investment Management, Inc. (“TRPIM”) dated November 30, 2022, relating to the Small Cap Value Portfolio; (2) the Sixth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“TRPA”) dated November 30, 2022, relating to the Equity Income, Growth Stock and Short-Term Bond Portfolios; (3) the Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) dated November 30, 2022, relating to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, together with an amendment thereto incorporating a sub-advisory fee reduction with respect to the Multi-Sector Bond Portfolio; (4) the Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”), dated November 30, 2022, relating to the Government Money Market Portfolio (together with an amendment thereto incorporating a sub-advisory fee reduction with respect to the Government Money Market Portfolio) and the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock, dated November 30, 2022 related to the Index 500 Stock Portfolio; and (5) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Allspring Global Investments, LLC (“Allspring”) dated November 30, 2022, relating to the Select Bond Portfolio (together with an amendment thereto incorporating a fee reduction related to the Select Bond Portfolio).

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

American Century, Delaware, Federated, Loomis Sayles, TRPIM, TRPA, PIMCO, BlackRock and Allspring are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

In determining whether to approve the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each of the foregoing meetings to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the approval and continuation of the Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their approval was formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios pursuant to the terms of the Sub-Advisory Agreements is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the consideration of continuance and approval of the Sub-Advisory Agreements and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors or the Sub-Advisers present, and were represented throughout the process by legal counsel.

Approval and Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its September 7, 2023 and November 30, 2023 meetings, the Board, including the Independent Directors, unanimously approved the Sub-Advisory Agreements. In connection with those meetings, the Directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the Directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the Directors in fulfilling their responsibilities when considering the approval of the Sub-Advisory Agreements. The Directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers, and other materials prepared by Mason Street Advisors. The materials contained detailed information on performance over multiple time periods, expenses, brokerage commissions, portfolio turnover, style consistency, key portfolio statistics and metrics, and other factors with respect to each of the Sub-Advised Portfolios. The materials also contained an analysis of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The Directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of each of the Sub-Advisory Agreements include those discussed below. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services the Directors reviewed each Sub-Adviser’s financial strength, assets under management, and overall reputation. The Directors evaluated the investment strategies employed by each Sub-Adviser, as well as the personnel providing such services with respect to each Sub-Advised Portfolio. With respect to TRPIM, the Directors considered the additions to the investment team, including a therapeutics sector analyst and a technology analyst. With respect to the Short-Term Bond Portfolio

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

managed by TRPA, the Directors considered the addition of a co-portfolio manager with a strong background in securitized products. With respect to the Multi-Sector Bond Portfolio managed by PIMCO, the Directors cited favorably the replacement of the portfolio manager, the changes made in the positioning of the Portfolio as well as the addition of investment team members. With respect to BlackRock, the Directors noted that the firm benefitted from its substantial resources and top class technology. The Directors considered informational updates given by the portfolio managers associated with each Sub-Adviser, which included reports regarding how the Sub-Advised Portfolios were being positioned in the current market environment. The Directors also considered Mason Street Advisors’ reports on due diligence visits and conference calls that had been conducted with certain of the Sub-Advisers.

The Directors also considered and expressed satisfaction with each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers, and their experience with the services provided by the Sub-Advisers for their respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services, and were satisfied with the experience and capabilities of the Sub-Advisers and the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The Directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the Directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper peer groups for the same periods, (ii) the Morningstar overall star rating and Lipper quintile rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper performance rankings for one-, three- and five-year time periods (as applicable). The Directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The Directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios.

With respect to American Century, the Directors considered that the Large Company Value and the Mid Cap Value Portfolios had experienced near-term performance challenges, arising in part through stock selection. The Directors observed that the portfolio managers for these Portfolios had provided thoughtful answers to the questions posed by Board members during their presentations and that in each case the American Century investment team had been disciplined in consistently adhering to the investment style applicable to Portfolio’s investment strategy. The Directors affirmed that on a long-term basis American Century had delivered solid performance for these Portfolios. With respect to the Inflation Protection Portfolio, the Directors were satisfied with the Portfolio’s performance, expressed a high level of confidence in the portfolio manager for the Portfolio, and cited no concerns.

With respect to Federated, the Directors commented on the very positive long-term performance record and observed favorably that the portfolio manager had been consistent in adhering to the firm’s investment strategy applied to the High Yield Portfolio. With respect to Loomis Sayles, the Directors noted that performance returns for the Focused Appreciation Portfolio had been strong in the near-term and affirmed there were no current concerns with respect to performance of the Portfolio.

With respect to Delaware and the Domestic Equity Portfolio, the Directors expressed concerns regarding multiple periods of challenged performance returns. The Directors also expressed concerns with regard to the portfolio manager’s security selection, but noted that the portfolio manager from Delaware provided cogent and well-reasoned responses with respect to inquiries made by the Directors regarding individual stock decisions made for the Domestic Equity Portfolio. Additionally, the Directors also commented that Delaware had been experiencing asset outflows from the firm’s domestic equity strategy.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

With respect to the Small Cap Value Portfolio managed by TRPIM, the Directors considered the Small Cap Value Portfolio’s performance in light of the investment team’s fundamentally-driven strategy, noting that the firm’s analytical work and research process was very robust. With regard to the Growth Stock Portfolio, the Directors considered that the portfolio managers demonstrated a thoughtful understanding of risk factors and noted that recently-implemented risk management tools showed positive initial results. With respect to the Multi-Sector Bond Portfolio managed by PIMCO, the Directors considered enhancements made to its process around credit analysis and cited positively the firm’s research capabilities. With respect to the Government Money Market Portfolio managed by BlackRock, the Directors expressed high confidence that the firm would correctly implement the new money market fund reforms. With respect to the Select Bond Portfolio managed by Allspring, the Directors expressed satisfaction with the investment performance, noting that results were very solid and that the firm excelled in finding value within sectors.

The Directors observed that the portfolio managers for each of the Sub-Advised Portfolios had provided thoughtful answers to the questions posed by the Directors and that in each case the Sub-Advisers firm had been disciplined in consistently adhering to the investment style applicable to the individual Portfolio.

In addition to performance information presented at the meeting, the Directors considered the performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the Directors placed greater weight on longer-term performance. For the reasons summarized above, the Board concluded that, considering the investment performance within the context of its overall determinations regarding the Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The Directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The Directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The Directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the Directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the applicable expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the Directors received and reviewed an independent analysis prepared by Broadridge of comparative expense data for each Sub-Advised Portfolio. Broadridge provided data as of December 31, 2022 comparing each Sub-Advised Portfolio’s net and total expenses with those in a category of funds underlying variable insurance products. Categories were selected by Broadridge based upon having similar investment classifications, objectives, and asset allocations. The Directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The Directors considered that the Broadridge expense rankings of the Mid Cap Value Portfolio sub-advised by American Century, the Domestic Equity Portfolio sub-advised by Delaware, the High Yield Bond Portfolio sub-advised by Federated, the Focused Appreciation Portfolio sub-advised by Loomis Sayles, the Short-Term Bond, Equity Income and Growth Stock Portfolios sub-advised by TRPA, the Select Bond Portfolio sub-advised by Allspring, and the Index 500 Stock Portfolio sub-advised by BlackRock, were in the top Broadridge quartile (meaning lowest net expenses) of their respective categories. The Directors considered that the expense rankings of the Large Company Value and Inflation Protection Portfolios sub-advised by American Century, the Small Cap Value Portfolio sub-advised by TRPIM, the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios sub-advised by PIMCO, and the Government Money Market Portfolio sub-advised by BlackRock were within the second quartile of their respective categories. The Directors also considered that reduced sub-advisory fee schedules would be put into place for: (i) the Mid Cap Value, Large Company Value and Inflation Protection Portfolios in connection with the approval of the amended and restated Sub-Advisory Agreement with American Century; (ii) the Domestic Equity Portfolio in connection with the approval of the amended and restated Sub-Advisory Agreement with Delaware; (iii) the Multi-Sector Bond Portfolio in connection with the renewal of the Sub-Advisory Agreement with PIMCO; (iv) the Government Money Market Portfolio in connection with the renewal of the Sub-Advisory Agreement with BlackRock; and (v) the Select Bond Portfolio in connection with the renewal of the Sub-Advisory Agreement with Allspring.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Based on their review of the above information and other factors deemed relevant by the Directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The Directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors from the Sub-Advised Portfolios. The Directors considered Mason Street Advisors’ fee and expense analysis regarding fees, expenses and profit margins related to the Sub-Advised Portfolios on a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to expenses. The profitability information presented for the Directors’ consideration was supplemented by the aforementioned information regarding the expense-based ranking of each Sub-Advised Portfolio within the Portfolio’s respective Broadridge peer group category. The Directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The Directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of assumptions and other factors. The Directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The Directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios on the brokerage platform maintained by a brokerage affiliate of Mason Street Advisors, the participation of such fund families in mutual fund partner programs offered by such brokerage affiliate, and the payment of fees by the fund families based upon participation on the brokerage platform and the mutual fund partner program maintained by the brokerage affiliate of Mason Street Advisors. The Directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The Directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The Directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios, as applicable, and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The Directors took into account the expense limitation arrangements in place for the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, High Yield Bond, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Growth Stock, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond, Government Money Market, and Index 500 Stock Portfolios. The Directors also considered the total assets and expense ratio of each Sub-Advised Portfolio. Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The Directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The Directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The Directors also considered information regarding each Sub-Adviser’s code of ethics, approach to portfolio manager compensation, succession planning, as well as information supplied by the Sub-Advisers related to their cybersecurity programs and business continuity plans, and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Sub-Advisory Agreements were fair and reasonable and approved each Sub-Advisory Agreement as being in the best interests of each Portfolio.

(b) Not applicable.

Item 13.	Exhibits

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Paul A. Mikelson
Paul A. Mikelson, President

Date:	March 14, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul A. Mikelson
Paul A. Mikelson, President

Date:	March 14, 2024

By:	/s/ Matthew P. Sullivan
Matthew P. Sullivan, Vice President,
Chief Financial Officer and Treasurer

Date:	March 14, 2024